UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2015 – DECEMBER 31, 2015

                    (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG GW&K Enhanced Core Bond Fund

Investor Class: MFDAX    |    Service Class: MFDSX    |    Class C: MFDCX

Institutional Class: MFDYX

AMG GW&K Municipal Bond Fund

Investor Class: GWMTX    |    Service Class: GWMSX    |    Institutional Class: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Investor Class: GWMNX    |    Service Class: GWMRX    |    Institutional Class: GWMEX

AMG GW&K Small Cap Core Fund

Investor Class: GWETX    |    Service Class: GWESX    |    Institutional Class: GWEIX

AMG GW&K Small Cap Growth Fund

Institutional Class: GWGIX

www.amgfunds.com |	AR020-1215

AMG Funds Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG GW&K Enhanced Core Bond Fund	5
AMG GW&K Municipal Bond Fund	11
AMG GW&K Municipal Enhanced Yield Fund	20
AMG GW&K Small Cap Core Fund	27
AMG GW&K Small Cap Growth Fund	33

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	39

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	42
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	44
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	45
Detail of changes in assets for the past two years

Financial Highlights	47
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	56

Notes to Financial Statements	57
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	66

TRUSTEES AND OFFICERS	67

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World Index ex US Index)	(5.66)%	1.50%	1.06%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill Index)	0.22%	0.17%	0.19%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2015	Expense Ratio for the Period	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond Fund
Investor Class
Based on Actual Fund Return	0.84%	$1,000	$972	$4.17
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28
Service Class
Based on Actual Fund Return	0.69%	$1,000	$972	$3.43
Hypothetical (5% return before expenses)	0.69%	$1,000	$1,022	$3.52
Class C
Based on Actual Fund Return	1.59%	$1,000	$968	$7.89
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.08
Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$973	$2.93
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.01
AMG GW&K Municipal Bond Fund
Investor Class
Based on Actual Fund Return	0.83%	$1,000	$1,034	$4.26
Hypothetical (5% return before expenses)	0.83%	$1,000	$1,021	$4.23
Service Class
Based on Actual Fund Return	0.51%	$1,000	$1,037	$2.62
Hypothetical (5% return before expenses)	0.51%	$1,000	$1,023	$2.60
Institutional Class
Based on Actual Fund Return	0.34%	$1,000	$1,038	$1.75
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,024	$1.73
AMG GW&K Municipal Enhanced Yield Fund
Investor Class
Based on Actual Fund Return	1.14%	$1,000	$1,044	$5.87
Hypothetical (5% return before expenses)	1.14%	$1,000	$1,019	$5.80
Service Class
Based on Actual Fund Return	0.70%	$1,000	$1,046	$3.61
Hypothetical (5% return before expenses)	0.70%	$1,000	$1,022	$3.57
Institutional Class
Based on Actual Fund Return	0.64%	$1,000	$1,046	$3.30
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.26
AMG GW&K Small Cap Core Fund
Investor Class
Based on Actual Fund Return	1.33%	$1,000	$936	$6.49
Hypothetical (5% return before expenses)	1.33%	$1,000	$1,019	$6.77
Service Class
Based on Actual Fund Return	1.05%	$1,000	$937	$5.13
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.35
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$938	$4.64
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84

3

About Your Fund’s Expenses

Six Months Ended December 31, 2015	Expense Ratio for the Period	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expenses Paid During the Period*
AMG GW&K Small Cap Growth Fund
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$894	$4.54
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund (Investor Class) (the “Fund”) returned (3.41%) for the year ended December 31, 2015, compared to the return of 0.55% for the Barclays U.S. Aggregate Bond Index.

The end of the year was challenged by the same general themes that plagued the taxable bond market throughout 2015. Investors grappled with a combination of an imminent U.S. Federal Reserve (the “Fed”) lift-off, an uncertain global growth outlook as China’s economy continued to slow, a stronger U.S. Dollar, plummeting oil prices and an unyielding commodity related sell-off. After months of back and forth, the Federal Open Market Committee finally raised rates for the first tightening of monetary policy in nearly a decade, mollifying one source of angst for investors. The market greeted the hike as affirming a benign economic outlook for the U.S. economy. But for the year, the Fed’s actions took a back seat to the commodity price decline and credit-related issues. This divide can be seen by the breakeven performance in the Barclays U.S. Aggregate Index versus a -4.5% loss in the U.S. high-yield market in the last several months of the year. The market ended the year with very little movement in the intermediate part of the curve, and slightly higher rates on the short end relative to the long end. This flattening of the yield curve left the 2/30yr Treasury spread close to its lowest level in 12 months.

Heading into 2016, many of the challenges that weighed on the market last year remain. The theme of relative domestic strength and global weakness should remain prevalent throughout the first half of the year. U.S. monetary policy divergence with the rest of the world is likely to be an important influence on both the bond market and the economy. Fed activity may produce an elevated level of volatility, but we do not expect interest rates to increase meaningfully. A low inflationary environment, moderate economic growth and a cautious approach from the Fed should all contribute to keeping rates in the intermediate and long end of the curve fairly subdued. We maintain a relatively neutral duration and continue to prefer the intermediate part of the curve given the attractive carry and roll for the interest-rate risk assumed.

Despite a healthy economy, the fundamental and technical backdrop for corporate credit is challenging. Investors are particularly concerned about low market liquidity and redemption risk. Furthermore, the fortunes for large portions of the corporate bond market remain hostage to the bursting of the commodity cycle and slowing global growth. Defaults in the high-yield segment are expected to rise from 2.8% this year to 3.8% next year, driven by the energy sector, which could see its default rate approach 10%.

As we enter 2016, the big question on investors’ minds is whether there will be a broader contagion from the commodity rout. While developments in the credit markets bear close monitoring, we do not see a case for a more far-reaching credit crunch. The primary market remains open to most issuers and banks are sanguine about credit quality. However, given these challenges, we believe managing the risks and rebalancing portfolios accordingly will be the key for successful investing in the New Year. Along these lines, we continued to reduce our exposure to commodity prices and global growth within the Fund. The proceeds were invested into higher-quality mortgage-backed securities, taxable municipals and defensive investment-grade credits. We remain overweight investment grade corporates, which should outperform Treasuries in a moderate growth climate. The risk/return for this segment improved markedly throughout the course of the year as spreads widened amid record new issuance. We are slightly underweight the high-yield market. While we see attractive valuation in some sectors, weak technicals and challenging fundamentals will continue to weigh on the market. The outlook for the mortgage sector remains favorable due to solid technicals. We remain biased toward higher premium mortgage-backed securities because they should provide solid excess returns in a part of the curve that is susceptible to higher rates next year.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

5

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG Enhanced Core Bond Fund—Investor Class shares on December 31, 2005, with a $10,000 investment made in the Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond Fund [2,3,4,5]
Investor Class	(3.41)%	3.21%	4.85%	5.62%	01/02/97
Service Class	(3.30)%	—	—	0.98%	11/30/12
Class C6	(4.14)%	2.42%	4.06%	4.80%	03/05/98
Institutional Class	(3.15)%	3.47%	5.11%	6.02%	01/02/97
Barclays U.S. Aggregate Bond Index[7]	0.55%	3.25%	4.51%	5.45%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Issuer of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger looses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[6]	Closed to new investments.
[7]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG GW&K Enhanced Core Bond Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Enhanced Core Bond Fund**
U.S. Government and Agency Obligations	42.6%
Industrials	31.5%
Financials	14.1%
Municipal Bonds	6.6%
Other Assets and Liabilities	5.2%

**	As a percentage of net assets.

Rating	AMG GW&K Enhanced Core Bond Fund***
U.S. Government and Agency Obligations	44.9%
Aaa	2.1%
Aa	9.1%
A	10.6%
Baa	22.8%
Ba	8.8%
B	1.7%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
United States Treasury Bond, 6.250%, 08/15/23*	6.9%
FNMA, 5.500%, 02/01/39*	3.8
FNMA, 4.500%, 05/01/39*	3.7
FHLMC Gold Pool, 5.000%, 10/01/36*	3.0
Microsoft Corp., 2.650%, 11/03/22	2.0
Burlington Northern Santa Fe LLC, 6.150%, 05/01/37*	2.0
Weyerhaeuser Co., 8.500%, 01/15/25*	2.0
The Goldman Sachs Group, Inc., 6.125%, 02/15/33*	2.0
California State General Obligation, School Improvements,
7.550%, 04/01/39*	2.0
CF Industries, Inc., 7.125%, 05/01/20*	1.9

Top Ten as a Group	29.3%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Corporate Bonds and Notes—45.6%
Financials—14.1%
Ally Financial, Inc., 8.000%, 03/15/20	$775,000	$885,438
Crown Castle International Corp., 5.250%, 01/15/23	865,000	912,575
General Electric Capital Corp., GMTN, 6.000%, 08/07/19	775,000	878,381
The Goldman Sachs Group, Inc., 6.125%, 02/15/33	1,465,000	1,720,919
Host Hotels & Resorts, L.P., Series C, 4.750%, 03/01/23[1]	815,000	843,572
International Lease Finance Corp., 8.250%, 12/15/20	700,000	829,500
JPMorgan Chase & Co., Series S, 6.750%, 01/29/49[2]	799,000	871,909
Morgan Stanley, GMTN, 5.500%, 07/28/21	750,000	841,296
National Rural Utilities Cooperative Finance Corp., MTN, 3.250%, 11/01/25	875,000	872,422
Visa, Inc., 3.150%, 12/14/25	860,000	862,135
Wells Fargo & Co., Series U, 5.875%, 12/29/49[2]	839,000	884,096
Weyerhaeuser Co., 8.500%, 01/15/25	1,340,000	1,722,327
Total Financials		12,124,570
Industrials—31.5%
AbbVie, Inc., 3.200%, 11/06/22	930,000	916,823
Actavis Funding SCS, 3.800%, 03/15/25	1,000,000	996,808
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	1,295,000	1,359,750
Automatic Data Processing, Inc., 3.375%, 09/15/25	846,000	863,473
Ball Corp., 5.250%, 07/01/25	575,000	590,094
BorgWarner, Inc., 3.375%, 03/15/25	1,000,000	945,888
Burlington Northern Santa Fe LLC, 6.150%, 05/01/37	1,465,000	1,722,814
CalAtlantic Group, Inc., 6.625%, 05/01/20	850,000	930,750
CF Industries, Inc., 7.125%, 05/01/20	1,435,000	1,620,798
CHS/Community Health Systems, Inc., 5.125%, 08/01/21	445,000	445,000
Comcast Corp., 7.050%, 03/15/33	660,000	852,921
CVS Health Corp., 4.875%, 07/20/35	1,030,000	1,066,780
Ford Motor Co., 7.450%, 07/16/31	670,000	828,825
Frontier Communications Corp., 8.875%, 09/15/20 (a)	500,000	507,500
General Motors Co., 6.250%, 10/02/43	1,000,000	1,060,106
Georgia-Pacific LLC, 8.000%, 01/15/24	668,000	846,069
HCA, Inc., 5.000%, 03/15/24	1,360,000	1,360,000
International Paper Co., 3.800%, 01/15/26[1]	935,000	923,107
Lear Corp., 5.375%, 03/15/24	450,000	464,625
McDonald’s Corp., MTN, 3.700%, 01/30/26	867,000	868,097
Microsoft Corp., 2.650%, 11/03/22	1,741,000	1,740,859
Owens Corning, 4.200%, 12/15/22	855,000	856,775
QVC, Inc., 5.125%, 07/02/22	830,000	828,485

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—31.5% (continued)
T-Mobile USA, Inc., 6.250%, 04/01/21	$1,000,000	$1,032,500
Tyson Foods, Inc., 4.875%, 08/15/34	845,000	865,018
United Rentals North America, Inc., 6.125%, 06/15/23	1,000,000	1,027,500
Verizon Communications, Inc., 5.150%, 09/15/23	830,000	913,902
Viacom, Inc., 6.875%, 04/30/36	675,000	670,468
Total Industrials		27,105,735
Total Corporate Bonds and Notes (cost $39,542,359)		39,230,305
Municipal Bonds—6.6%
California State General Obligation, School Improvements, 7.550%, 04/01/39	1,175,000	1,707,874
JobsOhio Beverage System, Series B, 3.985%, 01/01/29	880,000	915,922
Los Angeles Unified School District, School Improvements, 5.750%, 07/01/34	1,100,000	1,325,291
Metropolitan Transportation Authority Revenue, Build America Bonds, 6.668%, 11/15/39	685,000	895,699
New Jersey Economic Development Authority, Pension Funding, Series A, 7.425%, 02/15/29 (National Insured)[3]	770,000	879,902
Total Municipal Bonds (cost $5,771,959)		5,724,688
U.S. Government and Agency Obligations—42.6%
Federal Home Loan Banks—1.3%
FHLB, 2.125%, 05/27/21	1,160,000	1,162,022
Federal Home Loan Mortgage Corporation—5.0%
FHLMC Gold Pool,
4.500%, 10/01/39	682,022	735,995
5.000%, 06/01/26 to 10/01/36	3,254,989	3,546,679
Total Federal Home Loan Mortgage Corporation		4,282,674
Federal National Mortgage Association—26.2%
FNMA,
4.000%, 02/01/26 to 01/01/42	4,354,744	4,629,273
4.500%, 05/01/39 to 09/01/42	4,597,049	5,008,642
5.000%, 08/01/35	1,092,668	1,206,075
5.500%, 05/01/25 to 04/01/40	6,744,313	7,556,122
6.000%, 02/01/23 to 10/01/40	3,652,341	4,135,095
Total Federal National Mortgage Association		22,535,207
U.S. Treasury Obligations—10.1%
United States Treasury Bonds,
3.500%, 02/15/39	738,000	816,585
6.250%, 08/15/23	4,598,000	5,937,705
United States Treasury Notes,
2.250%, 11/15/24	1,469,000	1,468,483
3.500%, 05/15/20	426,000	458,108
Total U.S. Treasury Obligations		8,680,881
Total U.S. Government and Agency Obligations (cost $36,303,635)		36,660,784

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—5.9%
Repurchase Agreements—1.6%[4]
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $1,000,038 (collateralized by various U.S. Government Obligations, 0.000% - 10.500%, 01/15/16 - 09/01/49, totaling $1,020,000)	$1,000,000	$1,000,000
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $376,595 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 01/21/16 - 02/01/49, totaling $384,112)	376,580	376,580
Total Repurchase Agreements		1,376,580
	Shares
Other Investment Companies—4.3%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	3,704,959	3,704,959
Total Short-Term Investments
(cost $5,081,539)		5,081,539
Total Investments—100.7% (cost $86,699,492)		86,697,316
Other Assets, less Liabilities—(0.7)%		(599,014)
Net Assets—100.0%		$86,098,302

The accompanying notes are an integral part of these financial statements.

10

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG GW&K Municipal Bond Fund (Service Class) (the “Fund”) returned 3.77%, outperforming its benchmark, the Barclays 10-Year Municipal Bond Index (the Index), which returned 3.76%.

Municipal bonds posted surprisingly strong results late in 2015, defying the broader sell-off in other fixed-income markets. While Treasuries struggled with a U.S. Federal Reserve (the “Fed”) that turned decisively toward a year-end rate hike, municipal bonds were boosted by a steep decline in new issue volume, which coincided with a seasonal acceleration in coupon and reinvestment demand. Tax-exempt supply fell -24% from the fourth quarter of last year, driven by a 45% plunge in refunding transactions. The dropoff was a product of the major spike in refinancing activity in the first half of the year when borrowers were looking to get ahead of rising rates. Meanwhile, flows into tax-exempt funds were positive every week of the final quarter of 2015 and surged into year end, a welcome turnaround from the negative flows seen throughout the second and third quarters. These technical dynamics led to steady gains in an environment that was otherwise unfavorable towards bonds.

Recall that early in the fourth quarter of 2015, odds of a year-end rate hike were still under 30% due to slowing employment growth and the Fed’s hesitation to raise rates in the face of “recent global economic and financial developments.” It wasn’t until the October 28 Federal Open Market Committee meeting that sentiment flipped. Although rates were kept unchanged at that meeting, policy makers removed reference to global contagion and put a December liftoff squarely on the table. The following week, payrolls rebounded and the odds shot up to over 70%. When the hike finally came in mid-December, the first in nearly ten years, the market was well prepared and seemed relieved to get the uncertainty out of the way. Short Treasury rates moved higher by 40 basis points over the quarter. The longer end of the Treasury curve was up by half as much, held back by a deepening slump in commodity prices and the Fed’s emphasis on “gradual” rate increases going forward.

With tax-exempt yields hovering near and even higher than Treasury yields in late September, the stage was set for municipal bonds to outperform heading into year end. In fact, the ten-year municipal/Treasury ratio ended December at 85%, down a full 15 percentage points from October 1, the largest quarterly drop since 2011. Municipal bonds also benefited from a solid fundamental backdrop. State and local revenues continued to strengthen throughout the year, helped by steady employment growth, a surge in personal income tax collections and a recovery in the housing market. The troubles in Puerto Rico, which included the island’s first payment default and endless restructuring talks with creditors, bond insurers and even the U.S. Congress, never spilled over to the general market, unsurprising given the unique nature of the territory’s financial crisis. For the year, the Fund outperformed the benchmark with an overweight to bonds longer than the Index (3-4 years) the biggest contributor.

Looking ahead, we expect municipals to hold up well in what could be a choppy 2016. The challenges facing the space should be manageable. Pension funding will continue to test the financial discipline of the states, and in places like Illinois and New Jersey, we expect the situations to get worse before they get better. But unfunded liabilities have been on the mend recently and accounting reforms should prove useful in forcing the hands of reluctant officials to move toward better funding schemes. Relative valuations begin the year just below historical averages, but in periods of rising rates we would expect ratios to test their long-term lows. And while the national recovery is now almost seven years in length, most state and local governments have spent that time wisely, reining in spending, paring back debt and building a cushion against any turn in the cycle. Still, with the financial markets focused on Fed policy, commodity weakness and global turmoil, we can expect volatility to carry over into the new year. We stand ready to take advantage of any opportunities that emerge, whether related to duration positioning, liquidity disruptions or credit developments.

We enter 2016 with a duration modestly shorter than the benchmark. With inflation expectations near six-year lows and the world finally concerned about the threat of deflation, we could see some near-term opportunities to capture higher yields on even the smallest reversal in sentiment. And yet, waiting around for rates to rise is not a strategy, so we have been careful not to shed too much duration. Also, with liquidity becoming an increasing concern for dealers, regulators and market participants, our long-standing emphasis on large, widely-held credits and our deep experience with trading during all market conditions should give us a welcome edge. The Fund remains well diversified in terms of credit, structure and curve exposure.

This commentary reflects the viewpoints of GW&K Investment Management, LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

11

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Municipal Bond Fund—Service Class on June 30, 2009, to a $10,000 investment made in the Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2015.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG GW&K Municipal Bond Fund [2,3,4,5,6]
Investor Class	3.36%	5.02%	5.20%	6/30/09
Service Class	3.77%	5.33%	5.48%	6/30/09
Institutional Class	3.94%	5.54%	5.74%	6/30/09
Barclays 10-Year Municipal Bond Index[7]	3.76%	5.55%	5.71%	6/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Issuer of bonds may not be able to meet interest of principal payments when the bonds come due. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[6]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[7]	The Barclays 10-Year Municipal Bond Index is the 10 year (8-12) component of the Municipal bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG GW&K Municipal Bond Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG GW&K Municipal
Sector	Bond Fund**
General Obligation	30.1%
Transportation	20.5%
Utilities	18.6%
Public Services	9.6%
Education	8.2%
Cash	3.4%
Tax	3.4%
Industrial Development	2.3%
Lease/Rent	2.2%
Certificate of Participation	1.6%
Healthcare	1.3%
State and Non-State Appropriated Tobacco	0.0%
Other Assets and Liabilities	(1.2)%

**	As a percentage of net assets.

AMG GW&K Municipal
Rating	Bond Fund***
Aaa	29.8%
Aa	57.0%
A	11.3%
Baa	1.9%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Maryland State, General Obligation, University and College Improvements, Series B, 5.000%, 08/01/23	3.0%
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, 5.000%, 10/01/26	2.3
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C, 5.000%, 11/01/23	2.0
Minnesota State General Obligation, Series D, 5.000%, 08/01/24	1.9
Ohio Water Development Authority, Water Pollution Control Loan Fund, 5.000%, 06/01/23*	1.9
Minnesota State General Obligation, Series D, 5.000%, 08/01/22	1.9
Ohio State General Obligation, Series A, 5.000%, 09/15/22*	1.8
New York City General Obligation, Series I, 5.000%, 08/01/24	1.6
University of California, College and University Revenue, Series I, 5.000%, 05/15/26	1.5
Los Angeles Unified School District General Obligation, Series A, 5.000%, 07/01/23	1.5

Top Ten as a Group	19.4%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG GW&K Municipal Bond Fund

Fund Snapshots (continued)

December 31, 2015

STATE BREAKDOWN

% of
State	Net Assets
Texas	12.2%
New York	11.0%
Ohio	7.8%
California	6.0%
Washington	5.8%
Wisconsin	5.8%
Illinois	5.1%
Massachusetts	4.6%
Arizona	4.5%
Georgia	4.0%
Minnesota	3.8%
North Carolina	3.5%
Missouri	3.0%
Maryland	3.0%

% of
State	Net Assets
Florida	2.8%
District of Columbia	2.6%
New Jersey	2.5%
Virginia	1.9%
Pennsylvania	1.7%
Oregon	1.3%
Connecticut	1.3%
Colorado	0.9%
Michigan	0.9%
Idaho	0.8%
Kentucky	0.4%
Other Assets and Liabilities	2.8%

100%

14

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Municipal Bonds—97.2%
Arizona—4.5%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/01/26	$2,560,000	$3,029,786
Arizona School Facilities Board COPS, Series A, 5.000%, 09/01/21	5,000,000	5,894,450
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/22	4,255,000	5,125,488
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, 5.000%, 10/01/26	15,000,000	18,644,400
Phoenix Civic Improvement Corp., Water Utility Improvements, Series A, 5.000%, 07/01/22	3,650,000	4,173,300
Total Arizona		36,867,424
California—6.0%
California State Public Works Board, Series F, 5.000%, 05/01/25	6,000,000	7,482,900
California State Public Works Board, Series H, 5.000%, 12/01/26	8,500,000	10,538,895
California State Tax Exempt General Obligation, 5.000%, 03/01/24	5,000,000	6,195,250
Los Angeles Unified School District General Obligation, Series A, 5.000%, 07/01/23	10,000,000	12,334,200
University of California, College and University Revenue, Series I, 5.000%, 05/15/26	10,000,000	12,471,200
Total California		49,022,445
Colorado—0.9%
Regional Transportation District County COPS, Series A, 5.000%, 06/01/24	6,000,000	7,182,540
Connecticut—1.3%
State of Connecticut Special Tax Revenue, Series A, 5.000%, 08/01/24	3,400,000	4,169,556
State of Connecticut Special Tax Revenue, Transit Infrastructure, 5.000%, 08/01/24	5,340,000	6,548,656
Total Connecticut		10,718,212
District of Columbia—2.6%
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/21	5,000,000	5,955,250
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/24	5,475,000	6,543,227
District of Columbia, Series A, 5.000%, 06/01/24	7,250,000	8,968,685
Total District of Columbia		21,467,162
Florida—2.8%
Florida State Board of Education, Series D, 5.000%, 06/01/24	6,565,000	7,764,294
Miami-Dade Water & Sewer System Revenue, 5.000%, 10/01/24	5,000,000	6,133,750
Miami-Dade Water & Sewer System Revenue, 5.000%, 10/01/25	5,085,000	6,296,349
Reedy Creek Improvement District, Utility Revenue, Series 1, 5.000%, 10/01/25	2,000,000	2,372,840
Total Florida		22,567,233
Georgia—4.0%
Atlanta Water & Wastewater Revenue, 5.000%, 11/01/25	8,730,000	10,854,184
Georgia State University & College Improvements, Series A, 5.000%, 02/01/26	4,230,000	5,309,665
Georgia State University & College Improvements, Series A—Tranche 2, 5.000%, 07/01/24	5,000,000	6,039,950
Georgia State, Series E-2, 5.000%, 09/01/21	8,385,000	10,045,146
Total Georgia		32,248,945
Idaho—0.8%
Idaho Housing & Finance Association, 5.000%, 07/15/23	5,770,000	6,836,411

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Illinois—5.1%
Chicago O’Hare International Airport, Series B, 5.000%, 01/01/28	$10,500,000	$12,323,955
Illinois State Finance Authority Revenue, University of Chicago, Series A, 5.000%, 10/01/23	5,105,000	6,181,185
Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/22	3,590,000	4,283,660
Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/31[6]	7,295,000	8,660,989
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 B, 5.000%, 12/15/22	2,095,000	2,415,305
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series A, 5.500%, 06/15/29 (National Insured)[3]	6,170,000	7,341,375
Total Illinois		41,206,469
Kentucky—0.4%
Kentucky Turnpike Authority Revenue, Revitalization Projects, Series A, 5.000%, 07/01/23	2,750,000	3,017,300
Maryland—3.0%
Maryland State, General Obligation, University and College Improvements, Series B, 5.000%, 08/01/23	20,000,000	24,224,200
Massachusetts—4.6%
Massachusetts School Building Authority, 5.000%, 08/15/25	5,000,000	6,013,300
Massachusetts State Department of Taxation and Finance, Series F, 5.000%, 11/01/24	10,000,000	12,152,100
Massachusetts State Development Finance Agency, Boston College, Series P, 5.000%, 07/01/21	3,090,000	3,278,984
Massachusetts State Development Finance Agency, Boston College, Series S, 5.000%, 07/01/23	5,645,000	6,918,117
Massachusetts State Development Finance Agency, Lahey Clinic Obligations, Series F, 5.000%, 08/15/45	2,560,000	2,897,741
University of Massachusetts Building Authority, Series 2, 5.000%, 11/01/21	5,000,000	5,971,650
Total Massachusetts		37,231,892
Michigan—0.9%
Michigan State Building Authority Revenue, Series I, 5.000%, 04/15/27	5,700,000	6,906,804
Minnesota—3.8%
Minnesota State General Obligation, Series D, 5.000%, 08/01/22	12,500,000	15,201,000
Minnesota State General Obligation, Series D, 5.000%, 08/01/24	12,555,000	15,720,743
Total Minnesota		30,921,743
Missouri—3.0%
Missouri Highway & Transportation Commission: Fuel Sales Tax Revenue, Series A, 5.000%, 05/01/22	10,000,000	12,115,900
Missouri Highway & Transportation Commission: Fuel Sales Tax Revenue, Series A, 5.000%, 05/01/23	10,000,000	12,285,100
Total Missouri		24,401,000
New Jersey—2.5%
New Jersey Economic Development Authority, Schools Facilities Construction, Series 2013 NN, 5.000%, 03/01/21	1,935,000	2,115,516
New Jersey Economic Development Authority, Schools Facilities Construction, Series II, 5.000%, 03/01/22	2,175,000	2,388,172
New Jersey Economic Development Authority, Schools Facilities Construction, Series NN, 5.000%, 03/01/26	2,640,000	2,864,189
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/20	2,000,000	2,186,900
New Jersey State Turnpike Authority Revenue, Series 2012 B, 5.000%, 01/01/24	2,790,000	3,323,169
New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 01/01/24	4,925,000	5,869,073
New Jersey Transportation Trust Fund Authority, Series 2011 A, 5.250%, 06/15/24	1,165,000	1,275,465
Total New Jersey		20,022,484

The accompanying notes are an integral part of these financial statements.

16

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New York—11.0%
Metropolitan Transportation Authority, Transit Revenue, Series C, 5.000%, 11/15/21	$5,185,000	$6,144,692
New York City General Obligation, Series G, 5.000%, 08/01/23	5,000,000	6,099,750
New York City General Obligation, Series I, 5.000%, 08/01/24	10,760,000	12,928,570
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C, 5.000%, 11/01/23	13,425,000	16,490,196
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series D, 5.000%, 11/01/22	5,115,000	5,905,012
New York City Water & Sewer System Revenue, Series FF, 5.000%, 06/15/25	6,910,000	7,967,921
New York State Dormitory Authority, Personal Income Tax Revenue, Series A, 5.000%, 02/15/25	5,000,000	6,100,800
New York State Dormitory Authority, Sales Tax Revenue, Series A, 5.000%, 03/15/21	10,000,000	11,796,400
New York State Thruway Authority, General Revenue, Junior Indebtedness, Series A, 5.000%, 05/01/19	5,000,000	5,607,700
New York State Urban Development Corp., General Revenue, Series A, 5.000%, 01/01/21	8,900,000	10,190,055
Total New York		89,231,096
North Carolina—3.5%
North Carolina Limited Obligation, Series C, 5.000%, 05/01/24	8,375,000	10,363,979
North Carolina Municipal Power Agency No 1, Electric, Power and Light Revenue, Series A, 5.000%, 01/01/27	5,025,000	6,134,068
North Carolina State Grant Anticipation Revenue, 5.000%, 03/01/23	3,275,000	3,873,998
North Carolina State Limited Obligation, Series C, 5.000%, 05/01/23	6,575,000	8,062,199
Total North Carolina		28,434,244
Ohio—7.8%
Ohio State General Obligation, Common Schools, Series B, 5.000%, 03/15/25	5,000,000	5,939,150
Ohio State General Obligation, Series A, 5.000%, 09/15/22	12,140,000	14,749,129
Ohio State General Obligation, Series R, 5.000%, 05/01/21	5,215,000	6,179,931
Ohio State General Obligation, University & College Improvements, Series C, 5.000%, 11/01/26	8,545,000	10,550,853
Ohio Water Development Authority, Water Pollution Control Loan Fund, 5.000%, 06/01/23	12,500,000	15,387,000
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series 2015A, 5.000%, 06/01/25[6]	8,000,000	10,090,720
Total Ohio		62,896,783
Oregon—1.3%
Oregon State Lottery Revenue, Series C, 5.000%, 04/01/22	4,000,000	4,835,720
Oregon State Lottery Revenue, Series D, 5.000%, 04/01/21	5,000,000	5,930,650
Total Oregon		10,766,370
Pennsylvania—1.7%
Pennsylvania Economic Development Financing Authority Revenue, Series 2012 B, 5.000%, 07/01/21	5,740,000	6,189,212
Philadelphia Gas Works Co., Natural Gas Revenue, 5.000%, 08/01/24	6,400,000	7,643,520
Total Pennsylvania		13,832,732
Texas—12.2%
Central Texas Turnpike System Transportation Commission, Series C, 5.000%, 08/15/31	9,000,000	10,283,040
City of Austin TX Water & Wastewater System Revenue, Series A, 5.000%, 11/15/22	7,790,000	9,436,183
City of Dallas TX Waterworks & Sewer System Revenue, Series A, 5.000%, 10/01/22	5,000,000	6,056,500
City Public Service Board of San Antonio TX, Series A, 5.250%, 02/01/24	2,320,000	2,597,820
Cypress-Fairbanks Independent School District, Series C, 5.000%, 02/15/23	5,000,000	6,089,100

The accompanying notes are an integral part of these financial statements.

17

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Texas—12.2% (continued)
Houston Combined Utility System Revenue, 1st Lien, Series C, 5.000%, 05/15/21	$5,850,000	$6,900,309
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A, 5.000%, 01/01/25	5,260,000	6,324,729
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.250%, 09/01/27	10,165,000	12,071,649
San Antonio Electric & Gas Revenue, Series A, 5.250%, 02/01/25	5,075,000	5,681,107
Spring Branch Independent School District, Series A, 5.000%, 02/01/21	8,650,000	10,159,425
Texas State A&M University, Series A, 5.000%, 05/15/22	5,730,000	6,899,378
Texas Transportation Commission Fund, Series A, 5.000%, 04/01/27	5,000,000	5,946,200
Texas Transportation Commission State Highway Fund, Series A, 5.000%, 04/01/23	5,000,000	6,118,850
The University of Texas System Financing Revenue, Series A, 5.000%, 08/15/22	4,185,000	4,797,014
Total Texas		99,361,304
Virginia—1.9%
Virginia College Building Authority, 21st Century College & Equipment, 5.000%, 02/01/21	5,000,000	5,888,600
Virginia College Building Authority, Series B, 5.000%, 09/01/23	5,350,000	6,568,676
Virginia Public Building Authority, Correctional Facilities Revenue, Series B, 5.000%, 08/01/24	2,320,000	2,629,720
Total Virginia		15,086,996
Washington—5.8%
City of Seattle WA Municipal Light & Power Revenue, Series A, 5.000%, 02/01/23	2,175,000	2,525,632
City of Seattle WA Municipal Light & Power Revenue, Series B, 5.000%, 02/01/23	5,565,000	6,378,492
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series A, 5.000%, 07/01/21	5,035,000	5,983,091
King County Sewer Revenue, Series B, 5.000%, 01/01/24	5,175,000	6,042,020
Washington Health Care Facilities Authority Multicare Health System, Series B, 5.000%, 08/15/23	3,940,000	4,736,432
Washington State General Obligation, Miscellaneous Revenue, Series R-2015C, 5.000%, 07/01/21	5,515,000	6,553,474
Washington State General Obligation, Motor Vehicle Fuel Tax, Series C, 5.000%, 02/01/24	5,335,000	6,584,777
Washington State Generation Obligation, Series 2016A, 5.000%, 07/01/21	7,250,000	8,615,175
Total Washington		47,419,093
Wisconsin—5.8%
Wisconsin State Revenue, Department of Transportation, Series 1, 5.000%, 07/01/21	5,000,000	5,953,150
Wisconsin State Revenue, Department of Transportation, Series 1, 5.000%, 07/01/25	3,005,000	3,645,185
Wisconsin State Revenue, Department of Transportation, Series A, 5.000%, 07/01/22	9,805,000	11,864,736
Wisconsin State Revenue, Department of Transportation, Series A, 5.000%, 07/01/24	6,085,000	7,567,732
Wisconsin State, Series 2, 5.000%, 05/01/24	3,170,000	3,813,161
Wisconsin State, Series 4, 5.000%, 05/01/25	6,015,000	7,461,728
Wisconsin State, Series A, 5.000%, 05/01/23	6,000,000	7,076,400
Total Wisconsin		47,382,092
Total Municipal Bonds (cost $773,120,864)		789,252,974

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies—3.4%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01%[7] (cost $27,361,706)	27,361,706	$27,361,706
Total Investments—100.6% (cost $800,482,570)		816,614,680
Other Assets, less Liabilities—(0.6)%		(4,809,147)
Net Assets—100.0%		$811,805,533

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG GW&K Municipal Enhanced Yield Fund (Institutional Class) (the “Fund”) returned 4.15%, modestly underperforming the Barclays U.S. Municipal Bond BAA Index, which returned 4.25%.

Municipal bonds posted surprisingly strong results late in 2015, defying the broader sell-off in other fixed-income markets. While Treasuries struggled with a U.S. Federal reserve (the “Fed”) that turned decisively toward a year-end rate hike, municipal bonds were boosted by a steep decline in new issue volume, which coincided with a seasonal acceleration in coupon and reinvestment demand. Tax-exempt supply fell -24% from the fourth quarter of last year, driven by a 45% plunge in refunding transactions. The drop-off was a product of the major spike in refinancing activity in the first half of the year when borrowers were looking to get ahead of rising rates. Meanwhile, flows into tax-exempt funds were positive every week of the final quarter of 2015 and surged into year end, a welcome turnaround from the negative flows seen throughout the second and third quarters. These technical dynamics led to steady gains in an environment that was otherwise unfavorable towards bonds.

Recall that early in the fourth quarter of 2015, odds of a year-end rate hike were still under 30% due to slowing employment growth and the Fed’s hesitation to raise rates in the face of “recent global economic and financial developments.” It wasn’t until the October 28 Federal Open Market Committee meeting that sentiment flipped. Although rates were kept unchanged at that meeting, policy makers removed reference to global contagion and put a December lift-off squarely on the table. The following week, payrolls rebounded and the odds shot up to over 70%. When the hike finally came in mid-December, the first in nearly ten years, the market was well prepared and seemed relieved to get the uncertainty out of the way. Short Treasury rates moved higher by 40 basis points over the quarter. The longer end of the Treasury curve was up by half as much, held back by a deepening slump in commodity prices and the Fed’s emphasis on “gradual” rate increases going forward.

With tax-exempt yields hovering near and even higher than Treasury yields in late September, the stage was set for municipal bonds to outperform heading into year end. In fact, the ten-year municipal/Treasury ratio ended December at 85%, down a full 15 percentage points from October 1, the largest quarterly drop since 2011. Municipal bonds also benefited from a solid fundamental backdrop. State and local revenues continued to strengthen throughout the year, helped by steady employment growth, a surge in personal income tax collections and a recovery in the housing market. The troubles in Puerto Rico, which included the island’s first payment default and endless restructuring talks with creditors, bond insurers and even the U.S. Congress, never spilled over to the general market, unsurprising given the unique nature of the territory’s financial crisis.

For the year, the Fund performed in line with the benchmark. An overweight to longer maturities aided performance as rates declined on the long end. An underweight to zero coupon bonds and bonds that were recently pre-refunded detracted from performance.

Looking ahead, we expect municipals to hold up well in what could be a choppy 2016. The challenges facing the space should be manageable. Pension funding will continue to test the financial discipline of the states, and in places like Illinois and New Jersey, we expect the situations to get worse before they get better. But unfunded liabilities have been on the mend recently and accounting reforms should prove useful in forcing the hands of reluctant officials to move toward better funding schemes. Relative valuations begin the year just below historical averages, but in periods of rising rates we would expect ratios to test their long-term lows. And while the national recovery is now almost seven years in length, most state and local governments have spent that time wisely, reining in spending, paring back debt and building a cushion against any turn in the cycle. Still, with the financial markets focused on Fed policy, commodity weakness and global turmoil, we can expect volatility to carry over into the New Year. We stand ready to take advantage of any opportunities that emerge, whether related to duration positioning, liquidity disruptions or credit developments.

We enter 2016 with a duration modestly shorter than the benchmark. With inflation expectations near six-year lows and the world finally concerned about the threat of deflation, we could see some near-term opportunities to capture higher yields on even the smallest reversal in sentiment. And yet, waiting around for rates to rise is not a strategy, so we have been careful not to shed too much duration. Also, with liquidity becoming an increasing concern for dealers, regulators and market participants, our long-standing emphasis on large, widely-held credits and our deep experience with trading during all market conditions should give us a welcome edge. The Fund remains well diversified in terms of credit, structure and curve exposure.

This commentary reflects the viewpoints of the GW&K Investment Management, LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

20

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Municipal Enhanced Yield Fund—Institutional Class on December 31, 2005, to a $10,000 investment made in the Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Municipal Enhanced Yield Fund [2,3,4,5,6,7,8,9,10]
Investor Class	3.57%	7.50%	—	7.92%	7/27/09
Service Class	4.07%	7.80%	—	8.21%	7/27/09
Institutional Class	4.15%	7.96%	4.92%	4.92%	12/30/05
Barclays U.S. Municipal Bond BAA Index[11]	4.25%	6.35%	3.90%	3.90%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors
[4]	Issuer of bonds may not be able to meet interest or principal payments when the bonds come due.
[5]	High yield bonds (also known as “junk bonds”) are subject to increased risks such as the risk of default.
[6]	The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund.
[7]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[8]	Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[9]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[10]	The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of AMG Funds, as of the close of business on November 7, 2008.
[11]	The Barclays U.S. Municipal Bond BAA Index is a subset of the Barclays Capital Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Barclays U.S. Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

21

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG GW&K Municipal
Sector	Enhanced Yield Fund**
Healthcare	30.6%
Transportation	27.5%
Utilities	14.3%
Education	5.9%
Industrial Development	4.9%
State and Non-State Appropriated Tobacco	4.5%
Tax	4.3%
General Obligation	3.0%
Other	2.2%
Public Services	1.5%
Cash	0.2%
Other Assets and Liabilities	1.1%

**	As a percentage of net assets.

AMG GW&K Municipal
Rating	Enhanced Yield Fund***
Aa	6.6%
A	45.6%
BBB	47.8%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Massachusetts Development Finance Agency, Lahey Clinic Obligations, Series F, 5.000%, 08/15/45	3.7%
Central Texas Turnpike System, Series C, 5.000%, 08/15/42*	3.3
New Jersey Turnpike Authority, Series E. 5.000%, 01/01/45	3.0
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.880%, 10/01/40*	2.6
Atlanta Water & Wastewater Revenue, 5.000%, 11/01/40	2.6
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/39*	2.5
Wisconsin Health & Educational Facilities Authority, ProHealth Care Obligation Group, 5.000%, 08/15/39	2.5
Pennsylvania Economic Development Financing Authority, PA Bridges FINCO LP, 5.000%, 06/30/42*	2.5
Metropolitan Transportation Authority, 5.000%, 11/15/40	2.5
University of Kansas Hospital Authority, Kansas University Health System, 5.000%, 09/01/45	2.4

Top Ten as a Group	27.6%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

22

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (continued)

December 31, 2015

STATE BREAKDOWN

% of
State	Net Assets
Texas	13.3%
Illinois	12.2%
New Jersey	10.6%
Florida	8.4%
New York	6.6%
Massachusetts	5.5%
Louisiana	4.6%
Pennsylvania	4.5%
District of Columbia	4.3%
Michigan	2.7%
Georgia	2.6%
Wisconsin	2.5%
Kansas	2.4%
West Virginia	2.4%

% of
State	Net Assets
Rhode Island	2.4%
Nebraska	2.3%
California	2.2%
Colorado	2.2%
Kentucky	2.0%
Virginia	1.8%
New Hampshire	1.8%
Tennessee	1.2%
Other Assets and Liabilities	1.5%

100%

23

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Municipal Bonds—98.5%
California—2.2%
M-S-R Energy Authority, Natural Gas Revenue, Series C, 6.500%, 11/01/39	$3,635,000	$5,106,557
Colorado—2.2%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	3,760,000	5,069,871
District of Columbia—4.3%
District of Columbia Hospital Revenue, Children’s Hospital, 5.000%, 07/15/44	5,000,000	5,674,750
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail and Capital Improvement Project, Series A, 5.000%, 10/01/53	4,195,000	4,483,952
Total District of Columbia		10,158,702
Florida—8.4%
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, 5.000%, 12/01/44	5,075,000	5,583,515
Martin County Health Facilities Authority, Martin Memorial Medical Center, 5.500%, 11/15/42	4,410,000	4,883,149
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/39	5,355,000	5,859,548
Tampa Revenue, University of Tampa, 5.000%, 04/01/45	3,000,000	3,241,620
Total Florida		19,567,832
Georgia—2.6%
Atlanta Water & Wastewater Revenue, 5.000%, 11/01/40	5,245,000	6,064,426
Illinois—12.2%
Chicago O’Hare International Airport, Series C, 5.000%, 01/01/46	2,250,000	2,446,763
Chicago O’Hare International Airport, Series D, 5.000%, 01/01/46	3,820,000	4,242,950
Illinois State General Obligation, 5.000%, 02/01/39	3,740,000	3,911,591
Illinois State General Obligation, 5.500%, 07/01/38	2,785,000	3,015,487
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 A, 5.000%, 06/15/42	4,785,000	4,979,797
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, 5.000%, 06/15/52	4,865,000	5,027,053
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	4,150,000	4,905,010
Total Illinois		28,528,651
Kansas—2.4%
University of Kansas Hospital Authority, Kansas University Health System, 5.000%, 09/01/45	5,080,000	5,721,553
Kentucky—2.0%
Kentucky Economic Development Finance Authority, Telecommunications Revenue, 5.000%, 07/01/40	1,250,000	1,349,912
Kentucky Economic Development Finance Authority, Telecommunications Revenue, 5.000%, 01/01/45	3,085,000	3,313,938
Total Kentucky		4,663,850
Louisiana—4.6%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	5,260,000	6,117,012
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, 5.000%, 05/15/47	4,235,000	4,552,413
Total Louisiana		10,669,425
Massachusetts—5.5%
Massachusetts Development Finance Agency, Lahey Clinic Obligations, Series F, 5.000%, 08/15/45	7,735,000	8,755,479

The accompanying notes are an integral part of these financial statements.

24

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Massachusetts—5.5% (continued)
Massachusetts Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%, 07/01/39	$3,760,000	$4,177,473
Total Massachusetts		12,932,952
Michigan—2.7%
Michigan State Building Authority Revenue, Facilities Program, Series I, 5.000%, 10/15/45	3,000,000	3,409,590
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, Series 2009, 5.750%, 11/15/39	2,495,000	2,838,686
Total Michigan		6,248,276
Nebraska—2.3%
Central Plains Energy Project, Natural Gas Revenue, 5.000%, 09/01/42	5,010,000	5,396,872
New Hampshire—1.8%
New Hampshire Health and Education Facilities Authority, Southern New Hampshire University, 5.000%, 01/01/42	4,000,000	4,152,800
New Jersey—10.6%
New Jersey Economic Development Authority, School Improvements Revenue, Series WW, 5.250%, 06/15/40	2,000,000	2,083,040
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/28	1,020,000	1,087,534
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/29	1,000,000	1,060,930
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A, 5.125%, 06/15/43	4,450,000	4,672,411
New Jersey Health Care Facilities Financing Authority Revenue and Refunding, Barnabas Health Issue, Series 2011 A, 5.625%, 07/01/32	2,000,000	2,325,220
New Jersey Transportation Trust Fund Authority, Series A, 5.000%, 06/15/42	3,275,000	3,427,091
New Jersey Transportation Trust Fund Authority, Series AA, 5.000%, 06/15/45	1,700,000	1,775,395
New Jersey Transportation Trust Fund Authority, Series AA, 5.250%, 06/15/41	1,250,000	1,344,338
New Jersey Turnpike Authority, Series E, 5.000%, 01/01/45	6,205,000	7,034,981
Total New Jersey		24,810,940
New York—6.6%
Long Island Power Authority, Electric Light & Power Improvements, Series A, 5.000%, 09/01/44	2,820,000	3,173,656
Long Island Power Authority, Series B, 5.000%, 09/01/45	4,210,000	4,760,163
Metropolitan Transportation Authority, 5.000%, 11/15/40	5,000,000	5,727,050
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010, 6.000%, 12/01/42	1,565,000	1,823,303
Total New York		15,484,172
Pennsylvania—4.5%
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	4,330,000	4,675,144
Pennsylvania Economic Development Financing Authority, PA Bridges FINCO LP, 5.000%, 06/30/42	5,250,000	5,733,578
Total Pennsylvania		10,408,722
Rhode Island—2.4%
Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/35	2,000,000	2,123,160
Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/40	3,325,000	3,477,119
Total Rhode Island		5,600,279
Tennessee—1.2%
Chattanooga-Hamilton County Hospital Authority, 5.000%, 10/01/44	2,675,000	2,876,561

The accompanying notes are an integral part of these financial statements.

25

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Texas—13.3%
Central Texas Regional Mobility Authority Senior Lien Revenue, Series 2011, 6.000%, 01/01/41	$3,505,000	$4,083,851
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, 01/01/43	1,500,000	1,612,380
Central Texas Turnpike System, Series C, 5.000%, 08/15/42	7,000,000	7,785,330
Grand Parkway Transportation Corp. 1st Tier Toll Revenue, Series A, 5.500%, 04/01/53	3,780,000	4,156,450
New Hope Cultural Education Facilities Corp., College Station Project, Series A, 5.000%, 07/01/47	4,950,000	5,104,638
North Texas Tollway Authority, Highway Tolls Revenue, Series B, 5.000%, 01/01/40	3,900,000	4,349,280
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Senior Lien Series 2008 D, 6.250%, 12/15/26	3,130,000	3,861,825
Total Texas		30,953,754
Virginia—1.8%
Chesapeake City Expressway Toll Road Revenue, Series 2012 A, 5.000%, 07/15/47	4,000,000	4,253,640
West Virginia—2.4%
West Virginia Hospital Finance Authority, West Virginia United Health Systems Obligation Group, Series A, 5.500%, 06/01/44	5,000,000	5,667,950
Wisconsin—2.5%
Wisconsin Health & Educational Facilities Authority, ProHealth Care Obligation Group, 5.000%, 08/15/39	5,240,000	5,826,670
Total Municipal Bonds (cost $221,619,753)		230,164,455

	Shares
Other Investment Companies—0.3%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $549,037)	549,037	549,037
Total Investments—98.8% (cost $222,168,790)		230,713,492
Other Assets, less Liabilities—1.2%		2,879,232
Net Assets—100.0%		$233,592,724

The accompanying notes are an integral part of these financial statements.

26

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG GW&K Small Cap Core Fund (Investor Class) (the “Fund”) returned (3.02)%, outperforming the Russell 2000® Index, which returned (4.41)%.

It is hard to determine what Americans wasted more time contemplating in 2015: 1) the potential improper inflation of footballs, 2) the presidential prospects of Donald Trump, or 3) whether the U.S. Federal Reserve (the “Fed”) would raise the fed funds rate target. While the final outcomes for items one and two have amazingly still not been resolved, we can at least stop debating whether the Fed will begin normalizing monetary policy. The investment community’s hyper-focus on the Fed and potential lift-off had a widespread impact on the results of many asset classes. Treasury rates in general climbed during 2015, as did the U.S. Dollar (USD). Commodities dropped and financial conditions tightened a bit in asset classes like Emerging Markets and U.S. High Yield. While the potential for a higher U.S. fed funds rate of course wasn’t responsible alone for all the asset class results referenced here, the persistent focus on it in the investment world certainly played a factor. This constriction was also felt in the U.S. small-cap market, as evidenced by the disappointing (4.41)% return from the Russell 2000® Index for the year. The fourth quarter performance helped to somewhat reduce the damage, with a 3.59% increase. During the course of the calendar year, small caps experienced lower sales and earnings growth than previously expected. Top- and bottom-line growth was closer to low-single-digit growth instead of high-single-digit or low-double-digit expectations to start the year. While growth in the U.S. was slow and steady in many sectors, companies with exposure to export markets (higher USD, slower demand growth) and commodity prices or energy infrastructure saw much greater sales and earnings pressure. This left small-cap investors looking for a place to hide, generating narrow stock market performance and some periods of high volatility. Volatility spiked in late summer, as investors questioned some of the more crowded investment theses. We will get more into what 2016 might hold for U.S. small-cap investors in the conclusion, but unfortunately,

like the inflation of footballs and hot air coming from Donald Trump, we don’t see an immediate and clean ending to the story line over the next few months.

To help explain how the year progressed for U.S. small-cap investors, it might be best to start with the sector that created some of the biggest headlines: health care. In particular, the biotech and pharmaceutical industries have led the market for several years now. Biopharma as a group is somewhat sheltered to all the earnings bogeymen we worried about in 2015. They are nearly completely uncorrelated with currency strength or weakness in Emerging Markets or commodities. In fact, the vast majority of these stocks in the U.S. small-cap universe have no earnings and no prospect for earnings over the next several years. Combine this with a more accommodative FDA, Obamacare, a good pricing backdrop and a strong funding environment (aided by low rates), and investors became very enamored with these stocks and their long-term potential. Biotech on its own (at +6% of the benchmark) accounted for over one third of the Index performance in the first half of the year. In the third quarter, this narrow momentum group collapsed over 23%, driven lower by political rhetoric concerning drug inflation, the woes of Valeant and the weight of the group’s vertical ascension. The biopharma space rebounded in the fourth quarter somewhat to finish the year ahead of the benchmark once again, but it is fair to say the cracks in the foundation are now visible. We expect more volatility and weakness in the group, particularly the more speculative names, as we progress through 2016.

Information technology and utilities were other solid performers in the Index for 2015. While investors were attracted to the yield and low-earnings volatility in utilities, they also bid up prices in software, services and semiconductor industries within technology. The strength in health care and information technology helped push the Russell 2000® Growth Index ahead of Russell 2000® Value Index by 600 basis points during the year. The three-year cumulative advantage for the Russell 2000® Growth Index is now at 500 basis points annualized, as investors have sought out dependable earnings growth in a shifting global macro environment and underachieving cyclical growth. While we have expected this to shift, we have thus far been early in this prediction. On the negative side of sector Russell 2000® Growth Index performance, energy continued to be a falling knife, losing (39.3)% for the year. The forces of supply (excessive) and demand (anemic) continued to pressure prices of both oil and natural gas, although this price mechanism will eventually correct matters. We think we will see a change in perception in these markets in 2016, with greater price stability a result. Price weakness also manifested itself in the consumer discretionary, industrials and materials sectors in 2015, although the first two groups acted a bit better in the quarter. Looking at small-cap index style factors, investors clearly flirted with lower-quality stocks in the quarter, although higher-quality stocks outperformed over the full year. A mirror image of the performance of the biopharma group, high quality stocks were only in favor in the third quarter, but the powerful impact in this quarter outweighed the other three quarters, combined.

The relative performance of the Fund reflected this swing in quality preference, as it outperformed for the year but lagged later in the year when low quality outperformed. For 2015, the higher quality environment for small cap stocks likely aided our relative results by 80-85 basis points, with stock selection driving the remaining outperformance. Energy and information technology were our two best performing sectors. While the Index portion of information technology was up about 3%, our Fund held four stocks that were up over 35% and another that was up nearly 20%. In energy, the Fund was down just over half as much as the Index, helped mainly by our lone E&P holding. This Permian and Eagle Ford Basin-focused producer declined only (2)% compared to the (39.3)% drop in the sector due to a solid balance sheet and good execution. The industrials sector was another positive contributor, as domestic-focused companies offset those with greater international exposure. Financials and health care were our weaker relative performers for the year. In health care, it will be no surprise that the biopharma groups featured prominently, while three holdings

27

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

also contributed to the woes. However, these were offset by good selection as well, and our allocation within the sector accounted for the weaker results. In financials, our stock selection in the bank, capital markets and REITs industries was subpar. Fortunately, this was partially made up for by three great performers among the insurance and diversified holdings of the Fund. This is a sector we look to improve upon in 2016.

We started 2015 with expectations for an improving domestic macro-economic environment and small-cap earnings growth in the high single-digit neighborhood. While we didn’t see a lot of potential for valuation improvement, we thought multiples were reasonable given the interest rate, inflation and earnings backdrop. We also laughed upon hearing of a potential Trump presidential run, assuming it was either a publicity stunt or would end in a dramatic flameout. The New England Patriots football deflation story also sounded rather absurd and we assumed it would end within a news cycle. So our record last year was far from perfect, to say the least. This year, we are assuming mid-single-digit earnings growth as some of the USD strength cycles through and commodity-oriented sectors become less bad, especially in the second half of the year. Employment growth in the U.S. remains very good and our belief is that the consumer is healthy and the pace of household formation is improving. Since the small-cap market went down a bit over the last 12 months, valuations are about the same, if not a touch better, at 17-18 times earnings. The negatives to watch include some weak signals within the transport markets, the growth path for China and other emerging economies and how capital markets respond to the likely continuation of Fed policy actions. While the narrow market performance in the first half of 2015 has corrected somewhat, it may not be complete and corrections can become overly harsh. We will hopefully utilize these opportunities as they materialize, and reposition the Fund to seek to maximize the three-to-five year capital appreciation potential. While we may be early in our analysis, see Trump and the footballs, we believe our long-term disciplined approach will continue to deliver good relative performance.

This commentary reflects the viewpoints of GW&K Investment Management, LLC as of December 31,

2015 and is not intended as a forecast or guarantee of future results.

28

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Small Cap Core Fund—Investor Class on December 31, 2005, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2015.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	date
AMG GW&K Small Cap Core Fund [2,3,4]
Investor Class	(3.02)%	10.22%	7.12%	7.58%	12/10/96
Service Class	(2.75)%	10.48%	—	14.81%	7/27/09
Institutional Class	(2.63)%	10.70%	—	15.02%	7/27/09
Russell 2000® Index[5]	(4.41)%	9.19%	6.80%	7.60%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund inception dates and returns for all periods beginning prior to November 7, 2008 reflects performance of the predecessor Fund, The BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

29

AMG GW&K Small Cap Core Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Small Cap Core Fund**	Russell 2000® Index
Financials	22.3%	25.6%
Information Technology	18.0%	18.0%
Industrials	16.4%	12.1%
Health Care	15.4%	16.5%
Consumer Discretionary	13.8%	13.5%
Materials	4.7%	3.6%
Utilities	2.7%	3.7%
Energy	2.7%	2.8%
Consumer Staples	1.3%	3.4%
Telecommunication Services	0.0%	0.8%
Other Assets and Liabilities	2.7%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
MarketAxess Holdings, Inc.*	2.7%
Tyler Technologies, Inc.*	2.5
West Pharmaceutical Services, Inc.*	2.3
Grand Canyon Education, Inc.*	2.1
Texas Roadhouse, Inc.*	2.1
ICU Medical, Inc.	2.0
Blackbaud, Inc.	1.9
FEI Co.*	1.9
NorthWestern Corp.	1.8
Lithia Motors, Inc., Class A*	1.8

Top Ten as a Group	21.1%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

30

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—97.3%
Consumer Discretionary—13.8%
CalAtlantic Group, Inc.	145,747	$5,526,726
Five Below, Inc.*,2	132,530	4,254,213
Grand Canyon Education, Inc.*	200,055	8,026,207
Hibbett Sports, Inc.*,2	102,800	3,108,672
Lithia Motors, Inc., Class A	64,245	6,853,014
Monro Muffler Brake, Inc.	47,425	3,140,483
Oxford Industries, Inc.	67,779	4,325,656
Pier 1 Imports, Inc.[2]	183,650	934,778
Texas Roadhouse, Inc.	220,960	7,903,739
Tumi Holdings, Inc.*	234,781	3,904,408
Tupperware Brands Corp.[2]	68,872	3,832,727
Total Consumer Discretionary		51,810,623
Consumer Staples—1.3%
WD-40 Co.	47,596	4,695,345
Energy—2.7%
Dril-Quip, Inc.*	56,056	3,320,197
Forum Energy Technologies, Inc.*,2	194,049	2,417,851
Matador Resources Co.*,2	218,448	4,318,717
Total Energy		10,056,765
Financials—22.3%
American Campus Communities, Inc.	106,215	4,390,928
AMERISAFE, Inc.	85,751	4,364,726
Cathay General Bancorp	159,020	4,982,097
Cohen & Steers, Inc.	131,655	4,012,844
Education Realty Trust, Inc.	151,597	5,742,494
Glacier Bancorp, Inc.	225,890	5,992,862
Iberiabank Corp.	63,087	3,474,201
MarketAxess Holdings, Inc.	89,061	9,938,317
National Health Investors, Inc.	75,485	4,594,772
Pebblebrook Hotel Trust	116,073	3,252,365
PRA Group, Inc.*	120,579	4,182,886
ProAssurance Corp.	102,880	4,992,766
STAG Industrial, Inc.	219,105	4,042,487
Stifel Financial Corp.*	127,340	5,394,122
Sun Communities, Inc.	75,300	5,160,309
Texas Capital Bancshares, Inc.*	101,785	5,030,215

	Shares	Value
Webster Financial Corp.	113,310	$4,213,999
Total Financials		83,762,390
Health Care—15.4%
Air Methods Corp.*	79,920	3,351,046
Analogic Corp.	49,224	4,065,902
Cantel Medical Corp.	75,702	4,704,122
Catalent, Inc.*	179,934	4,503,748
Diplomat Pharmacy, Inc.*,2	142,349	4,871,183
Globus Medical, Inc., Class A*	216,501	6,023,058
ICU Medical, Inc.*	65,225	7,356,075
Medidata Solutions, Inc.*	108,595	5,352,648
Team Health Holdings, Inc.*	101,831	4,469,363
West Pharmaceutical Services, Inc.	143,960	8,669,271
Wright Medical Group, Inc*	185,440	4,483,939
Total Health Care		57,850,355
Industrials—16.4%
CEB, Inc.	89,477	5,492,993
CLARCOR, Inc.	95,004	4,719,799
Healthcare Services Group, Inc.	155,625	5,426,644
Heartland Express, Inc.[2]	277,240	4,718,625
HEICO Corp.	76,296	4,147,451
HEICO Corp., Class A	27,799	1,367,711
Mobile Mini, Inc.	114,470	3,563,451
Primoris Services Corp.	209,127	4,607,068
Proto Labs, Inc.*,2	70,533	4,492,247
RBC Bearings, Inc.*	57,042	3,684,343
Ritchie Bros. Auctioneers, Inc.[2]	208,361	5,023,584
The Toro Co.	88,293	6,451,570
Universal Forest Products, Inc.	71,680	4,900,762
US Ecology, Inc.	77,385	2,819,909
Total Industrials		61,416,157
Information Technology—18.0%
Aspen Technology, Inc.*	99,260	3,748,058
Blackbaud, Inc.	107,733	7,095,295
Cardtronics, Inc.*	101,845	3,427,084
Cavium, Inc.*	89,885	5,906,343
Cognex Corp.	171,270	5,783,788
EPAM Systems, Inc.*	72,775	5,721,570

The accompanying notes are an integral part of these financial statements.

31

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—18.0% (continued)
FEI Co.	88,569	$7,066,920
LogMeln, Inc.*	81,281	5,453,955
Power Integrations, Inc.	99,733	4,850,016
Rofin-Sinar Technologies, Inc.*	101,782	2,725,722
SciQuest, Inc.*	153,250	1,987,652
Solera Holdings, Inc.	76,066	4,170,699
Tyler Technologies, Inc.*	54,331	9,470,980
Total Information Technology		67,408,082
Materials—4.7%
Balchem Corp.	66,285	4,030,128
Compass Minerals International, Inc.	44,154	3,323,472
Flotek Industries, Inc.*,2	190,837	2,183,175
KapStone Paper and Packaging Corp.	175,040	3,954,154
Silgan Holdings, Inc.	73,308	3,938,106
Total Materials		17,429,035
Utilities—2.7%
Cleco Corp.	64,250	3,354,492
NorthWestern Corp.	127,312	6,906,676
Total Utilities		10,261,168
Total Common Stocks (cost $332,284,174)		364,689,920

	Principal Amount
Short-Term Investments—7.7%
Repurchase Agreements—5.4%[4]
BNP Paribas Securities Corp., dated 12/31/15,due 01/04/16, 0.300%, total to be received $4,809,384 (collateralized by various U.S. Government Agency Obligations, 0.000%—5.500%, 06/06/16—05/04/37, totaling $4,905,408)	$4,809,224	4,809,224

	Principal Amount	Value
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $4,809,406 (collateralized by various U.S. Government Obligations, 0.000%—10.500%, 01/15/16—09/01/49, totaling $4,905,409)	$4,809,224	$4,809,224
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $4,809,411 (collateralized by various U.S. Government Agency Obligations, 0.000%—7.500%, 01/21/16—02/01/49, totaling $4,905,409)	4,809,224	4,809,224
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $3,842,782 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—12/20/65, totaling $3,919,494)	3,842,641	3,842,641
State of Wisconsin Investment Board, dated 12/31/15, due 01/04/16, 0.410%, total to be received $1,978,954 (collateralized by various U.S. Government Agency Obligations, 0.125%—2.500%, 01/15/17—02/15/42, totaling $2,019,895)	1,978,864	1,978,864
Total Repurchase Agreements		20,249,177

	Shares
Other Investment Companies—2.3%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	8,698,017	8,698,017
Total Short-Term Investments (cost $28,947,194)		28,947,194
Total Investments—105.0% (cost $361,231,368)		393,637,114
Other Assets, less Liabilities—(5.0)%		(18,825,845)
Net Assets—100.0%		$374,811,269

The accompanying notes are an integral part of these financial statements.

32

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the six month period ended December 31, 2015, the AMG GW&K Small Cap Growth Fund (Institutional Class) (the “Fund”) returned (10.60)%, underperforming the Russell 2000® Growth Index, which returned (9.31)%.

It is hard to determine what Americans wasted more time contemplating in 2015: 1) the potential improper inflation of footballs, 2) the presidential prospects of Donald Trump, or 3) whether the U.S. Federal Reserve (the Fed) would raise the fed funds rate target. While the final outcomes for items one and two have amazingly still not been resolved, we can at least stop debating whether the Fed will begin normalizing monetary policy. The investment community’s hyper-focus on the Fed and potential liftoff had a widespread impact on the results of many asset classes. Treasury rates in general climbed during 2015, as did the U.S. Dollar (USD). Commodities dropped and financial conditions tightened a bit in asset classes like Emerging Markets and U.S. High Yield. Of course, the potential for a higher U.S. fed funds rate wasn’t the only thing responsible for all the asset class results referenced here; however, the persistent focus on it in the investment world certainly played a factor. This constriction was also felt in the U.S. small-cap market, as evidenced by the disappointing (9.31)% return from the Russell 2000® Growth Index for the year. The fourth-quarter performance helped to reduce the damage somewhat, with a 4.32% increase. During the course of the calendar year, small caps experienced lower sales and earnings growth than previously expected. Top- and bottom-line growth was closer to low-single-digit growth instead of high-single-digit or low-double-digit expectations to start the year. While growth in the U.S. was slow and steady in many sectors, companies with exposure to export markets (higher USD, slower demand growth) and commodity prices or energy infrastructure saw much greater sales and earnings pressure. This left small-cap investors looking for a place to hide, generating narrow stock market performance and some periods of high volatility. Volatility spiked in late summer, as investors questioned some of the more crowded investment theses. We will get more into what 2016 might hold for U.S. small-cap investors in the conclusion but, unfortunately, like the inflation of footballs and hot air coming from Donald Trump, we don’t see an immediate and clean ending to the story line over the next few months.

To help explain how the year progressed for U.S. small-cap investors, it might be best to start with the sector that created some of the biggest headlines: health care. In particular, the biotech and pharmaceutical industries have led the market for several years now. Biopharma as a group is somewhat sheltered to all the earnings bogeymen we worried about in 2015. They are nearly completely uncorrelated with currency strength or weakness in Emerging Markets or commodities. In fact, the vast majority of these stocks in the U.S. small-cap universe have no earnings and no prospect for earnings over the next several years. Combine this with a more accommodative FDA, Obamacare, a good pricing backdrop and a strong funding environment (aided by low rates), and investors became very enamored with these stocks and their long-term potential. Biotech on its own (at +6% of the benchmark) accounted for over one-third of the Index performance in the first half of the year. In the third quarter, this narrow momentum group collapsed over 23%, driven lower by political rhetoric concerning drug inflation, the woes of Valeant and the weight of the group’s vertical ascension. The biopharma space rebounded in the fourth quarter somewhat to finish the year ahead of the benchmark once again, but it is fair to say the cracks in the foundation are now visible. We expect more volatility and weakness in the group, particularly the more speculative names, as we progress through 2016.

Information technology and utilities were other solid performers in the Index for 2015. While investors were attracted to the yield and low-earnings volatility in utilities, they also bid up prices in software, services and semiconductor industries within technology. The strength in health care and information technology helped push the Russell 2000® Growth Index ahead of Russell 2000® Value Index by 600 basis points during the year. The three-year cumulative advantage for the Russell 2000® Growth Index is now at 500 basis points annualized, as investors have sought out dependable earnings growth in a shifting global macro environment and underachieving cyclical growth. While we have expected this to shift, we have thus far been early in this prediction. On the negative side of sector Russell 2000® Growth Index performance, energy continued to be a falling knife, losing (39.3)% for the year. The forces of supply (excessive) and demand (anemic) continued to pressure prices of both oil and natural gas, although this price mechanism will eventually correct matters. We think we will see a change in perception in these markets in 2016, with greater price stability a result. Price weakness also manifested itself in the consumer discretionary, industrials and materials sectors in 2015, although the first two groups acted a bit better in the quarter. Looking at small-cap index style factors, investors clearly flirted with lower-quality stocks in the quarter, although higher-quality stocks outperformed over the full year. A mirror image of the performance of the biopharma group, high-quality stocks were only in favor in the third quarter, but the powerful impact in this quarter outweighed the other three quarters, combined.

The Fund launched midway through the year on June 30, 2015. During the last six months of the year, the Fund underperformed the benchmark, primarily driven by holdings within the consumer staples and financials sectors. In financials, our stock selection in the bank, capital markets and REITs industries was subpar. Fortunately, this was partially made up for by a great performer among the diversified financial services industry within the Fund. Overall, this is a sector we look to improve upon in 2016. Performance lagged later in the year, when low quality outperformed its higher quality counterparts.

The year began with expectations for an improving domestic macro-economic environment and small-cap earnings growth in the high single-digit neighborhood. While we didn’t see a lot of potential for valuation improvement, we thought multiples were reasonable given the interest rate, inflation and earnings backdrop. We also laughed upon hearing of a potential Trump presidential run, assuming it was either a publicity stunt or would end in a dramatic flameout. The New England Patriots football deflation story also sounded rather absurd and we assumed it would end within a news cycle. So our record last year was far from perfect, to say the least. This year, we are

33

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

assuming mid-single-digit earnings growth as some of the USD strength cycles through and commodity-oriented sectors improve somewhat, especially in the second half of the year. Employment growth in the U.S. remains very good and our belief is that the consumer is healthy and the pace of household formation is improving. The negatives to watch include some weak signals within the transport markets, the growth path for China and other emerging economies and how capital markets respond to the likely continuation of Fed policy actions. We will hopefully utilize these opportunities as they materialize, and reposition the Fund to maximize the three-to-five-year capital appreciation potential. While we may be early in our analysis- see Trump and the footballs-we believe our long-term, disciplined approach will deliver good relative performance.

This commentary reflects the viewpoints of GW&K Investment Management, LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

34

AMG GW&K Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Small Cap Growth Fund—Institutional Class on June 30, 2015, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2015.

	Since	Inception
Average Annual Total Returns[1]	Inception	Date
AMG GW&K Small Cap Growth Fund [2,3,4]
Institutional Class	(10.60)%	6/30/15
Russell 2000® Growth Index[5]	(9.31)%	6/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during any given period.
[5]	The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

35

AMG GW&K Small Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG GW&K Small	Russell 2000®
Sector	Cap Growth Fund**	Growth Index
Health Care	27.1%	28.2%
Information Technology	24.6%	25.0%
Consumer Discretionary	15.0%	16.7%
Industrials	14.2%	12.6%
Financials	10.8%	7.8%
Materials	3.6%	4.1%
Consumer Staples	2.6%	3.5%
Energy	1.1%	1.2%
Utilities	0.0%	0.1%
Telecommunication Services	0.0%	0.8%
Other Assets and Liabilities	1.0%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Grand Canyon Education, Inc.	2.6%
MarketAxess Holdings, Inc.	2.4
EPAM Systems, Inc.	2.1
Tyler Technologies, Inc.	2.0
Pool Corp.	1.9
Power Integrations, Inc.	1.9
Align Technology, Inc.	1.9
Medidata Solutions, Inc.	1.8
Balchem Corp.	1.8
Exponent, Inc.	1.7

Top Ten as a Group	20.1%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

36

AMG GW&K Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—99.0%
Consumer Discretionary—15.0%
BJ’s Restaurants, Inc.*	395	$17,171
Build-A-Bear Workshop, Inc.*	980	11,995
Burlington Stores, Inc.*	400	17,160
Chuy’s Holdings, Inc.*	515	16,140
Five Below, Inc.*	615	19,741
Grand Canyon Education, Inc.*	760	30,491
Hibbett Sports, Inc.*	315	9,526
Oxford Industries, Inc.	245	15,636
Pool Corp.	275	22,214
Tumi Holdings, Inc.*	580	9,645
Vitamin Shoppe, Inc.*	170	5,559
Total Consumer Discretionary		175,278
Consumer Staples—2.6%
PriceSmart, Inc.	200	16,598
Smart & Final Stores, Inc.*	760	13,840
Total Consumer Staples		30,438
Energy—1.1%
Matador Resources Co.*,2	645	12,752
Financials—10.8%
Encore Capital Group, Inc.*,2	460	13,377
Greenhill & Co., Inc.	220	6,294
Heritage Insurance Holdings, Inc.	580	12,656
MarketAxess Holdings, Inc.	250	27,898
PrivateBancorp, Inc.	435	17,844
STAG Industrial, Inc.	795	14,668
Stifel Financial Corp.*	245	10,378
Sun Communities, Inc.	185	12,678
Texas Capital Bancshares, Inc.*	220	10,872
Total Financials		126,665
Health Care—27.1%
ABIOMED, Inc.*	205	18,507
Acadia Healthcare Co., Inc.*	300	18,738
Air Methods Corp.*	375	15,724
Align Technology, Inc.*	330	21,730
Amicus Therapeutics, Inc.*,2	1,860	18,042
Bruker Corp.*	505	12,256
Catalent, Inc.*	510	12,765
DBV Technologies, S.A.*	345	12,527
Dynavax Technologies Corp.*	635	15,342

	Shares	Value
Emergent BioSolutions, Inc.*	440	$17,604
Endologix, Inc.*,2	825	8,167
Globus Medical, Inc., Class A*	730	20,309
ICU Medical, Inc.*	140	15,789
Impax Laboratories, Inc.*	380	16,249
Inotek Pharmaceuticals Corp.*	1,445	16,372
Medidata Solutions, Inc.*	440	21,688
Retrophin, Inc.*	380	7,330
Team Health Holdings, Inc.*	320	14,045
West Pharmaceutical Services, Inc.	260	15,657
Wright Medical Group N.V.*	795	19,223
Total Health Care		318,064
Industrials—14.2%
CEB, Inc.	250	15,347
Exponent, Inc.	410	20,479
The Gorman-Rupp Co.	330	8,821
Graco, Inc.	205	14,774
HEICO Corp.	330	17,939
Knight Transportation, Inc.	400	9,692
Mobile Mini, Inc.	320	9,962
Proto Labs, Inc.*	285	18,152
Ritchie Bros. Auctioneers, Inc.	830	20,011
Thermon Group Holdings, Inc.*	365	6,176
WageWorks, Inc.*	275	12,477
Woodward, Inc.	265	13,160
Total Industrials		166,990
Information Technology—24.6%
Blackbaud, Inc.	285	18,770
Bottomline Technologies, Inc.*	425	12,635
Cabot Microelectronics Corp.*	220	9,632
Cardtronics, Inc.*	320	10,768
Cavium, Inc.*	245	16,099
Cognex Corp.	605	20,431
comScore, Inc.*,2	420	17,283
Electronics For Imaging, Inc.*	245	11,451
EPAM Systems, Inc.*	310	24,372
FEI Co.	215	17,155
Forrester Research, Inc.	495	14,098
Infoblox, Inc.*	650	11,953
Interactive Intelligence Group, Inc.*	330	10,369
IntraLinks Holdings, Inc.*	695	6,304

The accompanying notes are an integral part of these financial statements.

37

AMG GW&K Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—24.6% (continued)
LogMeln, Inc.*	260	$17,446
Power Integrations, Inc.	455	22,127
Super Micro Computer, Inc.*	380	9,314
Tyler Technologies, Inc.*	135	23,533
VeriFone Systems, Inc.*	545	15,271
Total Information Technology		289,011
Materials—3.6%
Balchem Corp.	355	21,584
Flotek Industries, Inc.*,2	660	7,550
KapStone Paper and Packaging Corp.	580	13,102
Total Materials		42,236
Total Common Stocks (cost $1,182,141)		1,161,434

	Principal Amount	Value
Short-Term Investments—7.8%
Repurchase Agreements—4.9%[4]
Royal Bank of Scotland PLC, dated 12/31/15,due 01/04/16, 0.300%, total to be received $57,237 (collateralized by various U.S. Government Agency Obligations, 0.074% — 3.250%, 07/31/16—11/15/23, totaling $58,380)	$57,235	$57,235

	Shares
Other Investment Companies—2.9%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	34,745	34,745
Total Short-Term Investments (cost $91,980)		91,980
Total Investments—106.8% (cost $1,274,121)		1,253,414
Other Assets, less Liabilities—(6.8)%		(80,263)
Net Assets—100.0%		$1,173,151

The accompanying notes are an integral part of these financial statements.

38

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2015, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
AMG GW&K Enhanced Core Bond Fund	$86,699,492	$930,213	$(932,389)	$(2,176)
AMG GW&K Municipal Bond Fund	800,482,570	16,283,277	(151,167)	16,132,110
AMG GW&K Municipal Enhanced Yield Fund	222,393,989	8,657,493	(337,990)	8,319,503
AMG GW&K Small Cap Core Fund	361,282,419	60,230,525	(27,875,830)	32,354,695
AMG GW&K Small Cap Growth Fund	1,299,715	48,463	(94,764)	(46,301)

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$507,500	0.6%

[1]	Variable Rate Security. The rate listed is as of December 31, 2015, and is periodically reset subject to terms and conditions set forth in the debenture.
[2]	Some or all of these shares or principal amount were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$1,325,009	1.5%
AMG GW&K Small Cap Core Fund	19,402,890	5.2%
AMG GW&K Small Cap Growth Fund	55,118	4.7%

[3]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$879,902	1.0%
AMG GW&K Municipal Bond Fund	7,341,375	0.9%

[4]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[6]	All or part of the security is delayed delivery transaction. The market value of delayed delivery securities at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Bond Fund	$18,751,709	2.3%

[7]	Some or all of these securities are segregated as collateral for delayed delivery transactions. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Bond Fund	$18,751,709	2.3%

The accompanying notes are an integral part of these financial statements.

39

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Enhanced Core Bond Fund
Investments in Securities
Corporate Bonds and Notes†	—	$39,230,305	—	$39,230,305
Municipal Bonds††	—	5,724,688	—	5,724,688
U.S. Government and Agency Obligations†	—	36,660,784	—	36,660,784
Short-Term Investments
Repurchase Agreements	—	1,376,580	—	1,376,580
Other Investment Companies	$3,704,959	—	—	3,704,959

Total Investments in Securities	$3,704,959	$82,992,357	—	$86,697,316

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Bond Fund
Investments in Securities
Municipal Bonds††	—	$789,252,974	—	$789,252,974
Other Investment Companies	$27,361,706	—	—	27,361,706

Total Investments in Securities	$27,361,706	$789,252,974	—	$816,614,680

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Enhanced Yield Fund
Investments in Securities
Municipal Bonds††	—	$230,164,455	—	$230,164,455
Other Investment Companies	$549,037	—	—	549,037

Total Investments in Securities	$549,037	$230,164,455	—	$230,713,492

The accompanying notes are an integral part of these financial statements.

40

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Small Cap Core Fund
Investments in Securities
Common Stocks†††	$364,689,920	—	—	$364,689,920
Short-Term Investments
Repurchase Agreements	—	$20,249,177	—	20,249,177
Other Investment Companies	8,698,017	—	—	8,698,017

Total Investments in Securities	$373,387,937	$20,249,177	—	$393,637,114

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Small Cap Growth Fund
Investments in Securities
Common Stocks†††	$1,161,434	—	—	$1,161,434
Short-Term Investments
Repurchase Agreements	—	$57,235	—	57,235
Other Investment Companies	34,745	—	—	34,745

Total Investments in Securities	$1,196,179	$57,235	—	$1,253,414

†	All corporate bonds and notes and U.S. government and agency obligations held in the Funds are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the respective Funds’ Schedule of Portfolio Investments.
††	All municipal bonds held in the Funds are Level 2 securities. For a detailed breakout of the bonds by major classification, please refer to the respective Fund’s Schedule of Portfolio Investments.
†††	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Fund’s Schedule of Portfolio Investments.

As of December 31, 2015, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

COPS:	Certificates of Participation
FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
GMTN:	Global Medium-Term Notes
MTN:	Medium-Term Notes
National Insured:	National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities

December 31, 2015

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $1,325,009, $0, $0, $19,402,890 and $55,118, respectively)	$86,697,316	$816,614,680	$230,713,492	$393,637,114	$1,253,414
Receivable for investments sold	—	—	53,855	1,819,405	9,505
Receivable from affiliate for interfund lending	—	—	—	2,796,955	—
Receivable for Fund shares sold	56,898	8,315,377	646,714	678,989	—
Dividends, interest and other receivables	903,897	9,095,723	2,456,573	474,263	466
Receivable from affiliate	21,874	241,093	40,552	46,048	7,736
Prepaid expenses	22,864	19,128	19,829	16,578	1,092
Total assets	87,702,849	834,286,001	233,931,015	399,469,352	1,272,213
Liabilities:
Payable upon return of securities loaned	1,376,580	—	—	20,249,177	57,235
Payable for investments purchased	—	—	—	2,908,344	3,554
Payable for delayed delivery investments purchased	—	18,552,104	—	—	—
Payable for Fund shares repurchased	107,399	3,398,068	134,119	1,110,183	—
Payable to Affiliate	—	—	—	—	12,623
Accrued expenses:
Investment advisory and management fees	33,208	237,076	98,384	242,222	755
Administrative fees	14,759	169,340	49,192	80,741	252
Shareholder service fees—Investor Class	—	4,087	1,109	—	—
Shareholder service fees—Service Class	1,282	17,300	—	—	—
Distribution fees—Investor Class	4,365	5,688	1,042	7,765	—
Distribution fees—Class C	9,533	—	—	—	—
Professional Fees	42,955	43,287	35,357	28,076	19,431
Trustees fees and expenses	60	463	173	260	6
Other	14,406	53,055	18,915	31,315	5,206
Total liabilities	1,604,547	22,480,468	338,291	24,658,083	99,062
Net Assets	$86,098,302	$811,805,533	$233,592,724	$374,811,269	$1,173,151
* Investments at cost	$86,699,492	$800,482,570	$222,168,790	$361,231,368	$1,274,121

The accompanying notes are an integral part of these financial statements.

42

Statement of Assets and Liabilities

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Growth Fund
Net Assets Represent:
Paid-in capital	$91,528,228	$791,751,669	$224,150,278	$340,095,788	$1,219,081
Undistributed net investment income	—	—	253	—	—
Accumulated net realized gain (loss) from investments	(5,427,750)	3,921,754	897,491	2,309,735	(25,223)
Net unrealized appreciation (depreciation) of investments	(2,176)	16,132,110	8,544,702	32,405,746	(20,707)
Net Assets	$86,098,302	$811,805,533	$233,592,724	$374,811,269	$1,173,151
Investor Class:
Net Assets	$20,203,009	$27,361,832	$5,499,772	$35,691,178	n/a
Shares outstanding	2,108,208	2,338,015	545,762	1,637,066	n/a
Net asset value, offering and redemption price per share	$9.58	$11.70	$10.08	$21.80	n/a
Service Class:
Net Assets	$7,462,654	$128,683,897	$16,035,829	$36,738,620	n/a
Shares outstanding	775,880	10,970,346	1,590,067	1,671,886	n/a
Net asset value, offering and redemption price per share	$9.62	$11.73	$10.09	$21.97	n/a
Class C Shares:
Net Assets	$11,030,833	n/a	n/a	n/a	n/a
Shares outstanding	1,152,956	n/a	n/a	n/a	n/a
Net asset value, offering and redemption price per share	$9.57	n/a	n/a	n/a	n/a
Institutional Class:
Net Assets	$47,401,806	$655,759,804	$212,057,123	$302,381,471	$1,173,151
Shares outstanding	4,930,909	55,723,973	21,064,706	13,720,411	131,146
Net asset value, offering and redemption price per share	$9.61	$11.77	$10.07	$22.04	$8.95

The accompanying notes are an integral part of these financial statements.

43

Statement of Operations

For the year ended December 31, 2015

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Growth Fund*
Investment Income:
Interest income	$3,313,475	$14,530,825	$9,492,469	$231	—
Dividend income	2,494	2,331	562	4,188,022 [1]	$2,599
Securities lending income	6,169	—	—	51,801	44
Foreign withholding tax	—	—	—	(18,581)	(44)
Total investment income	3,322,138	14,533,156	9,493,031	4,221,473	2,599
Expenses:
Investment advisory and management fees	404,389	2,418,498	1,169,998	2,832,778	3,466
Administrative fees	179,729	1,727,497	584,999	944,260	1,155
Distribution fees—Investor Class	65,755	61,116	11,870	93,191	—
Distribution fees—Class C	133,713	—	—	—	—
Shareholder servicing fees—Investor Class	—	55,623	8,539	57,466	—
Shareholder servicing fees—Service Class	2,986	186,521	11,524	49,167	—
Professional fees	55,564	84,615	51,204	52,083	21,671
Registration fees	53,318	63,914	48,563	46,516	12,715
Custodian	18,513	64,191	25,996	23,593	4,400
Reports to shareholders	9,953	31,094	5,290	47,058	9,032
Transfer agent	8,157	33,981	9,520	17,733	147
Trustees fees and expenses	5,140	39,518	14,354	22,541	22
Miscellaneous	3,835	9,902	5,780	7,571	306
Total expenses before offsets	941,052	4,776,470	1,947,637	4,193,957	52,914
Fee waivers	—	—	(211,783)	—	—
Expense reimbursements	(208,328)	(2,123,295)	(205,861)	(405,914)	(48,523)
Expense reductions	—	—	—	(170)	—
Net expenses	732,724	2,653,175	1,529,993	3,787,873	4,391
Net investment income (loss)	2,589,414	11,879,981	7,963,038	433,600	(1,792)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(5,132,363)	12,154,764	4,973,058	13,481,106	(23,431)
Net change in unrealized appreciation (depreciation) of investments	(631,280)	3,671,047	(3,739,962)	(24,005,209)	(20,707)
Net realized and unrealized gain (loss)	(5,763,643)	15,825,811	1,233,096	(10,524,103)	(44,138)
Net increase (decrease) in net assets resulting from operations	$(3,174,229)	$27,705,792	$9,196,134	$(10,090,503)	$(45,930)

*	Commencement of operations was on June 30, 2015.
[1]	Includes non-recurring dividends of $490,133.

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets

For the years ended December 31,

	AMG GW&K Enhanced Core Bond Fund		AMG GW&K Municipal Bond Fund
	2015	2014	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$2,589,414	$2,507,510	$11,879,981	$7,875,121
Net realized gain (loss) on investments	(5,132,363)	87,523	12,154,764	3,462,649
Net change in unrealized appreciation (depreciation) of investments	(631,280)	2,660,589	3,671,047	16,538,759
Net increase (decrease) in net assets resulting from operations	(3,174,229)	5,255,622	27,705,792	27,876,529
Distributions to Shareholders:
From net investment income:
Investor Class	(757,792)	(769,523)	(307,554)	(432,266)
Service Class	(121,235)	(57,198)	(1,760,792)	(1,339,974)
Class C	(284,731)	(381,610)	—	—
Institutional Class	(1,459,487)	(1,330,077)	(9,837,254)	(6,154,942)
From net realized gain on investments:
Investor Class	—	—	(345,596)	(79,952)
Service Class	—	—	(1,606,917)	(330,497)
Class C	—	—	—	—
Institutional Class	—	—	(8,166,806)	(1,316,968)
Total distributions to shareholders	(2,623,245)	(2,538,408)	(22,024,919)	(9,654,599)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	4,076,345	(28,444,315)	290,819,321	210,693,581
Total increase (decrease) in net assets	(1,721,129)	(25,727,101)	296,500,194	228,915,511
Net Assets:
Beginning of year	87,819,431	113,546,532	515,305,339	286,389,828
End of year	$86,098,302	$87,819,431	$811,805,533	$515,305,339
End of year undistributed net investment income	—	$21,912	—	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

Statements of Changes in Net Assets (continued)

For the periods ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small Cap Growth Fund*
	2015	2014	2015	2014	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$7,963,038	$9,127,984	$433,600	$614,594	$(1,792)
Net realized gain (loss) on investments	4,973,058	3,771,712	13,481,106	22,646,725	(23,431)
Net change in unrealized appreciation (depreciation) of investments	(3,739,962)	25,123,728	(24,005,209)	(14,926,183)	(20,707)
Net increase (decrease) in net assets resulting from operations	9,196,134	38,023,424	(10,090,503)	8,335,136	(45,930)
Distributions to Shareholders:
From net investment income:
Investor Class	(139,414)	(345,685)	—	—	—
Service Class	(562,790)	(377,198)	(33,789)	(20,176)	—
Institutional Class	(7,264,910)	(8,402,809)	(710,270)	(460,718)	—
From net realized gain on investments:
Investor Class	(71,420)	—	(1,421,265)	(2,104,505)	—
Service Class	(208,173)	—	(1,479,651)	(2,494,630)	—
Institutional Class	(2,744,562)	—	(12,008,340)	(15,829,282)	—
Total distributions to shareholders	(10,991,269)	(9,125,692)	(15,653,315)	(20,909,311)	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(15,159,353)	7,236,539	26,453,362	111,993,583	1,219,081
Total increase (decrease) in net assets	(16,954,488)	36,134,271	709,544	99,419,408	1,173,151
Net Assets:
Beginning of period	250,547,212	214,412,941	374,101,725	274,682,317	—
End of period	$233,592,724	$250,547,212	$374,811,269	$374,101,725	$1,173,151
End of period undistributed net investment income	$253	$4,329	—	$10,337	—

*	Commencement of operations was on June 30, 2015.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

46

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.22	$9.96	$11.24	$10.81	$11.00
Income from Investment Operations:
Net investment income[1,2]	0.29	0.29	0.24	0.44	0.46
Net realized and unrealized gain (loss) on investments	(0.64)	0.26	(0.21)	0.58	0.03
Total from investment operations	(0.35)	0.55	0.03	1.02	0.49
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.29)	(0.26)	(0.48)	(0.51)
Net realized gain on investments	—	—	(1.05)	(0.11)	(0.17)
Total distributions to shareholders	(0.29)	(0.29)	(1.31)	(0.59)	(0.68)
Net Asset Value, End of Year	$9.58	$10.22	$9.96	$11.24	$10.81
Total Return[2]	(3.51)%[6]	5.58%	0.29%	9.53%	4.53%
Ratio of net expenses to average net assets (with offsets/reductions)	0.84%	0.84%	0.86%[4]	0.84%[5]	0.84%
Ratio of expenses to average net assets (with offsets)	0.84%	0.84%	0.86%[4]	0.84%[5]	0.84%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.07%	1.09%	1.08%[4]	1.04%[5]	1.05%
Ratio of net investment income to average net assets[2]	2.87%	2.82%	2.14%[4]	3.92%[5]	4.18%
Portfolio turnover	57%	22%	43%	110%	28%
Net assets at end of year (000’s omitted)	$20,203	$27,444	$32,009	$41,772	$35,647

	For the years ended December 31,			For the period from December 1, 2012 through
Service Class	2015	2014	2013	December 31, 2012*
Net Asset Value, Beginning of Period	$10.26	$9.99	$11.28	$11.41
Income from Investment Operations:
Net investment income[1,2]	0.30	0.31	0.26	0.02
Net realized and unrealized gain (loss) on investments	(0.63)	0.27	(0.22)	0.01
Total from investment operations	(0.33)	0.58	0.04	0.03
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.31)	(0.28)	(0.05)
Net realized gain on investments	—	—	(1.05)	(0.11)
Total distributions to shareholders	(0.31)	(0.31)	(1.33)	(0.16)
Net Asset Value, End of Period	$9.62	$10.26	$9.99	$11.28
Total Return[2]	(3.30)%	5.84%	0.41%	0.26%[17]
Ratio of net expenses to average net assets (with offsets/reductions)	0.67%	0.65%	0.69%[4]	0.64%[5,18]
Ratio of expenses to average net assets (with offsets)	0.67%	0.65%	0.69%[4]	0.64%[5,18]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.90%	0.90%	0.91%[4]	0.90%[5,18]
Ratio of net investment income to average net assets[2]	2.96%	3.00%	2.31%[4]	2.07%[5,18]
Portfolio turnover	57%	22%	43%	110%
Net assets at end of period (000’s omitted)	$7,463	$2,480	$1,563	$10

47

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class C	2015	2014	2013	2012††	2011
Net Asset Value, Beginning of Year	$10.20	$9.94	$11.22	$10.79	$10.98
Income from Investment Operations:
Net investment income[1,2]	0.21	0.21	0.15	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.63)	0.26	(0.20)	0.57	0.02
Total from investment operations	(0.42)	0.47	(0.05)	0.93	0.40
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.21)	(0.18)	(0.39)	(0.42)
Net realized gain on investments	—	—	(1.05)	(0.11)	(0.17)
Total distributions to shareholders	(0.21)	(0.21)	(1.23)	(0.50)	(0.59)
Net Asset Value, End of Year	$9.57	$10.20	$9.94	$11.22	$10.79
Total Return[2]	(4.15)%[6]	4.79%	(0.50)%[6]	8.72%[6]	3.73%
Ratio of net expenses to average net assets (with offsets/reductions)	1.59%	1.59%	1.61%[4]	1.59%[5]	1.59%
Ratio of expenses to average net assets (with offsets)	1.59%	1.59%	1.61%[4]	1.59%[5]	1.59%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.82%	1.84%	1.83%[4]	1.79%[5]	1.80%
Ratio of net investment income to average net assets[2]	2.12%	2.07%	1.38%[4]	3.18%[5]	3.42%
Portfolio turnover	57%	22%	43%	110%	28%
Net assets at end of year (000’s omitted)	$11,031	$15,927	$20,793	$33,026	$33,615

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.25	$9.99	$11.28	$10.84	$11.03
Income from Investment Operations:
Net investment income[1,2]	0.31	0.31	0.27	0.47	0.49
Net realized and unrealized gain (loss) on investments	(0.63)	0.27	(0.22)	0.58	0.02
Total from investment operations	(0.32)	0.58	0.05	1.05	0.51
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.32)	(0.29)	(0.50)	(0.53)
Net realized gain on investments	—	—	(1.05)	(0.11)	(0.17)
Total distributions to shareholders	(0.32)	(0.32)	(1.34)	(0.61)	(0.70)
Net Asset Value, End of Year	$9.61	$10.25	$9.99	$11.28	$10.84
Total Return[2]	(3.15)%	5.85%	0.46%	9.89%	4.79%
Ratio of net expenses to average net assets (with offsets/reductions)	0.59%	0.59%	0.61%[4]	0.59%[5]	0.59%
Ratio of expenses to average net assets (with offsets)	0.59%	0.59%	0.61%[4]	0.59%[5]	0.59%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.84%	0.83%[4]	0.79%[5]	0.80%
Ratio of net investment income to average net assets[2]	3.10%	3.05%	2.39%[4]	4.21%[5]	4.41%
Portfolio turnover	57%	22%	43%	110%	28%
Net assets at end of year (000’s omitted)	$47,402	$41,968	$59,182	$65,573	$64,573

48

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.61	$11.02	$11.52	$11.21	$10.29
Income from Investment Operations:
Net investment income[1,2]	0.15	0.18	0.18	0.20	0.27
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.38	0.97
Total from investment operations	0.39	0.81	(0.29)	0.58	1.24
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.18)	(0.17)	(0.19)	(0.27)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.30)	(0.22)	(0.21)	(0.27)	(0.32)
Net Asset Value, End of Year	$11.70	$11.61	$11.02	$11.52	$11.21
Total Return[2]	3.36%	7.39%	(2.51)%[6]	5.27%[6]	12.16%
Ratio of net expenses to average net assets (with offsets/reductions)	0.82%	0.80%	0.81%[7]	0.80%[8]	0.81%
Ratio of expenses to average net assets (with offsets)	0.82%	0.80%	0.81%[7]	0.80%[8]	0.81%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.13%	1.12%	1.17%[7]	1.18%[8]	1.34%
Ratio of net investment income to average net assets[2]	1.28%	1.55%	1.56%[7]	1.71%[8]	2.46%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$27,362	$23,572	$28,655	$22,726	$8,777

	For the years ended December 31,
Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.63	$11.04	$11.54	$11.23	$10.30
Income from Investment Operations:
Net investment income[1,2]	0.19	0.21	0.21	0.23	0.30
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.38	0.97
Total from investment operations	0.43	0.84	(0.26)	0.61	1.27
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.21)	(0.20)	(0.22)	(0.29)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.33)	(0.25)	(0.24)	(0.30)	(0.34)
Net Asset Value, End of Year	$11.73	$11.63	$11.04	$11.54	$11.23
Total Return[2]	3.77%	7.62%	(2.24)%	5.53%	12.52%
Ratio of net expenses to average net assets (with offsets/reductions)	0.51%	0.52%	0.53%[7]	0.55%[8]	0.54%
Ratio of expenses to average net assets (with offsets)	0.51%	0.52%	0.53%[7]	0.55%[8]	0.54%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.84%	0.89%[7]	0.93%[8]	1.09%
Ratio of net investment loss to average net assets[2]	1.59%	1.82%	1.84%[7]	1.97%[8]	2.80%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$128,684	$98,152	$53,024	$35,444	$22,705

49

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.67	$11.08	$11.58	$11.26	$10.33
Income from Investment Operations:
Net investment income[1,2]	0.21	0.23	0.23	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.40	0.99
Total income (loss) from investment operations	0.45	0.86	(0.24)	0.65	1.29
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.23)	(0.22)	(0.25)	(0.31)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.35)	(0.27)	(0.26)	(0.33)	(0.36)
Net Asset Value, End of Year	$11.77	$11.67	$11.08	$11.58	$11.26
Total Return[2]	3.94%	7.80%	(2.02)%	5.80%[6]	12.71%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	0.34%	0.34%	0.36%[7]	0.35%[8]	0.34%
Ratio of expenses to average net assets (with offsets)	0.34%	0.34%	0.36%[7]	0.35%[8]	0.34%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.65%	0.66%	0.72%[7]	0.73%[8]	0.83%
Ratio of net investment income to average net assets[2]	1.76%	2.00%	2.01%[7]	2.15%[8]	2.79%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$655,760	$393,581	$204,711	$121,609	$32,019

50

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.16	$8.98	$10.24	$9.55	$8.79
Income from Investment Operations:
Net investment income[1,2]	0.30	0.34	0.35	0.36	0.37
Net realized and unrealized gain (loss) on investments	0.05	1.18	(1.18)	0.93	0.78
Total from investment operations	0.35	1.52	(0.83)	1.29	1.15
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.34)	(0.36)	(0.36)	(0.37)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.43)	(0.34)	(0.43)	(0.60)	(0.39)
Net Asset Value, End of Year	$10.08	$10.16	$8.98	$10.24	$9.55
Total Return[2]	3.57%	17.14%	(8.27)%[6]	13.69%[6]	13.48%
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%	1.00%	1.12%[9]	1.07%[10]	1.17%[11]
Ratio of expenses to average net assets (with offsets)	1.07%	1.00%	1.12%[9]	1.07%[10]	1.17%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.25%	1.19%	1.30%[9]	1.27%[10]	1.40%
Ratio of net investment income to average net assets[2]	2.98%	3.46%	3.58%[9]	3.53%[10]	4.02%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$5,500	$8,507	$8,030	$21,413	$5,689

	For the years ended December 31,
Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.16	$8.98	$10.23	$9.54	$8.79
Income from Investment Operations:
Net investment income[1,2]	0.34	0.36	0.38	0.38	0.40
Net realized and unrealized gain (loss) on investments	0.06	1.18	(1.18)	0.93	0.77
Total from investment operations	0.40	1.54	(0.80)	1.31	1.17
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.36)	(0.38)	(0.38)	(0.40)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.47)	(0.36)	(0.45)	(0.62)	(0.42)
Net Asset Value, End of Year	$10.09	$10.16	$8.98	$10.23	$9.54
Total Return[2]	4.07%	17.39%	(7.95)%	13.90%	13.65%
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.72%	0.78%[9]	0.86%[10]	0.94%[11]
Ratio of expenses to average net assets (with offsets)	0.71%	0.72%	0.78%[9]	0.86%[10]	0.94%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.89%	0.91%	0.96%[9]	1.06%[10]	1.16%
Ratio of net investment income to average net assets[2]	3.35%	3.68%	3.99%[9]	3.74%[10]	4.48%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$16,036	$15,757	$5,222	$6,401	$2,145

51

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.14	$8.97	$10.22	$9.53	$8.78
Income from Investment Operations:
Net investment income[1,2]	0.34	0.37	0.39	0.40	0.41
Net realized and unrealized gain (loss) on investments	0.07	1.17	(1.17)	0.93	0.78
Total from investment operations	0.41	1.54	(0.78)	1.33	1.19
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.37)	(0.40)	(0.40)	(0.42)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.48)	(0.37)	(0.47)	(0.64)	(0.44)
Net Asset Value, End of Year	$10.07	$10.14	$8.97	$10.22	$9.53
Total Return[2]	4.15%	17.45%	(7.80)%	14.13%[6]	13.94%
Ratio of net expenses to average net assets (with offsets/reductions)	0.64%	0.64%	0.66%[9]	0.65%[10]	0.69%[11]
Ratio of expenses to average net assets (with offsets)	0.64%	0.64%	0.66%[9]	0.65%[10]	0.69%[11]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.83%	0.84%[9]	0.85%[10]	0.91%
Ratio of net investment income to average net assets[2]	3.42%	3.83%	4.08%[9]	3.96%[10]	4.69%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$212,057	$226,284	$201,161	$294,983	$138,250

52

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.39	$24.34	$17.72	$15.87	$15.64
Income from Investment Operations:
Net investment income (loss)[1,2]	(0.06)[19]	(0.07)[12]	(0.07)[13]	0.14 [14]	(0.02)
Net realized and unrealized gain (loss) on investments	(0.64)	0.46	7.56	2.15	0.25
Total from investment operations	(0.70)	0.39	7.49	2.29	0.23
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.08)	—
Net realized gain on investments	(0.89)	(1.34)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.89)	(1.34)	(0.87)	(0.44)	—
Net Asset Value, End of Year	$21.80	$23.39	$24.34	$17.72	$15.87
Total Return[2]	(3.02)%	1.53%	42.26%	14.45%	1.47%
Ratio of net expenses to average net assets (with offsets/reductions)	1.35%	1.42%	1.37%[15]	1.41%[16]	1.39%
Ratio of expenses to average net assets (with offsets)	1.35%	1.42%	1.37%[15]	1.41%[16]	1.39%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.46%	1.53%	1.50%[15]	1.62%[16]	1.71%
Ratio of net investment income (loss) to average net assets[2]	(0.24)%	(0.28)%	(0.32)%[15]	0.78%[16]	(0.14)%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$35,691	$37,995	$69,992	$14,707	$3,349

	For the years ended December 31,
Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.53	$24.42	$17.73	$15.85	$15.59
Income from Investment Operations:
Net investment income (loss)[1,2]	0.01 [19]	0.04 [12]	(0.02)[13]	0.06 [14]	0.01
Net realized and unrealized gain (loss) on investments	(0.65)	0.43	7.58	2.26	0.25
Total income from investment operations	(0.64)	0.47	7.56	2.32	0.26
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.01)	—	(0.08)	—
Net realized gain on investments	(0.90)	(1.35)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.92)	(1.36)	(0.87)	(0.44)	—
Net Asset Value, End of Year	$21.97	$23.53	$24.42	$17.73	$15.85
Total Return[2]	(2.75)%	1.86%	42.64%[6]	14.67%[6]	1.67%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%	1.10%	1.13%[15]	1.20%[16]	1.20%
Ratio of expenses to average net assets (with offsets)	1.07%	1.10%	1.13%[15]	1.20%[16]	1.20%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.18%	1.22%	1.26%[15]	1.41%[16]	1.52%
Ratio of net investment income (loss) to average net assets[2]	0.03%	0.16%	(0.09)%[15]	0.44%[16]	0.04%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$36,739	$44,806	$35,836	$13,052	$19,007

53

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.61	$24.49	$17.76	$15.87	$15.59
Income from Investment Operations:
Net investment income[1,2]	0.04 [19]	0.07 [12]	0.02 [13]	0.14 [14]	0.05
Net realized and unrealized gain (loss) on investments	(0.65)	0.44	7.58	2.23	0.25
Total from investment operations	(0.61)	0.51	7.60	2.37	0.30
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.04)	—	(0.12)	(0.02)
Net realized gain on investments	(0.91)	(1.35)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.96)	(1.39)	(0.87)	(0.48)	(0.02)
Net Asset Value, End of Year	$22.04	$23.61	$24.49	$17.76	$15.87
Total Return[2]	(2.63)%	2.04%	42.81%[6]	14.97%[6]	1.90%
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.95%	0.97%[15]	0.96%[16]	0.95%
Ratio of expenses to average net assets (with offsets)	0.95%	0.95%	0.97%[15]	0.96%[16]	0.95%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%	1.07%	1.10%[15]	1.17%[16]	1.27%
Ratio of net investment income to average net assets[2]	0.17%	0.30%	0.07%[15]	0.84%[16]	0.30%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$302,381	$291,301	$168,854	$76,673	$40,425

54

AMG GW&K Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

Institutional Class	For the period from June 30, 2015 through December 31, 2015**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss[1,2]	(0.02)
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(1.05)
Net Asset Value, End of Period	$8.95
Total Return[2]	(10.50)%[17]
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%[18]
Ratio of expenses to average net assets (with offsets)	0.95%[18]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	11.39%[18]
Ratio of net investment loss to average net assets[2]	(0.39)%[18]
Portfolio turnover	41%[17]
Net assets at end of period (000’s omitted)	$1,173

55

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commencement of operations was December 1, 2012.
**	Commencement of operations was June 30, 2015.
††	Effective December 1, 2012, Class C shares were closed to all new investors.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waiver and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.016%, 0.021% and 0.020% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.005%, 0.004% and 0.004% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[7]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.020% and 0.020% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.022% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.006%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[11]	Effective July 1, 2011, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.
[12]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11), $(0.00), and $0.03 for AMG GW&K Small Cap Core Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.
[13]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.04) and $0.00 for the Investor Class, Service Class and Institutional Class, respectively.
[14]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.03, $(0.05) and $0.03 for the Investor Class, Service Class and Institutional Class, respectively.
[15]	Includes non-routine extraordinary expenses amounting to 0.015%, 0.017% and 0.018% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[16]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.004% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[17]	Not annualized.
[1][8]	Annualized.
[19]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05), $0.01 and $0.05 for the Investor Class, Service Class and Institutional Class, respectively.

56

Notes to Financial Statements December 31, 2015

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small Cap Growth Fund (“Small Cap Growth”) and AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund has established the following classes of shares: Investor Class, Service Class and Institutional Class. Currently, Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core offer Investor Class, Service Class and Institutional Class Shares. Small Cap Growth offers Institutional Class shares only. Additionally, Enhanced Core Bond established and offers Class C shares. The Small Cap Growth Fund commenced operations on June 30, 2015.

Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective December 1, 2012, Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the prospectus. Effective November 1, 2013, Small Cap Core was closed to new investors. Please refer to Enhanced Core Bond’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager for the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be

57

Notes to Financial Statements (continued)

realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the AMG Trusts and other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2015 the amount by which the Small Cap Core Fund’s expenses were reduced and the impact on the annualized expense ratios, if any, were as follows: $170 or 0.00%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2015, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, overdraft fees for Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth equaled $0, $104, $289, $35 and $0, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

58

Notes to Financial Statements (continued)

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax equalization and temporary differences are due to wash sales.

The tax character of distribution paid during the years ended December 31, 2015 and December 31, 2014 were are follows:

	Enhanced Core Bond		Municipal Bond*		Municipal Enhanced**		Small Cap Core
Distributions paid from:	2015	2014	2015	2014	2015	2014	2015	2014
Ordinary income	$2,623,245	$2,538,408	$11,879,981	$7,913,906	$7,967,114	$9,125,692	$648,345	$480,894
Short-term capital gains	—	—	2,721,008	675,428	267,207	—	986,775	2,885,197
Long-term capital gains	—	—	7,423,930	1,065,265	2,756,948	—	14,018,195	17,543,220

	$2,623,245	$2,538,408	$22,024,919	$9,654,599	$10,991,269	$9,125,692	$15,653,315	$20,909,311

*	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2015 and 2014 were $11,879,981 and $7,912,223, respectively.
**	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2015 and 2014 were $7,948,240 and $9,107,195, respectively.

As of December 31, 2015, the components of distributions earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Core	Small Cap Growth
Capital loss carryforward	$2,222,439	—	—	—	—
Undistributed ordinary income	—	—	$253	—	—
Undistributed short-term capital gains	—	$1,535,767	399,191	—	$371
Undistributed long-term capital gains	—	2,385,987	642,427	$3,297,269	—
Late year loss deferral	3,205,311	—	—	936,483	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on Small Cap Core’s and Small cap Growth’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, Small Cap Core and Small Cap Growth will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2015, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term
Enhanced Core Bond	$540,021	$1,682,418

These amounts may be used to offset future realized capital gains for an unlimited time period.

As of December 31, 2015, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

59

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trusts’ Declarations of Trust authorize for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2015 and 2014, the capital stock transactions by class for Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth were as follows:

	Enhanced Core Bond				Municipal Bond
	2015		2014		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	745,685	$7,581,134	1,105,135	$11,355,152	1,539,109	$17,987,833	1,313,946	$15,060,926
Reinvestment of distributions	53,402	536,159	48,652	497,882	54,114	632,448	43,890	504,129
Cost of shares repurchased	(1,376,533)	(13,764,481)	(1,683,022)	(17,154,959)	(1,285,745)	(14,916,621)	(1,926,523)	(22,140,073)

Net increase (decrease)	(577,446)	$(5,647,188)	(529,235)	$(5,301,925)	307,478	$3,703,660	(568,687)	$(6,575,018)

Service Class:
Proceeds from sale of shares	590,618	$5,851,078	109,002	$1,126,759	5,825,773	$68,099,858	5,554,498	$63,929,297
Reinvestment of distributions	10,485	104,238	3,830	39,381	192,521	2,255,691	88,317	1,018,649
Cost of shares repurchased	(67,052)	(669,781)	(27,386)	(280,334)	(3,484,494)	(40,798,939)	(2,008,633)	(22,996,704)

Net increase	534,051	$5,285,535	85,446	$885,806	2,533,800	$29,556,610	3,634,182	$41,951,242

Class C:
Proceeds from sale of shares	5,337	$53,505	7,687	$78,568	—	—	—	—
Reinvestment of distributions	19,802	198,380	25,851	264,164	—	—	—	—
Cost of shares repurchased	(433,309)	(4,362,382)	(563,996)	(5,763,405)	—	—	—	—

Net decrease	(408,170)	$(4,110,497)	(530,458)	$(5,420,673)	—	—	—	—

Institutional Class:
Proceeds from sale of shares	1,630,862	$16,511,994	1,334,860	$13,732,720	33,123,648	$388,149,326	20,955,711	$241,281,689
Reinvestment of distributions	143,327	1,438,083	124,781	1,280,372	1,438,936	16,900,334	640,309	7,411,371
Cost of shares repurchased	(937,260)	(9,401,582)	(3,289,907)	(33,620,615)	(12,559,632)	(147,490,609)	(6,356,590)	(73,375,703)

Net increase (decrease)	836,929	$8,548,495	(1,830,266)	$(18,607,523)	22,002,952	$257,559,051	15,239,430	$175,317,357

60

Notes to Financial Statements (continued)

	Municipal Enhanced				Small Cap Core
	2015		2014		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	765,332	$7,817,267	1,818,662	$17,853,038	344,200	$8,072,293	634,821	$15,177,787
Reinvestment of distributions	20,792	210,164	35,200	344,366	60,630	1,336,887	83,102	1,964,534
Cost of shares repurchased	(1,078,015)	(11,024,996)	(1,910,370)	(18,841,404)	(392,023)	(9,181,256)	(1,969,034)	(47,032,493)

Net increase (decrease)	(291,891)	$(2,997,565)	(56,508)	$(644,000)	12,807	$227,924	(1,251,111)	$(29,890,172)

Service Class:
Proceeds from sale of shares	1,115,492	$11,383,413	2,041,597	$20,091,308	162,317	$3,848,812	623,346	$15,141,794
Reinvestment of distributions	76,444	770,964	38,258	377,147	35,688	792,991	70,148	1,667,423
Cost of shares repurchased	(1,152,453)	(11,693,012)	(1,110,705)	(10,961,898)	(430,228)	(10,436,822)	(256,726)	(6,139,546)

Net increase (decrease)	39,483	$461,365	969,150	$9,506,557	(232,223)	$(5,795,019)	436,768	$10,669,671

Institutional Class:
Proceeds from sale of shares	5,680,203	$57,465,629	5,027,817	$48,928,368	2,374,100	$56,191,800	6,496,214	$156,385,059
Reinvestment of distributions	587,901	5,926,350	646,628	6,307,190	538,090	11,994,017	629,895	15,022,999
Cost of shares repurchased	(7,508,463)	(76,015,132)	(5,796,894)	(56,861,576)	(1,531,195)	(36,165,360)	(1,681,058)	(40,193,974)

Net increase (decrease)	(1,240,359)	$(12,623,153)	(122,449)	$(1,626,018)	1,380,995	$32,020,457	5,445,051	$131,214,084

	Small Cap Growth
	2015
	Shares	Amount
Institutional Class:
Proceeds from sale of shares	159,184	$1,476,468
Cost of shares repurchased	(28,038)	(257,387)

Net increase	131,146	$1,219,081

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Enhanced Core Bond—two collectively own 46%; Municipal Bond—two collectively own 66%; Municipal Enhanced—two collectively own 78%; Small Cap Core—three collectively own 64% and Small Cap Growth—three collectively own 76%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

61

Notes to Financial Statements (continued)

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Enhanced Core Bond, Small Cap Core and Small Cap Growth were $1,376,580, $20,249,177 and $57,235, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (GW&K) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Enhanced Core Bond	0.45%
Municipal Bond	0.35%
Municipal Enhanced	0.50%
Small Cap Core	0.75%
Small Cap Growth	0.75%

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core

and Small Cap Growth to 0.59%, 0.34%, 0.64%, 0.95% and 0.95%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Trust’s Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and respective expense reimbursements in any such future year to exceed that Funds’ respective contractual expense limitation amount.

For the year ended December 31, 2015, each Fund’s components of reimbursement available are detailed in the following chart:

	Enhanced	Municipal
	Core Bond	Bond
Reimbursement Available—12/31/14	$798,879	$2,659,807
Additional Reimbursements	208,328	2,123,295
Expired Reimbursements	(279,668)	(495,219)

Reimbursement Available—12/31/15	$727,539	$4,287,883

	Municipal Enhanced	Small Cap Core
Reimbursement Available—12/31/14	$752,877	$806,358
Additional Reimbursements	205,861	405,914
Expired Reimbursements	(301,526)	(175,130)

Reimbursement Available—12/31/15	$657,212	$1,037,142

Small Cap Growth
Reimbursement Available—12/31/14	—
Additional Reimbursements	$48,523
Expired Reimbursements	—

Reimbursement Available—12/31/15	$48,523

The expiration of each Fund’s reimbursement are as follows:

	Enhanced	Municipal
Expiration Period	Core Bond	Bond
Less than 1 year	$290,204	$852,297
Within 2 years	229,007	1,312,291
Within 3 years	208,328	2,123,295

Total Amount Subject to Reimbursement	$727,539	$4,287,883

62

Notes to Financial Statements (continued)

	Municipal
Expiration Period	Enhanced	Small Cap Core
Less than 1 year	$219,146	$252,383
Within 2 years	232,205	378,845
Within 3 years	205,861	405,914

Total Amount Subject to Reimbursement	$657,212	$1,037,142

Expiration Period	Small Cap Growth
Less than 1 year	—
Within 2 years	—
Within 3 years	$48,523

Total Amount Subject to Reimbursement	$48,523

Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and provides a variety of administration and shareholder services to the Funds. Enhanced Core Bond pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets for these services. Municipal Bond, Municipal Enhanced, Small Cap Core and Small Cap Growth each pay a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for these services.

The Administrator for Municipal Enhanced is voluntarily waiving a portion of its administration fee on 90% of the Fund’s net assets. The waiver, which may be modified or terminated at any time, amounts to 0.10% on the first $250 million of the Fund’s net assets and 0.15% on the remaining net assets. For the year ended December 31, 2015, the amount waived was $211,783 or 0.09%.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the Funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors of up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Investor Class and Class C shares, respectively. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class C shares or Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For Enhanced Core Bond’s Service Class and for each of the Investor and Service Classes of Municipal Bond, Municipal Enhanced and Small Cap Core, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

63

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the year ended December 31, 2015, were as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Enhanced Core Bond
Service Class	0.10%	0.08%
Municipal Bond
Investor Class	0.25%	0.23%
Service Class	0.25%	0.17%
Municipal Enhanced
Investor Class	0.25%	0.18%
Service Class	0.25%	0.07%
Small Cap Core
Investor Class	0.25%	0.15%
Service Class	0.25%	0.12%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Enhanced Core Bond lent $1,034,348 for three days earning interest in the amount of $55 and Small Cap Core lent varying amounts not exceeding $2,796,955 for seven days earning interest in the amount of $231. The interest amount is included in the Statement of Operations as interest income. Enhanced Core Bond borrowed $1,886,367 for two days paying interest of $71, Municipal Bond borrowed $7,808,335 for three days paying interest of $414 and Municipal Enhanced borrowed varying amounts not exceeding $4,600,549 for five days paying interest of $173. The interest amount is included in the Statement of Operations as miscellaneous expense. For the year ended December 31, 2015, Small Cap Growth neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2015, Small Cap Core had $2,796,955 in interfund loans outstanding.

The Investment Manager paid the initial state registration fees in the amount of $12,623 on behalf of Small Cap Growth. This balance is reflected as a Payable to Affiliate on the Statement of Assets and Liabilities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2015, were as follows:

	Long-Term Securities excluding (U.S. Government Obligations)
Fund	Purchases	Sales
Enhanced Core Bond	$34,350,291	$41,044,768
Municipal Bond	807,174,271	522,000,265
Municipal Enhanced	275,108,344	290,156,255
Small Cap Core	70,658,947	59,898,498
Small Cap Growth	1,577,121	371,550

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond	$18,847,979	$7,648,689

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2015, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Enhanced Core Bond	$1,325,009	$1,376,580
Small Cap Core	19,402,890	20,249,177
Small Cap Growth	55,118	57,235

5. COMMITMENTS AND CONTINGENCIES

Under each Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this

64

Notes to Financial Statements (continued)

would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements which are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Enhanced Core Bond
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	376,580	376,580	—	—

Total	$1,376,580	$1,376,580	—	—

Small Cap Core
BNP Paribas Securities Corp.	$4,809,224	$4,809,224	—	—
Cantor Fitzgerald Securities, Inc.	4,809,224	4,809,224	—	—
Daiwa Capital Markets America	4,809,224	4,809,224	—	—
Nomura Securities International, Inc.	3,842,641	3,842,641	—	—
State of Wisconsin Investment Board	1,978,864	1,978,864	—	—

Total	$20,249,177	$20,249,177	—	—

Small Cap Growth
Royal Bank of Scotland PLC	$57,235	$57,235	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small Cap Growth Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small Cap Growth Fund each hereby designates $0, $7,423,930, $2,756,948, $14,031,654 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such fiscal year.

65

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS II AND THE SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AS WELL AS THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL CAP GROWTH FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, and AMG GW&K Small Cap Growth Fund (the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

66

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67

• Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 74

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 - AMG Funds	Edward J. Kaier, 70

• Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 52

• Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 - AMG Funds	Steven J. Paggioli, 65

• Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 70

• Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 - AMG Funds	Eric Rakowski, 57

• Trustee since 2000 - AMG Funds II • Oversees 74 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 50

• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex

Thomas R. Schneeweis, 68

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

67

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 63

• Oversees 74 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48

• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 57

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51

• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 53

Vice President, Chief Compliance Officer—AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 41

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

68

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

GW&K Investment Management, LLC 222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG Renaissance Large Cap Growth Fund

Investor Class: MRLTX     |     Service Class: MRLSX     |     Institutional Class: MRLIX

AMG Renaissance International Equity Fund

Investor Class: RIEIX     |     Service Class: RIESX     |     Institutional Class: RIELX

www.amgfunds.com	AR024-1215

AMG Funds
Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Renaissance Large Cap Growth Fund	4
AMG Renaissance International Equity Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	14

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	17
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	19
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	20
Detail of changes in assets for the past two periods

Financial Highlights	21
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	25
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

TRUSTEES AND OFFICERS	33

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI All Country World ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Bond Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
	(MSCI All Country World ex
International	USA Index)	(5.66)%	1.50%	1.06%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.22%	0.17%	0.19%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning	Ending	Expenses
Six Months Ended	Ratio for	Account Value	Account Value	Paid During
December 31, 2015	the Period	7/01/15	12/31/15	the Period*
AMG Renaissance Large Cap Growth Fund
Investor Class
Based on Actual Fund Return	1.16%	$1,000	$974	$5.77
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.90
Service Class
Based on Actual Fund Return	0.87%	$1,000	$975	$4.33
Hypothetical (5% return before expenses)	0.87%	$1,000	$1,021	$4.43
Institutional Class
Based on Actual Fund Return	0.66%	$1,000	$976	$3.29
Hypothetical (5% return before expenses)	0.66%	$1,000	$1,022	$3.36
AMG Renaissance International Equity Fund
Investor Class
Based on Actual Fund Return	1.35%	$1,000	$926	$6.55
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.87
Service Class
Based on Actual Fund Return	0.89%	$1,000	$928	$4.32
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53
Institutional Class
Based on Actual Fund Return	0.85%	$1,000	$927	$4.13
Hypothetical (5% return before expenses)	0.85%	$1,000	$1,021	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG Renaissance Large Cap Growth Fund
TCW Total Return Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

The AMG Renaissance Large Cap Growth Fund (Service Share Class) (the “Fund”) returned (1.2)% for the year ending December 31, 2015, while its primary benchmark, the Russell 1000® Growth Index, rose 5.7%.

Stock prices rebounded during the fourth quarter as economic news remained generally positive. Most sectors in the S&P 500 Index posted gains during the quarter, led by information technology and health care. A notable exception was the energy sector, where a decline in oil prices to eleven-year lows has led to earnings forecasts being reduced throughout the sector. Larger-capitalization stocks generally gained more than smaller-sized companies.

The U.S. Federal Reserve (the “Fed”) finally raised interest rates in December, marking the first increase in rates in nine years. We believe that a return to more normal interest rate policies by the Fed is ultimately a positive for the economy and the financial markets, and it appears that the Fed’s path toward normal rates will be slow and gradual. We continue to doubt that the Fed’s shift in interest rates will result in a meaningful shift in future asset allocation by investors and would note that at the current Federal funds target rate of 0.5% (the high end of its range), it would take a mere 139 years for a Dollar to double in value.

An unanticipated economic positive that has developed over the past year has been the collapse in oil prices. Oil prices have recently fallen to levels even lower than those seen in the financial crisis in 2008-2009. While clearly a negative for energy producers, sharply lower energy costs are a clear positive for airlines, other transportation companies and consumers in general. Gasoline prices below $2.00/gallon provide the effect of a tax cut for many consumers and should support consumer spending in coming quarters.

A notable aspect of the stock market’s performance in 2015 has been the impact of a relatively small group of stocks on market averages. “FANG” is the acronym used by Jim Cramer (host of CNBC’s Mad Money) for this group of stocks, which stands for Facebook, Amazon, Netflix and Google. At year-end these four stocks accounted for almost 5% of the Russell 1000® Index and over 9% of the Russell 1000® Growth Index by market cap weight. However, their return contributed over 100% of the return from the Russell 1000® Index and about 60% of the return from the Russell 1000® Growth Index. While the majority of stocks in the Russell 1000® and Russell 1000® Growth indices declined in price during 2015, Netflix and Amazon both doubled during the year, and Google and Facebook rose over 40% and 30%, respectively. This group as a whole averaged a Price/Earnings (P/E) multiple of almost 250X estimated 2016 earnings at year end, suggesting at a minimum, a high level of expectations about their future prospects (Google had the lowest P/E of the group at 26X and is the only one of these stocks that we hold in the Fund)1. While these companies all may have interesting and potentially profitable business models, we have found over time that emphasizing attractive valuation as well as good business momentum leads to long-term investment success, and we will remain consistent with our investment discipline.

Even so, valuation measures were relatively ineffective as a stock selection tool in 2015, particularly among growth stocks. Higher P/E stocks within the Russell 1000® Growth Index strongly outperformed lower P/E stocks, and the bottom three quintiles of stocks by P/E underperformed the overall Index return of 5.7%. About 80% of the Fund’s holdings fell into the lower three quintiles of P/E, which is consistent with our investment discipline. While this relative overweighting of reasonably-priced growth companies has been successful over time, in 2015 this positioning contributed to underperformance relative to the Russell 1000® Growth Index.

For the year 2015, our selections in the industrials sector along with our overweighted position and selections in the health care sector made the most positive contribution to relative returns for the year. Notable performers over the period include Electronic Arts (+46%), Google (+45%) and Alaska Air (+36%).On the negative side, our selections in information technology, consumer discretionary and financials sectors detracted the most from our relative performance for the year. Notable underperformers include Macy’s (-45%), Western Digital (-44%) and National Oilwell Varco (-41%), which we sold in November.

As we enter 2016, we continue to believe that many good investment opportunities remain in high-quality growth stocks, particularly in issues that did not experience much in terms of appreciation in 2015. Increasingly, we believe these opportunities may be found outside of the mega-cap-sized stocks that have dominated the market to this point. We continue to favor companies in the technology, consumer discretionary, health care and industrial sectors.

We believe over time that emphasizing attractive valuation as well as good business momentum leads to long-term investment success, and we will remain consistent with this investment discipline. As we move through 2016, we are confident that our biases toward quality and reasonable valuations will pay off in terms of positive relative returns.

The views expressed represent the opinions of The Renaissance Group LLC, as of December 31, 2015, are not intended as a forecast or guarantee of future results and are subject to change without notice.

1Source: Thompson Reuters

AMG Renaissance Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Renaissance Large Cap Growth Fund’s Service Class on June 3, 2009 (commencement of operations) to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Renaissance Large Cap Growth Fund [2,3,4]
Investor Class	(1.53)%	12.08%	14.09%	06/03/09
Service Class	(1.23)%	12.46%	14.44%	06/03/09
Institutional Class	(1.06)%	12.64%	14.63%	06/03/09
Russell 1000® Growth Index[5]	5.67%	13.53%	16.19%	06/03/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large capitalization companies are out of favor.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[5]	The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Growth Index is a trademark of the London Stock Exchange Group companies. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Renaissance Large Cap Growth Fund
Fund Snapshots (unaudited)
December 31, 2015

PORTFOLIO BREAKDOWN

	AMG Renaissance
	Large Cap	Russell 1000®
Sector	Growth Fund**	Growth Index
Information Technology	29.1%	28.0%
Consumer Discretionary	19.7%	21.2%
Health Care	19.3%	17.1%
Industrials	17.7%	10.8%
Financials	7.1%	5.5%
Consumer Staples	3.6%	11.3%
Materials	1.8%	3.4%
Energy	0.0%	0.5%
Utilities	0.0%	0.1%
Telecommunication Services	0.0%	2.1%
Other Assets and Liabilities	1.7%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
SanDisk Corp.	2.1%
Alphabet, Inc., Class A	2.1
Lam Research Corp.	2.0
Microsoft Corp.	2.0
The Interpublic Group of Cos., Inc.	1.9
Southwest Airlines Co.	1.9
Royal Caribbean Cruises, Ltd.	1.9
Cardinal Health, Inc.	1.9
Amgen, Inc.	1.9
Ross Stores, Inc.	1.9

Top Ten as a Group	19.6%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Renaissance Large Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2015

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—19.7%
AutoZone, Inc.*	1,444	$1,071,318
Dollar General Corp.	14,687	1,055,555
Foot Locker, Inc.	18,032	1,173,703
The Home Depot, Inc.	8,722	1,153,484
The Interpublic Group of Cos., Inc.	52,359	1,218,918
Lowe’s Cos., Inc.	14,528	1,104,709
Macy’s, Inc.	32,825	1,148,218
O’Reilly Automotive, Inc.*	4,592	1,163,705
Ross Stores, Inc.	21,902	1,178,547
Royal Caribbean Cruises, Ltd.[1]	11,742	1,188,408
The Walt Disney Co.	10,157	1,067,298
Total Consumer Discretionary		12,523,863
Consumer Staples—3.6%
CVS Health Corp.	11,811	1,154,761
The Kroger Co.	27,758	1,161,117
Total Consumer Staples		2,315,878
Financials—7.1%
American Express Co.	16,638	1,157,173
BlackRock, Inc.	3,351	1,141,083
Prudential Financial, Inc.	13,554	1,103,431
Signature Bank*	7,261	1,113,620
Total Financials		4,515,307
Health Care—19.3%
Aetna, Inc.	10,568	1,142,612
Amgen, Inc.	7,292	1,183,710
Anthem, Inc.	7,313	1,019,725
Biogen, Inc.*	3,660	1,121,241
Cardinal Health, Inc.	13,263	1,183,988
Cigna Corp.	7,488	1,095,719
Edwards Lifesciences Corp.*	13,698	1,081,868
Express Scripts Holding Co.*	12,862	1,124,267
Gilead Sciences, Inc.	10,623	1,074,941
Laboratory Corp. of America Holdings*	9,253	1,144,041
McKesson Corp.	5,560	1,096,599
Total Health Care		12,268,711
Industrials—17.7%
Alaska Air Group, Inc.	14,085	1,133,983
The Boeing Co.	7,850	1,135,032
Cintas Corp.	12,226	1,113,177

	Shares	Value
Cummins, Inc.	13,057	$1,149,147
Danaher Corp.	11,970	1,111,774
Equifax, Inc.	10,039	1,118,043
Masco Corp.	40,138	1,135,905
Rockwell Automation, Inc.	10,055	1,031,744
Southwest Airlines Co.	28,298	1,218,512
United Parcel Service, Inc., Class B	12,023	1,156,973
Total Industrials		11,304,290
Information Technology—29.1%
Alphabet, Inc., Class A*	1,708	1,328,841
Apple, Inc.	9,505	1,000,496
Corning, Inc.	59,735	1,091,956
Electronic Arts, Inc.*	15,459	1,062,342
EMC Corp.	41,300	1,060,584
F5 Networks, Inc.*	11,927	1,156,442
Juniper Networks, Inc.	42,137	1,162,981
Lam Research Corp.	15,918	1,264,208
Microsoft Corp.	22,519	1,249,354
Oracle Corp.	31,503	1,150,805
SanDisk Corp.	17,691	1,344,339
Skyworks Solutions, Inc.	13,616	1,046,117
Synopsys, Inc.*	25,502	1,163,146
Texas Instruments, Inc.	21,066	1,154,627
Total System Services, Inc.	22,911	1,140,968
Western Digital Corp.	19,164	1,150,798
Total Information Technology		18,528,004
Materials—1.8%
The Dow Chemical Co.	22,669	1,167,000
Total Common Stocks (cost $59,834,260)		62,623,053

The accompanying notes are an integral part of these financial statements.

AMG Renaissance Large Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—2.0%
Repurchase Agreements—0.0%#,2
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $21,023 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—09/01/49, totaling $21,442)	$21,022	$21,022

	Shares
Other Investment Companies—2.0%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	1,238,588	1,238,588
Total Short-Term Investments (cost $1,259,610)		1,259,610

Value
Total Investments—100.3% (cost $61,093,870)	$63,882,663
Other Assets, less Liabilities—(0.3)%	(194,304)
Net Assets—100.0%	$63,688,359

The accompanying notes are an integral part of these financial statements.

AMG Renaissance International Equity Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

The AMG Renaissance International Equity Fund (Institutional Share Class) (the “Fund”) returned (1.1)% for the year ending December 31, 2015, while its primary benchmark, the MSCI® All Country World Index (ACWI) ex USA, returned (5.7)%.

It was a challenging year for foreign markets, especially Emerging Market (EM) countries, which resulted in the MSCI Emerging Markets Index falling (14.9)%, compared to a nominal (0.8)% decline in the developed MSCI EAFE index. Good stock picking across both developed and EMs allowed the Fund to outperform the benchmark index even though we were overweight EMs the entire year.

A risk-off mentality paid dividends in 2015, with only the defensive health care and consumer staples sectors showing positive returns in the MSCI ACWI ex USA. From a Fund perspective, we had our best stock selection in information technology, telecommunication services and consumer discretionary sectors. Our three worst performing sectors based on stock selection were energy, industrials and utilities. From an allocation standpoint, our underweight to health care and consumer staples detracted from performance, but our overall allocation effect was positive due to underweights relative to the benchmark in energy, utilities, financials and materials and overweights in information technology, telecommunication services, consumer discretionary and industrials.

Our holdings in information technology contributed the most to the Fund’s performance, with good returns from Chinese online gaming stocks offset by weakness in semiconductor and personal computer-related shares. Our energy holdings were our worst performing sector, but our decision to reduce our energy exposure earlier in the year was beneficial. We ended the year with only two energy holdings, as we view the outlook for oil-and gas-related companies as murky at best.

Looking at countries, our average developed market stock outperformed the developed market MSCI EAFE Index while our average EM holding outperformed the MSCI EM index. We averaged about a 27% weight in EMs in 2015, compared to almost 30% the year before. France, Japan and Denmark contributed the most to developed market returns, while Canada, Singapore and Switzerland detracted the most from performance. Despite the market volatility, China was our best contributing EM country, followed by Taiwan and Mexico. Panama, Indonesia and Thailand detracted the most amongst our EM holdings.

The dispersion between growth and value indices was very apparent in 2015, with growth beating value by almost 9% when looking at the MSCI ACWI ex USA. We employ a growth at a reasonable price (“GARP”) approach in our quantitative models, and it was not surprising to see that, from a screening perspective, our growth factors performed much better than our value factors. For the year, most of the value added above the benchmark came from fundamental analysis (i.e. stock selection) as the quantitative model only marginally added value due to strong growth factors being offset by weak value factors in our twelve factor model.

The international equity market outlook for 2016 is far from clear. On the plus side, most central banks intend to maintain low interest rates in an effort to grow their economies. Although they haven’t had much sustained success so far, both the European Central Bank and Bank of Japan have adopted a “Whatever It Takes” mentality. Meanwhile, the U.S. Federal Reserve is heading in the opposite direction with its intent to raise rates further in 2016 and 2017. We believe it is unlikely that higher U.S. rates will directly crimp global growth, and it may even help the situation by weakening foreign currencies relative to the U.S. Dollar. This could potentially help those countries that export to the U.S., thereby boosting their economies. The direction of the Chinese economy is perhaps the biggest question mark heading into 2016. The People’s Bank of China has much more room to lower interest rates and provide additional stimulus. However, the extreme volatility in the Chinese equity markets during 2015 served as a warning sign that trying to engineer a controlled landing for an economy as large and unwieldy as China’s will not be easy.

The views expressed represent the opinions of The Renaissance Group LLC, as of December 31, 2015, are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Renaissance International Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG Renaissance International Equity Fund’s Institutional Class on June 16, 2014 (commencement of operations) to a $10,000 investment made in the MSCI ACWI ex USA Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total returns for the AMG Renaissance International Equity Fund and the MSCI ACWI ex USA Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Renaissance International Equity Fund [2,3,4,5]
Investor Class	(1.45)%	(6.52)%	06/16/14
Service Class	(1.11)%	(6.18)%	06/16/14
Institutional Class	(1.08)%	(6.14)%	06/16/14
MSCI ACWI ex USA[6,7]	(5.66)%	(8.98)%	06/16/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[6]	The MSCI ACWI ex USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. Unlike the Fund, the Index is unmanaged, is not available for investment and does not incur expenses.
[7]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Renaissance International Equity Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG Renaissance International Equity Fund**	MSCI ACWI ex USA
Financials	18.5%	27.1%
Consumer Discretionary	18.4%	12.2%
Industrials	16.7%	11.2%
Information Technology	16.4%	8.3%
Telecommunication Services	9.2%	5.2%
Health Care	7.6%	9.5%
Consumer Staples	5.6%	10.7%
Energy	3.9%	5.9%
Materials	1.8%	6.4%
Utilities	1.8%	3.5%
Other Assets and Liabilities	0.1%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Royal Dutch Shell PLC, Class A	2.0%
ICON PLC	1.9
Shire PLC	1.9
Tata Motors, Ltd.	1.9
AerCap Holdings N.V.	1.9
Unilever PLC	1.9
Mitsubishi Electric Corp.	1.9
Murata Manufacturing Co., Ltd.	1.9
BT Group PLC	1.9
Pandora A/S*	1.9

Top Ten as a Group	19.1%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Renaissance International Equity Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—99.9%
Consumer Discretionary—18.4%
Adecco, S.A., ADR (Switzerland)	1,671	$57,098
Bridgestone Corp., ADR (Japan)*	3,311	56,568
ITV PLC, ADR (United Kingdom)[1]	1,425	58,033
Magna International, Inc. (Canada)	1,418	57,514
Pandora A/S, ADR (Denmark)[1]	1,880	59,032
Renault, S.A., ADR (France)	2,817	56,777
Tata Motors, Ltd., Sponsored ADR (India)	2,030	59,824
Techtronic Industries Co., Ltd., ADR (Hong Kong)[1]	2,771	56,681
Toyota Motor Corp., Sponsored ADR (Japan)	453	55,737
Valeo, S.A., Sponsored ADR (France)	740	57,287
Total Consumer Discretionary		574,551
Consumer Staples—5.6%
Heineken N.V., Sponsored ADR (Netherlands)	1,334	57,028
Unilever PLC, Sponsored ADR (United Kingdom)	1,380	59,506
WH Group, Ltd., ADR (Hong Kong)*	5,214	58,501
Total Consumer Staples		175,035
Energy—3.9%
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	1,341	61,404
Suncor Energy, Inc. (Canada)	2,264	58,411
Total Energy		119,815
Financials—18.5%
Allianz SE, Sponsored ADR (Germany)	3,332	58,710
Bank Mandiri Persero Tbk PT, ADR (Indonesia)	8,921	58,325
DBS Group Holdings, Ltd., Sponsored ADR (Singapore)	1,221	57,015
Kasikornbank PCL, ADR (Thailand)	3,545	58,227
Manulife Financial Corp. (Canada)	3,813	57,119
ORIX Corp., Sponsored ADR (Japan)	816	57,316
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR (Japan)	7,610	57,760
Unibail-Rodamco SE, ADR (France)	2,306	58,676
Validus Holdings, Ltd. (Bermuda)	1,232	57,029
Zurich Insurance Group AG, ADR (Switzerland)	2,245	57,528
Total Financials		577,705
Health Care—7.6%
ICON PLC (Ireland)*	781	60,684
Roche Holding AG, Sponsored ADR (Switzerland)	1,676	57,772
Shire PLC, ADR (Ireland)	296	60,680
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Israel)	889	58,354
Total Health Care		237,490

	Shares	Value
Industrials—16.7%
AerCap Holdings N.V. (Netherlands)*	1,380	$59,561
Canadian National Railway Co. (Canada)	999	55,824
China Eastern Airlines Corp., Ltd., ADR (China)	1,974	55,548
Keppel Corp, Ltd., Sponsored ADR (Singapore)	6,218	56,739
Mitsubishi Electric Corp., ADR (Japan)	2,833	59,465
Ryanair Holdings PLC, Sponsored ADR (Ireland)	665	57,496
SMC Corp., Sponsored ADR (Japan)	4,366	57,806
Vestas Wind Systems A/S, ADR (Denmark)	2,495	58,545
WABCO Holdings, Inc. (United States)*	576	58,902
Total Industrials		519,886
Information Technology—16.4%
Advanced Semiconductor Engineering, Inc., ADR (Taiwan)	10,102	57,278
Cap Gemini, S.A., ADR (France)[1]	1,266	58,641
Check Point Software Technologies, Ltd. (Israel)*	691	56,234
Murata Manufacturing Co., Ltd., ADR (Japan)	1,646	59,363
NetEase, Inc., ADR (China)	318	57,634
NXP Semiconductors N.V. (Netherlands)*	659	55,521
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	2,466	56,102
Wipro, Ltd., ADR (India)	4,832	55,761
YY, Inc., ADR (China)*	889	55,536
Total Information Technology		512,070
Materials—1.8%
Toray Industries, Inc., ADR (Japan)	3,047	56,796
Telecommunication Services—9.2%
BT Group PLC, Sponsored ADR (United Kingdom)	1,709	59,148
China Mobile, Ltd., Sponsored ADR (Hong Kong)	1,030	58,020
KDDI Corp., ADR (Japan)	4,471	57,877
Nippon Telegraph & Telephone Corp., ADR (Japan)	1,436	57,067
SK Telecom Co., Ltd., Sponsored ADR (South Korea)*	2,715	54,707
Total Telecommunication Services		286,819
Utilities—1.8%
Korea Electric Power Corp., Sponsored ADR (South Korea)*	2,618	55,423
Total Common Stocks (cost $3,164,514)		3,115,590

The accompanying notes are an integral part of these financial statements.

AMG Renaissance International Equity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—3.9%
Repurchase Agreements—3.1%[2]
Royal Bank of Scotland PLC, dated 12/31/15,due 01/04/16, 0.300%, total to be received $97,630 (collateralized by various U.S. Government Agency Obligations, 0.074%—3.250%, 07/31/16—11/15/23, totaling $99,580)	$97,627	$97,627

	Shares
Other Investment Companies—0.8%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	25,465	25,465
Total Short-Term Investments (cost $123,092)		123,092

Value
Total Investments—103.8% (cost $3,287,606)	$3,238,682
Other Assets, less Liabilities—(3.8)%	(118,885)
Net Assets—100.0%	$3,119,797

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2015, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Renaissance Large Cap Growth Fund	$61,099,902	$5,402,693	$(2,619,932)	$2,782,761
AMG Renaissance International Equity Fund	3,294,261	188,407	(243,986)	(55,579)

*	Non-income producing security.
#	Rounds to less than 0.1%.
[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Renaissance Large Cap Growth Fund	$20,242	0.0	%#
AMG Renaissance International Equity Fund	94,763	3.0%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

Country	AMG Renaissance International Equity Fund†	MSCI ACWI ex USA††
Australia	0.0%	5.0%
Austria	0.0%	0.1%
Belgium	0.0%	1.0%
Bermuda	1.8%	0.0%
Brazil	0.0%	1.1%
Canada	7.3%	5.9%
Chile	0.0%	0.2%
China	5.4%	5.5%
Colombia	0.0%	0.1%
Czech Republic	0.0%	0.0%#
Denmark	3.8%	1.4%
Egypt	0.0%	0.0%#
Finland	0.0%	0.7%
France	7.4%	7.2%
Germany	1.9%	6.7%
Greece	0.0%	0.1%
Hong Kong	5.6%	2.3%
Hungary	0.0%	0.1%
India	3.7%	1.8%
Indonesia	1.9%	0.5%
Ireland	5.7%	0.3%
Israel	3.7%	0.6%
Italy	0.0%	1.7%
Japan	18.5%	17.3%

Country	AMG Renaissance International Equity Fund†	MSCI ACWI ex USA††
Malaysia	0.0%	0.7%
Mexico	0.0%	0.9%
Netherlands	7.5%	2.1%
Netherlands Antilles	0.0%	3.6%
New Zealand	0.0%	0.1%
Norway	0.0%	0.4%
Peru	0.0%	0.1%
Philippines	0.0%	0.3%
Poland	0.0%	0.3%
Portugal	0.0%	0.1%
Russia	0.0%	0.7%
Singapore	3.7%	0.9%
South Africa	0.0%	1.4%
South Korea	3.5%	0.0%
Spain	0.0%	2.3%
Sweden	0.0%	2.1%
Switzerland	5.5%	6.9%
Taiwan	3.6%	2.5%
Thailand	1.9%	0.4%
Turkey	0.0%	0.3%
United Kingdom	5.7%	14.3%
United States	1.9%	0.0%

	100.0%	100.0%

†	As a percentage of total long term investments on December 31, 2015.
††	Unaudited.
#	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Renaissance Large Cap Growth Fund
Investments in Securities
Common Stocks†	$62,623,053	—	—	$62,623,053
Short-Term Investments
Repurchase Agreements	—	$21,022	—	21,022
Other Investment Companies	1,238,588	—	—	1,238,588

Total Investments in Securities	$63,861,641	$21,022	—	$63,882,663

	Quoted Prices in Active Markets for Identical Investments	Significant Other Observable Inputs	Significant Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Renaissance International Equity Fund
Investments in Securities
Common Stocks†	$3,115,590	—	—	$3,115,590
Short-Term Investments
Repurchase Agreements	—	$97,627	—	97,627
Other Investment Companies	25,465	—	—	25,465

Total Investments in Securities	$3,141,055	$97,627	—	$3,238,682

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedules of Portfolio Investments.

As of December 31, 2015, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of an ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

PLC: Public Limited Company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2015

	AMG Renaissance Large Cap Growth Fund	AMG Renaissance International Equity Fund
Assets:
Investments at value* (including securities on loan valued at $20,242 and $94,763, respectively)	$63,882,663	$3,238,682
Receivable for Fund shares sold	29,480	—
Receivable from affiliate	25,234	12,129
Dividends and other receivables	64,497	2,017
Prepaid expenses	13,330	3,104
Total assets	64,015,204	3,255,932
Liabilities:
Payable for Fund shares repurchased	212,300	—
Payable upon return of securities loaned	21,022	97,627
Payable to affiliate	—	9,305
Accrued expenses:
Investment advisory and management fees	28,929	1,028
Administrative fees	13,150	642
Shareholder servicing fees—Service Class	9,793	—
Shareholder servicing fees—Investor Class	562	183
Distribution fees—Investor Class	562	182
Professional fees	24,287	24,208
Trustees fees and expenses	39	8
Other	16,201	2,952
Total liabilities	326,845	136,135
Net Assets	$63,688,359	$3,119,797
* Investments at cost	$61,093,870	$3,287,606

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Renaissance Large Cap Growth Fund	AMG Renaissance International Equity Fund
Net Assets Represent:
Paid-in capital	$60,867,446	$3,413,904
Undistributed net investment income (distributions in excess of income)	—	(176)
Accumulated net realized gain (loss) from investments	32,120	(245,007)
Net unrealized appreciation (depreciation) of investments	2,788,793	(48,924)
Net Assets	$63,688,359	$3,119,797
Investor Class:
Net Assets	$2,533,320	$1,010,002
Shares outstanding	228,207	113,481
Net asset value, offering and redemption price per share	$11.10	$8.90
Service Class:
Net Assets	$17,188,987	$177,050
Shares outstanding	1,539,075	19,835
Net asset value, offering and redemption price per share	$11.17	$8.93
Institutional Class:
Net Assets	$43,966,052	$1,932,745
Shares outstanding	3,981,202	216,593
Net asset value, offering and redemption price per share	$11.04	$8.92

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2015

	AMG Renaissance Large Cap Growth Fund	AMG Renaissance International Equity Fund
Investment Income:
Dividend income	$613,760	$53,482 [1]
Securities lending income	149	4,728
Interest income	29	—
Foreign withholding tax	—	(4,904)
Total investment income	613,938	53,306
Expenses:
Investment advisory and management fees	249,267	10,168
Administrative fees	113,303	6,355
Shareholder servicing fees—Service Class	29,941	179
Shareholder servicing fees—Investor Class	8,468	793
Distribution fees—Investor Class	8,468	793
Registration fees	45,657	47,882
Professional fees	31,158	27,155
Reports to shareholders	26,846	6,494
Transfer agent	8,683	319
Custodian	6,864	3,395
Trustees fees and expenses	2,372	135
Miscellaneous	2,175	1,698
Total expenses before offsets	533,202	105,366
Expense reimbursements	(186,914)	(81,993)
Expense reductions	(10,825)	(1,587)
Net expenses	335,463	21,786
Net investment income	278,475	31,520
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	983,859	(190,412)
Net change in unrealized appreciation (depreciation) of investments	(2,228,379)	104,965
Net realized and unrealized loss	(1,244,520)	(85,447)
Net decrease in net assets resulting from operations	$(966,045)	$(53,927)

[1]	Includes non-recurring dividends of $2,937.

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets For the years ended December 31,

	AMG Renaissance		AMG Renaissance
	Large Cap		International
	Growth Fund		Equity Fund
	2015	2014	2015	2014*
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$278,475	$88,295	$31,520	$11,009
Net realized gain (loss) on investments	983,859	2,084,456	(190,412)	(53,830)
Net change in unrealized appreciation (depreciation) of investments	(2,228,379)	1,103,736	104,965	(153,889)
Net increase (decrease) in net assets resulting from operations	(966,045)	3,276,487	(53,927)	(196,710)
Distributions to Shareholders:
From net investment income:
Investor Class	—	(4,315)	(10,052)	(238)
Service Class	(63,670)	(50,486)	(1,852)	(486)
Institutional Class	(216,729)	(34,412)	(21,950)	(10,388)
From net realized gain on investments:
Investor Class	(52,705)	(372,888)	—	—
Service Class	(362,066)	(2,604,296)	—	—
Institutional Class	(916,813)	(1,336,114)	—	—
Total distributions to shareholders	(1,611,983)	(4,402,511)	(33,854)	(11,112)
Capital Share Transactions:[1]
Net increase from capital share transactions	36,500,463	14,959,926	1,078,835	2,336,565
Total increase in net assets	33,922,435	13,833,902	991,054	2,128,743
Net Assets:
Beginning of year	29,765,924	15,932,022	2,128,743	—
End of year	$63,688,359	$29,765,924	$3,119,797	$2,128,743
End of year undistributed net investment income (distributions in excess of income)	—	$2,493	$(176)	—

*	Commencement of operations was on June 16, 2014.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

20

AMG Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.51	$11.80	$11.63	$10.77	$12.90
Income from Investment Operations:
Net investment income[1,2]	0.01	0.03	0.01	0.01	0.00 #
Net realized and unrealized gain (loss) on investments	(0.18)	2.30	3.95	1.83	(0.55)
Total from investment operations	(0.17)	2.33	3.96	1.84	(0.55)
Less Distributions to Shareholders from:
Net investment income	—	(0.03)	(0.08)	(0.01)	—
Net realized gain on investments	(0.24)	(2.59)	(3.71)	(0.97)	(1.58)
Total distributions to shareholders	(0.24)	(2.62)	(3.79)	(0.98)	(1.58)
Net Asset Value, End of Year	$11.10	$11.51	$11.80	$11.63	$10.77
Total Return[2]	(1.53)%	19.59%[4]	34.17%[4]	17.10%	(4.42)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.14%	1.14%	1.17%[5]	1.15%[6]	1.12%
Ratio of expenses to average net assets (with offsets)	1.16%	1.16%	1.18%[5]	1.17%[6]	1.15%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.58%	1.97%	1.71%[5]	1.65%[6]	1.68%
Ratio of net investment income to average net assets[2]	0.09%	0.23%	0.10%[5]	0.10%[6]	0.03%
Portfolio turnover	48%	60%	53%	86%	107%
Net assets at end of year (000’s omitted)	$2,533	$7,239	$984	$562	$769

	For the years ended December 31,
Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.59	$11.87	$11.68	$10.83	$12.94
Income from Investment Operations:
Net investment income[1,2]	0.06	0.07	0.07	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.20)	2.33	3.97	1.82	(0.56)
Total from investment operations	(0.14)	2.40	4.04	1.87	(0.52)
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.05)	(0.11)	(0.05)	(0.01)
Net realized gain on investments	(0.24)	(2.63)	(3.74)	(0.97)	(1.58)
Total distributions to shareholders	(0.28)	(2.68)	(3.85)	(1.02)	(1.59)
Net Asset Value, End of Year	$11.17	$11.59	$11.87	$11.68	$10.83
Total Return[2]	(1.23)%	20.08%	34.75%	17.42%	(4.14)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.80%	0.75%	0.77%[5]	0.82%[6]	0.81%
Ratio of expenses to average net assets (with offsets)	0.82%	0.77%	0.78%[5]	0.84%[6]	0.84%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.23%	1.59%	1.30%[5]	1.32%[6]	1.37%
Ratio of net investment income to average net assets[2]	0.52%	0.51%	0.49%[5]	0.43%[6]	0.34%
Portfolio turnover	48%	60%	53%	86%	107%
Net assets at end of year (000’s omitted)	$17,189	$14,343	$11,336	$8,814	$14,772

21

AMG Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.45	$11.76	$11.58	$10.74	$12.94
Income from Investment Operations:
Net investment income[1,2]	0.09	0.08	0.08	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.21)	2.31	3.94	1.81	(0.55)
Total from investment operations	(0.12)	2.39	4.02	1.89	(0.49)
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.07)	(0.13)	(0.08)	(0.12)
Net realized gain on investments	(0.24)	(2.63)	(3.71)	(0.97)	(1.59)
Total distributions to shareholders	(0.29)	(2.70)	(3.84)	(1.05)	(1.71)
Net Asset Value, End of Year	$11.04	$11.45	$11.76	$11.58	$10.74
Total Return[2]	(1.06)%	20.15%	34.95%	17.62%	(3.90)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.64%	0.64%	0.67%[5]	0.65%[6]	0.63%
Ratio of expenses to average net assets (with offsets)	0.66%	0.66%	0.68%[5]	0.67%[6]	0.66%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.07%	1.51%	1.16%[5]	1.15%[6]	1.23%
Ratio of net investment income to average net assets[2]	0.76%	0.63%	0.58%[5]	0.64%[6]	0.46%
Portfolio turnover	48%	60%	53%	86%	107%
Net assets at end of year (000’s omitted)	$43,966	$8,184	$3,612	$15,674	$9,226

22

AMG Renaissance International Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,	For the period from June 16, 2014
		through
Investor Class	2015	December 31, 2014*
Net Asset Value, Beginning of Period	$9.13	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.06 [7]	0.03
Net realized and unrealized loss on investments	(0.20)	(0.87)
Total from investment operations	(0.14)	(0.84)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.03)
Net Asset Value, End of Period	$8.90	$9.13
Total Return[2]	(1.56)%[4]	(8.45)%[4,8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.29%	1.12%[9]
Ratio of expenses to average net assets (with offsets)	1.35%	1.22%[9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	4.78%	7.85%[9]
Ratio of net investment income to average net assets[2]	0.68%	0.49%[9]
Portfolio turnover	46%	20%[8]
Net assets at end of period (000’s omitted)	$1,010	$85

	For the years ended December 31,	For the period from June 16, 2014
		through
Service Class	2015	December 31, 2014*
Net Asset Value, Beginning of Period	$9.12	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.11 [7]	0.05
Net realized and unrealized loss on investments	(0.21)	(0.89)
Total income (loss) from investment operations	(0.10)	(0.84)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.04)
Net Asset Value, End of Period	$8.93	$9.12
Total Return[2]	(1.11)%	(8.36)%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.87%	0.87%[9]
Ratio of expenses to average net assets (with offsets)	0.93%	0.96%[9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	4.28%	7.98%[9]
Ratio of net investment income to average net assets[2]	1.17%	0.86%[9]
Portfolio turnover	46%	20%[8]
Net assets at end of period (000’s omitted)	$177	$100

23

AMG Renaissance International Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,	For the period from June 16, 2014
		through
Institutional Class	2015	December 31, 2014*
Net Asset Value, Beginning of Period	$9.12	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.13 [7]	0.05
Net realized and unrealized loss on investments	(0.23)	(0.88)
Total from investment operations	(0.10)	(0.83)
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.05)
Net Asset Value, End of Period	$8.92	$9.12
Total Return[2]	(1.08)%	(8.32)%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.79%	0.76%[9]
Ratio of expenses to average net assets (with offsets)	0.85%	0.85%[9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	4.03%	7.70%[9]
Ratio of net investment income to average net assets[2]	1.34%	0.91%[9]
Portfolio turnover	46%	20%[8]
Net assets at end of period (000’s omitted)	$1,933	$1,944

Notes to Financial Highlights

*	Commencement of operations was on June 16, 2014.
#	Rounds to less than $0.01 per share.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[5]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.019% and 0.021% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.004% and 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.05, $0.10 and $0.12 for the Investor Class, Service Class and Institutional Class, respectively.
[8]	Not annualized.
[9]	Annualized.

24

Notes to Financial Statements

December 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are the AMG Renaissance Large Cap Growth Fund (“Large Cap Growth”) and AMG Renaissance International Equity Fund (“International Equity”), each a “Fund” and collectively the “Funds.”

The International Equity Fund’s commencement of operations was on June 16, 2014.

Each Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in

25

Notes to Financial Statements (continued)

the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact as soon as the Trust becomes aware of the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro- rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2015, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Large Cap Growth - $10,825 or 0.02% and International Equity - $1,587 or 0.06%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2015, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, overdraft fees for Large Cap Growth and International Equity equaled $23 and $0, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences are due to wash sales.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	Large Cap Growth		International Equity
Distributions paid from:	2015	2014	2015	2014
Ordinary income	$276,128	$89,213	$33,854	$11,112
Short-term capital gains	208,417	640,540	—	—
Long-term capital gains	1,127,438	3,672,758	—	—

	$1,611,983	$4,402,511	$33,854	$11,112

As of December 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Large Cap Growth	International Equity
Capital loss carryforward	—	$238,488
Undistributed ordinary income	—	—
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	$38,152	—
Late-year loss deferral	—	(40)

26

Notes to Financial Statements (continued)

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2015, and for all open tax years (generally, the three prior taxable years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the following Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains for an unlimited time period.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term
International Equity	$154,295	$84,193

Large Cap Growth had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the periods ended December 31, 2015 and 2014, the capital stock transactions by class for Large Cap Growth and International Equity were as follows:

	Large Cap Growth				International Equity*
	2015		2014		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	226,083	$2,596,952	545,670	$6,484,179	104,778	$949,033	12,476	$125,695
Reinvestment of dividends and distributions	4,693	52,517	32,486	376,833	1,064	9,540	25	238
Cost of shares repurchased	(631,350)	(7,279,709)	(32,731)	(399,290)	(1,619)	(14,834)	(3,243)	(30,000)

Net increase (decrease)	(400,574)	$(4,630,240)	545,425	$6,461,722	104,223	$943,739	9,258	$95,933

Service Class:
Proceeds from sale of shares	785,504	$9,235,948	364,598	$4,773,869	19,851	$201,139	10,921	$109,899
Reinvestment of dividends and distributions	35,623	401,275	222,940	2,601,712	206	1,852	52	486
Cost of shares repurchased	(519,835)	(6,030,685)	(304,457)	(3,912,072)	(11,185)	(99,845)	(10)	(100)

Net increase	301,292	$3,606,538	283,081	$3,463,509	8,872	$103,146	10,963	$110,285

Institutional Class:
Proceeds from sale of shares	3,444,351	$39,566,123	493,750	$6,163,428	1,028	$10,000	212,010	$2,120,059
Reinvestment of dividends and distributions	54,488	606,485	102,761	1,185,861	2,442	21,950	1,123	10,388
Cost of shares repurchased	(232,344)	(2,648,443)	(189,030)	(2,314,594)	—	—	(10)	(100)

Net increase	3,266,495	$37,524,165	407,481	$5,034,695	3,470	$31,950	213,123	$2,130,347

*	Commencement of operations was on June 16, 2014.

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Large Cap Growth—one owns 31%; International Equity—two collectively own 58%. Transactions by these shareholders may have a material impact on their respective Funds.

27

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchases or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM.

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Large Cap and International Equity were $21,022 and $97,627, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

International Equity invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A portfolio’s investments in emerging market countries are exposed to additional risks. A portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s average daily net assets:

Large Cap Growth	0.55%
International Equity	0.40%

The Investment Manager has contractually agreed, through at least May 1, 2016 for the Funds to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Large Cap Growth and International Equity to 0.66% and 0.85%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee

28

Notes to Financial Statements (continued)

waiver and respective expense reimbursements in any such future year to exceed that Fund’s respective contractual expense limitation amount.

For the year ended December 31, 2015, each Fund’s components of reimbursement available are detailed in the following chart:

	Large Cap	International
	Growth	Equity
Reimbursement Available—12/31/14	$395,610	$84,048
Additional Reimbursements	186,914	81,993
Repayments	—	—
Expired Reimbursements	(121,749)	—

Reimbursement Available—12/31/15	$460,775	$166,041

The expiration of each Fund’s reimbursement are as follows:

	Large Cap	International
Expiration Period	Growth	Equity
Less than 1 year	$134,665	—
Within 2 years	139,196	$84,048
Within 3 years	186,914	81,993

Total Amount Subject to Reimbursement	$460,775	$166,041

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.25% per annum of each Fund’s average daily net assets for this service.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the Funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

29

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the year ended December 31, 2015, were as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Large Cap Growth
Investor Class	0.25%	0.25%
Service Class	0.25%	0.16%
International Equity
Investor Class	0.25%	0.25%
Service Class	0.15%	0.08%

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2015, the following Fund either borrowed from or lent to other Funds in the AMG Funds family: Renaissance Large Cap Growth lent $ 1,626,841 for 1 day accruing interest of $29. The interest income amount is included in the Statement of Operations as interest income. Large Cap Growth borrowed $3,788,946 for 4 days paying interest of $267. The interest expense amount is included in the Statement of Operations as miscellaneous expense. International Equity neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2015, the Funds had no interfund loans outstanding.

The Investment Manager paid the initial 2014 state registration fees in the amount of $31,771 on behalf of International Equity. The remaining balance owed to the Investment Manager is reflected as a Payable to Affiliate on the Statement of Assets and Liabilities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2015, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Large Cap Growth	$61,930,662	$20,781,972
International Equity	2,217,902	1,143,796

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2015.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2015, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Large Cap Growth	$20,242	$21,022
International Equity	94,763	97,627

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

30

Notes to Financial Statements (continued)

The following table is a summary of the Funds open repurchase agreements which are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Large Cap Growth
Cantor Fitzgerald Securities, Inc.	$21,022	$21,022	—	—

Total	$21,022	$21,022	—	—

International Equity
Royal Bank of Scotland PLC	$97,627	$97,627	—	—

Total	$97,627	$97,627	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Renaissance Large Cap Growth Fund and the AMG Renaissance International Equity Fund each hereby designates the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for the Funds will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its period ended December 31, 2015.

AMG Renaissance International Equity

•	The total amount of taxes paid and income sourced from foreign countries was $3,373 and $53,416, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Renaissance Large Cap Growth Fund and AMG Renaissance International Equity Fund each hereby designates $1,127,438 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such year.

31

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG RENAISSANCE LARGE CAP GROWTH FUND AND AMG RENAISSANCE INTERNATIONAL EQUITY FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Renaissance Large Cap Growth Fund and AMG Renaissance International Equity Fund (the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

32

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 72 Funds in Fund Complex	Bruce B. Bingham, 67 Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman • Trustee since 1999 • Oversees 72 Funds in Fund Complex

William E. Chapman, II, 74

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 • Oversees 72 Funds in Fund Complex

Edward J. Kaier, 70

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 74 Funds in Fund Complex

Kurt A. Keilhacker, 52

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 72 Funds in Fund Complex

Steven J. Paggioli, 65

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 72 Funds in Fund Complex	Richard F. Powers III, 70 Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 • Oversees 74 Funds in Fund Complex

Eric Rakowski, 57

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 74 Funds in Fund Complex	Victoria L. Sassine, 50 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 72 Funds in Fund Complex

Thomas R. Schneeweis, 68

Professor Emeritus, University of Massachusetts (2013—Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

33

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 74 Funds in Fund Complex

Christine C. Carsman, 63

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014

Jeffrey T. Cerutti, 48

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 57

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 51

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Fund II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 53

Vice President, Chief Compliance Officer—AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 41

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

34

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THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800)-835-3879

SUBADVISOR

The Renaissance Group LLC

625 Eden Park Drive, Suite 1200

Cincinnati, OH 45202

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms
N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG Chicago Equity Partners Balanced Fund

Investor Class: MBEAX     |     Service Class: MBESX     |     Institutional Class: MBEYX

AMG Chicago Equity Partners Small Cap Value Fund

Investor Class: CESVX     |     Service Class: CESSX     |     Institutional Class: CESIX

AMG Managers High Yield Fund

Investor Class: MHHAX     |     Institutional Class: MHHYX     |

AMG Managers Intermediate Duration Government Fund: MGIDX

AMG Managers Short Duration Government Fund: MGSDX

www.amgfunds.com |	AR002-1215

AMG Funds

Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Chicago Equity Partners Balanced Fund	4

AMG Chicago Equity Partners Small Cap Value Fund	17

AMG Managers High Yield Fund	23

AMG Managers Intermediate Duration Government Fund	40

AMG Managers Short Duration Government Fund	49

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	60

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	67
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	70
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	71
Detail of changes in assets for the past two years

Financial Highlights	73
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	80
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	90

TRUSTEES AND OFFICERS	91

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI All Country World ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Bond Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World ex USA Index)	(5.66)%	1.50%	1.06%

Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.22%	0.17%	0.19%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Beginning	Ending	Expenses
	Expense	Account	Account	Paid
	Ratio for	Value	Value	During
Six Months Ended December 31, 2015	the Period	7/01/15	12/31/15	the Period*
AMG Chicago Equity Partners Balanced Fund
Investor Class
Based on Actual Fund Return	1.09%	$1,000	$994	$5.48
Hypothetical (5% return before expenses)	1.09%	$1,000	$1,020	$5.55
Service Class
Based on Actual Fund Return	0.94%	$1,000	$994	$4.72
Hypothetical (5% return before expenses)	0.94%	$1,000	$1,020	$4.79
Institutional Class
Based on Actual Fund Return	0.84%	$1,000	$994	$4.22
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28
AMG Chicago Equity Partners Small Cap Value Fund**
Investor Class
Based on Actual Fund Return	1.35%	$1,000	$938	$6.58
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.86
Service Class
Based on Actual Fund Return	1.06%	$1,000	$940	$5.17
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.38
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$939	$4.64
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84
AMG Managers High Yield Fund
Investor Class
Based on Actual Fund Return	1.15%	$1,000	$932	$5.60
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.85
Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$933	$4.39
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.58
AMG Managers Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,007	$4.50
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53
AMG Managers Short Duration Government Fund
Based on Actual Fund Return	0.79%	$1,000	$994	$3.97
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 365.
**	Commencement of operations was on January 2, 2015.

3

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG Chicago Equity Partners Balanced Fund (Investor Share Class) (the “Fund”) returned 2.2%, compared to the 1.1% return for its benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays U.S. Aggregate Bond Index. The Fund is managed to emphasize stock selection while also using our proprietary models to adjust size, style and allocation exposures. Our disciplined approach worked well during the year as we added value in stock selection and style tilt toward growth in the equity portfolio, as well as sector allocation toward higher-quality in fixed income. The Fund’s slight overweight position in equities had a neutral effect on relative performance for the year.

EQUITY

Stocks recovered in the fourth quarter, with the S&P 500 rising 7% to finish the year slightly positive at 1%. Small caps didn’t recover quite as much, with the Russell 2000® rising 4% in the quarter, finishing down (4.0)% for the year. Size favored large caps in the quarter and the year, with the Russell 1000® beating the Russell 2000® by 3% in the quarter and around 5% for the year. The style spread was wide in favor of growth for the year, with Russell 1000® Growth beating Russell 1000® Value by 9%, and Russell 2000® Growth beating Russell 2000® Value by 6%. Volatility, as measured by the VIX, initially decreased early in the quarter, but picked up in mid-December, only to retreat the last couple of weeks of the year to finish (18) close to where it started the year (19).

The end of zero-interest-rate policy, economic growth in U.S. and global and the drop in commodities were some of the major concerns for investors in 2015. After passing on a rate hike in the third quarter, the U.S. Federal Reserve (the Fed) finally raised rates in December, shifting the concern over the rate hike start date to how the Fed proceeds in 2016. The U.S. economy plugged along in 2015, the sixth year in a row with around 2% GDP growth, helped by continued improvement in the labor market. Commodities continued to decrease in the quarter, as global demand weakened among solid supply. Despite the backdrop of global weakness and flat U.S. equity returns, M&A set a record year with around $4.6 trillion worth of deals, breaking the 2007 record. Many of the deals occurred in the health care and technology sectors.

The equity portion of the Fund outperformed its benchmark for the year. Our focus on growth over value stocks in 2015 contributed to outperformance as growth stocks outperformed value by more than 900 basis points (“bps”) in the large-cap space and 600 bps in small caps. Our security selection model also added value, with positive performance in three of four factor groups and top-ranked stocks outperforming bottom-ranked counterparts across sectors.

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets and positive growth and momentum expectations, built through a disciplined, risk controlled process, has delivered consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

We expect equities to perform below long-term equity return averages in the near term. We expect low single digit earnings growth excluding energy to be the primary driver of equity returns. If the market enters a downturn (quality) phase, there is above average potential for multiple contractions and negative equity returns. In terms of alpha, we expect excess returns in line with or above our long-term average of 1% in either an expansion or downturn market phase.

There is somewhat greater risk to this forecast due to continuing global risks, a non-synchronous expansion regime for different global regions, and distortions from central bank accommodation in this environment and related currency movements.

FIXED INCOME

2015 was not a good year for the riskier sectors of the fixed-income markets. While the fourth quarter saw a respite from a 15-month period dominated by weakness in the performance of credit sectors, the combination of poor fundamentals and the anticipation of less accommodative central bank policy resulted in the second consecutive year of negative excess return for the U.S. corporate sector of the Barclays U.S. Aggregate Index relative to duration-equivalent Treasuries.

One area of the investment-grade market hit particularly hard was the BBB-rated industrial sector where several energy components lost over 10% of their market value in 2015 as a result of the significant declines in commodity prices throughout the year. Meanwhile, the high-yield sector of the bond market posted a negative excess return for the year of almost 6% versus U.S. Treasuries.

Spreads on investment-grade credit declined by four bps in the fourth quarter but were wider by 35 bps for the year. Longer-maturity, lower-quality spreads widened more significantly. Interest rates were generally higher in both the fourth quarter and for all of 2015, with the largest increases in shorter maturities. The “flattening” of the yield curve was mostly a function of the anticipation of the December increase in the federal funds overnight rate by the Federal Reserve Open Market Committee. Overall rate increases were modest.

The Barclays U.S. Aggregate Bond Index had a total return of (0.6)% for the fourth quarter and 0.6% for all of 2015. Although modest, the coupon income earned over the full year was enough to offset the year-over-year rate increases. The most significant drag on U.S. Aggregate total returns was the (0.7)% return of the corporate sector of the index. Corporates underperformed Treasuries for the year by 161 bps. The Barclays U.S. Aggregate Bond Index ended 2014 with a yield to maturity of 2.13% and 2015 with a yield of 2.47%.

4

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

The underperformance of the credit sectors of the benchmark benefited the fixed-income portion of the Fund in 2015. The Fund’s underweight to credit and emphasis on high quality was a strong positive for relative performance, while a yield disadvantage offset a portion of these gains. Our sector allocation research indicates continued difficulties for the credit-related sectors of the markets. We believe the Fund is well-positioned for an environment of higher volatility and risk avoidance. We continue to believe our positioning is prudent and in line with our stated objectives, and will benefit shareholders.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Chicago Equity Partners Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical

$10,000 investment made in the Fund’s Investor Class shares on December 31, 2005 to a $10,000 investment made in the benchmarks for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

5

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Chicago Equity Partners Balanced Fund, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2015.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Chicago Equity Partners Balanced Fund [2,3,4,5,6,7]
Investor Class	2.19%	8.96%	7.08%	7.85%	01/02/97
Service Class	2.29%	—	—	9.31%	11/30/12
Institutional Class	2.44%	9.24%	7.35%	8.25%	01/02/97
60% Russell 1000® Index8/40% Barclays U.S. Aggregate Bond Index[9]	1.11%	9.06%	6.87%	7.36%	01/02/97	†
Barclays U.S. Aggregate Bond Index[9]	0.55%	3.25%	4.51%	5.45%	01/02/97	†
Russell 1000® Index[8]	0.92%	12.44%	7.40%	7.68%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.
[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during the given periods.
[7]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[8]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.
[9]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. The Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Chicago Equity Partners Balanced Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG Chicago Equity Partners
Sector	Balanced Fund**
U.S. Government and Agency Obligations	32.9%
Information Technology	13.8%
Consumer Discretionary	10.5%
Financials	10.2%
Health Care	10.0%
Industrials	8.4%
Consumer Staples	5.7%
Energy	2.4%
Materials	2.1%
Utilities	1.7%
Telecommunication Services	1.1%
Other Assets and Liabilities	1.2%

**	As a percentage of net assets.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
Apple, Inc.*	2.5%
U.S. Treasury Notes, 2.500%, 05/15/24*	2.4
U.S. Treasury Notes, 0.750%, 03/31/18*	2.1
U.S. Treasury Notes, 2.25%, 11/15/24*	2.1
U.S. Treasury Notes, 1.375%, 08/31/20	2.1
U.S. Treasury Notes, 0.875%, 07/15/18	2.1
U.S. Treasury Bonds, 2.750%, 08/15/42*	2.1
U.S. Treasury Notes, 0.875%, 10/15/18	1.7
U.S. Treasury Notes, 1.625%, 07/31/20	1.4
FHLMC Gold Pool, 3.500%, 09/01/45	1.3
Top Ten as a Group	19.8%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—63.7%
Consumer Discretionary—10.5%
Abercrombie & Fitch Co., Class A	190	$5,130
Amazon.com, Inc.*	3,020	2,041,188
American Axle & Manufacturing Holdings, Inc.*	1,470	27,842
American Eagle Outfitters, Inc.[1]	1,800	27,900
Asbury Automotive Group, Inc.*	470	31,697
Bassett Furniture Industries, Inc.	200	5,016
Belmond, Ltd., Class A*	350	3,325
Big Lots, Inc.	3,760	144,910
Boyd Gaming Corp.*,1	1,435	28,513
Brunswick Corp.	120	6,061
Caleres, Inc.	150	4,023
Callaway Golf Co.	670	6,311
CBS Corp., Class B	4,060	191,348
Columbia Sportswear Co.	20	975
Comcast Corp., Class A	14,640	826,135
Cooper Tire & Rubber Co.	620	23,467
Cooper-Standard Holding, Inc.*	30	2,328
Cracker Barrel Old Country Store, Inc.[1]	20	2,537
Crown Media Holdings, Inc., Class A*	3,330	18,681
Darden Restaurants, Inc.	4,190	266,652
Dave & Buster’s Entertainment, Inc.*	960	40,070
Express, Inc.*	2,605	45,014
Foot Locker, Inc.	6,240	406,162
Francesca’s Holdings Corp.*	550	9,576
G-III Apparel Group, Ltd.*	430	19,032
The Goodyear Tire & Rubber Co.	19,100	623,997
Group 1 Automotive, Inc.	100	7,570
Hasbro, Inc.	3,420	230,371
The Home Depot, Inc.	10,765	1,423,671
Hooker Furniture Corp.	440	11,106
Hyatt Hotels Corp., Class A*	1,700	79,934
The Interpublic Group of Cos., Inc.	28,770	669,766
Isle of Capri Casinos, Inc.*	1,530	21,313
Jarden Corp.*	2,100	119,952
Johnson Controls, Inc.	9,240	364,888
KB Home	270	3,329
Lowe’s Cos., Inc.	4,160	316,326
The Madison Square Garden Co., Class A*	1,137	183,967
McDonald’s Corp.	7,860	928,580
MGM Resorts International*	10,530	239,242
MSG Networks, Inc., Class A*	340	7,072
Nautilus, Inc.*	860	14,379
Netflix, Inc.*	3,320	379,742
Newell Rubbermaid, Inc.	5,230	230,538

	Shares	Value
NIKE, Inc., Class B	12,380	$773,750
Norwegian Cruise Line Holdings, Ltd.*	3,470	203,342
Nutrisystem, Inc.	875	18,935
O’Reilly Automotive, Inc.*	4,460	1,130,253
Outerwall, Inc.[1]	415	15,164
Oxford Industries, Inc.	60	3,829
PetMed Express, Inc.	425	7,284
Pool Corp.	600	48,468
Reading International, Inc., Class A*	730	9,570
Ruth’s Hospitality Group, Inc.	715	11,383
Scholastic Corp.	660	25,450
ServiceMaster Global Holdings, Inc.*	11,050	433,602
Sinclair Broadcast Group, Inc., Class A1	430	13,992
Smith & Wesson Holding Corp.*	710	15,606
Sonic Automotive, Inc., Class A	500	11,380
Staples, Inc.	2,605	24,669
Starbucks Corp.	14,180	851,225
Starwood Hotels & Resorts Worldwide, Inc.	1,610	111,541
Target Corp.	10,335	750,424
Tempur Sealy International, Inc.*	720	50,731
Tenneco, Inc.*	230	10,559
Time Warner, Inc.	1,850	119,640
Ulta Salon Cosmetics & Fragrance, Inc.*	1,690	312,650
Vail Resorts, Inc.	150	19,198
The Walt Disney Co.	13,130	1,379,700
Wolverine World Wide, Inc.	305	5,097
World Wrestling Entertainment, Inc., Class A1	1,620	28,901
Total Consumer Discretionary		16,425,979
Consumer Staples—5.7%
Altria Group, Inc.	7,375	429,299
Brown-Forman Corp., Class B	2,180	216,430
Bunge, Ltd.	3,590	245,125
Cal-Maine Foods, Inc.[1]	100	4,634
Casey’s General Stores, Inc.	255	30,715
Central Garden and Pet Co., Class A*	555	7,548
The Clorox Co.	1,170	148,391
The Coca-Cola Co.	3,705	159,167
Coca-Cola Enterprises, Inc.	2,850	140,334
ConAgra Foods, Inc.	4,570	192,671
Constellation Brands, Inc., Class A	7,915	1,127,413
Costco Wholesale Corp.	200	32,300
Coty, Inc., Class A1	7,870	201,708
Dean Foods Co.[1]	3,480	59,682
Dr. Pepper Snapple Group, Inc.	8,190	763,308
Flowers Foods, Inc.	2,190	47,063
Fresh Del Monte Produce, Inc.	790	30,715

The accompanying notes are an integral part of these financial statements.

8

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Staples—5.7% (continued)
Hormel Foods Corp.	4,120	$325,810
Ingredion, Inc.	2,170	207,973
Kimberly-Clark Corp.	1,070	136,211
The Kroger Co.	19,270	806,064
Molson Coors Brewing Co., Class B	1,140	107,069
Mondelez International, Inc., Class A	5,500	246,620
National Beverage Corp.*	185	8,406
Natural Health Trends Corp.[1]	290	9,724
Omega Protein Corp.*	160	3,552
PepsiCo, Inc.	6,280	627,498
Philip Morris International, Inc.	6,970	612,733
Pilgrim’s Pride Corp.[1]	4,215	93,109
Post Holdings, Inc.*	25	1,542
The Procter & Gamble Co.	5,330	423,255
Reynolds American, Inc.	12,060	556,569
SpartanNash Co.	210	4,544
Universal Corp.[1]	130	7,290
USANA Health Sciences, Inc.*	70	8,942
Village Super Market, Inc., Class A	160	4,216
Walgreens Boots Alliance, Inc.	3,120	265,684
Wal-Mart Stores, Inc.	1,240	76,012
The WhiteWave Foods Co.*	13,430	522,561
Total Consumer Staples		8,891,887
Energy—2.4%
Alon USA Energy, Inc.[1]	1,300	19,292
Cabot Oil & Gas Corp.	8,020	141,874
Cameron International Corp.*	3,500	221,200
Chevron Corp.	7,265	653,559
ConocoPhillips	7,030	328,231
EOG Resources, Inc.	1,000	70,790
Exxon Mobil Corp.	10,755	838,352
Green Plains, Inc.	140	3,206
Hess Corp.	5,490	266,155
Matador Resources Co.*,1	115	2,274
Matrix Service Co.*	710	14,583
McDermott International, Inc.*	1,650	5,528
Murphy Oil Corp.	4,420	99,229
National Oilwell Varco, Inc.	1,420	47,556
Navios Maritime Acquisition Corp.	3,755	11,303
Noble Corp. PLC[1]	11,380	120,059
Nordic American Tankers, Ltd.[1]	260	4,040
Oasis Petroleum, Inc.*,1	1,230	9,065
PDC Energy, Inc.*	305	16,281
Phillips 66	2,645	216,361
QEP Resources, Inc.	10,120	135,608

	Shares	Value
RSP Permian, Inc.*	100	$2,439
Schlumberger, Ltd.	4,270	297,832
Ship Finance International, Ltd.	530	8,782
Teekay Tankers, Ltd., Class A	1,190	8,187
TETRA Technologies, Inc.*	70	526
Valero Energy Corp.	3,580	253,142
Western Refining, Inc.[1]	320	11,398
Total Energy		3,806,852
Financials—9.7%
Access National Corp.[1]	140	2,864
Allied World Assurance Co. Holdings AG	7,460	277,437
The Allstate Corp.	4,370	271,333
Ambac Financial Group, Inc.*	170	2,395
American International Group, Inc.	4,610	285,682
Annaly Capital Management, Inc.	4,900	45,962
ARMOUR Residential REIT, Inc.	1,180	25,677
Ashford Hospitality Trust, Inc.	2,110	13,314
Aspen Insurance Holdings, Ltd.	4,350	210,105
Associated Banc-Corp.	6,940	130,125
Assured Guaranty, Ltd.	8,670	229,148
Axis Capital Holdings, Ltd.	3,130	175,969
BancorpSouth, Inc.	620	14,874
Bank of America Corp.	37,180	625,739
The Bank of New York Mellon Corp.	7,690	316,982
BBCN Bancorp, Inc.	950	16,359
Beneficial Bancorp, Inc.*	2,160	28,771
Berkshire Hathaway, Inc., Class B*	1,560	205,982
Boston Properties, Inc.	1,000	127,540
Cardinal Financial Corp.	220	5,005
Cash America International, Inc.	450	13,478
Cathay General Bancorp	800	25,064
CBL & Associates Properties, Inc.	9,460	117,020
CBRE Group, Inc., Class A*	13,400	463,372
CenterState Banks, Inc.	750	11,738
Chemical Financial Corp.	110	3,770
The Chubb Corp.	2,600	344,864
Citigroup, Inc.	5,020	259,785
CME Group, Inc.	675	61,155
Comerica, Inc.	4,620	193,255
Commerce Bancshares, Inc.	3,118	132,640
CommunityOne Bancorp*	70	943
Cousins Properties, Inc.	580	5,469
Crown Castle International Corp.	5,450	471,153
CubeSmart	1,975	60,474
DCT Industrial Trust, Inc.	80	2,990
DiamondRock Hospitality Co.	530	5,114

The accompanying notes are an integral part of these financial statements.

9

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—9.7% (continued)
Eaton Vance Corp.[1]	6,450	$209,174
eHealth, Inc.*	560	5,589
Enterprise Financial Services Corp.	180	5,103
EPR Properties	425	24,841
Equity Lifestyle Properties, Inc.	4,690	312,682
Evercore Partners, Inc., Class A	760	41,093
Everest Re Group, Ltd.	515	94,291
Extra Space Storage, Inc.	4,810	424,290
FactSet Research Systems, Inc.	570	92,665
Federal Agricultural Mortgage Corp., Class C	30	947
First American Financial Corp.	145	5,206
First Defiance Financial Corp.	195	7,367
First Financial Bancorp	780	14,095
First Horizon National Corp.	14,670	213,008
First Industrial Realty Trust, Inc.	130	2,877
First NBC Bank Holding Co.*	40	1,496
First Niagara Financial Group, Inc.	7,270	78,880
Flagstar Bancorp, Inc.*	1,340	30,967
Fox Chase Bancorp, Inc.	80	1,623
Franklin Financial Network, Inc.*	140	4,393
Franklin Resources, Inc.	3,910	143,966
The Goldman Sachs Group, Inc.	1,290	232,497
Government Properties Income Trust[1]	690	10,950
Great Southern Bancorp, Inc.[1]	235	10,636
Great Western Bancorp, Inc.	810	23,506
Hallmark Financial Services, Inc.*	490	5,728
Heartland Financial USA, Inc.	265	8,310
Heritage Insurance Holdings, Inc.	90	1,964
Hersha Hospitality Trust	202	4,396
Highwoods Properties, Inc.	545	23,762
Infinity Property & Casualty Corp.	200	16,446
Interactive Brokers Group, Inc., Class A	3,960	172,656
Intercontinental Exchange, Inc.	330	84,566
INTL. FCStone, Inc.*	1,100	36,806
Investors Real Estate Trust	260	1,807
Iron Mountain, Inc.	2,110	56,991
iStar, Inc.*,1	900	10,557
Janus Capital Group, Inc.	270	3,804
Jones Lang LaSalle, Inc.	1,220	195,029
JPMorgan Chase & Co.	7,208	475,944
KeyCorp	11,060	145,881
Lamar Advertising Co., Class A	8,090	485,238
Lazard, Ltd., Class A	11,070	498,261
LendingTree, Inc.*	185	16,517
Mack-Cali Realty Corp.	1,050	24,518

	Shares	Value
MarketAxess Holdings, Inc.	150	$16,738
McGraw Hill Financial, Inc.	2,220	218,848
Mercantile Bank Corp.	160	3,926
MFA Financial, Inc.	7,470	49,302
MGIC Investment Corp.*,1	4,025	35,541
Morgan Stanley	7,810	248,436
MSCI, Inc.	8,270	596,515
Nasdaq, Inc.	3,810	221,628
New Residential Investment Corp.	400	4,864
NewStar Financial, Inc.*	450	4,041
Northern Trust Corp.	5,600	403,704
Old Second Bancorp, Inc.*	270	2,117
One Liberty Properties, Inc.	385	8,262
Pacific Continental Corp.	140	2,083
Piedmont Office Realty Trust, Inc., Class A	14,300	269,984
Pinnacle Financial Partners, Inc.	305	15,665
Post Properties, Inc.	2,280	134,885
Preferred Bank	320	10,566
PrivateBancorp, Inc.	870	35,687
The Progressive Corp.	9,140	290,652
PS Business Parks, Inc.	400	34,972
Public Storage	1,960	485,492
QCR Holdings, Inc.	240	5,830
RE/MAX Holdings, Inc., Class A	260	9,698
Regional Management Corp.*	210	3,249
RLI Corp.	60	3,705
The RMR Group, Inc., Class A*,1	81	1,167
Selective Insurance Group, Inc.	150	5,037
Senior Housing Properties Trust	8,740	129,702
ServisFirst Bancshares, Inc.	470	22,339
Signature Bank*	1,675	256,895
Simon Property Group, Inc.	1,850	359,714
Sovran Self Storage, Inc.	280	30,047
State Street Corp.	2,800	185,808
Suffolk Bancorp	90	2,552
Sunstone Hotel Investors, Inc.	827	10,329
SunTrust Banks, Inc.	5,655	242,260
SVB Financial Group*	980	116,522
Symetra Financial Corp.	160	5,083
Taubman Centers, Inc.	1,600	122,752
The Travelers Cos., Inc.	2,655	299,643
United Fire Group, Inc.	500	19,155
Universal Insurance Holdings, Inc.[1]	1,565	36,277
US Bancorp	4,235	180,707
Valley National Bancorp[1]	1,290	12,706
Walker & Dunlop, Inc.*	190	5,474

The accompanying notes are an integral part of these financial statements.

10

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—9.7% (continued)
Wells Fargo & Co.	8,660	$470,758
Western Alliance Bancorp*	1,490	53,431
WisdomTree Investments, Inc.[1]	1,720	26,970
Total Financials		15,156,588
Health Care—10.0%
Abbott Laboratories	8,690	390,268
AbbVie, Inc.	10,365	614,023
Aetna, Inc.	1,545	167,045
Albany Molecular Research, Inc.*,1	605	12,009
Allergan PLC*	3,090	965,625
AmerisourceBergen Corp.	6,480	672,041
Amgen, Inc.	8,930	1,449,607
AMN Healthcare Services, Inc.*	735	22,822
Amphastar Pharmaceuticals, Inc.*	1,360	19,353
AmSurg Corp.*	25	1,900
Anacor Pharmaceuticals, Inc.*	480	54,226
Anthem, Inc.	1,465	204,280
ARIAD Pharmaceuticals, Inc.*,1	4,490	28,063
Array BioPharma, Inc.*	3,405	14,369
Bio-Rad Laboratories, Inc., Class A*	340	47,144
Bruker Corp.*	4,850	117,710
Cambrex Corp.*	295	13,892
Cardinal Health, Inc.	820	73,201
Catalent, Inc.*	2,255	56,443
Centene Corp.*	7,850	516,609
Cepheid, Inc.*	430	15,708
Chemed Corp.[1]	230	34,454
Cigna Corp.	1,290	188,766
Corcept Therapeutics, Inc.*	640	3,187
Cross Country Healthcare, Inc.*	730	11,965
CryoLife, Inc.	290	3,126
DENTSPLY International, Inc.	3,650	222,102
Dyax Corp.*	670	25,205
Eagle Pharmaceuticals, Inc.*	150	13,300
Edwards Lifesciences Corp.*	7,420	586,032
Eli Lilly & Co.	8,570	722,108
Emergent BioSolutions, Inc.*	540	21,605
Endo International PLC*	3,100	189,782
Exelixis, Inc.*,1	3,090	17,428
Express Scripts Holding Co.*	2,500	218,525
Five Star Quality Care, Inc.*	790	2,512
Gilead Sciences, Inc.	12,255	1,240,083
Globus Medical, Inc., Class A*,1	200	5,564
Greatbatch, Inc.*	35	1,838
Halozyme Therapeutics, Inc.*	1,795	31,107

	Shares	Value
Health Net, Inc.*	5,000	$342,300
Hologic, Inc.*	5,020	194,224
ICU Medical, Inc.*	630	71,051
Illumina, Inc.*	2,930	562,399
INC Research Holdings, Inc., Class A*	280	13,583
Incyte Corp.*	4,780	518,391
Insys Therapeutics, Inc.*,1	525	15,031
Intuitive Surgical, Inc.*	640	349,542
Invacare Corp.	45	783
iRadimed Corp.*	120	3,364
Johnson & Johnson	6,535	671,275
Ligand Pharmaceuticals, Inc.*,1	475	51,500
Mallinckrodt PLC*	4,790	357,478
Masimo Corp.*	675	28,019
McKesson Corp.	230	45,363
Medtronic PLC	2,116	162,763
Merck & Co., Inc.	2,905	153,442
Merrimack Pharmaceuticals, Inc.*,1	2,705	21,370
Mettler-Toledo International, Inc.*	100	33,913
Molina Healthcare, Inc.*,1	770	46,300
Natus Medical, Inc.*	1,155	55,498
Neurocrine Biosciences, Inc.*	65	3,677
NuVasive, Inc.*	375	20,291
Orthofix International NV*	200	7,842
Owens & Minor, Inc.	70	2,519
Pacific Biosciences of California, Inc.*,1	1,430	18,776
Pfizer, Inc.	16,097	519,611
PharMerica Corp.*	80	2,800
PRA Health Sciences, Inc.*	490	22,182
Regeneron Pharmaceuticals, Inc.*	1,270	689,445
Repligen Corp.*	540	15,277
Sarepta Therapeutics, Inc.*,1	190	7,330
Sequenom, Inc.*	10,435	17,113
St. Jude Medical, Inc.	1,910	117,981
STAAR Surgical Co.*,1	210	1,499
STERIS PLC	360	27,122
Stryker Corp.	500	46,470
Sucampo Pharmaceuticals, Inc., Class A*	335	5,792
Synergy Pharmaceuticals, Inc.*	1,525	8,647
Teligent, Inc.*	2,690	23,941
Theravance, Inc.[1]	4,740	49,960
Triple-S Management Corp., Class B*	520	12,433
Ultragenyx Pharmaceutical, Inc.*	25	2,804
United Therapeutics Corp.*	770	120,590
UnitedHealth Group, Inc.	4,420	519,969
Universal Health Services, Inc., Class B	945	112,918

The accompanying notes are an integral part of these financial statements.

11

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care—10.0% (continued)
VCA, Inc.*	8,930	$491,150
Waters Corp.*	960	129,197
Zogenix, Inc.*,1	1,100	16,214
Total Health Care		15,706,166
Industrials—6.9%
A. O. Smith Corp.[1]	2,620	200,718
ACCO Brands Corp.*	955	6,809
Actuant Corp., Class A	80	1,917
Acuity Brands, Inc.	2,920	682,696
Aerojet Rocketdyne Holdings, Inc.*	630	9,866
Alaska Air Group, Inc.	2,160	173,902
AMERCO	1,200	467,400
American Woodmark Corp.*	230	18,395
Argan, Inc.	680	22,032
Atlas Air Worldwide Holdings, Inc.*	260	10,748
AZZ, Inc.	230	12,781
The Boeing Co.	5,850	845,852
Briggs & Stratton Corp.	320	5,536
The Brink’s Co.	200	5,772
C.H. Robinson Worldwide, Inc.	740	45,895
Caterpillar, Inc.	1,110	75,436
CBIZ, Inc.*	1,090	10,747
Cintas Corp.	6,680	608,214
Comfort Systems USA, Inc.	810	23,020
Deere & Co.[1]	1,280	97,626
Deluxe Corp.	645	35,178
Dover Corp.	4,210	258,115
Dycom Industries, Inc.*	465	32,531
EMCOR Group, Inc.	220	10,569
Emerson Electric Co.	1,600	76,528
Ennis, Inc.	500	9,625
Federal Signal Corp.	1,035	16,405
FreightCar America, Inc.	920	17,876
GATX Corp.	2,840	120,842
General Cable Corp.	2,445	32,836
General Dynamics Corp.	5,010	688,174
General Electric Co.	24,650	767,848
Global Brass & Copper Holdings, Inc.	1,700	36,210
The Greenbrier Cos., Inc.[1]	520	16,962
Hawaiian Holdings, Inc.*	830	29,324
HD Supply Holdings, Inc.*	12,830	385,285
Heidrick & Struggles International, Inc.	230	6,261
Hertz Global Holdings, Inc.*	14,210	202,208
Hillenbrand, Inc.	340	10,074

	Shares	Value
Honeywell International, Inc.	2,440	$252,711
Illinois Tool Works, Inc.	880	81,558
Insperity, Inc.	260	12,519
Interface, Inc.	1,435	27,466
JetBlue Airways Corp.*	12,725	288,221
John Bean Technologies Corp.	240	11,959
Joy Global, Inc.[1]	3,150	39,722
Kaman Corp.	140	5,713
KBR, Inc.	12,700	214,884
Kennametal, Inc.	5,030	96,576
Kforce, Inc.	635	16,053
Landstar System, Inc.	1,310	76,832
Lawson Products, Inc.*	1,030	24,050
Lincoln Electric Holdings, Inc.	1,050	54,484
LSI Industries, Inc.	110	1,341
Lydall, Inc.*	995	35,303
Masco Corp.	5,590	158,197
The Middleby Corp.*	910	98,162
Moog, Inc., Class A*	150	9,090
MRC Global, Inc.*	1,085	13,996
National Presto Industries, Inc.[1]	100	8,286
Northrop Grumman Corp.	1,900	358,739
PAM Transportation Services, Inc.*	310	8,553
Quanta Services, Inc.*	10,770	218,092
Rockwell Automation, Inc.	2,055	210,864
Roper Technologies, Inc.	670	127,159
SkyWest, Inc.	190	3,614
Snap-on, Inc.	2,660	456,004
Southwest Airlines Co.	7,110	306,157
Spirit AeroSystems Holdings, Inc., Class A*	7,330	367,013
Stanley Black & Decker, Inc.	670	71,509
Steelcase, Inc., Class A	960	14,304
Swift Transportation Co.*,1	275	3,800
Teledyne Technologies, Inc.*	60	5,322
TransDigm Group, Inc.*	2,980	680,781
TriMas Corp.*	260	4,849
Triumph Group, Inc.	4,800	190,800
TrueBlue, Inc.*	530	13,653
Universal Forest Products, Inc.	395	27,006
USA Truck, Inc.*	140	2,443
Virgin America, Inc.*,1	290	10,443
Wabash National Corp.*,1	3,245	38,388
Waste Management, Inc.	2,870	153,172
West Corp.	90	1,941

The accompanying notes are an integral part of these financial statements.

12

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials—6.9% (continued)
YRC Worldwide, Inc.*	100	$1,418
Total Industrials		10,881,360
Information Technology—13.8%
Accenture PLC, Class A	4,120	430,540
Activision Blizzard, Inc.	2,030	78,581
Advanced Energy Industries, Inc.*	320	9,034
Advanced Micro Devices, Inc.*	7,500	21,525
Alpha & Omega Semiconductor, Ltd.*	1,125	10,339
Alphabet, Inc., Class A*	720	560,167
Alphabet, Inc., Class C*	741	562,330
Apple, Inc.	37,685	3,966,723
Aspen Technology, Inc.*	850	32,096
Blackbaud, Inc.	70	4,610
Booz Allen Hamilton Holding Corp.	3,205	98,874
Broadcom Corp., Class A	2,570	148,597
Brocade Communications Systems, Inc.	4,210	38,648
CDK Global, Inc.	6,160	292,415
CDW Corp.	7,440	312,778
Cirrus Logic, Inc.*	350	10,336
Cisco Systems, Inc.	3,740	101,560
Citrix Systems, Inc.*	8,220	621,843
Cognizant Technology Solutions Corp., Class A*	2,585	155,152
Cohu, Inc.	1,030	12,432
Convergys Corp.	160	3,982
CoreLogic, Inc.*	8,910	301,693
Cray, Inc.*	890	28,881
CSG Systems International, Inc.	600	21,588
DST Systems, Inc.	640	72,998
EarthLink Holdings Corp.	790	5,870
Electronic Arts, Inc.*	5,625	386,550
ePlus, Inc.*	95	8,860
Euronet Worldwide, Inc.*	765	55,409
Facebook, Inc., Class A*	15,995	1,674,037
Fairchild Semiconductor International, Inc.*	220	4,556
FireEye, Inc.*,1	14,200	294,508
First Solar, Inc.*	3,210	211,828
Fleetmatics Group PLC*,1	360	18,284
Gigamon, Inc.*	725	19,263
Global Payments, Inc.	7,100	458,021
Globant, S.A.*	400	15,004
The Hackett Group, Inc.	1,120	17,998
Heartland Payment Systems, Inc.	160	15,171
Hewlett Packard Enterprise Co.	6,910	105,032
HP, Inc.	6,850	81,104
II-VI, Inc.*	760	14,106

	Shares	Value
Imperva, Inc.*	640	$40,518
Infinera Corp.*,1	345	6,251
Integrated Device Technology, Inc.*	1,735	45,717
InterDigital, Inc.	260	12,750
International Business Machines Corp.	870	119,729
Intuit, Inc.	900	86,850
IPG Photonics Corp.*,1	7,030	626,795
Ixia*	715	8,887
IXYS Corp.	660	8,336
j2 Global, Inc.	120	9,878
Jabil Circuit, Inc.	6,575	153,132
Juniper Networks, Inc.	30,060	829,656
KLA-Tencor Corp.	6,990	484,756
Lam Research Corp.	3,450	273,999
Leidos Holdings, Inc.	5,445	306,336
Littelfuse, Inc.	200	21,402
LogMeln, Inc.*	405	27,176
Manhattan Associates, Inc.*	950	62,862
Maxim Integrated Products, Inc.	8,160	310,080
Microsoft Corp.	30,255	1,678,547
Motorola Solutions, Inc.	4,670	319,662
Multi-Fineline Electronix, Inc.*	1,445	29,883
NeoPhotonics Corp.*	3,150	34,209
NETGEAR, Inc.*	440	18,440
NeuStar, Inc., Class A*,1	2,040	48,899
NIC, Inc.	330	6,494
Oclaro, Inc.*	1,400	4,872
OSI Systems, Inc.*	35	3,103
Palo Alto Networks, Inc.*	4,980	877,177
Paycom Software, Inc.*	1,120	42,146
Paylocity Holding Corp.*	540	21,897
Pegasystems, Inc.	85	2,338
RetailMeNot, Inc.*	210	2,083
RingCentral, Inc., Class A*	370	8,725
Sabre Corp.	10,280	287,532
Sanmina Corp.*	805	16,567
Seagate Technology PLC	1,610	59,023
ServiceNow, Inc.*	5,920	512,435
Silicon Laboratories, Inc.*	30	1,456
Stamps.com, Inc.*	185	20,278
SunPower Corp.*,1	2,990	89,730
Sykes Enterprises, Inc.*	320	9,850
SYNNEX Corp.	180	16,187
Tableau Software, Inc., Class A*	2,750	259,105
Take-Two Interactive Software, Inc.*	1,360	47,382
Tech Data Corp.*	395	26,220

The accompanying notes are an integral part of these financial statements.

13

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—13.8% (continued)
Tessera Technologies, Inc.	795	$23,858
Texas Instruments, Inc.	13,070	716,367
Total System Services, Inc.	3,940	196,212
Tyler Technologies, Inc.*	285	49,681
VeriSign, Inc.*,1	440	38,438
Visa, Inc., Class A	11,130	863,132
Web.com Group, Inc.*	430	8,604
Xerox Corp.	17,020	180,923
Xilinx, Inc.	10,720	503,518
Total Information Technology		21,743,406
Materials—2.1%
AEP Industries, Inc.*	205	15,816
Air Products & Chemicals, Inc.	1,580	205,574
Ashland, Inc.	1,810	185,887
Avery Dennison Corp.	2,230	139,732
Cabot Corp.	6,080	248,550
Celanese Corp., Series A	5,710	384,454
Chemtura Corp.*	1,965	53,586
Cliffs Natural Resources, Inc.*	5,290	8,358
Commercial Metals Co.	970	13,279
Crown Holdings, Inc.*	2,930	148,551
The Dow Chemical Co.	5,660	291,377
Greif, Inc., Class A	720	22,183
Innospec, Inc.	235	12,763
LyondellBasell Industries N.V., Class A	9,240	802,956
Newmont Mining Corp.	4,320	77,717
Rayonier Advanced Materials, Inc.	260	2,545
Ryerson Holding Corp.*,1	430	2,008
Schweitzer-Mauduit International, Inc.	35	1,470
Sealed Air Corp.	14,865	662,979
Stepan Co.	100	4,969
Trinseo, S.A.*	675	19,035
Total Materials		3,303,789
Telecommunication Services—1.1%
AT&T, Inc.	32,620	1,122,454
Atlantic Tele-Network, Inc.	30	2,347
CenturyLink, Inc.	7,830	197,003
FairPoint Communications, Inc.*,1	620	9,963
IDT Corp., Class B	655	7,637
Shenandoah Telecommunications Co.	500	21,525
Verizon Communications, Inc.	9,390	434,006
Total Telecommunication Services		1,794,935
Utilities—1.5%
American States Water Co.	615	25,799

	Shares	Value
American Water Works Co, Inc.	6,495	$388,076
Artesian Resources Corp., Class A	80	2,216
Atlantic Power Corp.	390	768
CenterPoint Energy, Inc.	21,885	401,809
Chesapeake Utilities Corp.	220	12,485
Cleco Corp.	90	4,699
IDACORP, Inc.	380	25,840
Middlesex Water Co.	235	6,237
New Jersey Resources Corp.	420	13,843
Ormat Technologies, Inc.	355	12,947
PPL Corp.	4,180	142,663
Public Service Enterprise Group, Inc.	6,010	232,527
Questar Corp.	25,900	504,532
Vectren Corp.	11,295	479,134
WGL Holdings, Inc.	440	27,716
Total Utilities		2,281,291
Total Common Stocks (cost $97,218,741)		99,992,253

	Principal Amount
Corporate Bonds and Notes—2.2%
Financials—0.5%
General Electric Capital Corp.,
2.900%, 01/09/17[1]	$80,000	81,345
MTN, 1.000%, 01/08/16	55,000	55,001
MTN, Series A, 6.750%, 03/15/32	35,000	45,805
US Bancorp, MTN, 2.200%, 04/25/19	135,000	136,052
Visa, Inc., Series, 2.200%, 12/14/20	175,000	174,796
Wells Fargo & Co.,
2.625%, 12/15/16	110,000	111,510
MTN, 1.400%, 09/08/17	265,000	264,763
Total Financials		869,272
Industrials—1.5%
The Boeing Co., 2.350%, 10/30/21	209,000	207,317
Burlington Northern Santa Fe LLC, 4.700%, 10/01/19	35,000	37,884
Caterpillar Financial Services Corp., MTN, 1.000%, 11/25/16	65,000	65,025
Colgate-Palmolive Co., MTN, 1.750%, 03/15/19	70,000	70,188
Exxon Mobil Corp., 0.921%, 03/15/17	85,000	84,917
Johnson & Johnson, 0.700%, 11/28/16	80,000	79,869
McDonald’s Corp., MTN, 6.300%, 10/15/37	130,000	152,977

The accompanying notes are an integral part of these financial statements.

14

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—1.5% (continued)
Medtronic, Inc., 0.875%, 02/27/17	$40,000	$39,865
PepsiCo, Inc.,
2.500%, 05/10/16	90,000	90,553
Series 1, 1.000%, 10/13/17	100,000	99,505
Pfizer, Inc., 6.200%, 03/15/19	85,000	95,667
Philip Morris International, Inc., 1.625%, 03/20/17[1]	350,000	352,133
Union Pacific Corp., 3.646%, 02/15/24	115,000	120,165
United Parcel Service, Inc., 6.200%, 01/15/38	170,000	218,483
Verizon Communications, Inc., 2.625%, 02/21/20	288,000	289,282
Wal-Mart Stores, Inc., 6.500%, 08/15/37	200,000	258,826
The Walt Disney Co., 1.350%, 08/16/16	75,000	75,210
Total Industrials		2,337,866
Utilities—0.2%
Consolidated Edison Co. of New York, Inc.,
Series 08-B, 6.750%, 04/01/38	95,000	122,694
Dominion Resources, Inc., 4.450%, 03/15/21	45,000	47,674
Georgia Power Co., 5.400%, 06/01/40	35,000	36,959
TransCanada PipeLines, Ltd., 3.800%, 10/01/20	90,000	91,898
Total Utilities		299,225
Total Corporate Bonds and Notes (cost $3,507,635)		3,506,363
U.S. Government and Agency Obligations—32.9%
Federal Home Loan Mortgage Corporation—7.9%
FHLMC,
0.875%, 02/22/17	340,000	339,880
1.375%, 05/01/20 [1]	140,000	137,926
FHLMC Gold Pool,
2.500%, 07/01/28 to 10/01/30	679,106	686,696
3.000%, 01/01/29 to 07/01/45	3,045,810	3,070,147
3.500%, 03/01/42 to 09/01/45	4,215,570	4,344,381
4.000%, 08/01/43 to 09/01/45	2,212,599	2,340,569
4.500%, 02/01/39 to 03/01/44	727,598	785,249
5.000%, 07/01/35 to 07/01/41	611,557	671,715
5.500%, 04/01/38 to 01/01/39	72,921	81,192
Total Federal Home Loan Mortgage Corporation		12,457,755
Federal National Mortgage Association—4.0%
FNMA,
0.875%, 12/20/17 to 05/21/18	530,000	525,985

	Principal Amount	Value
1.875%, 02/19/19	$355,000	$359,927
2.000%, 01/01/30	77,358	76,057
2.500%, 04/01/28	197,427	200,101
2.625%, 09/06/24	235,000	237,757
3.000%, 03/01/42 to 08/01/43	758,505	760,787
3.500%, 11/01/25 to 07/01/43	749,840	779,406
4.000%, 12/01/21 to 11/01/44	932,098	988,536
4.500%, 06/01/39 to 09/01/43	1,319,018	1,427,649
5.000%, 09/01/33 to 10/01/41	518,431	572,546
5.500%, 02/01/35 to 05/01/39	265,377	296,627
Total Federal National Mortgage Association		6,225,378
U.S. Treasury Obligations—21.0%
U.S. Treasury Bonds,
2.750%, 08/15/42	3,470,000	3,317,917
3.125%, 11/15/41	1,415,000	1,462,397
U.S. Treasury Notes,
0.625%, 12/15/16 to 02/15/17	2,120,000	2,115,964
0.750%, 12/31/17 to 03/31/18	4,915,000	4,874,976
0.875%, 07/15/18 to 10/15/18	6,070,000	6,010,517
1.375%, 05/31/20 to 08/31/20	4,725,000	4,652,098
1.625%, 07/31/20	2,260,000	2,249,405
1.875%, 11/30/21	815,000	811,753
2.250%, 11/15/24	3,360,000	3,358,817
2.500%, 05/15/24	3,635,000	3,714,941
3.125%, 05/15/21	445,000	473,360
Total U.S. Treasury Obligations		33,042,145
Total U.S. Government and Agency Obligations (cost $51,977,911)		51,725,278

The accompanying notes are an integral part of these financial statements.

15

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—3.5%
Repurchase Agreements—1.4%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $1,000,038 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 09/01/49,totaling $1,020,000)	$1,000,000	$1,000,000
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $1,000,039 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 01/21/16 - 02/01/49, totaling $1,020,000)	1,000,000	1,000,000
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $205,657 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 -12/20/65 totaling $209,762)	205,649	205,649
Total Repurchase Agreements		2,205,649

	Shares	Value
Other Investment Companies—2.1%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	3,212,096	$3,212,096
Total Short-Term Investments (cost $5,417,745)		5,417,745
Total Investments—102.3% (cost $158,122,032)		160,641,639
Other Assets, less Liabilities—(2.3)%		(3,658,616)
Net Assets—100.0%		$156,983,023

The accompanying notes are an integral part of these financial statements.

16

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG Chicago Equity Partners Small Cap Value (Service Share Class) (the “Fund”) returned (5.8)%, compared to the (7.5)% return for its benchmark, the Russell 2000® Value Index. The Fund is managed to emphasize stock selection while neutralizing size, style and sector exposure. Our disciplined approach worked well relative to the benchmark over the last twelve months as our top ranked stocks outperformed the lower ranked stocks.

MARKET ENVIRONMENT

Stocks recovered in the fourth quarter, with the Russell 2000® Value Index up 2.9% for the quarter, but returning (7.5)% for the year. Size favored large caps in the quarter and the year, with the Russell 1000® beating the Russell 2000® by 3% in the quarter and around 5% for the year. From a style perspective, growth outperformed value across the size spectrum both in the fourth quarter and for 2015. The style spread was wide in favor of growth for the year, with Russell 2000® Growth beating Russell 2000® Value by 6%, and Russell 1000® Growth beating Russell 1000® Value by 9%. Therefore, the market segment with lowest return was small-cap value.

PERFORMANCE REVIEW

After tracking the benchmark for the first half of 2015, the Fund recorded one of its best excess returns in the third quarter. We saw a typical reversal in performance with the beginning of the fourth quarter, but to a much lesser extent versus the prior quarter’s outperformance. Over the last year, the Momentum factors provided the best information across all sectors, and the Growth factors were strong in cyclicals and energy sectors. The Value and Quality factor groups were more muted and did not provide as much information. However, the Fund had positive security selection in seven of the ten sectors. As a result, the Fund outperformed its benchmark in 2015.

OUTLOOK

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets and positive growth and momentum expectations, built through a disciplined, risk controlled process has delivered consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

We expect equities to perform below long-term equity return averages in the near term. We expect low single digit earnings growth excluding energy to be the primary driver of equity returns. If the market enters a downturn (quality) phase, there is above-average potential for multiple contractions and negative equity returns. In terms of alpha, we expect the Fund to outperform in either an expansion or downturn market phase. There is somewhat greater risk to this forecast due to continuing global risks, a non-synchronous expansion regime for different global regions and distortions from central bank accommodation in this environment and related currency movements.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

17

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Chicago Equity Partners Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Service Class shares on December 31, 2014 to a $10,000 investment made in the benchmark for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Chicago Equity Partners Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended December 31, 2015.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Chicago Equity Partners Small Cap Value Fund [2,3,4,5,6]
Investor Class	(6.10)%	(6.10)%	12/31/14
Service Class	(5.77)%	(5.77)%	12/31/14
Institutional Class	(5.69)%	(5.69)%	12/31/14
Russell 2000® Value Index[7]	(7.47)%	(7.47)%	12/31/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings history and a reliance on one or a limited number of products. The stocks of small capitalization companies may experience greater price volatility than those of larger, more established companies.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.
[7]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

18

AMG Chicago Equity Partners Small Cap Value Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG Chicago Equity Partners Small Cap	Russell 2000®
Sector	Value Fund**	Value Index
Financials	43.8%	43.8%
Industrials	14.2%	11.6%
Information Technology	10.7%	10.8%
Utilities	7.4%	7.4%
Consumer Discretionary	7.4%	10.1%
Health Care	4.7%	4.6%
Energy	4.2%	4.4%
Consumer Staples	3.9%	3.3%
Materials	2.8%	3.1%
Telecommunication Services	0.6%	0.9%
Other Assets and Liabilities	0.3%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
PrivateBancorp, Inc.*	2.2%
PS Business Parks, Inc.	1.7
Flagstar Bancorp, Inc.	1.7
American States Water Co.	1.6
IDACORP, Inc.	1.6
ARMOUR Residential REIT, Inc.	1.6
Cathay General Bancorp	1.5
EPR Properties	1.5
Mack-Cali Realty Corp.	1.5
WGL Holdings, Inc.	1.5
Top Ten as a Group	16.4%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—99.7%
Consumer Discretionary—7.4%
Abercrombie & Fitch Co., Class A1	1,460	$39,420
American Eagle Outfitters, Inc.[1]	4,910	76,105
Bassett Furniture Industries, Inc.	1,480	37,118
Belmond, Ltd., Class A*	3,180	30,210
Caleres, Inc.	1,130	30,307
Callaway Golf Co.	4,810	45,310
Columbia Sportswear Co.	140	6,826
Cooper Tire & Rubber Co.	3,280	124,148
Cooper-Standard Holding, Inc.*	260	20,173
Crown Media Holdings, Inc., Class A*	7,615	42,720
Express, Inc.*	4,230	73,094
Group 1 Automotive, Inc.	745	56,396
Hooker Furniture Corp.	1,830	46,189
Isle of Capri Casinos, Inc.*	3,310	46,108
KB Home	2,130	26,263
Reading International, Inc., Class A*	1,800	23,598
Ruth’s Hospitality Group, Inc.	550	8,756
Scholastic Corp.	3,060	117,994
Sonic Automotive, Inc., Class A	3,730	84,895
Total Consumer Discretionary		935,630
Consumer Staples—3.9%
Central Garden and Pet Co., Class A*	2,140	29,104
Dean Foods Co.[1]	8,445	144,832
Fresh Del Monte Produce, Inc.	4,085	158,825
Ingles Markets, Inc., Class A	10	441
Omega Protein Corp.*	1,090	24,198
Post Holdings, Inc.*	230	14,191
SpartanNash Co.	1,630	35,273
Universal Corp.	920	51,594
Village Super Market, Inc., Class A	1,220	32,147
Total Consumer Staples		490,605
Energy—4.2%
Alon USA Energy, Inc.	4,510	66,928
Green Plains, Inc.	1,080	24,732
Matrix Service Co.*	4,160	85,446
McDermott International, Inc.*	12,560	42,076
Navios Maritime Acquisition Corp.	22,100	66,521
Nordic American Tankers, Ltd.[1]	1,750	27,195
Oasis Petroleum, Inc.*,1	4,390	32,354
PDC Energy, Inc.*	2,050	109,429
RSP Permian, Inc.*	810	19,756
Teekay Tankers, Ltd., Class A	9,060	62,333

	Shares	Value
TETRA Technologies, Inc.*	560	$4,211
Triangle Petroleum Corp.*	70	54
Total Energy		541,035
Financials—43.8%
Access National Corp.	1,060	21,688
Ambac Financial Group, Inc.*	1,340	18,881
ARMOUR Residential REIT, Inc.	9,185	199,866
Ashford Hospitality Trust, Inc.	16,440	103,736
BancorpSouth, Inc.	4,820	115,632
BBCN Bancorp, Inc.	7,405	127,514
Beneficial Bancorp, Inc.*	13,860	184,615
Cardinal Financial Corp.	1,560	35,490
Cash America International, Inc.	3,510	105,124
Cathay General Bancorp	6,240	195,499
CenterState Banks, Inc.	5,790	90,613
Chemical Financial Corp.	950	32,556
CommunityOne Bancorp*	500	6,735
Cousins Properties, Inc.	4,490	42,341
CubeSmart	5,070	155,243
DCT Industrial Trust, Inc.	480	17,938
DiamondRock Hospitality Co.	3,790	36,574
Enterprise Financial Services Corp.	1,410	39,974
EPR Properties	3,275	191,424
Federal Agricultural Mortgage Corp., Class C	230	7,261
First American Financial Corp.	1,120	40,208
First Defiance Financial Corp.	1,550	58,559
First Financial Bancorp	6,070	109,685
First Industrial Realty Trust, Inc.	960	21,245
First NBC Bank Holding Co.*	410	15,330
Flagstar Bancorp, Inc.*	9,300	214,923
Fox Chase Bancorp, Inc.	540	10,957
Franklin Financial Network, Inc.*	1,080	33,890
Government Properties Income Trust[1]	5,250	83,318
Great Southern Bancorp, Inc.	1,840	83,278
Great Western Bancorp, Inc.	6,230	180,795
Hallmark Financial Services, Inc.*	1,080	12,625
Heartland Financial USA, Inc.	2,080	65,229
Heritage Insurance Holdings, Inc.	700	15,274
Hersha Hospitality Trust	1,591	34,620
Highwoods Properties, Inc.	4,250	185,300
Infinity Property & Casualty Corp.	1,520	124,990
INTL. FCStone, Inc.*	4,500	150,570
Investors Real Estate Trust	1,850	12,858
iStar, Inc.*	6,910	81,054

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—43.8% (continued)
Janus Capital Group, Inc.	2,140	$30,153
Mack-Cali Realty Corp.	8,150	190,302
Mercantile Bank Corp.	1,230	30,184
MGIC Investment Corp.*,1	17,900	158,057
New Residential Investment Corp.	3,115	37,878
NewStar Financial, Inc.*	1,150	10,327
Old Second Bancorp, Inc.*	2,090	16,386
One Liberty Properties, Inc.	1,440	30,902
Pacific Continental Corp.	1,080	16,070
Pinnacle Financial Partners, Inc.	2,400	123,264
Preferred Bank	2,480	81,890
PrivateBancorp, Inc.	6,770	277,705
PS Business Parks, Inc.	2,485	217,264
RE/MAX Holdings, Inc., Class A	1,910	71,243
Regional Management Corp.*	1,620	25,061
RLI Corp.	430	26,552
The RMR Group, Inc., Class A*,1	57	817
Selective Insurance Group, Inc.	1,160	38,953
ServisFirst Bancshares, Inc.	3,570	169,682
Suffolk Bancorp	710	20,128
Sunstone Hotel Investors, Inc.	6,390	79,811
Symetra Financial Corp.	1,230	39,077
United Fire Group, Inc.	3,910	149,792
Universal Insurance Holdings, Inc.	7,240	167,823
Valley National Bancorp	9,590	94,462
Walker & Dunlop, Inc.*	1,400	40,334
Western Alliance Bancorp*	4,410	158,143
Total Financials		5,565,672
Health Care—4.7%
AmSurg Corp.*	240	18,240
Anacor Pharmaceuticals, Inc.*	475	53,661
Cross Country Healthcare, Inc.*	1,410	23,110
CryoLife, Inc.	2,290	24,686
Five Star Quality Care, Inc.*	6,210	19,748
Greatbatch, Inc.*	260	13,650
ICU Medical, Inc.*	970	109,397
Invacare Corp.	340	5,913
Merrimack Pharmaceuticals, Inc.*	4,625	36,538
Orthofix International NV*	1,500	58,815
Owens & Minor, Inc.	720	25,906
PharMerica Corp.*	630	22,050
Theravance, Inc.[1]	8,360	88,114
Triple-S Management Corp., Class B*	3,900	93,249
Total Health Care		593,077

	Shares	Value
Industrials—14.2%
ACCO Brands Corp.*	7,420	$52,905
Actuant Corp., Class A	730	17,491
Aerojet Rocketdyne Holdings, Inc.*	1,210	18,949
ArcBest Corp.	10	214
Argan, Inc.	2,660	86,184
Atlas Air Worldwide Holdings, Inc.*	2,010	83,093
Briggs & Stratton Corp.	2,450	42,385
CBIZ, Inc.*	8,350	82,331
Deluxe Corp.	2,430	132,532
Dycom Industries, Inc.*	340	23,786
EMCOR Group, Inc.	1,740	83,590
Ennis, Inc.	3,880	74,690
Federal Signal Corp.	7,800	123,630
FreightCar America, Inc.	3,570	69,365
Global Brass & Copper Holdings, Inc.	4,110	87,543
Heidrick & Struggles International, Inc.	1,800	48,996
Kaman Corp.	1,030	42,034
Lawson Products, Inc.*	1,160	27,086
LSI Industries, Inc.	980	11,946
Lydall, Inc.*	3,620	128,438
Moog, Inc., Class A*	1,170	70,902
MRC Global, Inc.*	8,200	105,780
National Presto Industries, Inc.	760	62,974
PAM Transportation Services, Inc.*	1,415	39,040
SkyWest, Inc.	1,520	28,910
Teledyne Technologies, Inc.*	440	39,028
TriMas Corp.*	1,940	36,181
Universal Forest Products, Inc.	2,245	153,491
West Corp.	740	15,962
YRC Worldwide, Inc.*	930	13,187
Total Industrials		1,802,643
Information Technology—10.7%
Advanced Energy Industries, Inc.*	1,740	49,120
Advanced Micro Devices, Inc.*	18,390	52,779
Alpha & Omega Semiconductor, Ltd.*	3,360	30,878
Cohu, Inc.	4,960	59,867
Comtech Telecommunications Corp.	10	201
Convergys Corp.	1,240	30,864
CSG Systems International, Inc.	420	15,112
ePlus, Inc.*	710	66,215
Fairchild Semiconductor International, Inc.*	1,565	32,411
II-VI, Inc.*	1,930	35,821
IXYS Corp.	2,120	26,776
Multi-Fineline Electronix, Inc.*	6,890	142,485

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—10.7% (continued)
NeoPhotonics Corp.*	5,550	$60,273
NETGEAR, Inc.*	2,030	85,077
NeuStar, Inc., Class A*,1	5,530	132,554
Oclaro, Inc.*	9,950	34,626
OSI Systems, Inc.*	160	14,186
RetailMeNot, Inc.*	1,470	14,582
Sanmina Corp.*	4,175	85,922
Sykes Enterprises, Inc.*	2,490	76,642
SYNNEX Corp.	720	64,750
Take-Two Interactive Software, Inc.*	2,990	104,172
Tech Data Corp.*	1,750	116,165
Tessera Technologies, Inc.	1,125	33,761
Total Information Technology		1,365,239
Materials—2.8%
Commercial Metals Co.	7,255	99,321
Greif, Inc., Class A	2,740	84,419
Innospec, Inc.	1,790	97,215
Rayonier Advanced Materials, Inc.	1,610	15,762
Ryerson Holding Corp.*	3,090	14,430
Schweitzer-Mauduit International, Inc.	280	11,757
Stepan Co.	695	34,535
Total Materials		357,439
Telecommunication Services—0.6%
Atlantic Tele-Network, Inc.	270	21,122
IDT Corp., Class B	2,420	28,217
Shenandoah Telecommunications Co.	780	33,579
Total Telecommunication Services		82,918
Utilities—7.4%
American States Water Co.	4,780	200,521
Artesian Resources Corp., Class A	610	16,897
Atlantic Power Corp.	2,990	5,890
Chesapeake Utilities Corp.	1,660	94,205

	Shares	Value
Cleco Corp.	820	$42,812
IDACORP, Inc.	2,940	199,920
Middlesex Water Co.	1,670	44,322
New Jersey Resources Corp.	3,370	111,075
Ormat Technologies, Inc.	920	33,552
WGL Holdings, Inc.	2,990	188,340
Total Utilities		937,534
Total Common Stocks (cost $12,865,125)		12,671,792

	Principal Amount
Short-Term Investments—4.4%
Repurchase Agreements—3.4%[2]
HSBC Securities USA Inc., dated 12/31/15, due 01/04/16, 0.290%, total to be received $65,726 (collateralized by a U.S. Government Agency Obligation, 3.000%, 11/15/44,totaling $67,039)	$65,724	65,724
RBC Capital Markets LLC, dated 12/31/15, due 01/04/16, 0.280%, total to be received $372,446 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.000%, 04/20/25 - 03/20/65,totaling $379,883)	372,434	372,434
Total Repurchase Agreements		438,158

	Shares
Other Investment Companies—1.0%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	126,146	126,146
Total Short-Term Investments (cost $564,304)		564,304
Total Investments—104.1% (cost $13,429,429)		13,236,096
Other Assets, less Liabilities—(4.1)%		(525,912)
Net Assets—100.0%		$12,710,184

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

The AMG Managers High Yield Fund (Investor Class Shares) (the “Fund”) returned (4.8)% for the year ended December 31, 2015, compared with (4.5)% for the Barclays U.S. Corporate High Yield Bond Index (the Index).

MARKET RECAP

Sentiment within high yield eroded in 2015 on continued global growth uncertainty, geopolitical turmoil, further declines in energy and commodity-related prices and deteriorating technicals. The result of this challenging year was a (4.6)% annual return (as measured by the BAML US High Yield Master II Constrained Index) for high yield, which lagged five-year Treasuries (GA05), +1.5%; Emerging Markets (EMCB), 1.1%; U.S. Aggregate (D0A0), 0.6%; and high-grade credit (C0A0), (0.6)%. Negative returns for high yield were posted in six of the last seven months of the year and the annual return for 2015 was the first negative occurrence in a non-recessionary period. High yield spreads widened a dramatic 193 basis points (bps) for the 12-month period, closing the year at 697 bps. For the same period, yields rose from 6.65% at December 31, 2014, to 8.77%.

Higher quality outperformed dramatically as double-Bs returned (1.2)%, besting single-Bs, (4.7)%, and CCCs, (15.8)%, for the year. Not surprisingly, energy (23.6%) and metals and mining (26.2%) were the worst sector performers, while consumer goods (6.4%) and banking (5.6%) were top sector performers. Big and liquid names (as measured by the Barclays Very Liquid Index) underperformed for the year, posting a return of (5.3)%, trailing the broader high yield market by 65 bps.

2015 new high yield issuance totaled $293 billion, 18% below last year’s issuance tally. Issuers were of better quality overall but acquisition and general corporate purpose use of proceeds increased significantly versus previous years and were more than 50% of new issuance in 2015. With periods of market volatility and declining risk appetites, technicals were challenging and full-year outflows for U.S. high yield mutual funds totaled $13.4 billion.

The default rate moved lower over the year to 1.82% as Caesars Entertainment dropped from the trailing 12-month par-weighted rate. Excluding energy and metals and mining, the default rate dropped further to 0.30% but will likely increase in 2016, largely driven by commodity-related issuers.

PERFORMANCE AND POSITIONING

The Fund slightly underperformed the Index for the year due to security selection in the independent energy, telecommunications and retailers sectors. Specifically, relative weightings in Sprint Corporation, Claire’s Stores, Legacy Reserves/ Finance and Breitburn Energy Partners hindered results for the year. Alternatively, relative contributions from security selection in the metals and mining, oil field services and consumer products sectors enhanced performance in 2015. The largest contributors came from relative weightings in HCA, First Data Corporation, Reichhold and Caesars Entertainment Corporation.

Compared to the Index at year end, the Fund was overweight in technology, consumer products and gaming due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking/financials, metals and mining and home construction because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations. Relative to the Index at year end, the Fund’s spread and yield are lower and the duration of the Fund remains slightly shorter than that of the Index.

MARKET OUTLOOK

The impact on global growth from the slowdown in China, coupled with commodity-induced weakness, has increased global recessionary risks. Despite these headwinds, we expect the majority of high yield issuers to maintain solid fundamentals with reasonable growth in revenues and cash flows. We believe broader market high yield spreads are very attractive and overly discount recessionary risks in the developed markets. We expect defaults to increase to 2.5-3.5% in 2016 driven largely by commodity-related issuers. Commodity-related security prices have moved aggressively lower to reflect the reality of current energy prices for a longer period of time. For the vast majority of the high yield market, the decline in oil is a benefit to either end-demand or cost inputs and should be supportive of fundamentals. However, weak technicals and increased economic uncertainty have contributed to broadening performance pressure away from the energy and commodity-related sectors. New issue activity has slowed due to broader market volatility and commodity markets pressure. Acquisition and general corporate purposes use of proceeds are now more than 50% of new issue volume. As central bank policies develop and if global growth concerns continue, we expect episodes of volatility to persist while dispersion of returns among individual issuers, industry sectors and rating buckets will increase. Spread and performance volatility may also continue around technical pressures resulting from retail fund flows. We believe our current Fund portfolio positioning and our fundamental research, bottom-up-oriented style should allow us to take advantage of market opportunities.

This commentary reflects the viewpoints of the Fund’s subadvisor, JP Morgan Asset Management as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

AMG Managers High Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers High Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares on December 31, 2005 to a $10,000 investment made in the Barclays U.S. Corporate High Yield Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers High Yield Fund and the Barclays U.S. Corporate High Yield Bond Index for the same time periods ended December 31, 2015.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers High Yield Fund [2,3,4,5,6,7]
Investor Class	(4.77)%	4.42%	5.66%
Institutional Class	(4.56)%	4.67%	5.95%
Barclays U.S. Corporate High Yield Bond Index[8]	(4.47)%	5.04%	6.96%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	The Fund holds securities in which the issuer of the security may default or otherwise be unable to honor a financial obligation. The Fund holds securities rated below investment grade that are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[5]	A short term redemption fee of 2% will be charged on shares held for less than 90 days.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[7]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[8]	The Barclays U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.). Unlike the Fund, the Barclays U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers High Yield Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG Managers
Sector	High Yield Fund**
Industrials	85.4%
Financials	6.3%
Floating Rate Senior Loan Interests	4.3%
Utilities	1.1%
Other Assets and Liabilities	2.9%

** As a percentage of net assets.

AMG Managers
Rating	High Yield Fund***
Baa	3.5%
Ba	34.3%
B	46.4%
Caa & lower	11.0%
N/R	4.8%

***	As a percentage of market value of preferred and fixed-income securities.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
HCA, Inc., 7.500%, 02/15/22*	1.6%
First Data Corp., 5.750%, 01/15/24	1.5
Sprint Corp., 7.875%, 09/15/23*	1.4
Sprint Capital Corp., 8.750%, 03/15/32*	1.1
Caesars Entertainment Operating Co., Inc., 9.000%, 02/15/20*	1.1
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22*	1.1
Intelsat Jackson Holdings SA, 7.250%, 10/15/20*	1.1
HCA, Inc., 5.375%, 02/01/25*	1.0
Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21*	1.0
Serta Simmons Bedding LLC, 8.125%, 10/01/20	0.8

Top Ten as a Group	11.7%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Corporate Bonds and Notes—92.5%
Financials—6.3%
Ally Financial, Inc.,
3.500%, 01/27/19	$75,000	$74,156
4.625%, 05/19/22	80,000	80,600
4.625%, 03/30/25[1]	135,000	133,650
5.125%, 09/30/24	35,000	35,962
5.750%, 11/20/25	40,000	40,600
Bank of America Corp., Series K, 8.000%, 07/29/49[4,5]	165,000	168,094
Chinos Intermediate Holdings A, Inc., (7.750% Cash or 8.500% PIK), 7.750%, 05/01/19 (a)[6]	60,000	15,300
CIT Group, Inc.,
3.875%, 02/19/19	100,000	99,750
5.500%, 02/15/19 (a)	120,000	125,700
Cogent Communications Finance, Inc., 5.625%, 04/15/21 (a)	90,000	83,925
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	100,000	85,000
Corrections Corp. of America,
4.125%, 04/01/20	50,000	49,750
4.625%, 05/01/23	110,000	106,700
5.000%, 10/15/22	25,000	25,000
Equinix, Inc.,
5.375%, 01/01/22	25,000	25,750
5.750%, 01/01/25	20,000	20,550
5.875%, 01/15/26	25,000	25,812
General Motors Financial Co., Inc.,
3.450%, 04/10/22	5,000	4,803
4.250%, 05/15/23	30,000	29,721
International Lease Finance Corp.,
4.625%, 04/15/21	25,000	25,688
5.875%, 04/01/19	185,000	196,562
6.250%, 05/15/19	40,000	42,950
Interval Acquisition Corp., 5.625%, 04/15/23 (a)	65,000	64,838
Newfield Exploration Co., 5.750%, 01/30/22	35,000	31,150
Serta Simmons Bedding LLC, 8.125%, 10/01/20 (a)	235,000	246,750
Vanguard Natural Resources LLC / VNR Finance Corp., 7.875%, 04/01/20	50,000	13,500
Total Financials		1,852,261
Industrials—85.1%
1011778 BC ULC / New Red Finance, Inc., 6.000%, 04/01/22 (a)	70,000	72,275
21st Century Oncology, Inc., 11.000%, 05/01/23 (a)	65,000	50,375
ACCO Brands Corp., 6.750%, 04/30/20	110,000	113,850
ACI Worldwide, Inc., 6.375%, 08/15/20 (a)	50,000	51,687

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
The ADT Corp.,
3.500%, 07/15/22	$95,000	$85,500
6.250%, 10/15/21[1]	10,000	10,495
AECOM,
5.750%, 10/15/22	20,000	20,675
5.875%, 10/15/24	25,000	25,594
Aerojet Rocketdyne Holdings, Inc., 7.125%, 03/15/21	125,000	130,625
Air Medical Merger Sub Corp., 6.375%, 05/15/23 (a)	70,000	62,650
Aircastle, Ltd., 5.125%, 03/15/21	20,000	20,600
Alere, Inc.,
6.375%, 07/01/23 (a)[1]	30,000	28,125
6.500%, 06/15/20	20,000	19,300
Allegion PLC, 5.875%, 09/15/23	15,000	15,338
Allegion US Holding Co., Inc., 5.750%, 10/01/21	30,000	30,525
Altice Luxembourg, S.A., 7.750%, 05/15/22 (a)	200,000	181,000
AMC Entertainment, Inc., 5.750%, 06/15/25	85,000	85,637
American Axle & Manufacturing, Inc.,
6.250%, 03/15/21	25,000	25,969
6.625%, 10/15/22	55,000	57,750
American Energy-Permian Basin LLC / AEPB Finance Corp.,
7.125%, 11/01/20 (a)	20,000	7,625
7.375%, 11/01/21 (a)	40,000	15,800
8.000%, 06/15/20 (a)	35,000	26,075
Amkor Technology, Inc.,
6.375%, 10/01/22[1]	125,000	122,031
6.625%, 06/01/21	60,000	59,775
Anixter, Inc., 5.500%, 03/01/23 (a)	80,000	80,600
Antero Resources Corp.,
5.125%, 12/01/22	20,000	15,300
5.375%, 11/01/21	40,000	32,200
6.000%, 12/01/20	15,000	12,600
Apex Tool Group LLC, 7.000%, 02/01/21 (a)	25,000	19,375
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (a)	200,000	206,500
Argos Merger Sub, Inc., 7.125%, 03/15/23 (a)	175,000	173,950
Ashland, Inc., 4.750%, 08/15/22 (b)	195,000	190,369
Ashtead Capital, Inc., 6.500%, 07/15/22 (a)	35,000	36,662
Aspect Software, Inc., 10.625%, 05/15/17[7]	80,000	62,800
Associated Materials LLC / AMH New Finance, Inc., 9.125%, 11/01/17	40,000	27,800
Atwood Oceanics, Inc., 6.500%, 02/01/20	75,000	40,500

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Audatex North America, Inc., 6.000%, 06/15/21 (a)	$150,000	$151,688
Avaya, Inc., 7.000%, 04/01/19 (a)	115,000	85,675
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
5.125%, 06/01/22 (a)	10,000	9,912
5.500%, 04/01/23[1]	95,000	95,594
B&G Foods, Inc., 4.625%, 06/01/21	55,000	54,656
Belden, Inc., 5.500%, 09/01/22 (a)	85,000	82,238
Berry Petroleum Co. LLC, 6.375%, 09/15/22	20,000	4,950
Berry Plastics Corp., 6.000%, 10/15/22 (a)	20,000	20,450
Blackboard, Inc., 7.750%, 11/15/19 (a)	75,000	65,250
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 (a)	75,000	52,125
Bombardier, Inc.,
7.500%, 03/15/25 (a)	105,000	74,025
7.750%, 03/15/20 (a)	40,000	32,500
BreitBurn Energy Partners, L.P. / BreitBurn Finance Corp.,
7.875%, 04/15/22	40,000	7,400
8.625%, 10/15/20	70,000	14,350
Bumble Bee Holding, Inc., 9.000%, 12/15/17 (a)	110,000	111,650
Caesars Entertainment Operating Co., Inc.,
8.500%, 02/15/20[1,8]	125,000	95,625
9.000%, 02/15/20[8]	490,000	374,727
11.250%, 06/01/17[8]	115,000	86,825
California Resources Corp.,
6.000%, 11/15/24	20,000	6,150
8.000%, 12/15/22 (a)	52,000	27,495
Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	20,000	16,300
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.125%, 05/01/23 (a)	115,000	115,288
5.375%, 05/01/25 (a)[1]	120,000	119,700
6.625%, 01/31/22	65,000	68,656
CCOH Safari LLC, 5.750%, 02/15/26 (a)	130,000	130,650
Central Garden & Pet Co., 6.125%, 11/15/23	40,000	40,600
CenturyLink, Inc.,
Series T, 5.800%, 03/15/22	60,000	55,215
Series W, 6.750%, 12/01/23	215,000	202,369
The Chemours Co.,
6.625%, 05/15/23 (a)[1]	65,000	45,825
7.000%, 05/15/25 (a)	20,000	13,700
Chesapeake Energy Corp.,
3.571%, 04/15/19 (01/15/16)[9]	15,000	4,238

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Chesapeake Energy Corp.,
8.000%, 12/15/22 (a)[1]	$102,000	$50,490
Cinemark USA, Inc.,
4.875%, 06/01/23	25,000	24,469
7.375%, 06/15/21	80,000	84,500
Claire’s Stores, Inc.,
8.875%, 03/15/19	70,000	16,800
9.000%, 03/15/19 (a)	145,000	88,450
Clean Harbors, Inc., 5.250%, 08/01/20	85,000	87,125
Clear Channel Worldwide Holdings, Inc.,
6.500%, 11/15/22	85,000	82,344
Series A, 7.625%, 03/15/20	55,000	50,256
Series B, 6.500%, 11/15/22	325,000	318,094
Series B, 7.625%, 03/15/20	155,000	143,762
CNH Industrial Capital LLC,
3.625%, 04/15/18	30,000	29,685
4.375%, 11/06/20	35,000	33,075
Cogent Communications Group, Inc., 5.375%, 03/01/22 (a)	70,000	68,425
CommScope Technologies Finance LLC, 6.000%, 06/15/25 (a)	75,000	72,375
CommScope, Inc.,
5.000%, 06/15/21 (a)	30,000	28,875
5.500%, 06/15/24 (a)	35,000	33,381
Comstock Resources, Inc., 10.000%, 03/15/20 (a)[1]	80,000	37,200
Concho Resources, Inc., 5.500%, 04/01/23	5,000	4,650
CONSOL Energy, Inc., 5.875%, 04/15/22[1]	30,000	18,750
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.,
6.125%, 03/01/22	10,000	7,000
6.250%, 04/01/23 (a)	35,000	24,588
CSI Compressco L.P. / Compressco Finance, Inc., 7.250%, 08/15/22	20,000	14,900
Dana Holding Corp.,
5.375%, 09/15/21	25,000	24,906
5.500%, 12/15/24	55,000	53,625
6.000%, 09/15/23	60,000	60,450
6.750%, 02/15/21	25,000	25,781
DaVita HealthCare Partners, Inc., 5.000%, 05/01/25	70,000	67,725
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20 (a)	100,000	105,000
Denbury Resources, Inc.,
4.625%, 07/15/23	55,000	17,978
5.500%, 05/01/22	95,000	32,013

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
DISH DBS Corp.,
5.000%, 03/15/23	$175,000	$152,250
5.875%, 07/15/22	205,000	191,675
5.875%, 11/15/24	80,000	71,400
6.750%, 06/01/21	175,000	176,750
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 06/15/21 (a)	155,000	137,950
DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (a)	109,000	107,910
Energizer Holdings, Inc., 5.500%, 06/15/25 (a)	75,000	70,688
Entegris, Inc., 6.000%, 04/01/22 (a)	65,000	66,056
EP Energy LLC / Everest Acquisition Finance, Inc.,
7.750%, 09/01/22	65,000	33,475
9.375%, 05/01/20	170,000	109,225
EV Energy Partners, L.P. / EV Energy Finance Corp., 8.000%, 04/15/19	90,000	45,450
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 05/01/20	110,000	79,750
First Data Corp.,
5.750%, 01/15/24 (a)	440,000	434,500
7.000%, 12/01/23 (a)	90,000	90,225
8.750%, 01/15/22 (a)	118,000	123,440
Frontier Communications Corp.,
6.250%, 09/15/21	20,000	17,050
6.875%, 01/15/25	35,000	28,962
10.500%, 09/15/22 (a)	70,000	69,912
11.000%, 09/15/25 (a)	185,000	183,612
Gardner Denver, Inc., 6.875%, 08/15/21 (a)	40,000	30,800
GCI, Inc., 6.750%, 06/01/21	90,000	91,800
General Cable Corp., 5.750%, 10/01/22 (b)	95,000	73,625
General Motors Co., 4.875%, 10/02/23	140,000	143,872
The Geo Group, Inc., 5.875%, 01/15/22	135,000	133,650
The Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	35,000	36,050
6.500%, 03/01/21	40,000	42,200
8.750%, 08/15/20	65,000	77,512
Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	120,000	112,200
The Gymboree Corp., 9.125%, 12/01/18	75,000	17,625
H&E Equipment Services, Inc., 7.000%, 09/01/22[1]	90,000	88,650
Halcon Resources Corp.,
8.625%, 02/01/20 (a)	20,000	13,875
13.000%, 02/15/22 (a)[1]	106,000	36,570
HCA Holdings, Inc., 6.250%, 02/15/21	20,000	21,250

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
HCA, Inc.,
5.250%, 04/15/25	$25,000	$25,250
5.375%, 02/01/25	305,000	301,569
5.875%, 02/15/26	100,000	100,625
7.500%, 02/15/22	430,000	478,375
HD Supply, Inc., 5.250%, 12/15/21 (a)	40,000	40,950
HealthSouth Corp.,
5.750%, 11/01/24	25,000	23,969
5.750%, 09/15/25 (a)	30,000	28,050
5.750%, 11/01/24 (a)	5,000	4,794
7.750%, 09/15/22	30,000	31,350
The Hertz Corp.,
5.875%, 10/15/20[1]	80,000	82,900
6.250%, 10/15/22[1]	75,000	78,000
7.375%, 01/15/21[1]	80,000	83,400
Hexion, Inc.,
6.625%, 04/15/20	255,000	199,538
8.875%, 02/01/18	80,000	56,800
Hiland Partners, L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20 (a)	55,000	55,619
The Hillman Group, Inc., 6.375%, 07/15/22 (a)	70,000	58,450
Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (a)	35,000	35,875
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	40,000	41,650
HRG Group, Inc., 7.750%, 01/15/22 (a)	15,000	14,756
Huntsman International LLC,
4.875%, 11/15/20[1]	100,000	91,750
5.125%, 11/15/22 (a)[1]	75,000	67,875
iHeartCommunications, Inc.,
9.000%, 03/01/21	105,000	73,631
10.625%, 03/15/23	45,000	31,680
INEOS Group Holdings, S.A., 5.875%, 02/15/19 (a)[1]	200,000	194,750
Infinity Acquisition LLC / Infinity Acquisition Finance Corp., 7.250%, 08/01/22 (a)	60,000	51,900
Infor Software Parent LLC / Infor Software Parent, Inc., (7.125% Cash or 7.875% PIK), 7.125%, 05/01/21 (a)[6]	115,000	83,519
Infor US, Inc., 6.500%, 05/15/22 (a)	185,000	156,788
Informatica LLC, 7.125%, 07/15/23 (a)	90,000	81,900
Intelsat Jackson Holdings S.A.,
5.500%, 08/01/23	110,000	86,900
6.625%, 12/15/22	55,000	35,338
7.250%, 04/01/19	50,000	46,125
7.250%, 10/15/20	355,000	312,400
7.500%, 04/01/21	35,000	30,625

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Intelsat Luxembourg, S.A., 7.750%, 06/01/21	$105,000	$49,612
International Game Technology PLC, 6.500%, 02/15/25 (a)	200,000	176,500
inVentiv Health, Inc.,
9.000%, 01/15/18 (a)	105,000	107,888
10.000%, 08/15/18 (b)	35,000	33,865
inVentiv Health, Inc., (10.000% Cash or 12.000% PIK), 10.000%, 08/15/18 (a)[6]	50,562	48,160
Iron Mountain, Inc., 6.000%, 08/15/23	70,000	72,712
Isle of Capri Casinos, Inc., 5.875%, 03/15/21	60,000	61,500
J.C. Penney Corp., Inc., 6.375%, 10/15/36	90,000	56,025
Jack Cooper Holdings Corp., 10.250%, 06/01/20 (a), (b)	120,000	100,200
James Hardie International Finance, Ltd., 5.875%, 02/15/23 (a)	20,000	20,500
JCH Parent, Inc., (10.500% Cash or 11.250% PIK), 10.500%, 03/15/19 (a)[6]	44,031	27,299
Kindred Healthcare, Inc.,
8.000%, 01/15/20	60,000	56,400
8.750%, 01/15/23	35,000	32,331
Kinetic Concepts, Inc. / KCI USA, Inc., 10.500%, 11/01/18 (b)	150,000	146,625
KLX, Inc., 5.875%, 12/01/22 (a)	90,000	85,950
Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	69,000	47,351
Laredo Petroleum, Inc., 5.625%, 01/15/22	35,000	30,625
Lear Corp., 5.250%, 01/15/25	65,000	66,462
Legacy Reserves, L.P. / Legacy Reserves Finance Corp.,
6.625%, 12/01/21	40,000	8,600
8.000%, 12/01/20	70,000	15,050
Level 3 Communications, Inc., 5.750%, 12/01/22	60,000	61,500
Level 3 Financing, Inc.,
5.125%, 05/01/23 (a)	30,000	29,888
5.375%, 01/15/24 (a)	40,000	40,300
5.375%, 05/01/25 (a)	45,000	44,944
Linn Energy LLC / Linn Energy Finance Corp.,
7.750%, 02/01/21	90,000	13,500
8.625%, 04/15/20[1]	10,000	1,762
12.000%, 12/15/20 (a)	25,000	12,750
LSB Industries, Inc., 7.750%, 08/01/19	104,000	86,840
LTF Merger Sub, Inc., 8.500%, 06/15/23 (a)	90,000	86,400
Magnachip Semiconductor Corp., 6.625%, 07/15/21 (b)	105,000	73,894
Mallinckrodt International Finance, S.A. / Mallinckrodt CB LLC,
4.875%, 04/15/20 (a)	25,000	24,188
5.500%, 04/15/25 (a)	35,000	32,375
5.625%, 10/15/23 (a)	40,000	38,200
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.750%, 04/01/21 (b)	55,000	58,575

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
MEG Energy Corp.,
6.375%, 01/30/23 (a)	$75,000	$51,750
7.000%, 03/31/24 (a)	100,000	71,500
Memorial Production Partners, L.P. / Memorial Production Finance Corp.,
6.875%, 08/01/22	30,000	9,150
7.625%, 05/01/21	80,000	24,400
MGM Resorts International,
5.250%, 03/31/20	155,000	154,225
6.000%, 03/15/23[1]	160,000	159,200
6.750%, 10/01/20	20,000	20,650
7.750%, 03/15/22	190,000	202,588
Micron Technology, Inc.,
5.250%, 01/15/24 (a)	90,000	79,425
5.500%, 02/01/25	35,000	30,538
5.875%, 02/15/22	10,000	9,762
Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23 (a)	85,000	86,488
MPLX L.P.,
4.875%, 12/01/24 (a)	30,000	27,075
4.875%, 06/01/25 (a)	115,000	103,500
5.500%, 02/15/23 (a)	85,000	74,800
Neiman Marcus Group, Ltd. LLC, 8.000%, 10/15/21 (a)	40,000	29,800
Neiman Marcus Group, Ltd. LLC (8.750% Cash or 9.500% PIK), 8.750%, 10/15/21 (a)[6]	80,000	50,000
Neptune Finco Corp., 10.875%, 10/15/25 (a)	200,000	210,000
Nexeo Solutions LLC / Nexeo Solutions Finance Corp., 8.375%, 03/01/18	75,000	70,688
Nexstar Broadcasting, Inc.,
6.125%, 02/15/22 (a)	25,000	24,562
6.875%, 11/15/20	120,000	123,150
The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21 (a)	40,000	41,150
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22 (a)	65,000	64,431
Noranda Aluminum Acquisition Corp., 11.000%, 06/01/19	35,000	5,162
Numericable-SFR SAS, 6.000%, 05/15/22 (a)	200,000	194,500
NXP B.V. / NXP Funding LLC, 5.750%, 02/15/21 (a)	200,000	208,750
Oasis Petroleum, Inc., 6.875%, 03/15/22	85,000	54,825
Omega US Sub LLC, 8.750%, 07/15/23 (a)	75,000	69,562
Orbital ATK, Inc., 5.250%, 10/01/21	60,000	60,600
Oshkosh Corp.,
5.375%, 03/01/22	45,000	45,225
5.375%, 03/01/25	20,000	19,700
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 02/15/24	15,000	15,469
Party City Holdings, Inc., 6.125%, 08/15/23 (a)[1]	50,000	48,750

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Peabody Energy Corp.,
6.250%, 11/15/21	$85,000	$12,112
6.500%, 09/15/20	15,000	2,138
Petco Animal Supplies, Inc., 9.250%, 12/01/18 (a)	110,000	113,025
Plantronics, Inc., 5.500%, 05/31/23 (a)	45,000	44,888
Post Holdings, Inc.,
6.000%, 12/15/22 (a)	50,000	49,188
6.750%, 12/01/21 (a)	10,000	10,225
7.375%, 02/15/22	140,000	146,475
7.750%, 03/15/24 (a)[1]	75,000	78,750
8.000%, 07/15/25 (a)	45,000	47,812
Quebecor Media, Inc., 5.750%, 01/15/23	180,000	182,025
Quebecor World, Escrow, 6.500%, 08/01/27*,7,8	165,000	433
Qwest Capital Funding, Inc., 7.750%, 02/15/31	65,000	55,412
Radio Systems Corp., 8.375%, 11/01/19 (a)	105,000	109,200
Rain CII Carbon LLC / CII Carbon Corp., 8.000%, 12/01/18 (a)	30,000	25,875
Range Resources Corp., 4.875%, 05/15/25 (a)	45,000	34,369
Regal Entertainment Group,
5.750%, 03/15/22	55,000	55,206
5.750%, 06/15/23	10,000	10,000
Regency Energy Partners, L.P. / Regency Energy Finance Corp.,
5.000%, 10/01/22	35,000	31,049
5.500%, 04/15/23[1]	45,000	40,575
5.875%, 03/01/22	20,000	18,875
Reichhold Holdings International B.V.,
12.000%, 03/13/17[7]	82,609	82,609
15.000%, 03/13/17[7]	52,671	52,671
Reichhold Industries, Inc., (9.000% Cash or 11.000% PIK), 9.000%, 05/08/17[6,7,8]	88,947	—
Reichhold LLC, 12.000%, 03/13/17[7]	35,000	35,000
Rentech Nitrogen Partners, L.P. / Rentech Nitrogen Finance Corp., 6.500%, 04/15/21 (a)	40,000	39,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.750%, 10/15/20	145,000	147,855
9.000%, 04/15/19	230,000	227,125
RHP Hotel Properties, L.P. / RHP Finance Corp., 5.000%, 04/15/21	75,000	76,688
Rite Aid Corp., 6.125%, 04/01/23 (a)	110,000	114,262
Riverbed Technology Inc., 8.875%, 03/01/23 (a)	100,000	92,875
RSI Home Products, Inc., 6.500%, 03/15/23 (a)	105,000	108,675
RSP Permian, Inc., 6.625%, 10/01/22	15,000	13,875
Sabine Pass Liquefaction LLC,
5.625%, 03/01/25 (a)	25,000	21,250

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Sabine Pass Liquefaction LLC,
5.750%, 05/15/24	$100,000	$87,500
6.250%, 03/15/22	100,000	93,000
Sabre GLBL, Inc.,
5.250%, 11/15/23 (a)	35,000	34,781
5.375%, 04/15/23 (a)	70,000	70,000
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/01/25	30,000	30,450
Sanchez Energy Corp., 6.125%, 01/15/23[1]	55,000	29,975
SandRidge Energy, Inc., 8.125%, 10/15/22	70,000	8,050
SBA Telecommunications, Inc., 5.750%, 07/15/20	45,000	46,969
The Scotts Miracle-Gro Co., 6.000%, 10/15/23 (a)	40,000	41,900
Sensata Technologies BV, 5.000%, 10/01/25 (a)	20,000	19,600
Service Corp. International, 7.500%, 04/01/27	115,000	133,975
Sinclair Television Group, Inc.,
5.375%, 04/01/21	85,000	85,531
6.125%, 10/01/22	40,000	41,000
Sirius XM Radio, Inc.,
4.625%, 05/15/23 (a)	25,000	24,594
5.375%, 04/15/25 (a)	85,000	85,744
5.750%, 08/01/21 (a)[1]	105,000	108,544
6.000%, 07/15/24 (a)	40,000	41,900
SM Energy Co.,
5.625%, 06/01/25	30,000	19,875
6.125%, 11/15/22[1]	10,000	7,400
6.500%, 01/01/23	10,000	7,400
Spectrum Brands, Inc., 5.750%, 07/15/25 (a)	30,000	30,900
Sprint Capital Corp.,
6.875%, 11/15/28	15,000	10,500
8.750%, 03/15/32	435,000	327,338
Sprint Corp.,
7.250%, 09/15/21	50,000	37,860
7.625%, 02/15/25	125,000	91,875
7.875%, 09/15/23	535,000	403,122
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.,
4.125%, 11/15/19	20,000	16,750
6.750%, 03/15/24 (a)	55,000	47,025
TEGNA, Inc.,
4.875%, 09/15/21 (a)	15,000	15,075
5.500%, 09/15/24 (a)	45,000	45,112

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Tempur Sealy International, Inc.,
5.625%, 10/15/23 (a)	$60,000	$60,900
6.875%, 12/15/20	60,000	63,150
Tenet Healthcare Corp.,
4.500%, 04/01/21	10,000	9,800
4.750%, 06/01/20	70,000	70,700
6.000%, 10/01/20	60,000	63,450
6.750%, 06/15/23[1]	245,000	227,697
8.125%, 04/01/22	220,000	220,550
Terex Corp.,
6.000%, 05/15/21	140,000	129,500
6.500%, 04/01/20	60,000	58,050
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.,
5.875%, 10/01/20	83,000	79,680
6.125%, 10/15/21	20,000	19,100
6.250%, 10/15/22 (a)	20,000	19,050
Time, Inc., 5.750%, 04/15/22 (a)	80,000	73,400
T-Mobile USA, Inc.,
6.500%, 01/15/26	65,000	65,779
6.633%, 04/28/21	45,000	46,800
6.731%, 04/28/22	210,000	219,450
TransDigm, Inc., 6.500%, 05/15/25 (a)	60,000	58,350
Trinidad Drilling, Ltd., 7.875%, 01/15/19 (a)	80,000	70,800
Triumph Group, Inc., 4.875%, 04/01/21	80,000	64,850
UCI International LLC, 8.625%, 02/15/19	115,000	40,250
Ultra Petroleum Corp., 6.125%, 10/01/24 (a)	50,000	11,625
United Rentals North America, Inc.,
6.125%, 06/15/23	40,000	41,100
7.625%, 04/15/22	100,000	107,370
United States Cellular Corp., 6.700%, 12/15/33	50,000	45,000
Valeant Pharmaceuticals International, Inc.,
5.875%, 05/15/23 (a)	235,000	210,912
6.125%, 04/15/25 (a)	135,000	120,825
6.750%, 08/15/21 (a)	100,000	97,000
7.250%, 07/15/22 (a)	130,000	127,725
7.500%, 07/15/21 (a)	280,000	280,700
Videotron, Ltd., 5.375%, 06/15/24 (a)	35,000	35,262
Vista Outdoor, Inc., 5.875%, 10/01/23 (a)	35,000	36,050
Whiting Petroleum Corp.,
1.250%, 04/01/20 (a)	25,000	17,125

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials—85.1% (continued)
Whiting Petroleum Corp.,
5.750%, 03/15/21[1]	$105,000	$77,070
6.250%, 04/01/23[1]	50,000	36,250
Williams Partners, L.P. / ACMP Finance Corp., 6.125%, 07/15/22	60,000	56,833
Wind Acquisition Finance, S.A., 7.375%, 04/23/21 (a)	200,000	189,500
Windstream Services LLC,
6.375%, 08/01/23	55,000	39,806
7.500%, 06/01/22	60,000	46,275
7.500%, 04/01/23	15,000	11,360
7.750%, 10/01/21	230,000	182,131
WMG Acquisition Corp.,
5.625%, 04/15/22 (a)	20,000	19,350
6.000%, 01/15/21 (a)	56,000	56,560
WPX Energy, Inc.,
5.250%, 09/15/24	25,000	16,625
8.250%, 08/01/23	85,000	68,212
WR Grace & Co., 5.625%, 10/01/24 (a)	10,000	10,138
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/25 (a)[1]	150,000	134,250
XPO Logistics, Inc., 6.500%, 06/15/22 (a)	80,000	74,300
Zayo Group LLC / Zayo Capital, Inc.,
6.000%, 04/01/23	75,000	71,250
6.375%, 05/15/25	60,000	55,950
Zebra Technologies Corp., 7.250%, 10/15/22	140,000	146,650
ZF North America Capital, Inc., 4.750%, 04/29/25 (a)	175,000	167,344
Total Industrials		25,052,752
Utilities—1.1%
AES Corp.,
4.875%, 05/15/23	25,000	22,000
7.375%, 07/01/21	125,000	128,125
Dynegy, Inc.,
7.375%, 11/01/22	80,000	70,000
7.625%, 11/01/24[1]	40,000	34,392
NRG Energy, Inc.,
6.250%, 07/15/22	40,000	34,280
7.875%, 05/15/21	45,000	42,412
Total Utilities		331,209
Total Corporate Bonds and Notes (cost $30,752,578)		27,236,222

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Floating Rate Senior Loan Interests—4.3%[9]
21st Century Oncology Holdings, Inc., Tranche B Term Loan, 6.500%, 04/30/22 (03/31/16)	$99,500	$84,575
American Energy—Marcelus, LLC, Initial Loan (First Lien), 5.250%, 08/04/20 (02/05/16)	65,000	17,631
Bway Intermediate Company, Inc., Initial Term Loan,
5.500%, 08/14/20 (02/22/16)	58,697	56,838
5.500%, 08/14/20 (03/07/16)	2,664	2,580
7.000%, 08/14/20 (01/28/16)	2,664	2,580
CD&R Millennium Holdco. 6 S.A.R.L. (Mauser Holdings), Initial Term Loan (Second Lien), 8.750%, 07/31/22 (01/29/16)	70,000	63,000
Clear Channel Communications, Inc., Term Loan D, 7.174%, 01/30/19 (01/29/16)	34,927	24,624
Evergreen Skills LUX S.A R.L., Initial Term Loan (First Lien), 5.750%, 04/28/21 (01/29/16)	98,750	77,025
Evergreen Skills LUX S.A R.L., Initial Term Loan (Second Lien), 9.250%, 04/28/22 (01/29/16)	100,000	68,334
Hercules Achievement, Inc. (Varsity Brands), Initial Term Loan (First Lien), 5.000%, 12/10/21 (03/11/16)	94,050	93,168
The Hillman Group, Inc., Initial Term Loan, 4.500%, 06/30/21 (03/31/16)	98,500	96,202
Integra Telecom Holdings, Inc., Term Loan B,
5.250%, 08/14/20 (01/29/16)	65,000	63,115
5.250%, 08/14/20 (02/29/16)	21,760	21,129
5.250%, 08/14/20 (03/31/16)	39,685	38,534
Neiman Marcus Group, Inc., Other Term Loan,
4.250%, 10/25/20 (01/29/16)	400	355
4.250%, 10/25/20 (03/07/16)	156,795	139,205
Ortho-Clinical Diagnostics Holdings Luxembourg S.A.R.L., Initial Term Loan, 4.750%, 06/30/21 (04/01/16)	98,499	84,094
Riverbed Technology Inc., Term Loan, 6.000%, 04/24/22 (03/31/16)	79,400	79,284
Steinway Musical Instruments, Inc., 1st Lien Term Loan, 4.750%, 09/19/19 (01/29/16)	97,021	96,597
Vertaforce, Inc., 2nd Lien Term Loan, 9.750%, 10/27/17 (01/29/16)	45,000	44,966
Wilton Brands LLC (FKA Wilton Brands Inc.), Tranche B Loan, 8.500%, 08/30/18 (02/29/16)	127,058	121,182
Total Floating Rate Senior Loan Interests (cost $1,445,605)		1,275,018

	Shares
Common Stocks—0.3%
Industrials—0.3%
Reichhold Cayman Equity (Industrials)[7] (cost $58,016)	148	81,252

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments—7.2%
Repurchase Agreements—5.6%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $1,000,038 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 09/01/49,totaling $1,020,000)	$1,000,000	$1,000,000
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $652,221 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 01/21/16 - 02/01/49, totaling $665,240)	652,196	652,196
Total Repurchase Agreements		1,652,196

	Shares
Other Investment Companies—1.6%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	476,208	476,208
Total Short-Term Investments (cost $2,128,404)		2,128,404
Total Investments—104.3% (cost $34,384,603)		30,720,896
Other Assets, less Liabilities—(4.3)%		(1,276,460)
Net Assets—100.0%		$29,444,436

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2015, the AMG Managers Intermediate Duration Government Fund (the “Fund”) returned 1.1%, compared to 1.6% for its benchmark, the Citigroup Mortgage Index.

2015 was marked by a number of notable events. The Greece debt problem was resolved (at least temporarily) by the brinksmanship that led to increased market volatility and risk premia. In accordance with market expectations, the U.S. Federal Reserve (the “Fed”) finally raised rates at the end of the year to begin moving monetary policy to a more “normalized” place. Energy (led by oil) dropped dramatically. However, the expected benefit to increased consumer spending was disappointing throughout the year.

Agency mortgage-backed securities (MBS) experienced a difficult environment to begin the first quarter, particularly for higher coupon MBS, as the rally in rates led to the market pricing higher prepayment rates. These concerns were short-lived as the bear steepener in the middle of the quarter removed prepayment concerns, leading to stronger performance in MBS pricing, led by the higher coupons. Weaker economic data led to expectations that the Fed would likely remain accommodative for longer than initially anticipated, which further benefited agency MBS.

Interest rates continued to rise to start the second quarter, further benefiting agency MBS by pacifying concerns related to higher prepayment rates. However, May proved to be a mixed month. Interest rates rose yet again, albeit more modestly than at the start of the quarter. However, higher realized volatility hampered performance in MBS. MBS continued to experience challenges through the end of the quarter as elevated macro risks and higher levels of mortgage supply detracted from MBS performance. Realized volatility remained high as markets digested headlines from Greece and China to try to determine future monetary policy. Fed repurchase activity remained heavy and ultimately helped support MBS spreads.

The third quarter provided for mixed performance within Agency MBS. MBS continued its struggles to start the third quarter due to increased realized volatility, only to reverse course as macro concerns abated. However, by the middle of the quarter, both nominal and option-adjusted MBS spreads widened due to the increased market volatility.

Agency MBS ended the quarter on weakness as MBS spreads hit multi-year wides. The fourth quarter was one of recovery, as Agency MBS spreads joined most other risk assets by reversing the weakness from 3Q. The middle of the quarter was quiet as stable rates supported MBS. Tepid prepayments rates led once again to higher coupons outperforming their lower-coupon counterparts.

The Fund’s underperformance during the year was driven primarily by the Fund’s positioning relative to the yield curve. As volatility and macro uncertainty increased starting the second half of the year, we saw spreads widen in sympathy across most spread sectors. While our holdings in Residential Asset-Backed Securities (ABS) and Commercial Mortgage-Backed Securities (CMBS) were both skewed towards the high credit-quality securities, the lackluster performance in both areas caused our holdings in these securities to also modestly detract from performance. The Fund’s positioning in agency FRMs (Fixed-Rate MBS) was a positive contributor to performance. Specifically, we avoided the coupons in which the Fed was most active. Additionally, we maintained a bias to higher coupons, which provided significant carry and experienced lower prepayments than the market had priced into the securities. The lower-than-expected prepayments also benefited our Interest Only (IOs) positions. Finally, our holdings in Non-Agency Adjustable Rate MBS (ARMs) and Fixed Rate MBS (FRMs) also both modestly contributed to the Fund during the year.

Derivatives, such as financial futures, options and mortgage derivatives, are used for portfolio duration and convexity risk management. We continue to find value in mortgage derivatives with beneficial underlying collateral characteristics.

We increased the leverage in the Fund’s portfolio during the course of the year. The vast majority of Fund assets were invested in 30-year agency FRMs. By the end of the year, the 30-year Agency FRM holdings accounted for 95% of the Fund’s capital, up from about 89% to start the year. However, the market weight of the Agency ARM holdings was reduced by over half during the year. We continue to view MBS as an attractive alternative to Treasuries due to the additional spread offered.

LOOKING FORWARD

As we enter 2016, Agency MBS spreads are attractively priced relative to historical levels. Shorter-term, demand should be sufficient to support Agency MBS, at least relative to other spread sectors. The Fed continues to reinvest any cash flows from its existing portfolio and will absorb much of the gross supply. Now that the Fed tightening cycle has begun, it is natural to wonder when the reinvestment policy will be altered, but it seems likely that the timeframe will be pushed out to 2017. Additional demand should continue from banks and money managers. Banks are large holders of agency MBS, and regulatory factors continue to push them into the sector, especially towards GNMA MBS. Also large buyers in 2015, total-return-oriented investors are likely to continue to add, dependent on spreads. Demand from non-U.S. investors will be interesting to watch. The MBS sector should be appealing, as yields are significantly higher than any similar duration sovereign debt alternatives. However, global flows could limit USD investments due to Dollar strength, which would negatively impact MBS demand.

Overall, we continue to be positive on agency MBS, both shorter and longer-term. MBS spreads are back in a range that is attractive historically, and we believe that the market has substantially priced-in the Fed’s eventual exit. We expect prepayment activity will be low in the near-term, which also supports valuations, but have taken positions that have less exposure to prepayment risk longer-term. Empirical data illustrates that MBS have performed better than U.S. Treasuries with generally lower volatility over time. We expect this performance advantage will continue.

This commentary reflects the viewpoints of Amundi Smith Breeden LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

40

AMG Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Intermediate Duration Government Fund on December 31, 2005 to a $10,000 investment made in the benchmarks for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Intermediate Duration Government Fund, Barclays U.S. Aggregate Bond Index and the Citigroup Mortgage Index for the same time periods ended December 31, 2015.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers Intermediate Duration Government Fund [2,3,4,5,6,7]	1.09%	3.06%	4.64%
Barclays U.S. Aggregate Bond Index[8]	0.55%	3.25%	4.51%
Citigroup Mortgage Index[9]	1.56%	2.98%	4.67%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk, fluctuations in the debtor’s perceived ability to pay its creditors and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.
[5]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[6]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.

AMG Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

[8]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.
[9]	The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Intermediate Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

AMG Managers Intermediate
Category	Duration Government Fund**
U.S. Government and Agency Obligations	118.3%
Asset-Backed Securities	6.1%
Mortgage-Backed Securities	6.7%
TBA Forward Sale Commitments	(16.0)%
Other Assets and Liabilities	(15.1)%

** As a percentage of net assets.

AMG Managers Intermediate
Rating	Duration Government Fund***
U.S. Government and Agency Obligations	88.9%
Aaa	10.1%
Aa	0.0%#
A	0.1%
Baa	0.3%
Ba & lower	0.6%

***	As a percentage of market value of fixed-income securities.
#	Rounds to less than 0.1%.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
FNMA, 3.500%, TBA 30 years	12.6%
FHLMC Gold Pool, 4.000%, TBA 30 years	12.1
GNMA, 3.500%, TBA 30 years	8.8
FNMA, 4.500%, TBA 30 years	4.8
FNMA, 4.000%, TBA 30 years	4.6
GNMA, 4.000%, TBA 30 years	3.7
FHLMC Gold Pool, 3.500%, TBA 30 years	2.9
GNMA, 3.000%, TBA 30 years	1.7
Progress Residential Trust, Series 2015-SF, Class A, 2.740%, 06/12/32*	1.5
Invitation Homes Trust, Series 2013-SF, Class A, 1.450%, 12/17/30 (01/17/16)*	1.5

Top Ten as a Group	54.2%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Asset-Backed Securities—6.1%
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.351%, 06/17/31 (01/17/16) (a)[9,10]	$1,216,528	$1,192,133
American Residential Properties Trust, Series 2014-SFR1, Class A, 1.451%, 09/17/31 (01/17/16) (a)[9,10]	1,179,195	1,155,921
Colony American Homes, Series 2014-2A, Class A, 1.301%, 07/17/31 (01/17/16) (a)[9]	894,994	873,615
Invitation Homes Trust,
Series 2013-SFR1, Class A, 1.451%, 12/17/30 (01/17/16) (a)[9,10]	2,893,952	2,836,210
Series 2014-SFR1, Class A, 1.351%, 06/17/31 (01/17/16) (a)[9]	650,000	636,063
Series 2015-SFR3, Class A, 1.651%, 08/17/32 (01/17/16) (a)[9]	496,969	487,513
Progress Residential Trust,
Series 2014-SFR1, Class A, 1.451%, 10/17/31 (01/17/16) (a)[9]	898,558	885,372
Series 2015-SFR2, Class A, 2.740%, 06/12/32 (a)[10]	3,000,000	2,930,169
SWAY Residential Trust, Series 2014-1, Class A, 1.651%, 01/17/32 (01/17/16) (a)[9]	664,171	651,458
Total Asset-Backed Securities (cost $11,835,686)		11,648,454
Mortgage-Backed Securities—6.7%
American Home Mortgage Assets Trust, Series 2005-1, Class 1A1, 2.732%, 11/25/35 (02/25/16)[9]	76,046	66,663
American Home Mortgage Investment Trust,
Series 2004-1, Class 4A, 2.654%, 04/25/44 (02/25/16)[9]	113,921	105,608
Series 2005-1, Class 5A1, 2.654%, 06/25/45 (02/25/16)[9]	42,523	41,950
Bank of America Funding Trust, Series 2004-B, Class 1A2, 2.811%, 12/20/34 (02/20/16)[9]	110,424	99,672
Bear Stearns Alt-A Trust, Series 2005-3, Class 2A3, 2.747%, 04/25/35 (02/25/16)[9]	115,114	101,744
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW14, Class A1A, 5.189%, 12/11/38	646,729	660,639
Series 2006-T22, Class A4, 5.620%, 04/12/38[4,10]	807,561	807,878
Series 2007-PW16, Class A4, 5.722%, 06/11/40[4,10]	1,791,695	1,834,164
COMM 2006-C8 Mortgage Trust, Series 2006-C8, Class A4, 5.306%, 12/10/46	1,571,438	1,599,434
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2005-HYB2, Class 1A4, 2.666%, 05/20/35 (02/20/16)[9]	87,514	82,112
Series 2005-HYB8, Class 1A1, 2.561%, 12/20/35 (02/20/16)[9]	97,960	80,846
Countrywide Home Loan reperforming loan REMIC Trust, Series 2004-R2, Class 1AF1, 0.842%, 11/25/34 (01/25/16) (a)[7,9]	115,394	100,918
Credit Suisse Commercial Mortgage Trust,
Series 2006-C3, Class A1A, 5.816%, 06/15/38[4]	860,379	866,191
Series 2006-C3, Class A3, 5.816%, 06/15/38[4]	873,081	874,738
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.772%, 03/25/35 (01/25/16) (a)[7,9]	173,149	148,533
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 2.250%, 05/25/34 (02/25/16)[9]	38,438	36,784
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A2, 2.430%, 11/19/34 (02/19/16)[9]	65,792	61,159
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.820%, 06/15/38[4]	363,835	367,024
Master Alternative Loans Trust, Series 2005-2, Class 2A1, 6.000%, 01/25/35[10]	531,408	564,711
Morgan Stanley Capital I Trust,
Series 2006-HQ9, Class A1A, 5.728%, 07/12/44[4]	349,981	352,808

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities—6.7% (continued)
Series 2006-IQ12, Class A4, 5.332%, 12/15/43	$809,432	$823,795
Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 2A1, 5.942%, 08/25/35[4,10]	733,539	706,169
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.772%, 03/25/35 (01/25/16) (a)[7,9]	200,898	166,595
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3, 5.765%, 07/15/45[4]	654,683	653,868
Series 2006-C29, Class A4, 5.308%, 11/15/48	1,521,525	1,542,308
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	192,537	199,663
Total Mortgage-Backed Securities (cost $13,253,303)		12,945,974
U.S. Government and Agency Obligations—118.3%
Federal Home Loan Mortgage Corporation—32.6%
FHLMC,
2.592%, 11/01/33 (03/15/16)[9,10]	868,855	921,521
2.790%, 02/01/37 (03/15/16)[9]	59,511	64,002
FHLMC Gold Pool,
3.000%, 06/01/45	1,756,187	1,756,607
3.500%, 04/01/32 to 01/01/44[10]	11,037,274	11,427,782
3.500%, TBA 30 years,[11,12]	5,500,000	5,649,585
4.000%, 05/01/24 to 07/01/44[10]	6,415,677	6,792,886
4.000%, TBA 30 years,[11,12]	22,000,000	23,194,099
4.500%, 02/01/20 to 09/01/41[10]	3,006,163	3,236,350
5.000%, 05/01/18 to 06/01/41[10]	3,599,077	3,949,872
5.500%, 11/01/17 to 01/01/40[10]	3,208,727	3,547,122
6.000%, 09/01/17 to 01/01/24[10]	830,748	897,693
7.000%, 07/01/19	94,951	99,675
7.500%, 07/01/34[10]	812,565	959,293
Total Federal Home Loan Mortgage Corporation		62,496,487
Federal National Mortgage Association—51.4%
FNMA,
2.054%, 06/01/34 (02/25/16)[9,10]	610,328	633,215
2.345%, 08/01/34 (02/25/16)[9]	269,266	285,269
2.500%, 02/01/43	800,845	773,875
3.000%, 03/01/43 to 04/01/45[10]	3,388,624	3,395,794
3.000%, TBA 30 years,[11,12]	2,000,000	1,996,034
3.500%, 05/01/42 to 11/01/45[10]	14,328,306	14,807,561
3.500%, TBA 30 years,[11,12]	23,510,000	24,242,255
4.000%, 01/01/26 to 11/01/45[10]	17,395,321	18,483,144
4.000%, TBA 30 years,[11,12]	8,300,000	8,766,292
4.500%, 04/01/25 to 05/01/45[10]	7,245,950	7,859,946
4.500%, TBA 30 years,[11,12]	8,550,000	9,226,778

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—51.4% (continued)
FNMA,
4.750%, 07/01/34 to 09/01/34	$316,119	$348,242
5.000%, 06/01/18 to 11/01/39	403,504	437,758
5.500%, 03/01/17 to 08/01/41[10]	3,157,828	3,520,387
6.000%, 08/01/17 to 06/01/39[10]	2,031,282	2,232,238
6.500%, 11/01/28 to 07/01/32	102,090	109,081
7.000%, 11/01/22[10]	455,808	493,797
FNMA REMICS,
Series 1994-55, Class H, 7.000%, 03/25/24[10]	582,064	637,756
Series 2005-13, Class AF, 0.822%, 03/25/35 (01/25/16)[9,10]	317,728	318,717
FNMA REMICS Whole Loan, Series 2003-W4, Class 4A, 7.028%, 10/25/42[4]	68,851	79,022
Total Federal National Mortgage Association		98,647,161
Government National Mortgage Association—33.4%
GNMA,
2.000%, 05/20/21 (02/20/16)[9]	11,026	11,168
3.000%, 11/15/42 to 06/20/45	4,153,524	4,227,416
3.000%, 03/20/16 to 08/20/18 (02/20/16)[9,10]	53,672	54,604
3.000%, TBA 30 years,[11,12]	3,200,000	3,243,376
3.500%, 08/15/43 to 11/20/45[10]	9,051,090	9,464,039
3.500%, TBA 30 years,[11,12]	16,180,000	16,867,019
4.000%, 06/20/43 to 12/20/45[10]	10,466,090	11,206,672
4.000%, TBA 30 years,[11,12]	6,700,000	7,115,085
4.500%, 05/15/39 to 12/15/45[10,11]	4,365,967	4,749,472
5.000%, 12/15/35 to 10/20/41[10]	5,031,585	5,582,244
5.500%, 10/15/39 to 11/15/39[10]	1,473,031	1,656,015
7.500%, 09/15/28 to 11/15/31	21,581	22,474
Total Government National Mortgage Association		64,199,584
Interest Only Strips—0.9%
FHLMC,
Series 212, Class IO, 6.000%, 05/01/31[7]	1,356	296
Series 233, Class 5, 4.500%, 09/15/35	90,483	15,741
FHLMC REMICS,
Series 2380, Class SI, 7.570%, 06/15/31 (01/15/16)[7,9]	11,749	2,728
Series 2922, Class SE, 6.420%, 02/15/35 (01/15/16)[9]	114,108	21,643
Series 2934, Class HI, 5.000%, 02/15/20	46,245	3,308
Series 2934, Class KI, 5.000%, 02/15/20	34,907	2,318
Series 2965, Class SA, 5.720%, 05/15/32 (01/15/16)[9]	234,429	37,119
Series 2967, Class JI, 5.000%, 04/15/20	87,306	6,407
Series 2980, Class SL, 6.370%, 11/15/34 (01/15/16)[9]	150,867	39,019

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—0.9% (continued)
FHLMC REMICS,
Series 3031, Class BI, 6.359%, 08/15/35 (01/15/16)[9]	$308,011	$72,813
Series 3065, Class DI, 6.290%, 04/15/35 (01/15/16)[9]	266,037	53,680
Series 3114, Class GI, 6.270%, 02/15/36 (01/15/16)[9]	222,534	49,006
Series 3308, Class S, 6.870%, 03/15/32 (01/15/16)[9]	221,656	46,656
Series 3424, Class XI, 6.240%, 05/15/36 (01/15/16)[9]	239,824	44,834
Series 3489, Class SD, 7.470%, 06/15/32 (01/15/16)[9]	128,089	26,937
Series 3606, Class SN, 5.920%, 12/15/39 (01/15/16)[9]	316,622	53,211
Series 3685, Class EI, 5.000%, 03/15/19	218,102	8,291
Series 3731, Class IO, 5.000%, 07/15/19	104,303	4,477
Series 3882, Class AI, 5.000%, 06/15/26	176,908	10,783
FNMA,
Series 215, Class 2, 7.000%, 04/25/23[7]	73,022	12,427
Series 222, Class 2, 7.000%, 06/25/23[7]	6,981	1,205
Series 343, Class 21, 4.000%, 09/25/18	63,224	2,491
Series 343, Class 22, 4.000%, 11/25/18	34,275	1,350
Series 351, Class 3, 5.000%, 04/25/34	73,785	14,518
Series 351, Class 4, 5.000%, 04/25/34	43,118	8,484
Series 351, Class 5, 5.000%, 04/25/34	36,331	7,148
Series 365, Class 4, 5.000%, 04/25/36	94,979	16,076
FNMA REMICS,
Series 2003-73, Class SM, 6.178%, 04/25/18 (01/25/16)[7,9]	6,208	24
Series 2004-49, Class SQ, 6.628%, 07/25/34 (01/25/16)[9]	95,155	18,091
Series 2004-51, Class SX, 6.698%, 07/25/34 (01/25/16)[9]	129,007	29,281
Series 2004-64, Class SW, 6.628%, 08/25/34 (01/25/16)[9]	390,964	79,727
Series 2005-12, Class SC, 6.328%, 03/25/35 (01/25/16)[9]	147,481	28,576
Series 2005-45, Class SR, 6.298%, 06/25/35 (01/25/16)[9]	309,260	57,490
Series 2005-65, Class KI, 6.578%, 08/25/35 (01/25/16)[9,10]	717,142	136,298
Series 2005-89, Class S, 6.278%, 10/25/35 (01/25/16)[9]	730,977	135,011
Series 2006-3, Class SA, 5.728%, 03/25/36 (01/25/16)[9]	149,960	24,791
Series 2007-75, Class JI, 6.123%, 08/25/37 (01/25/16)[9]	149,864	26,062
Series 2008-86, Class IO, 4.500%, 03/25/23	197,757	7,845
Series 2010-37, Class GI, 5.000%, 04/25/25	215,011	7,473
Series 2010-65, Class IO, 5.000%, 09/25/20	336,106	21,255
Series 2010-121, Class IO, 5.000%, 10/25/25	120,697	6,457
Series 2011-69, Class AI, 5.000%, 05/25/18	272,614	9,942
Series 2011-88, Class WI, 3.500%, 09/25/26	354,228	37,842
Series 2011-124, Class IC, 3.500%, 09/25/21	312,603	17,854
Series 2012-126, Class SJ, 4.578%, 11/25/42 (01/25/16)[9]	731,373	110,033

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—0.9% (continued)
GNMA,
Series 2011-32, Class KS, 11.411%, 06/16/34 (01/16/16)[9]	$262,095	$38,873
Series 2011-94, Class IS, 6.356%, 06/16/36 (01/16/16)[9]	240,716	31,394
Series 2011-157, Class SG, 6.198%, 12/20/41 (01/20/16)[9]	971,068	214,772
Series 2011-167, Class IO, 5.000%, 12/16/20	244,469	12,186
Series 2012-34, Class KS, 5.706%, 03/16/42 (01/16/16)[9]	420,274	87,306
Series 2012-69, Class QI, 4.000%, 03/16/41	292,383	48,665
Series 2012-103, Class IB, 3.500%, 04/20/40	254,196	30,395
Total Interest Only Strips		1,780,609
Total U.S. Government and Agency Obligations (cost $224,999,225)		227,123,841
Short-Term Investments—21.4%
U.S. Treasury Bills—0.0%#
U. S. Treasury Bills, 0.46%, 06/23/16[13,14]	90,000	89,800

	Shares
Other Investment Companies—21.4%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%[10]	12,013,722	12,013,722
JP Morgan US Government Money Market Fund, 0.12%[10]	9,000,093	9,000,093
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.25%[10]	10,030,024	10,030,024
JPMorgan Prime Money Market Fund, Capital Shares, 0.21%	10,005,333	10,005,333
Total Other Investment Companies		41,049,172
Total Short-Term Investments
(cost $41,139,079)		41,138,972
Total Investments—152.5% (cost $291,227,293)		292,857,241
Other Assets, less Liabilities—(52.5)%		(100,817,765)
Net Assets—100.0%		$192,039,476

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2015, the AMG Managers Short Duration Government Fund (the “Fund”) returned (0.2)%, while the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index returned 0.2%.

2015 was marked by a number of notable events. The Greece debt problem was resolved (at least temporarily) by the brinksmanship that led to increased market volatility and risk premia. In accordance with market expectations, the U.S. Federal Reserve (the “Fed”) finally raised rates at the end of the year to begin moving monetary policy to a more “normalized” place. Energy (led by oil) dropped dramatically. However, the expected benefit to increased consumer spending was disappointing throughout the year.

Agency mortgage-backed securities (MBS) experienced a difficult environment to begin the first quarter, particularly for higher-coupon MBS, as the rally in rates led to the market pricing higher prepayment rates. These concerns were short-lived as the bear steepener in the middle of the quarter removed prepayment concerns, leading to stronger performance in MBS pricing, led by the higher coupons. Weaker economic data led to expectations that the Fed would likely remain accommodative for longer than initially anticipated, which further benefited agency MBS.

Interest rates continued to rise to start the second quarter, further benefiting agency MBS by pacifying concerns related to higher prepayment rates. However, May proved to be a mixed month. Interest rates rose yet again, albeit more modestly than at the start of the quarter. However, higher realized volatility hampered performance in MBS. MBS continued to experience challenges through the end of the quarter, as elevated macro risks and higher levels of mortgage supply detracted from MBS performance. Realized volatility remained high as markets digested headlines from Greece and China to try to determine future monetary policy. Fed repurchase activity remained heavy and ultimately helped support MBS spreads.

The third quarter provided for mixed performance within Agency MBS. MBS continued its struggles to start the third quarter due to increased realized volatility, only to reverse course as macro concerns abated. However, by the middle of the quarter, both nominal and option-adjusted MBS spreads widened due to the increased market volatility. Agency MBS ended the quarter on weakness as MBS spreads hit multi-year wides.

The fourth quarter was one of recovery as Agency MBS spreads joined most other risk assets by reversing the weakness from 3Q. The middle of the quarter was quiet as stable rates supported MBS. Tepid prepayment rates led once again to higher coupons outperforming their lower-coupon counterparts.

While employment continued to improve throughout 2015, that improvement did not result in wage growth. Additionally, the decline in energy prices quelled any concerns regarding inflation, which ultimately led our Treasury Inflation-Protected Securities (TIPS) exposure to detract from performance. The slight flattening of the yield curve also modestly detracted from performance. Our holdings in residential-related asset-backed securities (ABS) also moderately detracted from performance for the year. Offsetting that weakness was a positive contribution from our positioning in Agency FRMs (Fixed-Rate MBS). Specifically, we avoided the coupons in which the Fed was most active. Additionally, we maintained a bias to higher coupons, which provided significant carry and experienced lower prepayments than the market had priced into the securities. The lower-than-expected prepayments also benefited our Interest Only (IOs) positions. Our positioning in Agency Collateralized Mortgage Obligations (CMOs), Agency Adjustable-Rate Mortgages (ARMs), Non-Agency CMOs, Commercial Mortgage-Backed Securities (CMBS) and Consumer ABS all moderately contributed to the positive performance for the year.

At the end of the year, 15-year Agency FRMs were the largest component of the Fund. They stayed relatively stable at ~25% during the year. We increased our exposure to 30-year Agency FRMs by 10% to end the year with ~19% weighting in the sector. We reduced our holdings in Agency ARMs by almost 6% during the year. Additionally, we reduced our weighting to Commercial Mortgage-Backed Securities (CMBS) by half to end the year at 2%. We continue to view Agency MBS as an attractive alternative to Treasuries due to the additional spread offered.

LOOKING FORWARD

As we enter 2016, we believe Agency MBS spreads are attractively priced relative to historical levels. Shorter-term, demand should be sufficient to support Agency MBS, at least relative to other spread sectors. The Fed continues to reinvest any cash flows from its existing portfolio and will absorb much of the gross supply. Now that the Fed tightening cycle has begun, it is natural to wonder when the reinvestment policy will be altered, but it seems likely that the timeframe will be pushed out to 2017. Additional demand should continue from banks and money managers. Banks are large holders of agency MBS, and regulatory factors continue to push them into the sector, especially towards GNMA MBS. Also large buyers in 2015, total-return-oriented investors are likely to continue to add, dependent on spreads. Demand from non-U.S. investors will be interesting to watch. The MBS sector should be appealing as yields are significantly higher than any similar duration sovereign debt alternatives. However, global flows could limit USD investments due to Dollar strength, which would negatively swap MBS demand.

Overall, we continue to be positive on agency MBS, both shorter and longer-term. MBS spreads are back in a range that is attractive historically, and we believe that the market has substantially priced-in the Fed’s eventual exit. We expect prepayment activity will be low in the near-term, which also supports valuations, but have taken positions that have less exposure to prepayment risk longer-term. Empirical data illustrates that MBS have performed better than U.S. Treasuries with generally lower volatility over time. We expect this performance advantage will continue.

This commentary reflects the viewpoints of Amundi Smith Breeden LLC as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

49

AMG Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Short Duration Government Fund on December 31, 2005 to a $10,000 investment made in the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Short Duration Government Fund and the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Short Duration Government Fund [2,3,4,5,6,7]	(0.15)%	0.62%	1.92%
BofA Merrill Lynch 6-Month U.S. Treasury Bill Index[8]	0.22%	0.19%	1.57%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors. Changing investments may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risks with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.
[5]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[6]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.
[8]	The BofA Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Fund, the BofA Merrill Lynch 6-Month Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Short Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Category	AMG Managers Short Duration Government Fund**
U.S. Government and Agency Obligations	79.8%
Asset-Backed Securities	9.1%
Mortgage-Backed Securities	2.2%
Other Assets and Liabilities	8.9%

** As a percentage of net assets.

Rating	AMG Managers Short Duration Government Fund***
U.S. Government and Agency Obligations	87.6%
Aaa	12.3%
A	0.1%
Ba & lower	0.0%#

***	As a percentage of market value of fixed-income securities.
#	Rounds to less than 0.1%.

TOP TEN HOLDINGS

Security Name	%of Net Assets
FNMA, 3.000%, TBA 15 years	5.0%
FHLMC, 0.543%, 04/07/16	3.8
FNMA, 3.500%, 11/01/30	2.7
FNMA, 5.500%, 12/01/38	2.6
FHLMC, 0.493%, 04/04/16	2.5
U.S. Treasury Inflation Indexed Bonds, 0.375%, 07/15/23*	2.2
GNMA, 6.000%, 01/15/36	2.2
FNMA, 4.500%, 11/01/25	2.0
FHLMC REMICS, Series 3990, Class GF, 0.731%, 03/15/41*	1.9
FNMA REMICS, Series 2011-115, Class FK, 0.792%, 10/25/39*	1.8

Top Ten as a Group	26.7%

*	Top Ten Holdings as of June 30, 2015.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2015

	Principal Amount	Value
Asset-Backed Securities—9.1%
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.351%, 06/17/31 (01/17/16) (a)[9]	$2,744,486	$2,689,453
American Residential Properties Trust, Series 2014-SFR1, Class A, 1.451%, 09/17/31 (01/17/16) (a)[9]	3,337,722	3,271,843
AmeriCredit Automobile Receivables Trust,
Series 2012-1, Class C, 2.670%, 01/08/18	113,626	113,778
Series 2012-3, Class D, 3.030%, 07/09/18	1,000,000	1,009,473
Colony American Homes,
Series 2014-2A, Class A, 1.301%, 07/17/31 (01/17/16) (a)[9]	2,243,385	2,189,798
Series 2015-1A, Class A, 1.551%, 07/17/32 (01/17/16) (a)[9]	2,426,896	2,370,933
Invitation Homes Trust,
Series 2013-SFR1, Class A, 1.451%, 12/17/30 (01/17/16) (a)[9]	1,462,909	1,433,720
Series 2014-SFR1, Class A, 1.351%, 06/17/31 (01/17/16) (a)[9]	2,920,000	2,857,390
Series 2014-SFR2, Class A, 1.451%, 09/17/31 (01/17/16) (a)[9]	1,140,000	1,118,897
Series 2015-SFR3, Class A, 1.651%, 08/17/32 (01/17/16) (a)[9]	2,584,237	2,535,067
Progress Residential Trust, Series 2014-SFR1, Class A, 1.451%, 10/17/31 (01/17/16) (a)[9]	1,677,308	1,652,695
Santander Drive Auto Receivables Trust,
Series 2012-2, Class D, 3.870%, 02/15/18	910,000	919,868
Series 2012-3, Class D, 3.640%, 05/15/18	3,657,000	3,713,886
Series 2012-4, Class C, 2.940%, 12/15/17	1,513,621	1,520,466
Series 2012-4, Class D, 3.500%, 06/15/18	3,790,000	3,843,052
Series 2012-6, Class D, 2.520%, 09/17/18	3,680,000	3,696,980
SWAY Residential Trust, Series 2014-1, Class A, 1.651%, 01/17/32 (01/17/16) (a)[9]	1,149,907	1,127,897
Total Asset-Backed Securities (cost $36,331,058)		36,065,196
Mortgage-Backed Securities—2.2%
Bear Stearns Commercial Mortgage Securities Trust,
Series 2006-PW14, Class A1A, 5.189%, 12/11/38	1,649,158	1,684,631
Series 2006-T22, Class A4, 5.620%, 04/12/38[4]	568,510	568,733
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-25, Class 2A4, 1.422%, 02/25/35 (01/25/16)[7,9]	325,948	141,522
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class A3, 6.720%, 11/15/26[4]	342,123	345,478
Morgan Stanley Capital I Trust,
Series 2006-HQ9, Class A1A, 5.728%, 07/12/44[4]	849,953	856,820
Series 2006-IQ12, Class A4, 5.332%, 12/15/43	2,032,303	2,068,366
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/48	2,733,040	2,770,371
WaMu Mortgage Pass Through Certificates, Series 2005-AR2, Class 2A3, 0.772%, 01/25/45 (01/25/16)[9]	390,590	361,209
Total Mortgage-Backed Securities (cost $9,139,172)		8,797,130
U.S. Government and Agency Obligations—79.8%
Federal Home Loan Mortgage Corporation—19.8%
FHLMC,
2.372%, 11/01/33 (03/15/16)[9]	844,272	886,687

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation—19.8% (continued)
FHLMC,
2.390%, 10/01/28 (03/15/16)[9]	$29,535	$31,114
2.469%, 10/01/33 (03/15/16)[9]	1,039,262	1,097,529
2.482%, 07/01/34 (03/15/16)[9]	331,031	349,559
2.484%, 10/01/33 (03/15/16)[9]	1,662,505	1,766,737
2.493%, 03/01/34 (03/15/16)[9]	2,485,247	2,626,167
2.499%, 04/01/34 (03/15/16)[9]	610,796	649,019
2.511%, 09/01/33 (03/15/16)[9]	1,706,081	1,801,970
2.526%, 05/01/34 (03/15/16)[9]	1,849,464	1,953,395
2.567%, 12/01/32 (03/15/16)[9]	458,847	485,084
2.568%, 11/01/33 (03/15/16)[9]	991,398	1,052,846
2.599%, 12/01/33 (03/15/16)[9]	1,357,853	1,429,995
2.629%, 02/01/23 (03/15/16)[9]	187,890	198,325
2.765%, 06/01/35 (03/15/16)[9]	639,910	681,515
2.790%, 02/01/37 (03/15/16)[9]	710,728	764,372
FHLMC Gold Pool,
4.000%, 05/01/24 to 12/01/26	7,853,350	8,285,286
4.500%, 05/01/19 to 03/01/31	6,054,924	6,454,345
5.000%, 10/01/18 to 11/01/20	2,808,816	2,936,122
5.500%, 01/01/20 to 08/01/40	16,988,306	18,608,753
6.000%, 02/01/22 to 01/01/24	4,799,006	5,197,085
6.500%, 03/01/18 to 10/01/23	314,962	336,501
7.000%, 06/01/17 to 07/01/19	122,284	127,131
7.500%, 04/01/29 to 03/01/33	282,188	330,944
FHLMC REMICS,
Series 2427, Class LW, 6.000%, 03/15/17	208,859	213,595
Series 2429, Class HB, 6.500%, 12/15/23	525,028	583,588
Series 2541, Class ED, 5.000%, 12/15/17	1,137,237	1,169,805
Series 2627, Class BM, 4.500%, 06/15/18	94,977	97,692
Series 2631, Class PD, 4.500%, 06/15/18	31,646	32,636
Series 2645, Class BY, 4.500%, 07/15/18	1,085,305	1,117,839
Series 2653, Class PA, 4.000%, 07/15/31	1,142,431	1,158,767
Series 2668, Class AZ, 4.000%, 09/15/18	541,601	555,138
Series 2682, Class LC, 4.500%, 07/15/32	417,094	422,377
Series 2683, Class JB, 4.000%, 09/15/18	344,721	352,911
Series 2684, Class PE, 5.000%, 01/15/33	85,430	86,376
Series 2786, Class BC, 4.000%, 04/15/19	122,656	126,651
Series 2809, Class UC, 4.000%, 06/15/19	131,447	135,379
Series 2877, Class PA, 5.500%, 07/15/33	118,552	123,130
Series 2935, Class LM, 4.500%, 02/15/35	370,679	379,442

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation—19.8% (continued)
FHLMC REMICS,
Series 3013, Class GA, 5.000%, 06/15/34	$55,233	$55,355
Series 3033, Class CI, 5.500%, 01/15/35	212,868	220,035
Series 3535, Class CA, 4.000%, 05/15/24	109,971	112,781
Series 3609, Class LA, 4.000%, 12/15/24	396,994	409,503
Series 3632, Class AG, 4.000%, 06/15/38	251,551	261,340
Series 3653, Class JK, 5.000%, 11/15/38	240,961	257,125
Series 3659, Class EJ, 3.000%, 06/15/18[10]	2,163,437	2,195,363
Series 3683, Class AD, 2.250%, 06/15/20	1,202,982	1,209,005
Series 3756, Class DA, 1.200%, 11/15/18	420,427	420,321
Series 3798, Class BD, 2.500%, 06/15/24	610,582	613,795
Series 3818, Class UA, 1.350%, 02/15/17	209,144	209,249
Series 3827, Class CA, 1.500%, 04/15/17	93,153	93,198
Series 3846, Class CK, 1.500%, 09/15/20	122,414	122,660
Series 3990, Class GF, 0.731%, 03/15/41 (01/15/16)[9]	7,352,388	7,383,138
Total Federal Home Loan Mortgage Corporation		78,168,675
Federal National Mortgage Association—47.6%
FNMA,
1.938%, 08/01/34 (02/25/16)[9]	265,189	273,591
1.942%, 02/01/33 (02/25/16)[9]	1,211,139	1,262,897
1.958%, 08/01/33 (02/25/16)[9]	452,733	473,109
2.030%, 01/01/24 (02/25/16)[9]	442,775	449,649
2.054%, 06/01/34 (02/25/16)[9]	765,713	794,427
2.164%, 01/01/34 (02/25/16)[9]	675,897	710,209
2.175%, 09/01/33 (02/25/16)[9]	875,515	923,182
2.195%, 01/01/33 (02/25/16)[9]	32,075	32,815
2.221%, 03/01/34 (02/25/16)[9]	242,926	256,732
2.276%, 01/01/36 (02/25/16)[9]	57,645	59,715
2.320%, 03/01/33 (02/25/16)[9]	373,773	394,429
2.326%, 04/01/37 (02/25/16)[9,10]	5,351,626	5,668,836
2.335%, 08/01/36 (02/25/16)[9]	197,365	208,923
2.345%, 08/01/34 (02/25/16)[9]	336,583	356,587
2.361%, 10/01/35 (02/25/16)[9]	1,408,076	1,481,213
2.366%, 05/01/33 (02/25/16)[9]	1,650,716	1,733,095
2.375%, 02/01/37 (02/25/16)[9]	310,166	330,756
2.381%, 09/01/33 (02/25/16)[9]	547,179	575,785
2.412%, 01/01/36 (02/25/16)[9]	45,699	48,428
2.422%, 07/01/34 (02/25/16)[9]	1,322,044	1,395,622
2.425%, 01/01/34 (02/25/16)[9]	1,680,840	1,783,558

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—47.6% (continued)
FNMA,
2.435%, 01/01/33 (02/25/16)[9]	$1,089,297	$1,160,680
2.443%, 06/01/33 (02/25/16)[9]	378,334	398,627
2.456%, 01/01/26 (02/25/16)[9]	217,347	224,229
2.459%, 12/01/33 (02/25/16)[9]	489,669	517,963
2.480%, 01/01/25 to 05/01/36 (02/25/16)[9]	755,311	796,008
2.494%, 05/01/34 (02/25/16)[9]	1,793,781	1,902,987
2.498%, 12/01/34 (02/25/16)[9]	2,540,519	2,700,569
2.520%, 09/01/37 (02/25/16)[9]	207,020	218,814
2.545%, 06/01/34 (02/25/16)[9]	2,252,303	2,392,594
2.578%, 04/01/34 (02/25/16)[9]	555,393	589,883
2.602%, 04/01/34 (02/25/16)[9]	621,475	659,989
2.614%, 11/01/34 (02/25/16)[9]	3,392,797	3,588,256
2.645%, 01/01/36 (02/25/16)[9]	3,592,973	3,820,431
2.655%, 12/01/34 (02/25/16)[9]	2,140,420	2,264,471
2.679%, 08/01/35 (02/25/16)[9]	1,506,700	1,605,326
3.000%, TBA 15 years,[11,12]	19,300,000	19,881,760
3.500%, 11/01/30	9,987,317	10,538,610
4.000%, 10/01/21 to 08/01/30	894,782	948,215
4.500%, 10/01/19 to 10/01/44	17,160,494	18,562,242
5.000%, 10/01/18 to 09/01/25	10,465,857	11,103,001
5.500%, 11/01/17 to 08/01/41[10,11]	39,947,194	44,822,529
6.000%, 09/01/19 to 08/01/37	9,757,245	10,796,758
6.500%, 04/01/17 to 08/01/32	3,958,484	4,513,697
7.000%, 11/01/22	1,698,905	1,840,496
7.500%, 08/01/33 to 09/01/33	67,140	81,135
FNMA Grantor Trust,
Series 2002-T5, Class A1, 0.662%, 05/25/32 (01/25/16)[9]	263,727	257,130
Series 2003-T4, Class 1A, 0.642%, 09/26/33 (01/26/16)[9]	13,978	13,863
FNMA REMICS,
Series 1994-31, Class ZC, 6.500%, 02/25/24	493,988	564,493
Series 1994-76, Class J, 5.000%, 04/25/24	130,587	135,024
Series 2001-63, Class FA, 0.910%, 12/18/31 (01/18/16)[9]	475,158	483,214
Series 2001-76, Class UD, 5.500%, 01/25/17	236,390	240,521
Series 2002-47, Class FD, 0.822%, 08/25/32 (01/25/16)[9]	505,561	510,472
Series 2002-56, Class UC, 5.500%, 09/25/17	127,451	130,996
Series 2002-74, Class FV, 0.872%, 11/25/32 (01/25/16)[9]	876,770	881,068
Series 2003-2, Class FA, 0.922%, 02/25/33 (01/25/16)[9]	420,849	426,302
Series 2003-3, Class HJ, 5.000%, 02/25/18	87,989	90,387

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—47.6% (continued)
FNMA REMICS,
Series 2003-64, Class YA, 3.000%, 05/25/23	$81,175	$82,082
Series 2004-1, Class AC, 4.000%, 02/25/19	65,704	67,396
Series 2004-21, Class AE, 4.000%, 04/25/19	300,502	308,775
Series 2004-27, Class HB, 4.000%, 05/25/19	150,238	154,982
Series 2004-28, Class MD, 4.500%, 01/25/34	1,722,947	1,850,359
Series 2004-53, Class NC, 5.500%, 07/25/24	379,717	411,631
Series 2005-13, Class AF, 0.822%, 03/25/35 (01/25/16)[9]	592,278	594,121
Series 2005-19, Class PA, 5.500%, 07/25/34	226,444	241,682
Series 2005-58, Class EP, 5.500%, 07/25/35	299,449	326,041
Series 2005-68, Class PB, 5.750%, 07/25/35	55,657	59,054
Series 2005-68, Class PC, 5.500%, 07/25/35	330,382	349,795
Series 2005-100, Class BQ, 5.500%, 11/25/25	770,532	838,389
Series 2005-100, Class GC, 5.000%, 12/25/34	53,625	53,738
Series 2006-18, Class PD, 5.500%, 08/25/34	35,603	36,091
Series 2007-56, Class FN, 0.792%, 06/25/37 (01/25/16)[9]	222,628	222,579
Series 2007-69, Class AB, 5.500%, 12/25/32	957	956
Series 2008-59, Class KB, 4.500%, 07/25/23	141,396	146,605
Series 2010-12, Class AC, 2.500%, 12/25/18	182,832	185,029
Series 2010-48, Class GV, 5.000%, 05/25/21	626,928	631,577
Series 2011-60, Class UC, 2.500%, 09/25/39	379,806	384,444
Series 2011-60, Class UE, 3.000%, 09/25/39	922,163	942,835
Series 2011-115, Class FK, 0.792%, 10/25/39 (01/25/16)[9]	7,029,025	7,041,802
FNMA REMICS Whole Loan,
Series 2003-W1, Class 2A, 6.392%, 12/25/42[4]	18,663	21,475
Series 2003-W4, Class 4A, 7.028%, 10/25/42[4]	413,105	474,131
Series 2003-W13, Class AV2, 0.702%, 10/25/33 (01/25/16)[7,9]	20,864	20,021
Series 2004-W5, Class F1, 0.872%, 02/25/47 (01/25/16)[9]	473,864	473,958
Series 2004-W14, Class 1AF, 0.822%, 07/25/44 (01/25/16)[9]	1,939,751	1,912,776
Series 2005-W2, Class A1, 0.622%, 05/25/35 (01/25/16)[9]	1,293,741	1,279,269
Total Federal National Mortgage Association		187,987,891
Government National Mortgage Association—7.7%
GNMA,
1.625%, 12/20/21 to 10/20/34 (02/20/16)[9]	841,062	871,680
1.750%, 04/20/24 to 03/20/37 (02/20/16)[9]	1,150,544	1,185,944
1.875%, 09/20/22 to 09/20/35 (02/20/16)[9]	3,332,507	3,447,186
2.000%, 06/20/22 (02/20/16)[9]	39,605	40,597
2.500%, 07/20/18 to 08/20/21 (02/20/16)[9]	36,395	37,060
2.750%, 10/20/17 (02/20/16)[9]	8,154	8,287
3.000%, 11/20/17 to 03/20/21 (02/20/16)[9]	41,543	42,858

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Government National Mortgage Association—7.7% (continued)
GNMA,
3.500%, 07/20/18 (02/20/16)[9]	$11,264	$11,500
4.000%, 09/15/18	171,677	180,566
4.500%, 04/15/18 to 07/15/24	1,138,262	1,193,139
6.000%, 01/15/36	7,535,842	8,759,451
9.500%, 12/15/17	818	843
Series 2000-36, Class F, 0.895%, 11/16/30 (01/16/16)[9]	530,745	534,308
Series 2005-47, Class QC, 5.000%, 11/20/32[10]	2,828,663	2,927,915
Series 2010-2, Class F, 0.895%, 01/16/40 (01/16/16)[9]	1,080,417	1,093,377
Series 2010-14, Class DC, 4.500%, 07/20/37	692,512	701,990
Series 2010-145, Class GL, 2.500%, 09/20/34	4,119,236	4,142,184
Series 2010-167, Class CJ, 3.000%, 09/20/33	5,408,180	5,476,257
Total Government National Mortgage Association		30,655,142
Interest Only Strips—1.5%
FHLMC,
Series 215, Class IO, 8.000%, 06/15/31[7]	97,656	27,362
Series 233, Class 5, 4.500%, 09/15/35	46,164	8,030
FHLMC REMICS,
Series 2649, Class IM, 7.000%, 07/15/33	359,279	93,919
Series 2922, Class SE, 6.420%, 02/15/35 (01/15/16)[9]	257,205	48,785
Series 2934, Class HI, 5.000%, 02/15/20	66,065	4,726
Series 2934, Class KI, 5.000%, 02/15/20	40,725	2,704
Series 2965, Class SA, 5.720%, 05/15/32 (01/15/16)[9]	580,474	91,911
Series 2967, Class JI, 5.000%, 04/15/20	205,450	15,076
Series 2980, Class SL, 6.370%, 11/15/34 (01/15/16)[9]	332,939	86,108
Series 2981, Class SU, 7.470%, 05/15/30 (01/15/16)[9]	274,008	56,512
Series 3031, Class BI, 6.359%, 08/15/35 (01/15/16)[9]	941,566	222,584
Series 3065, Class DI, 6.290%, 04/15/35 (01/15/16)[9]	813,255	164,094
Series 3114, Class GI, 6.270%, 02/15/36 (01/15/16)[9]	1,370,944	301,907
Series 3308, Class S, 6.870%, 03/15/32 (01/15/16)[9]	502,809	105,835
Series 3424, Class XI, 6.240%, 05/15/36 (01/15/16)[9]	624,695	116,784
Series 3489, Class SD, 7.470%, 06/15/32 (01/15/16)[9]	286,666	60,287
Series 3606, Class SN, 5.920%, 12/15/39 (01/15/16)[9]	842,915	141,658
Series 3685, Class EI, 5.000%, 03/15/19	487,020	18,514
Series 3731, Class IO, 5.000%, 07/15/19	236,597	10,155
Series 3882, Class AI, 5.000%, 06/15/26	141,498	8,624
FNMA,
Series 92, Class 2, 9.000%, 12/25/16[7]	1,710	40
Series 306, Class IO, 8.000%, 05/25/30[7]	78,029	21,668
Series 365, Class 4, 5.000%, 04/25/36	64,092	10,848

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips—1.5% (continued)
FNMA REMICS,
Series 2001-82, Class S, 7.408%, 05/25/28 (01/25/16)[7,9]	$245,376	$57,288
Series 2003-48, Class SJ, 5.578%, 06/25/18 (01/25/16)[7,9]	60,218	1,692
Series 2003-73, Class SM, 6.178%, 04/25/18 (01/25/16)[7,9]	8,110	31
Series 2004-49, Class SQ, 6.628%, 07/25/34 (01/25/16)[9]	212,199	40,343
Series 2004-51, Class SX, 6.698%, 07/25/34 (01/25/16)[9]	323,772	73,486
Series 2004-64, Class SW, 6.628%, 08/25/34 (01/25/16)[9]	899,674	183,465
Series 2004-66, Class SE, 6.078%, 09/25/34 (01/25/16)[9]	145,237	26,169
Series 2005-5, Class SD, 6.278%, 01/25/35 (01/25/16)[9]	251,668	42,022
Series 2005-12, Class SC, 6.328%, 03/25/35 (01/25/16)[9]	331,786	64,288
Series 2005-45, Class SR, 6.298%, 06/25/35 (01/25/16)[9]	762,013	141,655
Series 2005-65, Class KI, 6.578%, 08/25/35 (01/25/16)[9]	1,788,623	339,942
Series 2005-66, Class GS, 6.428%, 07/25/20 (01/25/16)[9]	116,028	9,752
Series 2006-3, Class SA, 5.728%, 03/25/36 (01/25/16)[9]	347,068	57,376
Series 2007-75, Class JI, 6.123%, 08/25/37 (01/25/16)[9]	179,800	31,268
Series 2007-85, Class SI, 6.038%, 09/25/37 (01/25/16)[9]	365,455	68,600
Series 2008-86, Class IO, 4.500%, 03/25/23	495,024	19,638
Series 2008-87, Class AS, 7.228%, 07/25/33 (01/25/16)[9]	1,071,447	240,279
Series 2010-37, Class GI, 5.000%, 04/25/25	552,318	19,197
Series 2010-65, Class IO, 5.000%, 09/25/20	868,809	54,942
Series 2010-68, Class SJ, 6.128%, 07/25/40 (01/25/16)[9]	391,838	79,142
Series 2010-105, Class IO, 5.000%, 08/25/20	452,771	31,265
Series 2010-121, Class IO, 5.000%, 10/25/25	323,912	17,329
Series 2011-69, Class AI, 5.000%, 05/25/18	728,283	26,559
Series 2011-88, Class WI, 3.500%, 09/25/26	1,039,364	111,034
Series 2011-124, Class IC, 3.500%, 09/25/21	1,482,196	84,652
Series 2012-126, Class SJ, 4.578%, 11/25/42 (01/25/16)[9]	4,810,122	723,672
GNMA,
Series 2011-32, Class KS, 11.411%, 06/16/34 (01/16/16)[9]	636,747	94,440
Series 2011-94, Class IS, 6.356%, 06/16/36 (01/16/16)[9]	540,823	70,534
Series 2011-146, Class EI, 5.000%, 11/16/41	343,812	85,020
Series 2011-157, Class SG, 6.198%, 12/20/41 (01/20/16)[9]	1,285,946	284,414
Series 2011-167, Class IO, 5.000%, 12/16/20	1,439,790	71,769
Series 2012-34, Class KS, 5.706%, 03/16/42 (01/16/16)[9]	3,227,437	670,457
Series 2012-69, Class QI, 4.000%, 03/16/41	1,546,721	257,441
Series 2012-96, Class IC, 3.000%, 08/20/27	920,731	97,178
Series 2012-101, Class AI, 3.500%, 08/20/27	671,615	81,255
Series 2012-103, Class IB, 3.500%, 04/20/40	1,106,585	132,320
Total Interest Only Strips		6,008,045

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government Obligations—3.2%
U.S. Treasury Inflation Indexed Bonds,
0.375%, 07/15/23	$8,993,600	$8,785,857
2.375%, 01/15/27[10]	3,219,680	3,722,044
Total U.S. Government Obligations		12,507,901
Total U.S. Government and Agency Obligations (cost $309,741,773)		315,327,654
Short-Term Investments—14.0%
U.S. Government and Agency Discount Notes—11.4%
FHLMC, 0.30%, 01/22/16[13]	2,600,000	2,599,805
FHLMC, 0.49%, 04/04/16[10,13]	10,000,000	9,991,150
FHLMC, 0.52%, 05/02/16[13]	7,000,000	6,990,284
FHLMC, 0.54%, 04/07/16[13]	15,000,000	14,986,290
FNMA, 0.27%, 04/20/16[13]	3,000,000	2,996,880
FNMA, 0.39%, 05/11/16[13]	5,000,000	4,992,535
FNMA, 0.39%, 05/18/16[13]	2,500,000	2,496,062
Total U.S. Government and Agency Discount Notes		45,053,006
U.S. Treasury Bills—0.3%
U. S. Treasury Bills, 0.46%, 06/23/16[13,14]	1,030,000	1,027,710

	Shares
Other Investment Companies—2.3%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	9,190,210	9,190,210
Total Short-Term Investments (cost $55,277,425)		55,270,926
Total Investments—105.1% (cost $410,489,428)		415,460,906
Other Assets, less Liabilities—(5.1)%		(20,154,651)
Net Assets—100.0%		$395,306,255

The accompanying notes are an integral part of these financial statements.

Note to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2015, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Chicago Equity Partners Balanced Fund	$158,508,788	$5,645,729	$(3,512,878)	$2,132,851
AMG Chicago Equity Partners Small Cap Value Fund	13,434,296	515,697	(713,897)	(198,200)
AMG Managers High Yield Fund	34,470,673	260,731	(4,010,508)	(3,749,777)
AMG Managers Intermediate Duration Government Fund	291,240,991	3,085,239	(1,468,989)	1,616,250
AMG Managers Short Duration Government Fund	410,504,963	6,214,809	(1,258,866)	4,955,943

*	Non-income producing security.

#	Rounds to less than 0.1%.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers High Yield Fund	$11,074,251	37.6%
AMG Managers Intermediate Duration Government Fund	12,064,500	6.3%
AMG Managers Short Duration Government Fund	21,247,693	5.4%

(b)	Step Bond: A debt instrument with either deferred interest or an interest rate that resets at specific times during its term.

[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Chicago Equity Partners Balanced Fund	$2,123,769	1.4%
AMG Chicago Equity Partners Small Cap Value Fund	419,919	3.3%
AMG Managers High Yield Fund	1,580,119	5.4%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[4]	Variable Rate Security: The rate listed is as of December 31, 2015 and is periodically reset subject to terms and conditions set forth in the debenture.
[5]	Perpetuity Bond. The date shown is the final call date.

[6]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

[7]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities market value at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers High Yield	$314,765	1.1%
AMG Managers Intermediate Duration Government Fund	432,726	0.2%
AMG Managers Short Duration Government Fund	269,624	0.1%

[8]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

[9]	Floating Rate Security: The rate listed is as of December 31, 2015. Date in parentheses represents the security’s next coupon rate reset.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

[10]	Some or all of these securities are segregated as collateral for delayed delivery agreements. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Intermediate Duration Government Fund	$101,078,496	52.6%
AMG Managers Short Duration Government Fund	30,843,052	7.8%

[11]	All or part of the security is delayed delivery transactions. The market value of delayed delivery securities at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Intermediate Duration Government Fund	$101,078,496	52.6%
AMG Managers Short Duration Government Fund	20,364,453	5.2%

[12]	TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

[13]	Represents yield to maturity at December 31, 2015.

[14]	Some or all of this security is held with brokers as collateral for futures contracts. The collateral market value at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Intermediate Duration Government Fund	$89,800	0.0	%#
AMG Managers Short Duration Government Fund	1,027,710	0.3%

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Chicago Equity Partners Balanced Fund
Investments in Securities
Common Stocks†	$99,992,253	—	—	$99,992,253
Corporate Bonds and Notes††	—	$3,506,363	—	3,506,363
U.S. Government and Agency Obligations††	—	51,725,278	—	51,725,278
Short-Term Investments
Repurchase Agreements	—	2,205,649	—	2,205,649
Other Investment Companies	3,212,096	—	—	3,212,096

Total Investments in Securities	$103,204,349	$57,437,290	—	$160,641,639

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Chicago Equity Partners Small Cap Value Fund
Investments in Securities
Common Stocks†	$12,671,792	—	—	$12,671,792
Short-Term Investments
Repurchase Agreements	—	$438,158	—	438,158
Other Investment Companies	126,146	—	—	126,146

Total Investments in Securities	$12,797,938	$438,158	—	$13,236,096

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers High Yield Fund
Investments in Securities
Corporate Bonds and Notes
Industrials	—	$24,882,039	$170,713	$25,052,752
Financials	—	1,852,261	—	1,852,261
Utilities	—	331,209	—	331,209
Floating Rate Senior Loan Interests	—	574,935	700,083	1,275,018
Common Stocks
Industrials	—	—	81,252	81,252
Short-Term Investments
Repurchase Agreements	—	1,652,196	—	1,652,196
Other Investment Companies	$476,208	—	—	476,208

Total Investments in Securities	$476,208	$29,292,640	$952,048	$30,720,896

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2015:

			Floating Rate
	Common	Corporate	Senior Loan
AMG Managers High Yield Fund	Stock	Bond	Interests*	Total
Balance as of December 31, 2014	—	—	$274,666	$274,666
Accrued discounts (premiums)	—	$337	1,245	1,582
Realized gain (loss)	—	—	831	831
Change in unrealized appreciation (depreciation)	$23,236	2,418	(70,401)	(44,747)
Purchases	58,016	167,280	163,805	389,101
Sales	—	(44)	(18,777)	(18,821)
Transfers in to Level 3	—	722	425,626	426,348
Transfers out of Level 3	—	—	(76,912)	(76,912)
Balance as of December 31, 2015	$81,252	$170,713	$700,083	$952,048
Net change in unrealized appreciation/depreciation on investments still held at December 31, 2015	$23,236	$2,418	$(70,401)	$(44,747)

*	The Fund transferred certain investments into Level 3 due to decreased liquidity and decreased visibility into pricing inputs of the third party pricing vendor.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in level 3 of the fair value hierarchy as of December 31, 2015. The table below is not intended to be all-inclusive, but rather provides information on the significant level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of	Valuation	Unobservable
	September 30, 2015	Technique(s)	Inputs	Range	Average
AMG Managers High Yield Fund
Common Stocks	$81,252	Enterprise Value	EV Multiple, Discount	7.4-8.4	7.9
Corporate Bonds	170,280	Enterprise Value	EV Multiple, Discount	7.4-8.4	7.9
Corporate Bonds	433	Broker Quote	Price	n/a	n/a
Floating Rate Senior Loan Interests	700,083	Unadjusted Price from Third Party	Price	n/a	n/a

Total	$952,048

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Intermediate Duration Government Fund
Investments in Securities
Asset-Backed Securities	—	$11,648,454	—	$11,648,454
Mortgage-Backed Securities	—	12,945,974	—	12,945,974
U.S. Government and Agency Obligations††	—	227,123,841	—	227,123,841
Short-Term Investments
U.S. Treasury Bills	—	89,800	—	89,800
Other Investment Companies	$41,049,172	—	—	41,049,172

Total Investments in Securities	$41,049,172	$251,808,069	—	$292,857,241

TBA Sale Commitments	—	$(30,746,253)	—	$(30,746,253)

Financial Derivative Instruments-Assets†††
Interest Rate Contracts	$4,382	—	—	$4,382

Financial Derivative Instruments-Liabilities†††
Interest Rate Contracts	(18,402)	—	—	(18,402)

Total Financial Derivative Instruments	$(14,020)	—	—	$(14,020)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets	Significant Other	Significant
	for Identical Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Managers Short Duration Government Fund
Investments in Securities
Asset-Backed Securities	—	$36,065,196	—	$36,065,196
Mortgage-Backed Securities	—	8,797,130	—	8,797,130
U.S. Government and Agency Obligations††	—	315,327,654	—	315,327,654
Short-Term Investments
U.S. Government and Agency Discount Notes	—	45,053,006	—	45,053,006
U.S. Treasury Bills	—	1,027,710	—	1,027,710
Other Investment Companies	$9,190,210	—	—	9,190,210

Total Investments in Securities	$9,190,210	$406,270,696	—	$415,460,906

Financial Derivative Instruments-Assets†††
Interest Rate Contracts	$73,551	—	—	$73,551

Financial Derivative Instruments-Liabilities†††
Interest Rate Contracts	(53,854)	—	—	(53,854)

Total Financial Derivative Instruments	$19,697	—	—	$19,697

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks, please refer to the respective Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Funds are Level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations; by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.
†††	Derivative instruments, such as futures contracts, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2015, the Funds had no significant transfers between Levels 1 and 2 from the beginning of the reporting period.

The following schedule shows the value of derivative instruments at December 31, 2015:

		Asset Derivatives		Liability Derivatives
	Derivatives not accounted	Statement of Assets and		Statement of Assets and
Fund	for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
AMG Managers Intermediate Duration Government Fund
	Interest rate contracts	Receivable for variation margin[1]	$3,484	Payable for variation margin[1]	$15,516

		Asset Derivatives		Liability Derivatives
	Derivatives not accounted	Statement of Assets and		Statement of Assets and
Fund	for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
AMG Managers Short Duration Government Fund
	Interest rate contracts	Receivable for variation margin[1]	—	Payable for variation margin[1]	$117,516

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/ (depreciation) for AMG Managers Intermediate Duration Government Fund and AMG Managers Short Duration Government Fund of $(14,020) and $19,697, respectively, as reported in the Notes to Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

For the year ended December 31, 2015, the effect of derivative instruments on the Statement of Operations for the Funds and the amount of realized gain/(loss) and change in unrealized gain (loss) on derivatives recognized in income were as follows:

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
	Derivatives not accounted	Statement of Operations	Realized	Statement of Operations	Change in Unrealized
Fund	for as hedging instruments	Location	Gain/(Loss)	Location	Gain/(Loss)
AMG Managers Intermediate Duration Government Fund
	Interest rate contracts	Net realized loss on futures contracts	$(205,712)	Net change in unrealized appreciation- (depreciation) of futures contracts	$15,439

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
	Derivatives not accounted	Statement of Operations	Realized	Statement of Operations	Change in Unrealized
Fund	for as hedging instruments	Location	Gain/(Loss)	Location	Gain/(Loss)
AMG Managers Short Duration Government Fund
	Interest rate contracts futures contracts	Net realized loss on	$(1,360,083)	Net change in unrealized appreciation- (depreciation) of futures contracts	$375,560

At December 31, 2015, the following Fund had TBA forward sale commitments:

(See Note 1(i) in the Notes to Financial Statements.)

AMG Managers Intermediate Duration Government Fund

	Principal	Settlement	Current
Security	Amount	Date	Liability	Proceeds
FNMA, 3.500%, TBA 30 years	$6,900,000	01/13/16	$7,118,890	$(7,118,859)
FNMA, 4.500%, TBA 30 years	1,050,000	01/13/16	1,133,869	(1,132,195)
GNMA, 3.500%, TBA 30 years	16,180,000	01/21/16	16,867,019	(16,794,456)
GNMA, 4.000%, TBA 30 years	1,600,000	01/21/16	1,697,249	(1,689,750)
GNMA, 4.000%, TBA 30 years	3,700,000	01/21/16	3,929,226	(3,921,938)

		Totals	$30,746,253	$(30,657,198)

At December 31, 2015, the following Funds had open futures contracts:

(See Note 8 in the Notes to Financial Statements.)

AMG Managers Intermediate Duration Government Fund

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	3	Short	04/05/16	$883
5-Year Interest Rate Swap	23	Short	03/16/16	1,286
5-Year U.S. Treasury Note	2	Short	04/05/16	526
10-Year Interest Rate Swap	34	Short	03/16/16	(16,554)
10-Year U.S. Treasury Note	5	Long	03/31/16	(1,848)
Ultra U.S. Treasury Bond	2	Long	03/31/16	1,687

			Total	$(14,020)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

AMG Managers Short Duration Government Fund

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	119	Short	04/05/16	$35,031
5-Year Interest Rate Swap	424	Short	03/16/16	26,161
5-Year U.S. Treasury Note	9	Short	04/05/16	2,368
10-Year Interest Rate Swap	65	Short	03/16/16	(31,647)
10-Year U.S. Treasury Note	28	Short	03/31/16	9,991
Ultra U.S. Treasury Bond	26	Short	03/31/16	(22,207)

			Total	$19,697

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

FHLMC:	Federal Home Loan Mortgage Corporation
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
GSMPS:	Goldman Sachs Mortgage Participation Securities
GSR:	Goldman Sachs REMIC
IO:	Interest Only

LB-UBS:	Lehman Brothers-Union Bank of Switzerland
MTN:	Medium-Term Notes
PIK:	Payment-in-Kind
PLC:	Public Limited Company
REIT:	Real Estate Investment Trust
REMICS:	Real Estate Mortgage Investment Conduits
TBA:	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2015

		AMG
	AMG	Chicago Equity
	Chicago Equity	Partners	AMG Managers
	Partners	Small Cap Value	High Yield
	Balanced Fund	Fund	Fund
Assets:
Investments at value* (including securities on loan valued at $2,123,769, $419,919 and $1,580,119, respectively)	$160,641,639	$13,236,096	$30,720,896
Receivable for Fund shares sold	1,774,818	2,063	18,906
Receivable for investments sold	833,028	21,170	—
Dividends, interest and other receivables	304,924	21,601	549,810
Receivable from affiliate	48,176	11,147	16,415
Prepaid expenses	21,253	24,084	16,266
Total assets	163,623,838	13,316,161	31,322,293
Liabilities:
Payable for investments purchased	2,382,667	66,081	—
Payable upon return of securities loaned	2,205,649	438,158	1,652,196
Payable for Fund shares repurchased	1,842,933	12,521	108,913
Payable to affiliate	—	47,346	—
Accrued expenses:
Investment advisory and management fees	90,711	6,861	17,792
Administrative fees	25,918	2,766	5,084
Distribution fees—Investor Class	19,377	3	5,834
Shareholder servicing fees—Investor Class	—	2	—
Shareholder servicing fees—Service Class	5,058	839	—
Trustees fees and expenses	82	6	29
Other	68,420	31,394	88,009
Total liabilities	6,640,815	605,977	1,877,857
Net Assets	$156,983,023	$12,710,184	$29,444,436
Net Assets Represent:
Paid-in capital	$155,449,478	$13,906,227	$35,247,267
(Distributions in excess of) undistributed net investment income	(11,114)	—	24,681
Accumulated net realized loss from investments	(974,948)	(1,002,710)	(2,163,805)
Net unrealized appreciation (depreciation) of investments	2,519,607	(193,333)	(3,663,707)
Net Assets	$156,983,023	$12,710,184	$29,444,436
* Investments at cost	$158,122,032	$13,429,429	$34,384,603

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilitiess (continued)

		AMG
	AMG	Chicago Equity	AMG
	Chicago Equity	Partners	Managers
	Partners	Small Cap Value	High Yield
	Balanced Fund	Fund	Fund
Investor Class Shares:
Net Assets	$94,476,153	$16,254	$27,020,168
Shares outstanding	6,333,138	1,731	3,824,295
Net asset value, offering and redemption price per share	$14.92	$9.39	$7.07
Service Class Shares:
Net Assets	$60,797,788	$11,084,657	n/a
Shares outstanding	4,039,287	1,185,670	n/a
Net asset value, offering and redemption price per share	$15.05	$9.35	n/a
Institutional Class Shares:
Net Assets	$1,709,082	$1,609,273	$2,424,268
Shares outstanding	113,576	172,077	339,517
Net asset value, offering and redemption price per share	$15.05	$9.35	$7.14

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers
	Intermediate	AMG Managers
	Duration	Short Duration
	Government Fund	Government Fund
Assets:
Investments at value*	$292,857,241	$415,460,906
Receivable for delayed delivery investments sold	84,070,114	—
Receivable for paydowns	35,688	221,731
Dividends, interest and other receivables	635,151	1,129,885
Receivable for Fund shares sold	394,349	5,549,567
Cash collateral	—	252,000
Receivable from affiliate	19,471	—
Receivable for variation margin	3,484	—
Prepaid expenses	9,651	10,883
Total assets	378,025,149	422,624,972
Liabilities:
Payable for delayed delivery investments purchased	154,475,535	20,457,884
TBA sale commitments at value (proceeds receivable of $30,657,198 and $0,respectively)	30,746,253	—
Payable for Fund shares repurchased	464,005	6,384,176
Payable for variation margin	15,516	117,516
Payable for investments purchased	4,467	—
Accrued expenses:
Investment advisory and management fees	114,802	235,151
Shareholder servicing fees	16,400	340
Trustees fees and expenses	136	409
Other	148,559	123,241
Total liabilities	185,985,673	27,318,717
Net Assets	$192,039,476	$395,306,255
Net Assets Represent:
Paid-in capital	$192,887,451	$399,176,782
Undistributed net investment income	165,617	324,504
Accumulated net realized loss from investments and futures contracts	(2,540,465)	(9,186,206)
Net unrealized appreciation of investments and futures contracts	1,526,873	4,991,175
Net Assets	$192,039,476	$395,306,255
Shares outstanding	17,771,959	41,087,189
Net asset value, offering and redemption price per share	$10.81	$9.62
* Investments at cost	$291,227,293	$410,489,428

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2015

		AMG
	AMG	Chicago Equity	AMG	AMG Managers
	Chicago Equity	Partners	Managers	Intermediate	AMG Managers
	Partners	Small Cap Value	High Yield	Duration	Short Duration
	Balanced Fund	Fund*	Fund	Government Fund	Government Fund
Investment Income:
Dividend income	$1,032,191 [1]	$195,761 [2]	$588	$53,923	$15,140
Interest income	617,327	—	2,265,980	3,496,435	3,916,506
Securities lending income	15,990	5,192	17,360	—	—
Foreign withholding tax	(9)	(22)	—	—	—
Total investment income	1,665,499	200,931	2,283,928	3,550,358	3,931,646
Expenses:
Investment advisory and management fees	678,609	63,364	243,906	1,325,791	2,662,834
Administrative fees	193,888	25,551	69,687	—	—
Distribution fees—Investor Class	154,319	544	79,604	—	—
Shareholder servicing fees—Investor Class	—	326	—	—	—
Shareholder servicing fees—Service Class	28,730	9,055	—	—	—
Shareholder servicing fees	—	—	—	189,399	3,676
Custodian fees	61,154	9,445	66,593	71,236	103,330
Registration fees	56,446	54,420	31,072	23,058	26,907
Professional fees	44,275	25,157	57,726	63,276	76,736
Reports to shareholders	16,098	12,125	13,449	37,836	71,749
Transfer agent fees	12,511	4,890	13,361	19,023	18,203
Trustees fees and expenses	5,126	406	2,141	11,126	22,182
Miscellaneous	2,794	1,828	1,344	3,704	4,293
Total expenses before offsets/reductions	1,253,950	207,111	578,883	1,744,449	2,989,910
Expense reimbursements	(256,154)	(100,095)	(185,686)	(58,801)	—
Expense reductions	(13,795)	(3,877)	—	—	—
Fee waivers	—	—	—	(13,520)	—
Net expenses	984,001	103,139	393,197	1,672,128	2,989,910
Net investment income	681,498	97,792	1,890,731	1,878,230	941,736
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	2,473,703	(999,755)	(45,820)	1,843,016	497,541
Net realized loss on futures contracts	—	—	—	(205,712)	(1,360,083)
Net change in unrealized appreciation (depreciation) of investments	(1,434,299)	(193,333)	(3,262,411)	(1,618,789)	(992,062)
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	—	15,439	375,560
Net realized and unrealized gain (loss)	1,039,404	(1,193,088)	(3,308,231)	33,954	(1,479,044)
Net increase (decrease) in net assets resulting from operations	$1,720,902	$(1,095,296)	$(1,417,500)	$1,912,184	$(537,308)

*	Commencement of operations was on January 2, 2015.
[1]	Includes non-recurring dividends of $ 64,131.
[2]	Includes non-recurring dividends of $ 11,502.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

			AMG Chicago
			Equity	AMG Managers High
	AMG Chicago Equity		Small Cap Value	Yield
	Partners Balanced Fund		Fund*	Fund
	2015	2014	2015	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$681,498	$445,430	$97,792	$1,890,731	$1,942,264
Net realized gain (loss) on investments	2,473,703	5,348,407	(999,755)	(45,820)	463,758
Net change in unrealized appreciation (depreciation) of investments	(1,434,299)	(680,658)	(193,333)	(3,262,411)	(1,737,634)
Net increase (decrease) in net assets resulting from operations	1,720,902	5,113,179	(1,095,296)	(1,417,500)	668,388
Distributions to Shareholders:
From net investment income:
Investor Class	(520,943)	(255,532)	—	(1,716,173)	(1,776,356)
Service Class	(326,230)	(67,831)	(87,485)	—	—
Institutional Class	(45,707)	(108,580)	(14,054)	(169,087)	(166,982)
From net realized gain on investments:
Investor Class	(2,381,784)	(3,590,785)	—	—	—
Service Class	(1,556,354)	(810,554)	—	—	—
Institutional Class	(43,342)	(1,055,585)	—	—	—
Total distributions to shareholders	(4,874,360)	(5,888,867)	(101,539)	(1,885,260)	(1,943,338)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	91,503,363	23,554,155	13,907,019	(5,092,769)	4,598,297
Total increase (decrease) in net assets	88,349,905	22,778,467	12,710,184	(8,395,529)	3,323,347
Net Assets:
Beginning of year	68,633,118	45,854,651	—	37,839,965	34,516,618
End of year	$156,983,023	$68,633,118	$12,710,184	$29,444,436	$37,839,965
End of year (distributions in excess of) undistributed net investment income	$(11,114)	$7,856	—	$24,681	$7,556

*	Commencement of operations was on January 2, 2015.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets (continued)

For the years ended December 31,

	AMG Managers Intermediate Duration		AMG Managers Short Duration
	Government Fund		Government Fund
	2015	2014	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,878,230	$2,189,952	$941,736	$1,950,075
Net realized gain (loss) on investments and futures contracts	1,637,304	4,637,953	(862,542)	(35,126)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(1,603,350)	2,287,316	(616,502)	418,867
Net increase (decrease) in net assets resulting from operations	1,912,184	9,115,221	(537,308)	2,333,816
Distributions to Shareholders:
From net investment income	(1,715,923)	(2,186,725)	(613,266)	(2,078,120)
From net realized gain on investments	(2,980,423)	(3,467,539)	—	—
Total distributions to shareholders	(4,696,346)	(5,654,264)	(613,266)	(2,078,120)
Capital Share Transactions:
Proceeds from sale of shares	80,828,756	63,567,920	247,057,885	160,549,746
Reinvestment of dividends and distributions	4,309,750	5,096,002	544,398	1,907,063
Cost of shares repurchased	(64,452,490)	(34,902,523)	(236,391,813)	(199,954,281)
Net increase (decrease) from capital share transactions	20,686,016	33,761,399	11,210,470	(37,497,472)
Total increase (decrease) in net assets	17,901,854	37,222,356	10,059,896	(37,241,776)
Net Assets:
Beginning of year	174,137,622	136,915,266	385,246,359	422,488,135
End of year	$192,039,476	$174,137,622	$395,306,255	$385,246,359
End of year undistributed net investment income	$165,617	$3,101	$324,504	—

Share Transactions:
Sale of shares	7,332,604	5,754,077	25,577,569	16,610,106
Reinvested shares from dividends and distributions	396,581	465,823	56,336	197,427
Shares repurchased	(5,851,649)	(3,191,247)	(24,480,608)	(20,694,738)
Net increase (decrease) in shares	1,877,536	3,028,653	1,153,297	(3,887,205)

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$15.09	$15.13	$14.19	$13.70	$13.49
Income from Investment Operations:
Net investment income[1,2]	0.10 [17]	0.11	0.10 [4]	0.18	0.18
Net realized and unrealized gain on investments	0.23	1.37	2.33	1.16	0.69
Total income from investment operations	0.33	1.48	2.43	1.34	0.87
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.11)	(0.09)	(0.17)	(0.18)
Net realized gain on investments	(0.39)	(1.41)	(1.40)	(0.68)	(0.48)
Total distributions to shareholders	(0.50)	(1.52)	(1.49)	(0.85)	(0.66)
Net Asset Value, End of Year	$14.92	$15.09	$15.13	$14.19	$13.70
Total Return[1]	2.19%	9.69%	17.14%	9.86%	6.45%
Ratio of net expenses to average net assets (with offsets/reductions)	1.08%	1.07%	1.10%[5]	1.17%[6,7]	1.24%
Ratio of expenses to average net assets (with offsets)	1.09%	1.09%	1.11%[5]	1.18%[6]	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.36%	1.40%	1.55%[5]	1.52%[6]	1.70%
Ratio of net investment income to average net assets[1]	0.64%	0.70%	0.62%[5]	1.21%[6]	1.27%
Portfolio turnover	105%	92%	90%	110%	94%
Net assets at end of year (000’s omitted)	$94,476	$41,751	$33,151	$26,047	$17,519

				For the period ended
	For the years ended			December 1, 2012
	December 31,			through
Service Class	2015	2014	2013	December 31, 2012*
Net Asset Value, Beginning of Period	$15.23	$15.26	$14.30	$15.11
Income from Investment Operations:
Net investment income[1,2]	0.12 [17]	0.15	0.13 [4]	0.02
Net realized and unrealized gain (loss) on investments	0.23	1.37	2.36	(0.08)
Total income (loss) from investment operations	0.35	1.52	2.49	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.13)	(0.12)	(0.06)
Net realized gain on investments	(0.39)	(1.42)	(1.41)	(0.69)
Total distributions to shareholders	(0.53)	(1.55)	(1.53)	(0.75)
Net Asset Value, End of Period	$15.05	$15.23	$15.26	$14.30
Total Return[1]	2.29%	9.93%	17.45%[8]	(0.36)%[8,15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.93%	0.86%	0.92%[5]	0.82%[6,16]
Ratio of expenses to average net assets (with offsets)	0.94%	0.88%	0.93%[5]	0.83%[6,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.21%	1.20%	1.39%[5]	1.62%[6,16]
Ratio of net investment income to average net assets[1]	0.80%	0.91%	0.83%[5]	1.90%[6,16]
Portfolio turnover	105%	92%	90%	110%[15]
Net assets at end of period (000’s omitted)	$60,798	$14,481	$1,581	$9

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$15.22	$15.26	$14.31	$13.82	$13.60
Income from Investment Operations:
Net investment income[1,2]	0.14 [17]	0.15	0.14 [4]	0.21	0.21
Net realized and unrealized gain on investments	0.23	1.38	2.35	1.18	0.71
Total income from investment operations	0.37	1.53	2.49	1.39	0.92
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.15)	(0.13)	(0.21)	(0.22)
Net realized gain on investments	(0.39)	(1.42)	(1.41)	(0.69)	(0.48)
Total distributions to shareholders	(0.54)	(1.57)	(1.54)	(0.90)	(0.70)
Net Asset Value, End of Year	$15.05	$15.22	$15.26	$14.31	$13.82
Total Return[1]	2.44%	9.97%	17.45%	10.09%	6.77%
Ratio of net expenses to average net assets (with offsets/reductions)	0.83%	0.82%	0.85%[5]	0.92%[6,7]	0.99%
Ratio of expenses to average net assets (with offsets)	0.84%	0.84%	0.86%[5]	0.93%[6]	1.00%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.09%	1.15%	1.30%[5]	1.27%[6]	1.45%
Ratio of net investment income to average net assets[1]	0.89%	0.95%	0.88%[5]	1.46%[6]	1.52%
Portfolio turnover	105%	92%	90%	110%	94%
Net assets at end of year (000’s omitted)	$1,709	$12,401	$11,122	$9,601	$8,885

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each period

For the period ended
Investor Class	December 31, 2015**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss[1,2]	(0.08)[17]
Net realized and unrealized loss on investments	(0.53)
Total loss from investment operations	(0.61)
Net Asset Value, End of Period	$9.39
Total Return[1]	(6.10)%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.32%[16]
Ratio of expenses to average net assets (with offsets)	1.35%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.34%[16]
Ratio of net investment loss to average net assets[1]	(0.77)%[16]
Portfolio turnover	138%[15]
Net assets at end of period (000’s omitted)	$16

For the period ended
Service Class	December 31, 2015**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.10 [17]
Net realized and unrealized loss on investments	(0.68)
Total loss from investment operations	(0.58)
Less Distributions to Shareholders from:
Net investment income	(0.07)
Net Asset Value, End of Period	$9.35
Total Return[1]	(5.77)%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.03%[16]
Ratio of expenses to average net assets (with offsets)	1.06%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.85%[16]
Ratio of net investment income to average net assets[1]	0.98%[16]
Portfolio turnover	138%[15]
Net assets at end of period (000’s omitted)	$11,085

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each period

For the period ended
Institutional Class	December 31, 2015**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.11 [17]
Net realized and unrealized loss on investments	(0.68)
Total loss from investment operations	(0.57)
Less Distributions to Shareholders from:
Net investment income	(0.08)
Net Asset Value, End of Period	$9.35
Total Return[1]	(5.69)%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.92%[16]
Ratio of expenses to average net assets (with offsets)	0.95%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	3.06%[16]
Ratio of net investment income to average net assets[1]	1.07%[16]
Portfolio turnover	138%[15]
Net assets at end of period (000’s omitted)	$1,609

AMG Managers High Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$7.84	$8.09	$8.07	$7.51	$7.74
Income from Investment Operations:
Net investment income[1,2]	0.42	0.42	0.47	0.54	0.56
Net realized and unrealized gain (loss) on investments	(0.77)	(0.26)	0.02	0.56	(0.22)
Total income (loss) from investment operations	(0.35)	0.16	0.49	1.10	0.34
Less Distributions to Shareholders from:
Net investment income	(0.42)	(0.41)	(0.47)	(0.54)	(0.57)
Net Asset Value, End of Year	$7.07	$7.84	$8.09	$8.07	$7.51
Total Return[1]	(4.77)%	1.99%	6.21%[8]	15.12%[8]	4.54%
Ratio of net expenses to average net assets (with offsets/reductions)	1.15%	1.15%	1.17%[9]	1.15%[10]	1.15%
Ratio of expenses to average net assets (with offsets)	1.15%	1.15%	1.17%[9]	1.15%[10]	1.15%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.68%	1.67%	1.70%[9]	1.73%[10]	1.69%
Ratio of net investment income to average net assets[1]	5.41%	5.12%	5.76%[9]	6.87%[10]	7.35%
Portfolio turnover	42%	40%	39%	48%	48%
Net assets at end of year (000’s omitted)	$27,020	$34,709	$31,751	$30,817	$23,957

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$7.92	$8.18	$8.16	$7.59	$7.82
Income from Investment Operations:
Net investment income[1,2]	0.44	0.44	0.49	0.56	0.59
Net realized and unrealized gain (loss) on investments	(0.78)	(0.26)	0.02	0.58	(0.22)
Total income (loss) from investment operations	(0.34)	0.18	0.51	1.14	0.37
Less Distributions to Shareholders from:
Net investment income	(0.44)	(0.44)	(0.49)	(0.57)	(0.60)
Net Asset Value, End of Year	$7.14	$7.92	$8.18	$8.16	$7.59
Total Return[1]	(4.56)%	2.16%	6.47%	15.46%	4.83%
Ratio of net expenses to average net assets (with offsets/reductions)	0.90%	0.90%	0.92%[9]	0.90%[10]	0.90%
Ratio of expenses to average net assets (with offsets)	0.90%	0.90%	0.92%[9]	0.90%[10]	0.90%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.43%	1.42%	1.45%[9]	1.48%[10]	1.44%
Ratio of net investment income to average net assets[1]	5.65%	5.37%	6.01%[9]	7.12%[10]	7.60%
Portfolio turnover	42%	40%	39%	48%	48%
Net assets at end of year (000’s omitted)	$2,424	$3,131	$2,765	$2,538	$5,247

AMG Managers Intermediate Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.96	$10.64	$10.98	$11.10	$11.01
Income from Investment Operations:
Net investment income[1]	0.11 [2]	0.17 [2]	0.18 [2]	0.20 [2]	0.30
Net realized and unrealized gain (loss) on investments	0.01	0.54	(0.32)	0.14	0.34
Total income (loss) from investment operations	0.12	0.71	(0.14)	0.34	0.64
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.17)	(0.18)	(0.20)	(0.30)
Net realized gain on investments	(0.17)	(0.22)	(0.02)	(0.26)	(0.25)
Total distributions to shareholders	(0.27)	(0.39)	(0.20)	(0.46)	(0.55)
Net Asset Value, End of Year	$10.81	$10.96	$10.64	$10.98	$11.10
Total Return[1]	1.09%[8]	6.73%[8]	(1.25)%[8]	3.15%[8]	5.88%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.88%	0.89%	0.91%[11]	0.89%[12]	0.88%
Ratio of expenses to average net assets (with offsets)	0.88%	0.89%	0.91%[11]	0.89%[12]	0.88%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.92%	0.96%	0.94%[11]	0.92%[12]	0.94%
Ratio of net investment income to average net assets[1]	0.99%	1.54%	1.64%[11]	1.81%[12]	2.64%
Portfolio turnover	21%	11%	29%	21%	453%
Net assets at end of year (000’s omitted)	$192,039	$174,138	$136,915	$185,898	$178,087

AMG Managers Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.65	$9.64	$9.65	$9.57	$9.58
Income from Investment Operations:
Net investment income[1]	0.02 [2]	0.05 [2]	0.03 [2]	0.08 [2]	0.09
Net realized and unrealized gain (loss) on investments	(0.03)	0.01	(0.01)	0.08	(0.01)
Total income (loss) from investment operations	(0.01)	0.06	0.02	0.16	0.08
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.05)	(0.03)	(0.08)	(0.09)
Net Asset Value, End of Year	$9.62	$9.65	$9.64	$9.65	$9.57
Total Return[1]	(0.15)%	0.60%	0.20%	1.64%	0.80%
Ratio of net expenses to average net assets (with offsets/reductions)	0.79%	0.80%	0.79%[13]	0.81%[14]	0.82%
Ratio of expenses to average net assets (with offsets)	0.79%	0.80%	0.79%[13]	0.81%[14]	0.82%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.79%	0.80%	0.79%[13]	0.81%[14]	0.82%
Ratio of net investment income to average net assets[1]	0.25%	0.47%	0.27%[13]	0.80%[14]	0.89%
Portfolio turnover	51%	41%	48%	49%	141%
Net assets at end of year (000’s omitted)	$395,306	$385,246	$422,488	$466,415	$393,014

Notes to Financial Highlights

*	Commencement of operations was December 1, 2012.
**	Commencement of operations was January 2, 2015.
[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]	Per share numbers have been calculated using average shares.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.12, and $0.13 for AMG Chicago Equity Partners Balanced Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.014% and 0.019% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[7]	Effective July 1, 2012, the Fund’s expense cap was reduced to 0.84% from 1.00%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2012.
[8]	The total return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[9]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.021% of average net assets for the Investor Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.005% and 0.004% of average net assets for the Investor Class and Institutional Class, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[12]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[13]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[14]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[15]	Not annualized.
[16]	Annualized.
[17]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for AMG Chicago Equity Partners Balanced Fund’s Investor Class, Service Class, and Institutional Class shares, respectively and net investment income (loss) per share would have been $(0.09), $0.09, and $0.10 for AMG Chicago Equity Partners Small Cap Value Fund’s Investor Class, Service Class, and Institutional Class share, respectively.

Notes to Financial Statements

December 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as a Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG Chicago Equity Partners Small Cap Value Fund (“Small Cap Value”) and AMG Funds II: AMG Chicago Equity Partners Balanced Fund (“Balanced”), AMG Managers High Yield Fund (“High Yield”), AMG Managers Intermediate Duration Government Fund (“Intermediate Duration”) and AMG Managers Short Duration Government Fund (“Short Duration”), each a “Fund” and collectively the “Funds.” High Yield will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 90 days of the purchase of those shares. For the year ended December 31, 2015, High Yield had redemption fees amounting to $4,518.

The Small Cap Value Fund had an inception date of December 31, 2014. The Fund’s commencement of operations was on January 2, 2015.

Balanced and Small Cap Value offer three classes of shares: Investor, Service and Institutional Class. High Yield offers two classes of shares: Investor and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that

80

Notes to Financial Statements (continued)

would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2015, the amount by which the Fund’s expenses were reduced and the impact on the expense ratios, if any, were as follows: Balanced—$13,795 or 0.01%, and Small Cap Value—$3,877 or 0.03%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2015, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, the Funds did not incur overdraft fees.

81

Notes to Financial Statements (continued)

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The permanent differences are due to write-off of interest on certain defaulted bonds, and the treatment of certain sales or exchanges in corporate inversion transactions. Temporary differences are due to differing treatments for losses deferred due to tax regulations, wash sales, futures and tax straddles.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

			Small Cap
	Balanced		Value	High Yield		Intermediate Duration		Short Duration
	2015	2014	2015	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$891,722	$431,943	$101,539	$1,885,260	$1,943,338	$1,715,923	$2,186,725	$613,266	$1,950,075
Short-term capital gains	428,523	1,411,082	—	—	—	2,802,915	3,286,678	—	—
Long-term capital gains	3,554,115	4,045,842	—	—	—	177,508	180,861	—	—

Total	$4,874,360	$5,888,867	$101,539	$1,885,260	$1,943,338	$4,696,346	$5,654,264	$613,266	$1,950,075

As of December 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Balanced	Small Cap Value	High Yield	Intermediate Duration	Short Duration
Capital loss carryforward	—	$418,019	$1,914,719	—	$2,561,397
Undistributed ordinary income	—	—	24,681	$165,617	324,504
Undistributed short-term capital gains	—	—	—	3,504	—
Undistributed long-term capital gains	—	—	—	—	—
Late-year loss deferral	$(588,729)	(579,824)	(163,016)	—	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2015 and all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

82

Notes to Financial Statements (continued)

	Capital Loss
	Carryover Amounts
Fund	Short-Term Long- Term		Expires December 31,
Small Cap Value
(Post-Enactment)	$418,019	—	Unlimited
High Yield
(Pre-Enactment)	$1,914,719	—	2017
Short Duration
(Pre-Enactment)	$585,044	—	2017
(Post-Enactment)	$360,270	$1,616,083	Unlimited

Balanced and Intermediate Duration had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Balanced and Intermediate Duration incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the year ended December 31, 2015, the following Funds utilized capital loss carryovers in the amount of:

Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Balanced	—	—
Small Cap Value	—	—
High Yield	$190,503	—
Intermediate Duration	—	—
Short Duration	—	—

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2015 and 2014, the capital stock transactions by class for Balanced, Small Cap Value and High Yield were as follows:

	Balanced				Small Cap*
	2015		2014		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	4,917,700	$75,876,816	1,202,988	$19,138,905	1,181,275	$12,083,124
Reinvestment of distributions	169,057	2,540,619	208,257	3,173,093	—	—
Cost of shares repurchased	(1,519,741)	(23,301,123)	(836,466)	(13,186,170)	(1,179,544)	(12,193,236)

Net increase (decrease)	3,567,016	$55,116,312	574,779	$9,125,828	1,731	$(110,112)

Service Class:
Proceeds from sale of shares	3,649,007	$56,053,664	1,334,849	$20,991,730	1,308,993	$13,485,730
Reinvestment of distributions	32,172	487,073	9,184	142,301	9,228	87,485
Cost of shares repurchased	(592,922)	(9,069,021)	(496,623)	(8,023,723)	(132,551)	(1,308,615)

Net increase	3,088,257	$47,471,716	847,410	$13,110,308	1,185,670	$12,264,600

Institutional Class:
Proceeds from sale of shares	113,841	$1,780,500	131,007	$2,098,590	185,788	$1,891,574
Reinvestment of distributions	5,616	86,077	75,120	1,155,376	1,481	14,055
Cost of shares repurchased	(820,603)	(12,951,242)	(120,406)	(1,935,947)	(15,192)	(153,098)

Net increase (decrease)	(701,146)	$(11,084,665)	85,721	$1,318,019	172,077	$1,752,531

Notes to Financial Statements (continued)

	High Yield
	2015		2014
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	458,232	$3,548,190	1,152,505	$9,370,757
Reinvestment of distributions	201,329	1,540,515	195,308	1,581,726
Cost of shares repurchased	(1,264,058)	(9,754,397)	(841,406)	(6,824,466)

Net increase (decrease)	(604,497)	$(4,665,692)	506,407	$4,128,017

Institutional Class:
Proceeds from sale of shares	64,450	$499,391	109,032	$896,735
Reinvestment of distributions	20,559	159,183	18,929	154,888
Cost of shares repurchased	(140,790)	(1,085,651)	(70,641)	(581,343)

Net increase (decrease)	(55,781)	$(427,077)	57,320	$470,280

*	Commencement of operations was on January 2, 2015, and included an initial subscription from the Investment Manager.

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Balanced—two collectively own 39%; Intermediate Duration – two collectively own 49%; Short Duration three collectively own 83%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Balanced, Small Cap Value, High Yield,

Intermediate Duration and Short Duration was $2,205,649, $438,158, $1,652,196, $0 and $0, respectively.

i. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Funds may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

j. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed

Notes to Financial Statements (continued)

delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. The investment portfolio of Balanced and Small Cap Value are managed by Chicago Equity Partners, LLC (“CEP”). AMG indirectly owns a majority interest in CEP.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Balanced	0.70%
Small Cap Value	0.62%
High Yield	0.70%
Intermediate Duration	0.70%
Short Duration	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Balanced, Small Cap Value and High Yield to 0.84%, 0.95% and 0.90%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.89% of Intermediate Duration Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the year ended December 31, 2015, each Fund’s components of reimbursement available are detailed in the following chart:

	Balanced	Small Cap Value
Reimbursement Available—12/31/14	$485,939	—
Additional Reimbursements	256,154	$100,095
Expired Reimbursements	(126,271)	—

Reimbursement Available—12/31/15	$615,822	$100,095

	High Yield	Intermediate Duration
Reimbursement Available—12/31/14	$545,202	$183,362
Additional Reimbursements	185,686	58,801
Expired Reimbursements	(168,498)	(45,094)

Reimbursement Available—12/31/15	$562,390	$197,069

The expiration of each Fund’s reimbursement are as follows:

Expiry Date	Balanced	Small Cap Value
Less than 1 year	$181,501	—
Within 2 years	178,167	—
Within 3 years	256,154	$100,095

Total Amount Subject to Reimbursement	$615,822	$100,095

Expiry Date	High Yield	Intermediate Duration
Less than 1 year	$179,573	$46,830
Within 2 years	197,131	91,438
Within 3 years	185,686	58,801

Total Amount Subject to Reimbursement	$562,390	$197,069

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from

Notes to Financial Statements (continued)

JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Money Market Funds. For the year ended December 31, 2015, the management fee for Intermediate Duration was reduced by $13,520.

Balanced, Small Cap Value and High Yield have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Balanced, Small Cap Value and High Yield each pay a fee to the Administrator at the rate of 0.20%, 0.25%, 0.20%, respectively, per annum of each Fund’s average daily net assets for this service.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the Funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, Balanced, Small Cap Value and High Yield may make payments to the Distributor for their expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For Intermediate Duration, the Investor Class of Small Cap Value, and the Service Class of both Balanced and Small Cap Value, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. For Short Duration, the Board has approved the Fund to pay shareholder servicing fees directly to a broker-dealer for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value.

The impact on the annualized expense ratios for the year ended December 31, 2015, was as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Balanced-Service Class	0.100%	0.100%
Small Cap Value-Service Class	0.150%	0.110%
Small Cap Value-Investor Class	0.150%	0.150%
Intermediate Duration	0.100%	0.100%
Short Duration	0.100%	0.001%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the following Funds either borrowed or lent to other Funds in the AMG Funds family: Balanced lent $1,186,568 for one day earning interest of $23, Intermediate Duration lent varying amounts not exceeding $3,005,600 for two days earning interest of $105 and Short Duration lent $1,640,771 for one day earning interest of $29. The interest amount is included in the Statement of Operations as interest income. Balanced borrowed varying amounts not exceeding $4,386,070, for 15 days paying interest of $417. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2015, the Funds had no interfund loans outstanding.

86

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2015, were as follows:

	Long-Term Securities
	(excluding U.S. Government
	Obligations)
Fund	Purchases	Sales
Balanced	$129,462,336	$72,480,568
Small Cap Value	29,036,437	15,158,228
High Yield	14,144,113	18,471,999
Intermediate Duration	37,286,401	17,052,876
Short Duration	64,954,905	72,530,426

	U.S. Government Obligations
Fund	Purchases	Sales
Balanced	$59,323,958	$28,107,373
Small Cap Value	—	—
High Yield	—	—
Intermediate Duration	68,381,118	30,065,694
Short Duration	121,084,534	98,402,312

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2015, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Balanced	$2,123,769	$2,205,649
Small Cap Value	419,919	438,158
High Yield	1,580,119	1,652,196

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedules of Portfolio Investments. For the year ended December 31, 2015, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Intermediate	Short
	Duration	Duration
Financial futures contracts:
Average number of contracts purchased	7	16
Average number of contracts sold	63	547
Average notional value of contracts purchased	$980,466	$1,867,384
Average notional value of contracts sold	$6,879,500	$65,794,132

Notes to Financial Statements (continued)

8. FUTURES CONTRACTS

The Funds entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For over-the-counter (“OTC”) futures, daily variation margin is not required. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

9. RISKS ASSOCIATED WITH COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

The net asset values of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

10. DOLLAR ROLL AGREEMENTS

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

11. STRIPPED SECURITIES

The Funds invest in stripped securities (“STRIPS”), primarily interest-only strips, for their hedging characteristics. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

88

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets	Financial
	Presented in the Statement of	Instruments	Cash Collateral
Fund	Assets and Liabilities	Collateral	Received	Net Amount
Balanced
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	1,000,000	1,000,000
Nomura Securities International, Inc.	205,649	205,649	—	—

Total	$2,205,649	$2,205,649	—	—

Small Cap Value
HSBC Securities USA, Inc.	$65,724	$65,724	—	—
RBC Capital Markets LLC	372,434	372,434	—	—

Total	$438,158	$438,158	—	—

High Yield
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	652,196	652,196	—	—

Total	$1,652,196	$1,652,196	—	—

13. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Intermediate Duration Government Fund and AMG Managers Short Duration Government Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Intermediate Duration Government Fund and AMG Managers Short Duration Government Fund each hereby designates $3,554,115, $0, $0, $177,508 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such fiscal year.

Report of Independent Registered Public Accounting Firm

TO THE BOARDS OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND THE SHAREHOLDERS OF AMG CHICAGO EQUITY PARTNERS BALANCED FUND, AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND, AMG MANAGERS HIGH YIELD FUND, AMG MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND AND AMG MANAGERS SHORT DURATION GOVERNMENT FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers High Yield Fund, AMG Managers Intermediate Duration Government Fund, and AMG Managers Short Duration Government Fund (the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67
• Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 74
• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 - AMG Funds

Edward J. Kaier, 70

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex

• Trustee since 2013	Kurt A. Keilhacker, 52
• Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 - AMG Funds

Steven J. Paggioli, 65

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex

• Trustee since 2013	Richard F. Powers III, 70
• Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 - AMG Funds

Eric Rakowski, 57

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2000 - AMG Funds II • Oversees 74 Funds in Fund Complex

• Trustee since 2013	Victoria L. Sassine, 50
• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 72 Funds in Fund Complex

Thomas R. Schneeweis, 68

Professor Emeritus, University of Massachusetts (2013—Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 63
• Oversees 74 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer	Keitha L. Kinne, 57
since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial	Donald S. Rumery, 57
Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer	John C. Ball, 40
since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer	John J. Ferencz, 53
since 2010	Vice President, Chief Compliance Officer—AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering	Patrick J. Spellman, 41
Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG Managers Skyline Special Equities Fund: SKSEX

www.amgfunds.com	AR018-1215

AMG Managers Skyline Special Equities Fund

Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENT, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	9

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	10
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	11
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	12
Detail of changes in assets for the past two years

Financial Highlights	13
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	14
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

TRUSTEES AND OFFICERS	20

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI All Country World ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Bond Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World ex USA Index)	(5.66)%	1.50%	1.06%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.22%	0.17%	0.19%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2015	Expense Ratio for the Period	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During the Period*
AMG Managers Skyline Special Equities Fund
Based on Actual Fund Return	1.32%	$1,000	$902	$6.33
Hypothetical (5% return before expenses)	1.32%	$1,000	$1,019	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 365.

3

AMG Managers Skyline Special Equities Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For 2015, the AMG Managers Skyline Special Equity Fund (the “Fund”) returned (6.1)%, compared to a (4.4)% return for the Russell 2000® Index and a (7.5)% return for the Russell 2000® Value Index. The Fund outperformed the Russell 2000® Value Index and underperformed the Russell 2000® Index. Stock selection was strong relative to both benchmarks but not strong enough to offset disadvantageous sector allocation relative to the Russell 2000® Index.

The outlook for earnings growth has become less certain as a result of the apparent slowing of the global economy. At the same time, small-capitalization stock valuations have improved with the recent pull back in stock prices. If the companies in the Fund achieve the earnings growth we expect, we believe potential for further stock price gains remains.

FUND REVIEW

For all of 2015, the health care sector was the largest contributor to the Fund’s performance on an absolute basis, due in part to solid performances by health care staffing companies Cross Country Healthcare, Inc. and AMN Healthcare Services, Inc. Both companies benefitted as the Affordable Care Act increased demand for their staffing services. In addition, new management is driving improved profitability at Cross Country.

The factor that had the largest positive contribution to the Fund’s performance compared to its benchmarks during 2015 was its relatively low exposure to companies tied to globally-traded commodities. This was despite relatively large weightings in the materials and industrials sectors. Representative of the Fund’s materials holdings were Headwaters, Inc., a building materials producer that benefited from an improving U.S. housing market, and Avery Dennison Corp., a specialty materials company that is a purchaser rather than seller of commodity products and therefore benefited as prices declined. Both Headwaters and Avery contributed significantly to the Fund’s performance during 2015. Within industrials, the Fund’s holdings were heavily weighted towards commercial services stocks. These companies’ results are more closely tied to service industries and white-collar employment, a segment of the economy that is currently healthier than industrial production. ManpowerGroup, Inc., a leading employment services firm, delivered strong earnings growth and was a significant contributor to the Fund’s return in the past year.

The consumer discretionary sector detracted most from the Fund’s performance on both an absolute and relative basis for the year. The Fund’s retailers were particularly hard hit. Several Fund holdings are in the process of integrating acquisitions, upgrading information systems, and/or implementing multi-channel retailing strategies. The issues that often arise during these processes were exacerbated by a choppy consumer spending environment. Aaron’s, Inc., a provider of lease-to-own consumer products, declined after an earnings report that was weak due mainly to higher-than-expected credit costs. Our analysis indicates the credit issues were temporary in nature and the company’s long-term growth prospects are on track.

OUTLOOK

Entering 2013, the Price/Earnings (P/E) on the Fund’s holdings was 17.7x. The Fund rose over 50% that year, due in part to strong earnings growth but more importantly due to an expansion in the P/E multiple to 21.7x. Earnings continued to grow in 2014 and 2015, but stock prices were little changed over that time period. The combination of earnings growth and flat stock prices over the last two years, along with Fund portfolio changes, has resulted in a contraction of the Fund’s P/E multiple to 17.9x.

We bring this up not to suggest that we believe the Fund will rise over 50% in 2016. In fact, the outlook today is not as robust as it was at the beginning of 2013. The U.S. economic recovery was in its earlier stages that year, and the median expected Earnings Per Share (EPS) growth of the companies in the Fund was 16%, versus 10% today.

We mention it to highlight the fact that although stock prices generally follow earnings growth over the long run, they can move in different directions over shorter time frames. We believe that valuations have fallen to levels that will allow for stock price appreciation if companies deliver earnings growth approaching our expectations.

This commentary reflects the viewpoints of Skyline Asset Management, L.P., as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

4

AMG Managers Skyline Special Equities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Fund on December 31, 2005 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Skyline Special Equities Fund, the Russell 2000® Value Index and the Russell 2000® Index for the same time periods ended December 31, 2015.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Skyline Special Equities Fund [2,3,4,5]	(6.05)%	11.61%	7.88%[6]
Russell 2000® Value Index[7]	(7.47)%	7.67%	5.57%
Russell 2000® Index[8]	(4.41)%	9.19%	6.80%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[5]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[6]	Effective after the close of business on December 31, 2007, the Fund was reorganized into the AMG Managers Skyline Special Equities Fund, a series of AMG Funds. The returns shown include the performance of the predecessor Fund.
[7]	The Russell 2000® Value Index is an unmanaged, market value weighted, value oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment, and does not incur expenses.
[8]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index, and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indicies are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Managers Skyline Special Equities Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

Sector	AMG Managers Skyline Special Equities Fund**	Russell 2000® Value Index	Russell 2000® Index
Industrials	26.5%	11.6%	12.1%
Financials	22.0%	43.8%	25.6%
Consumer Discretionary	17.6%	10.1%	13.5%
Information Technology	15.9%	10.8%	18.0%
Materials	8.4%	3.1%	3.6%
Health Care	4.7%	4.6%	16.5%
Energy	0.8%	4.4%	2.8%
Consumer Staples	0.0%	3.3%	3.4%
Telecommunication Services	0.0%	0.9%	0.8%
Utilities	0.0%	7.4%	3.7%
Other Assets and Liabilities	4.1%	0.0%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Granite Construction, Inc.	2.4%
Greenhill & Co., Inc.	2.3
WNS Holdings, Ltd.	2.2
Berry Plastics Group, Inc.	2.2
Sterling Bancorp*	2.2
Avery Dennison Corp.*	2.1
First Midwest Bancorp, Inc.*	2.1
MDC Partners, Inc., Class A	2.1
BancorpSouth, Inc.*	2.0
ICF International, Inc.	1.9

Top Ten as a Group	21.5%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Managers Skyline Special Equities Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks - 95.9%
Consumer Discretionary - 17.6%
Aaron’s, Inc.	939,700	$21,039,883
BMC Stock Holdings, Inc.*	916,920	15,358,410
Brunswick Corp.	479,000	24,194,290
Chico’s FAS, Inc.	939,700	10,026,599
The Children’s Place, Inc.	392,600	21,671,520
Drew Industries, Inc.	291,850	17,770,746
Gildan Activewear, Inc.	452,000	12,845,840
Hibbett Sports, Inc.*,1	476,300	14,403,312
La-Z-Boy, Inc.	825,300	20,153,826
MDC Partners, Inc., Class A	1,261,492	27,399,606
The Men’s Wearhouse, Inc.[1]	411,900	6,046,692
Pier 1 Imports, Inc.[1]	2,169,000	11,040,210
Signet Jewelers, Ltd.	110,800	13,704,852
Winnebago Industries, Inc.	830,300	16,522,970
Total Consumer Discretionary		232,178,756
Energy - 0.8%
Bristow Group, Inc.[1]	399,007	10,334,281
Financials - 22.0%
BancorpSouth, Inc.	1,107,000	26,556,930
BBCN Bancorp, Inc.	1,137,700	19,591,194
Brookline Bancorp, Inc.	1,456,100	16,745,150
First Busey Corp.	953,157	19,663,629
First Midwest Bancorp, Inc.	1,493,604	27,527,122
Greenhill & Co., Inc.	1,040,700	29,774,427
The Hanover Insurance Group, Inc.	264,100	21,481,894
Infinity Property & Casualty Corp.	253,500	20,845,305
Janus Capital Group, Inc.	1,285,555	18,113,470
Park Sterling Corp.	2,374,300	17,379,876
Reinsurance Group of America, Inc.	251,047	21,477,071
Sterling Bancorp	1,765,520	28,636,734
Umpqua Holdings Corp.	1,404,414	22,330,183
Total Financials		290,122,985
Health Care - 4.7%
Cross Country Healthcare, Inc.*	1,383,889	22,681,941
The Providence Service Corp.*	379,700	17,815,524
Teleflex, Inc.[1]	156,650	20,591,642
Total Health Care		61,089,107

	Shares	Value
Industrials - 26.5%
Caesarstone Sdot-Yam, Ltd.*	572,800	$24,825,152
CBIZ, Inc.*	2,339,575	23,068,210
Columbus McKinnon Corp.	386,150	7,298,235
Curtiss-Wright Corp.	212,400	14,549,400
Franklin Covey Co.*	688,400	11,523,816
Granite Construction, Inc.	733,700	31,483,067
Herman Miller, Inc.	529,200	15,188,040
Hillenbrand, Inc.	508,400	15,063,892
ICF International, Inc.*	720,800	25,631,648
Korn/Ferry International	643,400	21,348,012
ManpowerGroup, Inc.	281,300	23,710,777
McGrath RentCorp	553,500	13,942,665
Mueller Water Products, Inc., Class A	2,008,100	17,269,660
NN, Inc.[1]	598,600	9,541,684
Rush Enterprises, Inc., Class A*	321,777	7,043,699
Spirit AeroSystems Holdings, Inc., Class A*	482,700	24,168,789
Steelcase, Inc., Class A	1,520,600	22,656,940
Swift Transportation Co.*,1	873,200	12,067,624
TriMas Corp.*	875,300	16,324,345
Triumph Group, Inc.	308,900	12,278,775
Total Industrials		348,984,430
Information Technology - 15.9%
ADTRAN, Inc.	819,900	14,118,678
Benchmark Electronics, Inc.*	906,589	18,739,195
EVERTEC, Inc.	856,000	14,329,440
Knowles Corp.*,1	959,000	12,783,470
NetScout Systems, Inc.*	592,100	18,177,470
Perficient, Inc.*	1,075,200	18,407,424
Rudolph Technologies, Inc.*	516,600	7,346,052
Sanmina Corp.*	1,061,910	21,854,108
Super Micro Computer, Inc.*	450,572	11,043,520
Tech Data Corp.*	315,400	20,936,252
WNS Holdings, Ltd., ADR*	941,500	29,365,385
Xcerra Corp.*	1,585,306	9,591,101
Zebra Technologies Corp., Class A*	179,300	12,488,245
Total Information Technology		209,180,340
Materials - 8.4%
Avery Dennison Corp.	444,100	27,827,306

The accompanying notes are an integral part of these financial statements.

7

AMG Managers Skyline Special Equities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 8.4% (continued)
Berry Plastics Group, Inc.*	791,600	$28,640,088
Ferro Corp.*	1,737,700	19,323,224
Headwaters, Inc.*	1,258,600	21,232,582
PH Glatfelter Co.	765,601	14,117,682
Total Materials		111,140,882
Total Common Stocks (cost $1,204,845,407)		1,263,030,781

	Principal Amount
Short-Term Investments - 5.2%
Repurchase Agreements - 1.2%[2]
BNP Paribas Securities Corp., dated 12/31/15,due 01/04/16, 0.300%, total to be received $3,727,233 (collateralized by various U.S. Government Agency Obligations, 0.000% - 5.500%, 06/06/16 - 05/04/37, totaling $3,801,651)	$3,727,109	3,727,109
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $3,727,250 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 09/01/49, totaling $3,801,651)	3,727,109	3,727,109
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.350%, total to be received $3,727,254 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 01/21/16 - 02/01/49, totaling $3,801,651)	3,727,109	3,727,109

Principal Amount		Value
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $2,978.223 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/15/16 - 12/20/65 totaling $3,037,676)	$2,978,114	$2,978,114
State of Wisconsin Investment Board, dated 12/31/15, due 01/04/16, 0.410%, total to be received $1,533,596 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 01/15/17 - 02/15/42, totaling $1,565,323)	1,533,526	1,533,526
Total Repurchase Agreements		15,692,967

	Shares
Other Investment Companies - 4.0%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	53,232,435	53,232,435
Total Short-Term Investments
(cost $68,925,402)		68,925,402
Total Investments - 101.1%
(cost $1,273,770,809)		1,331,956,183
Other Assets, less Liabilities - (1.1)%		(14,010,355)
Net Assets - 100.0%		$1,317,945,828

The accompanying notes are an integral part of these financial statements.

8

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $1,275,041,881 for federal income tax purposes at December 31, 2015, the aggregate gross unrealized appreciation and depreciation were $197,857,269 and $140,942,967, respectively, resulting in net unrealized appreciation of investments of $56,914,302.

*	Non-income producing security.
[1]	Some or all of these securities, amounting to a market value of $15,207,703, or 1.2% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stocks†	$1,263,030,781	—	—	$1,263,030,781
Short-Term Investments
Repurchase Agreements	—	$15,692,967	—	15,692,967
Other Investment Companies	53,232,435	—	—	53,232,435

Total Investments in Securities	$1,316,263,216	$15,692,967	—	$1,331,956,183

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2015, the Fund had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments at value* (including securities on loan valued at $15,207,703)	$1,331,956,183
Receivable for investments sold	3,635,513
Receivable for Fund shares sold	4,706,112
Dividends, interest and other receivables	953,299
Receivable from affiliate	201,593
Prepaid expenses	12,925
Total assets	1,341,465,625
Liabilities:
Payable upon return of securities loaned	15,692,967
Payable for Fund shares repurchased	6,040,683
Accrued expenses:
Investment advisory and management fees	1,044,792
Administrative fees	290,220
Shareholder servicing fees	290,220
Trustee fees and expenses	628
Other	160,287
Total liabilities	23,519,797
Net Assets	$1,317,945,828
Net Assets Represent:
Paid-in capital	$1,261,186,446
Accumulated net realized loss from investments	(1,425,992)
Net unrealized appreciation of investments	58,185,374
Net Assets	$1,317,945,828
Shares outstanding	36,910,042
Net asset value, offering and redemption price per share	$35.71
* Investments at cost	$1,273,770,809

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the year ended December 31, 2015

Investment Income:
Dividend income	$16,666,166 [1]
Securities lending income	846,093
Interest income	563
Foreign withholding tax	(149,829)
Total investment income	17,362,993
Expenses:
Investment advisory and management fees	12,612,574
Administrative fees	3,503,492
Shareholder servicing fees	3,503,492
Reports to shareholders	196,775
Professional fees	116,392
Registration fees	91,924
Custodian	84,720
Trustees fees and expenses	82,446
Transfer agent	62,119
Miscellaneous	23,695
Total expenses before offsets	20,277,629
Expense reimbursements	(1,779,187)
Net expenses	18,498,442
Net investment loss	(1,135,449)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	60,073,877
Net change in unrealized appreciation (depreciation) of investments	(144,948,468)
Net realized and unrealized loss	(84,874,591)
Net decrease in net assets resulting from operations	$(86,010,040)

[1]	Includes non-recurring dividends of $442,700.

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

For the years ended December 31,

	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(1,135,449)	$157,128
Net realized gain on investments	60,073,877	53,396,720
Net change in unrealized appreciation (depreciation) of investments	(144,948,468)	12,045,002
Net increase (decrease) in net assets resulting from operations	(86,010,040)	65,598,850
Distributions to Shareholders:
From net investment income	(157,013)	—
From net realized gain on investments	(63,226,382)	(49,714,730)
Total distributions to shareholders	(63,383,395)	(49,714,730)
Capital Share Transactions:
Proceeds from sale of shares	432,514,634	885,291,270
Reinvestment of dividends and distributions	61,409,262	48,200,930
Cost of shares repurchased	(409,769,014)	(535,429,805)
Net increase from capital share transactions	84,154,882	398,062,395
Total increase (decrease) in net assets	(65,238,553)	413,946,515
Net Assets:
Beginning of year	1,383,184,381	969,237,866
End of year	$1,317,945,828	$1,383,184,381
End of year undistributed net investment income	—	$157,128

Share Transactions:
Sale of shares	10,901,620	22,789,559
Reinvested shares from dividends and distributions	1,712,950	1,198,730
Shares repurchased	(10,384,488)	(13,691,429)
Net increase in shares	2,230,082	10,296,860

The accompanying notes are an integral part of these financial statements.

12

AMG Managers Skyline Special Equities Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Year	$39.88	$39.75		$26.23	$21.98	$22.45
Income (Loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.03)[4]	0.00	5,†	(0.06)[6]	0.02 [7]	(0.08)
Net realized and unrealized gain (loss) on investments	(2.36)	1.61		13.59	4.23	(0.39)
Total income (loss) from investment operations	(2.39)	1.61		13.53	4.25	(0.47)
Less Distributions to Shareholders from:
Net investment income	(0.00)#	—		(0.01)	—	—
Net realized gain on investments	(1.78)	(1.48)		(0.00)#	—	—
Total distributions to shareholders	(1.78)	(1.48)		(0.01)	—	—
Net Asset Value, End of Year	$35.71	$39.88		$39.75	$26.23	$21.98
Total Return[2]	(6.02)%[8]	4.02%		51.59%	19.34%	(2.09)%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.32%	1.32%		1.33%[9]	1.32%[10]	1.32%
Ratio of expenses to average net assets (with offsets)	1.32%	1.32%		1.33%[9]	1.32%[10]	1.32%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.45%	1.45%		1.47%[9]	1.49%[10]	1.51%
Ratio of net investment income (loss) to average net assets[2]	(0.08)%	0.01%		(0.18)%[9]	0.10%[10]	(0.35)%
Portfolio turnover	31%	37%		39%	47%	45%
Net assets at end of year (000’s omitted)	$1,317,946	$1,383,184		$969,238	$207,324	$188,117

Notes to Financial Highlights

†	Rounds to less than $0.01 per share.
#	Rounds to less than $(0.01) per share.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04).
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08).
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.13).
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05).
[8]	The total return is based on the Financial Statement Net Asset Values as shown above.
[9]	Includes non-routine extraordinary expenses amounting to 0.012% of average net assets.
[10]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.

13

Notes to Financial Statements

December 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Managers Skyline Special Equities Fund (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the year ended December 31, 2015, the Fund had redemption fees amounting to $23,919. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

Effective August 1, 2014, the Fund was closed to new investors. Please refer to a current prospectus for additional information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Fund LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

14

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to the Fund. For the year ended December 31, 2015, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, the Fund did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The permanent differences are primarily due to a reclassification of short-term gains to cover net investment loss. The temporary differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	$157,157	—
Short-term capital gains	16,858,484	$24,686,213
Long-term capital gains	46,367,754	25,028,517

Totals	$63,383,395	$49,714,730

As of December 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income
Undistributed short-term capital gains	$341,953
Undistributed long-term capital gains
Late-year loss deferral	(496,872)

e. FEDERAL TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2015, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

15

Notes to Financial Statements (continued)

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two collectively own 68%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Additionally, the Fund may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Fund participates on a prorate basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchases or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM.

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding was $15,692,967.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Fund paid an investment management fee at the annual rate of 0.90% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund’s expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.32% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s expense contractual expense limitation amount.

For the year ended December 31, 2015, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/14	$2,619,342
Additional Reimbursements	1,779,187
Repayments	—
Expired Reimbursements	(338,851)

Reimbursement Available - 12/31/15	$4,059,678

16

Notes to Financial Statements (continued)

The expiration of the Fund’s reimbursement is as follows:

Expiration Period
Less than 1 year	$644,617
Within 2 years	1,635,874
Within 3 years	1,779,187

Total Amount Subject to Reimbursement	$4,059,678

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively, the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received and additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the Funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the Funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred shareholder servicing fees. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value as shown in table below.

The impact on the annualized expense ratio for the year ended December 31, 2015, was as follows:

Maximum	Actual
Amount Allowed	Amount Incurred
0.25%	0.25%

The Securities and Exchange Commission has granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the Fund lent varying amounts not exceeding $9,089,093 for three days earning interest of $563. The interest earned is included in the Statement of Operations as interest income. At December 31, 2015, the Fund had no interfund loans outstanding.

3. PURCHASE AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the year ended December 31, 2015, were $432,029,202 and $415,594,675, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the

17

Notes to Financial Statements (continued)

borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2015, the value of the securities loaned and cash collateral received was $15,207,703 and $15,692,967, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open repurchase agreements which are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets
	Presented in the Statement	Financial	Cash Collateral
Fund	of Assets and Liabilities	Instruments	Received	Net Amount
BNP Paribas Securities Corp.	$3,727,109	$3,727,109	—	—
Cantor Fizgerald Securities, Inc.	3,727,109	3,727,109	—	—
Daiwa Capital Markets America	3,727,109	3,727,109	—	—
Nomura Securities International, Inc.	2,978,114	2,978,114	—	—
State of Wisconsin Investment Board	1,533,526	1,533,526	—	—

Total	$15,692,967	$15,692,967	—	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

AMG Managers Skyline Special Equities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2015 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Skyline Special Equities Fund hereby designates $46,367,754 as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such year.

18

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG MANAGERS SKYLINE SPECIAL EQUITIES FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Managers Skyline Special Equities Fund (the “Fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

19

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67

• Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 74

• Trustee since 1999 • Oversees 72 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999	Edward J. Kaier, 70

• Oversees 72 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 52

• Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe
(2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004	Steven J. Paggioli, 65

• Oversees 72 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 70

• Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999	Eric Rakowski, 57

• Oversees 74 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 50

• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004	Thomas R. Schneeweis, 68

• Oversees 72 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

20

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 63

• Oversees 74 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48

• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds
(2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007	Keitha L. Kinne, 57
Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51

• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Fund II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 53

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 41

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

21

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 60603

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds.

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG TimesSquare Small Cap Growth Fund

Institutional Class: TSCIX   |   Premier Class: TSCPX

AMG TimesSquare Mid Cap Growth Fund

Institutional Class: TMDIX   |   Premier Class: TMDPX

AMG TimesSquare International Small Cap Fund

Institutional Class: TCMIX   |   Premier Class: TCMPX

www.amgfunds.com	AR012-1215

AMG Funds

Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG TimesSquare Small Cap Growth Fund	4
AMG TimesSquare Mid Cap Growth Fund	13
AMG TimesSquare International Small Cap Fund	21

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	28

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	32
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	33
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	34
Detail of changes in assets for the past two years

Financial Highlights	35
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes To Financial Highlights	38

Notes to Financial Statements	39
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

TRUSTEES AND OFFICERS	48

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI All Country World ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Bond Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

		Periods ended December 31, 2015
Average Annual Total Returns		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World ex USA Index)	(5.66)%	1.50%	1.06%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. Corporate High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.22%	0.17%	0.19%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning	Ending	Expenses
	Ratio for	Account Value	Account Value	Paid During
Six Months Ended December 31, 2015	the Period	7/01/15	12/31/15	the Period*
AMG TimesSquare Small Cap Growth Fund
Institutional Class
Based on Actual Fund Return	1.04%	$1,000	$926	$5.05
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Premier Class
Based on Actual Fund Return	1.24%	$1,000	$926	$6.02
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
AMG TimesSquare Mid Cap Growth Fund
Institutional Class
Based on Actual Fund Return	1.04%	$1,000	$953	$5.12
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Premier Class
Based on Actual Fund Return	1.24%	$1,000	$952	$6.10
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
AMG TimesSquare International Small Cap Fund
Institutional Class
Based on Actual Fund Return	1.05%	$1,000	$1,028	$5.37
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.35
Premier Class
Based on Actual Fund Return	1.30%	$1,000	$1,027	$6.64
Hypothetical (5% return before expenses)	1.30%	$1,000	$1,019	$6.62

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare Small Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small-cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations and that Fund management believes have the potential to appreciate in price by 25% to 50% within the next 12 to 18 months.

THE YEAR IN REVIEW

For the year ended December 31, 2015, the Fund’s Institutional Class returned 1.0%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned (1.4)%.

Across the globe, most equity markets generally recovered from their late summer swoons although many failed to end 2015 in positive territory. The broad U.S. equity indices ended the year with a sliver of gains, which was more than a step ahead of overseas developed markets in 2015, and well above the weakness in Emerging Markets. The Chinese economy, the world’s second largest following the U.S., grew at a steadily slower rate, while number three Japan saw its economy contract. Europe’s export-oriented economies also slowed, and the final reading for the most recent quarter’s U.S. GDP growth was revised down to 2.0% . The U.S. stood out on monetary policy as the U.S. Federal Reserve (the “Fed”) began its well-telegraphed tightening with the first shift to interest rate increases in over a decade, ending seven years of its zero-interest-rate policy. In contrast, central banks in every other developed market — as well as most Emerging Markets — continued monetary easing. That disparity contributed to the ongoing strength of the U.S. Dollar relative to the world’s other major currencies.

Parsing the U.S. economy, there was a bifurcation between business and consumer activities. Energy and related commodities continued their fall and toward the end of the year oil and natural gas prices touched lows not seen since 2008. In fact, 2015 was the third consecutive year for negative commodity returns — including two years of double-digit declines — a stretch not witnessed over the last 20 years. On a broader basis, the Institute for Supply Management’s readings continued to weaken, with manufacturing activity slipping further into the economic contraction territory while non-manufacturing activities remained in the expansion range, albeit with a steady decline. Countering that was an upswing in measures of consumer confidence and sentiment, bolstered by a low inflation environment, a stabilizing labor market with unemployment falling to 5% and declining gasoline prices. One indication that encapsulated consumer activity was a steadily increasing automotive sales rate, which led to a calendar-year historic high of 17.4 million sold that eclipsed the previous record set in 2000.

Across U.S. stocks, returns flowed in different directions. In 2015 there was a preference for large vs. small along the market capitalization spectrum and for growth vs. value among styles. Within small- to mid-capitalization growth stocks, health care was one of the best performing sectors while producer durables lagged and energy stocks had significantly negative returns.

In this environment, the Fund outperformed the Russell 2000® Growth Index for the year. During

2015 there were challenges from the health care and consumer staples sectors. Results were mixed in the utilities and materials and processing sectors, though notably better in the energy, consumer discretionary, producer durables, technology and financial services sectors.

The health care sector drained some of the relative performance from the Fund in 2015. One stock in particular, was the short-lived position in Sientra, Inc., which develops silicone breast implants and other implantable devices for plastic surgery. The newest of only three FDA-approved providers, we found quite attractive the high regulatory barriers to entry, combined with unique and natural shaped implants that differentiated Sientra’s products from the competition. Subsequent to our initial purchase in August, a European agency suspended the safety and conformity certification for Sientra’s contracted supplier of implants. While Sientra’s products were not singled out for any concern, the potential spillover regulatory issues clouded the company’s outlook and pressured its shares. While the FDA had not taken action and all of Sientra’s sales were in the U.S., that concern limited the company’s future sales ability, and we exited the position in October at a (76)% loss. While the stock price for Team Heath Holdings was also weak — down (23)% for the year — we were more positively disposed to this provider of outsourced professional staffing and administrative services to health care systems. Team Health began the year surefooted, with an improving payer mix following the higher rates of insured patients as a result of the Affordable Care Act. However, its stock price retreated later in the year when Team Health closed its acquisition of IPC Healthcare, a provider of hospitalist services, and a short-lived takeover offer from AmSurg was withdrawn. That led to concerns regarding Team Health’s higher debt level and disappointment at the lack of a takeover, neither of which we believed to be well-founded. Our recently added position in the medical device company Endologix, Inc. declined by (22)% since we began buying it in September. Endologix’s primary device treated abdominal aortic aneurysms (AAA) via

4

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

endovascular repair (EVAR) in a manner that was less prone to leakage and thus able to be applied to patients unsuitable for current methods. In October, Endologix agreed to acquire a competing AAA treatment company, which should provide the new company with a wider range of treatment options, but in the near term the market seemed more focused on the potential dilution to Endologix’s valuation. We were initially optimistic about the deal, though will monitor the situation for any issues with the planned integration. One of our few pharmaceutical positions, Horizon Pharma, had a strong first half of the year then declined in sympathy with its industry and for company-specific reasons, though ended 2015 with a 67% gain. This developer of arthritis, inflammation and other unmet needs began the year with strong revenue and earnings results, positive clinical trial data and the planned acquisition of Hyperion Therapeutics, which has two orphan drugs for treating urea cycle disorders. In the fall, investors became concerned about all pharmaceutical companies that grew through acquisitions, which weighed on Horizon’s price in addition to its failed bid to acquire the pharmaceutical company Depomed. During the year, we trimmed the position as Horizon’s price climbed, and added to it as the price fell. Another booster shot to performance was the 63% gain for Cynosure, Inc., the developer of minimally and non-invasive aesthetic treatments. Revenues and earnings repeatedly bested expectations during the year and the company anticipated a full U.S. launch in early 2016 for its SculpSure hyperthermic laser treatment for non-invasive fat reduction — the first of its type approved by the FDA.

The consumer staples sector was disappointing primarily because of the (49)% showing from United Natural Foods, the Fund’s greatest detractor in 2015. Mid-year, the distributor of natural, organic and specialty foods ended its agreement with Albertsons, which included the Albertsons, Safeway and Eastern Supermarket chains. United had resisted price concessions and ultimately felt it needed to step away from renewing a contract with the poor economics that

Albertsons — the new parent company for its Safeway client — had demanded. In the near term the loss of a large customer hurt United’s stock price, but long term this should be the correct move. Later, the company extended its existing supply contract with Whole Foods, but its subsequent price decline appeared to be a function of concerns regarding lower sales volumes from Whole Foods. At the end of the year, United reported lower earnings and reduced forward guidance given the pressures on its margins. Management believed that industry consolidation ultimately would benefit United and that there were areas where it could increase its operational efficiency.

The utilities sector was an off-and-on segment for the Fund. Powering down by (32)% was West Corporation, a communication services provider for small- to mid-sized businesses. In the summer, West reported it lost a significant client and faced greater headwinds from foreign currency exchange effects. That led management to reduce forward revenue guidance for West. Then, in the winter, investors seemed to grow more concerned about increased leverage as the company continued to make acquisitions, though West continued to show organic growth on a constant currency basis. Better was j2 Global, the provider of cloud-based business-critical communications services as well as digital media news and reviews, which rang up a 35% return. In the summer, j2 reported results that bested expectations across all of its business lines, and increased its dividend. Then in the fall j2 raised the upper end of its guidance range, recognizing the benefits of several recent acquisitions. To prove that point, later j2 reported inline revenues, better-than-expected earnings and another dividend increase.

We experienced similar mixed results from the materials and processing sector. Slipping by (36)% was Rexnord Corporation, which produces engineered power transmission, aerospace and other precision technology products. As industrial activity slowed during the year, many distributors allowed inventory levels to fall, which led to fewer reorders of Rexnord’s process and motion control equipment. A wet spring led to setbacks to construction projects that lessened demand for the company’s water management products. In response to challenging near-term volumes, Rexnord worked to streamline its supply chain in an effort to lower costs. Rolling back Fund performance with a (33)% return since we purchased it in June was NN, Inc., which manufactures ball bearing components and other high-precision metal items for various industrial end markets such as automotive, HVAC and heavy equipment. Concerns arose regarding its recent acquisition of privately-held Precision Engineered Products (PEP) and the subsequently higher debt levels that NN would face. The price recovered somewhat when NN reported earnings in-line with expectations and revenues below them, but more importantly, management provided stable forward guidance and laid out a plan to integrate PEP with increased operational efficiencies. An August debut was staged by Summit Materials, which climbed 10% since initiating the position from its March IPO. The provider of cement, aggregates and other construction materials reported increasing sales volumes and higher average prices, which improved its margins faster than expected. Non-residential construction began to reaccelerate and new infrastructure projects added to demand for Summit’s products.

Energy was the market’s worst performing sector, dragged down by falling commodity prices. PDC Energy, however, managed to post a 29% gain despite that environment. Producing oil and natural gas from its acreage in Colorado’s Wattenberg and Ohio’s Utica fields, PDC began the year by cutting its annual capital expenditures budget while holding its production growth targets relatively unchanged. Throughout the year, PDC improved its operational efficiencies and reported better-than-expected earnings, thanks in part to defensive price hedges for 2015 and 2016. At the end of the year, PDC offered its outlook for 2016 that showed further improvements in well productivity and a balanced development mix of oil, natural gas and natural gas liquids.

5

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

The consumer discretionary sector was another area of strength for the year. Starting early was a 42% gain for Bright Horizons Family Solutions, the onsite provider of child care and early education services. Operating margins steadily improved in 2015 at well-established Bright Horizons centers. Meanwhile, the company opened and acquired new locations that should help propel future growth. During the year we exited two positions that had detracted from performance: Shutterstock, Inc. and Libbey Inc. In the case of the commercial imagery company Shutterstock, concerns grew in the year that new competition would weaken prices. In June, a competing product from Adobe announced new promotional pricing for its image library. Rather than a temporary effect, Adobe became progressively more aggressive, which the third major company, Getty, countered to create significant price competition. We concluded that Shutterstock’s strong past growth was unlikely to return soon, so we sold the position in November, which had declined (59)% while we owned it. We began our position in Libbey in the spring with high expectations for sales growth of its glassware and tableware beyond its core food service market. The company had finished a restructuring and had begun to make inroads overseas and with retail customers. But in its final quarterly report for 2015, Libbey reported disappointing revenues and earnings, along with lower forward guidance. While its core food service business performed well, Libbey faced far greater challenges overseas and in its retail sales. In our evaluation, Libbey may see a further slowdown outside its core business that would lead to additional guidance reductions, so we began to exit our position as its stock price declined by (45)%. We were more successful with our sale of the online home goods retailer Wayfair, Inc. Sales have been strong, bolstered early in the year from a strong 2014 holiday season, and Wayfair continually exceeded expectations and increased its forward guidance. During the summer, the stock reached its full valuation as well as our target price and we sold the position with a solid gain. The robust automotive sales rate drove a 24% gain for Lithia Motors, the ninth-largest automotive retailer in the U.S., with 130 dealerships carrying 30 brands across fourteen states. Same store sales volumes for new and used vehicles both increased, as did Lithia’s revenues from service and parts. We had trimmed our position on its climb throughout most of the year and then began adding back during December’s price weakness.

Producer durables advanced Fund returns throughout the year. For example, there was a 56% gain for the business process management service company ExlService Holdings, which focused primarily on the financial services and travel industries. ExlService began 2015 with optimistic business projections for the year and the acquisition of an outsourced marketer to the insurance industry. Later in the year, ExlService continued to gain new clients, increase its forward guidance, and its higher margin and faster growth analytics business increased to 21% of total revenues. Our two airlines holdings alternatively descended and ascended in 2015. Low-cost airline Spirit Airlines flew into a (47)% turbulence as competitors increased capacity over summer, which sparked concerns about lower ticket prices. If there were to be ongoing fare competition with the legacy carriers, we believe that would be short-lived given Spirit’s superior cost structure. Flying higher with a 13% climb was the low-cost airline Allegiant Travel. Targeting underserved markets with limited — if any — competition, Allegiant began to add new routes that had been abandoned by other carriers. Combined with lower fuel prices, that lifted the company’s shares for most of the year. Starting the year strong, pulling back in in the early spring, but climbing sharply in the fall, On Assignment turned in a 36% return for 2015. Providing short- and long-term contracts for in-demand professionals in areas such as finance, business services, technology and health care, On Assignment began the year by divesting an underperforming segment to fund a $100 million share buyback. Mid-year its Apex division saw a decline in spending among its larger banking customers, though that area and the Oxford division for information technology staffing both experienced reaccelerating growth in the subsequent quarter.

Positive results were also found in the technology sector. In June, Cox Enterprises entered into a definitive agreement to acquire Dealertrack Technologies Inc., a supplier of web-based software solutions and services to the automotive retail industry. On the strength of its 42% climb, we later sold this long-time position. Another familiar name benefiting the Fund was Ultimate Software, the provider of human resource and payroll systems. In 2015, Ultimate continually reported new client wins and higher growth in recurring revenues, ending the year by projecting higher-still levels expected for 2016. Additional salesforce personnel starting mid-year began to show results faster than expected, and the Ultimate result was a 33% return. We had a less-than-stellar opening for our new position in Envestnet Inc., a financial technology company with a platform for wealth management providers. The company’s shares had been weak previously on a slower-than-expected pace of account conversions, which brought its shares to an attractive valuation. As we began to build the position in early August, Envestnet announced the acquisition of Yodlee, also a financial technology provider, though serving financial institutions. We appreciated the expanded product suite and wider customer access that Envestnet gained. The market, however, was concerned about the increased leverage levels and penalized Envestnet’s shares by (53)% while we continued to build our position. Lastly in this sector was a 59% gain for Tyler Technologies, which handles outsourced billing and filing functions for local governments. Tyler regularly surpassed the consensus expectations for revenues and earnings, which led management to increase its forward guidance. Among the notable contracts Tyler won was a five-year agreement to handle electronic filing for the Indiana state court system. Toward the end of the year, Tyler acquired

6

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

privately-run competitor New World, which had a larger presence in the public safety space.

Finally, the Fund received many credits from holdings in the financial services sector. Top of the ledger was the Fund’s greatest contributor, Heartland Payment Systems, with its 76% gain. The payment processor started the year slowly with annual guidance that was below expectations and its shares lagged. As the year progressed, Heartland made several acquisitions that augmented its product line to include payroll processing, services geared to the education market and restaurant point-of-sale systems. Coupled with frequent better-than-expected revenues and earnings, that led Heartland to increase its guidance. Then, in December, Heartland agreed to be acquired by a larger industry peer, Global Payments, and we began to exit the position. Falling oil prices reached into this sector and affected WEX Inc., a provider of fuel card payment processing and information management solutions. Since fuel prices influenced nearly a third of its business, lower aggregate payment levels weighed on WEX’s revenues, so in the fall management reduced its guidance for revenues and earnings for the remainder of the year. WEX has been diversifying its business, with new operations focused on health care programs, but in 2015 its price stepped down by -11%. Another debit was logged by Cardtronics Inc., the largest non-bank operator of automated teller machines (ATM) and financial services kiosks globally. Although its organic growth has been strong and the company made several beneficial acquisitions, Cardtronics will lose a major client in July 2017 after 7-Eleven chose an affiliated firm for ATM services instead of renewing its existing contract with Cardtronics. When expectations naturally fell, so did Cardtronics’s price by -13%, though we continue to value the firm’s global position and growth potential. Taking off by 52% was the aircraft leasing firm Avolon Holdings. In July, Avolon received an offer for a 20% stake from a Chinese financial leasing company. By August that offer was raised to 100% of Avolon and another suitor — also from China — appeared. We trimmed our position as the bidding war continued, ultimately exiting by the end of September. Another acquisition target was the recent addition to the FundStanCorp Financial Group. We initiated a position in this disability insurer at the start of the year with high regards for its insurance services and asset management capabilities. Apparently that view was not unique because in July it agreed to be acquired by the Japanese life insurance company Meiji Yasuda in an all-cash deal. With no other bidders likely, we exited our position in StanCorp with a strong gain.

The slightly positive returns of the broad U.S. equity markets in 2015, which were lifted out of negative territory by a narrow section of stocks, may foreshadow challenges for the coming year. Weakness overseas, especially in Europe and China, should produce headwinds for those companies with significant revenue sources in foreign markets. That said, one cloud of uncertainty finally cleared as the Fed raised the federal funds rate to shift the monetary environment’s dynamic. As usual, however, we believe no matter what 2016 brings that our disciplined bottom-up analysis of business models and management teams should find superior opportunities for investment. For the new year, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout 2016. As always, please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of the TimesSquare Capital Management, LLC as of 12/31/15 and is not intended as a forecast or guarantee of future results.

7

AMG TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG TimesSquare Small Cap Fund’s Institutional Class on December 31, 2005, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2015.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG TimesSquare Small Cap Growth Fund [2,3]
Institutional Class	1.03%	11.04%	9.73%
Premier Class	0.90%	10.85%	9.59%

Russell 2000® Growth Index[4]	(1.38)%	10.67%	7.95%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Russell 2000® Growth Index is a market capitalization-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

8

AMG TimesSquare Small Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG TimesSquare
	Small Cap	Russell 2000®
Sector	Growth Fund**	Growth Index
Information Technology	29.4%	25.0%
Industrials	21.3%	12.6%
Health Care	15.7%	28.2%
Consumer Discretionary	15.3%	16.7%
Financials	5.4%	7.8%
Materials	2.4%	4.1%
Consumer Staples	2.3%	3.5%
Energy	1.0%	1.2%
Exchange Traded Notes	1.0%	0.0%
Telecommunication Services	0.9%	0.8%
Utilities	0.0%	0.1%
Other Assets and Liabilities	5.3%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
On Assignment, Inc.*	2.1%
Bright Horizons Family Solutions, Inc.*	2.1
j2 Global, Inc.*	2.1
The Ultimate Software Group, Inc.*	2.0
PolyOne Corp.*	1.9
Albany International Corp., Class A*	1.9
ExlService Holdings, Inc.	1.9
MKS Instruments, Inc.*	1.9
Tyler Technologies, Inc.	1.6
IMAX Corp.*	1.6

Top Ten as a Group	19.1%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

9

AMG TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks - 93.7%
Consumer Discretionary - 15.3%
2U, Inc.*,1	380,615	$10,649,608
Bright Horizons Family Solutions, Inc.*	335,069	22,382,609
Burlington Stores, Inc.*	345,000	14,800,500
Cable One, Inc.	30,000	13,009,800
G-III Apparel Group, Ltd.*	190,000	8,409,400
Global Eagle Entertainment, Inc.*	441,744	4,360,013
IMAX Corp.*,1	485,000	17,236,900
Libbey, Inc.	157,880	3,366,002
Lithia Motors, Inc., Class A	95,031	10,136,957
Mattress Firm Holding Corp.*,1	235,000	10,488,050
Monro Muffler Brake, Inc.	250,266	16,572,614
Nord Anglia Education, Inc.*,1	545,000	11,052,600
Ollie’s Bargain Outlet Holdings, Inc.*,1	413,000	7,025,130
Performance Sports Group, Ltd.*	570,000	5,489,100
Sotheby’s1	74,700	1,924,272
William Lyon Homes, Class A*,1	480,000	7,920,000
Total Consumer Discretionary		164,823,555
Consumer Staples - 2.3%
The Boston Beer Co., Inc., Class A*,1	39,571	7,989,781
Inter Parfums, Inc.	243,512	5,800,456
United Natural Foods, Inc.*	288,132	11,340,875
Total Consumer Staples		25,131,112
Energy - 1.0%
Matador Resources Co.*,1	255,220	5,045,699
PDC Energy, Inc.*	115,044	6,141,049
Total Energy		11,186,748
Financials - 5.4%
AMERISAFE, Inc.	190,093	9,675,734
BofI Holding, Inc.*,1	590,000	12,419,500
Financial Engines, Inc.[1]	225,800	7,602,686
Kennedy-Wilson Holdings, Inc.	670,011	16,133,865
Safety Insurance Group, Inc.	8,093	456,283
WisdomTree Investments, Inc.[1]	755,000	11,838,400
Total Financials		58,126,468
Health Care - 15.7%
Cempra, Inc.*,1	230,000	7,159,900

	Shares	Value
Civitas Solutions, Inc.*	400,000	$11,516,000
Cynosure, Inc., Class A*	260,000	11,614,200
DBV Technologies, S.A. Sponsored ADR*	169,100	6,140,021
Dermira, Inc.*,1	270,046	9,346,292
Endologix, Inc.*,1	665,000	6,583,500
Evolent Health, Inc., Class A*,1	244,200	2,957,262
ExamWorks Group, Inc.*	360,000	9,576,000
Globus Medical, Inc., Class A*,1	532,024	14,800,908
Horizon Pharma PLC*,1	524,200	11,359,414
Inogen, Inc.*	245,000	9,822,050
Intra-Cellular Therapies, Inc.*	165,000	8,875,350
PRA Health Sciences, Inc.*,1	295,000	13,354,650
Press Ganey Holdings, Inc.*,1	366,035	11,548,404
Seres Therapeutics, Inc.*,1	125,000	4,386,250
Stemline Therapeutics, Inc.*,1	284,200	1,793,302
Surgical Care Affiliates, Inc.*	340,085	13,538,784
Team Health Holdings, Inc.*	330,000	14,483,700
Total Health Care		168,855,987
Industrials - 21.3%
The Advisory Board Co.*	319,110	15,831,047
Albany International Corp., Class A	560,000	20,468,000
Allegiant Travel Co.	79,516	13,345,170
CEB, Inc.	158,630	9,738,296
Chart Industries, Inc.*	175,000	3,143,000
EMCOR Group, Inc.	201,501	9,680,108
Healthcare Services Group, Inc.	320,086	11,161,399
Huron Consulting Group, Inc.*	191,812	11,393,633
ICF International, Inc.*	180,000	6,400,800
KBR, Inc.	352,600	5,965,992
Knight Transportation, Inc.[1]	395,000	9,570,850
NN, Inc.	220,000	3,506,800
On Assignment, Inc.*	511,558	22,994,532
Orbital ATK, Inc.	153,006	13,669,556
Park-Ohio Holdings Corp.	169,191	6,222,845
RBC Bearings, Inc.*	195,959	12,656,992
Rexnord Corp.*	614,772	11,139,669
Spirit Airlines, Inc.*	289,047	11,518,523
TriNet Group, Inc.*	330,500	6,395,175

The accompanying notes are an integral part of these financial statements.

10

AMG TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 21.3% (continued)
WageWorks, Inc.*	301,713	$13,688,719
West Corp.	530,148	11,435,292
Total Industrials		229,926,398
Information Technology - 29.4%
Appfolio, Inc., Class A*,1	350,000	5,110,000
Blackhawk Network Holdings, Inc.*,1	355,300	15,707,813
BroadSoft, Inc.*	276,498	9,776,969
Cardtronics, Inc.*	273,412	9,200,314
comScore, Inc.*,1	236,500	9,731,975
Demandware, Inc.*,1	186,000	10,038,420
Envestnet, Inc.*	550,000	16,417,500
ExlService Holdings, Inc.*	455,019	20,444,004
Fair Isaac Corp.	63,000	5,933,340
FARO Technologies, Inc.*	155,000	4,575,600
Heartland Payment Systems, Inc.	114,000	10,809,480
j2 Global, Inc.	270,023	22,228,293
Littelfuse, Inc.	150,000	16,051,500
M/A-COM Technology Solutions Holdings, Inc.*	370,000	15,129,300
MAXIMUS, Inc.	216,005	12,150,281
MKS Instruments, Inc.	560,000	20,160,000
NIC, Inc.	610,086	12,006,492
Paycom Software, Inc.*	293,200	11,033,116
Q2 Holdings, Inc.*	540,000	14,239,800
Qlik Technologies, Inc.*	405,160	12,827,366
Synchronoss Technologies, Inc.*	266,600	9,392,318
Tyler Technologies, Inc.*	100,006	17,433,046
The Ultimate Software Group, Inc.*	111,100	21,721,161
WEX, Inc.*	176,603	15,611,705
Total Information Technology		317,729,793
Materials - 2.4%
PolyOne Corp.	646,047	20,518,453
Summit Materials, Inc., Class A*	251,665	5,043,366
Total Materials		25,561,819
Telecommunication Services - 0.9%
Cogent Communications Holdings, Inc.[1]	292,500	10,146,825
Total Common Stocks (cost $805,242,442)		1,011,488,705

	Shares	Value
Exchange Traded Funds - 1.0%
iShares Russell 2000 Growth Index Fund[1] (cost $10,647,705)	75,000	$10,455,750
Warrants - 0.0%#
Energy - 0.0%#
American Standard Energy Corp., 01/26/16 Series A Warrant*,2	150,000	135
American Standard Energy Corp., 01/26/16 Series B Warrant*,2	150,000	135
American Standard Energy Corp., 03/28/16 Series C Warrant*,2	150,000	135
Total Energy		405
Total Warrants (cost $795,224)		405

	Principal Amount
Short-Term Investments - 14.2%
Repurchase Agreements - 8.2%[3]
Citigroup Global Markets, Inc., dated 12/31/15, due 01/04/16, 0.340%, total to be received $20,998,383 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 01/15/16 - 04/01/51, totaling $21,417,542)	$20,997,590	20,997,590
ING Financial Markets, LLC, dated 12/31/15,due 01/04/16, 0.290%, total to be received $16,777,718 (collateralized by various U.S. Government Agency Obligations, 1.980% - 5.570%, 04/01/20 - 09/01/45, totaling $17,112,741)	16,777,177	16,777,177
Mitsubishi UFJ Securities USA, Inc., dated 12/31/15, due 01/04/16, 0.310%, total to be received $20,998,313 (collateralized by various U.S. Government Agency Obligations, 1.994% - 6.035%, 04/01/24 - 04/20/65, totaling $21,417,542)	20,997,590	20,997,590
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $20,998,360 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 12/01/65 totaling $21,417,542)	20,997,590	20,997,590
State of Wisconsin Investment Board, dated 12/31/15, due 01/04/16, 0.410%, total to be received $8,640,484 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 01/15/17 - 02/15/42, totaling $8,819,238)	8,640,090	8,640,090
Total Repurchase Agreements		88,410,037

The accompanying notes are an integral part of these financial statements.

11

AMG TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 6.0%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	65,503,753	$65,503,753
Total Short-Term Investments (cost $153,913,790)		153,913,790

Value
Total Investments - 108.9% (cost $970,599,161)	$1,175,858,650
Other Assets, less Liabilities - (8.9)%	(96,505,135)
Net Assets - 100.0%	$1,079,353,515

The accompanying notes are an integral part of these financial statements.

12

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare Mid Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (“TimesSquare”), uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12-to-18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations within the range of the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC TimesSquare’s investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns. When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that:

•	Demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	Have strong, experienced management teams

•	Have stocks selling at reasonable valuations

•	Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to18 months

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand-name recognition)

•	Strong, consistent growth (three-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or the portfolio managers believe it is overvalued

THE YEAR IN REVIEW

For the year ended December 31, 2015, the AMG TimesSquare Mid Cap Growth Fund (Institutional Class) returned 0.7%, while its benchmark, the Russell Midcap® Growth Index, returned (0.2)%.

Across the globe, most equity markets generally recovered from their late summer swoons, although many failed to end 2015 in positive territory. The broad U.S. equity indices ended the year with a sliver of gains, which was more than a step ahead of overseas developed markets in 2015 and well above the weakness in Emerging Markets. The Chinese economy, the world’s second largest following the U.S., grew at a steadily slower rate, while number three Japan saw its economy contract. Europe’s export-oriented economies also slowed, and the final reading for the most recent quarter’s U.S. GDP growth was revised down to 2.0%. The U.S. stood out on monetary policy as the U.S. Federal Reserve (the “Fed”) began its well-telegraphed tightening with the first shift to interest rate increases in over a decade, ending seven years of its zero-interest-rate policy. In contrast, central banks in every other developed market —as well as most emerging markets — continued monetary easing. That disparity contributed to the ongoing strength of the U.S. Dollar relative to the world’s other major currencies.

Parsing the U.S. economy, there was a bifurcation between business and consumer activities. Energy and related commodities continued their fall and toward the end of the year, oil and natural gas prices touched lows not seen since 2008. In fact, 2015 was the third consecutive year for negative commodity returns — including two years of double-digit declines — a stretch not witnessed over the last 20 years. On a broader basis, the Institute for Supply Management’s readings continued to weaken, with manufacturing activity slipping further into the economic contraction territory while non-manufacturing activities remained in the expansion range, albeit with a steady decline. Countering that was an upswing in measures of consumer confidence and sentiment, bolstered by a low inflation environment, a stabilizing labor market with unemployment falling to 5% and declining gasoline prices. One indication that encapsulated consumer activity was a steadily increasing automotive sales rate, which led to a calendar year historic high of 17.4 million sold that eclipsed the previous record set in 2000.

Across U.S. stocks, returns flowed in different directions. In 2015, there was a preference for large vs. small along the market capitalization spectrum, and for growth vs. value among styles. Within small- to mid-capitalization growth stocks, health care was one of the best performing sectors, while producer durables lagged and energy stocks had significantly negative returns.

13

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

Amidst this environment, the Fund outperformed the Russell Midcap® Growth Index for the year. Stock selection had a net positive effect and drove our outperformance. In general, our investments in producer durables, financial services, consumer discretionary, technology and energy outpaced their counterparts in the index, while our holdings in health care and consumer staples lagged. Sector allocation had a net negative effect as our overweights to financial services and technology and our underweights to consumer discretionary, materials and processing and utilities helped our returns, while our underweights to consumer staples, energy and health care and our overweight to producer durables detracted from performance.

In consumer discretionary, O’Reilly Automotive, Inc. is a specialty retailer of automotive aftermarket parts, tools, supplies and equipment for both do-it-yourself (DIY) customers and professional service providers. O’Reilly shares raced ahead by 32%, and we trimmed our position on strength. In the fourth quarter, O’Reilly benefitted from a beat and raise quarter with same store sales handily exceeding expectations, continued market share gains and strong results from its loyalty program. This strength occurred throughout the year with a string of better-than-expected quarterly reports as the company continues to gain market share in the DIY channel with robust demand trends across categories including brakes, chassis and driveline. Tempur Sealy International Inc. specializes in mattresses, foundations, adjustable bases, pillows and other accessories under brands including Tempur-Pedic, Sealy Posturepedic, Optimum and Stearns & Foster. We trimmed our position on strength as Tempur Sealy shares rose 28%. In April’s quarterly report, the company exceeded revenue and earnings expectations and raised its initial annual guidance for both despite an even greater headwind from foreign exchange currency translations than expected. Tempur’s non-U.S. sales had increased at the expected rate while its U.S. sales pace grew faster than expected. New products quickly gained sales traction. In May, an activist investor engineered the departure of

Tempur’s CEO, whom it believed was not equal to the task of recent industry changes and greater complexity that came from the 2013 merger between Tempur-Pedic and Sealy. In late July, management announced a beat and raise quarter with higher sales in its TEMPUR-Flex and Sealy Posturepedic offerings in North America. Although the company’s long-time CFO stepped down from his role, the newly-named CFO has also been with the company for many years and is well known to investors. Investors also applauded Tempur Sealy’s announcement of its new CEO, the former CEO of Dollar Thrifty before Hertz acquired the company.

There were several notable detractors within the consumer discretionary space. Headed in reverse with its (45)% decline, which ranked it as the bottom detractor for the year, was Avis Budget Group, Inc., which provides car and truck rental services through its namesake brands as well as through Zipcar, the leading car sharing network. Earlier in the year, Avis Budget announced weaker rental pricing, and several of the major rental car firms subsequently increased pricing, though the market seemed skeptical that prices could be held at higher levels, which pressured Avis Budget’s stock. The company also felt the impact from the approximately one-third of its revenues that were generated overseas, as well as potentially fewer foreign travelers visiting the U.S. and subsequently renting cars. In the fourth quarter, management reported inline quarterly revenues, but a shortfall in earnings due to a higher tax rate, foreign exchange headwinds and softness in commercial volumes. We took advantage of the weakness in the company’s share price and added to our position throughout the year. Polaris Industries Inc. also headed off track, finishing down (42)%. The company specializes in off-road vehicles, snowmobiles, motorcycles and other small vehicles, as well as related replacement parts and recreational apparel. Polaris issued third-quarter results that edged past Wall Street expectations with strong motorcycle sales, but this was more than offset by its cutting 2015 guidance later in the fourth quarter. Management called out a softer-than-expected retail environment for its off-road vehicles and warmer weather, and we began selling Polaris late in the year, exiting completely in early 2016. We closed our position in Sally Beauty Holdings, Inc., a global distributor of professional beauty supplies to salon professionals and retail customers. In the second quarter, management reported inline earnings on slightly weaker-than-expected revenues. Another disappointing quarterly report followed with misses to both top and bottom line expectations. With the company’s muted success of its Project Runway advertising campaign on store traffic and continued difficulty in increasing growth from non-club customers in a timely manner, we had reduced conviction in management to correct these issues in the near future; Sally Beauty was marked down by (23)% during the time that we held the stock. Williams-Sonoma, Inc. is a specialty retailer of home products, operating both e-commerce and retail segments with brands including its namesake, Pottery Barn, West Elm and Mark and Graham. Shares went on sale with a (21)% decline. In the fourth quarter, management announced quarterly earnings that exceeded expectations, but gross margin pressures from fulfillment and shipping costs and inventory growing faster than sales weighed on the stock. Weakness in Pottery Barn and lighter-than-expected e-commerce results also hurt Williams-Sonoma, although on a relative basis, the company is not seeing the same degree of deceleration that is hurting other retailers.

In the energy sector, Cameron International Corporation provides flow equipment products, systems and services to the oil and gas industries. In August, Schlumberger announced its acquisition of Cameron in a stock and cash transaction, which is expected to close in the first quarter of 2016. Cameron shares soared 24% on the news, and we closed our position since we did not expect another buyer to emerge. Range Resources Corporation is an exploration and production company focused on natural gas and natural gas liquids (NGL) in the Marcellus and Utica shale formations in the Appalachian region, as well as acreage in Oklahoma and the Texas Panhandle. Inline quarterly results reported in the fourth quarter with efficiency gains and cost reductions

14

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

were not enough to overcome general weakness in companies operating in the Marcellus region. Weak price realizations due to NGL price declines continue to hurt the space. Range shares tumbled by (54)%, and we added to our position. The company continues to be the low-cost producer in the Marcellus and still stands to benefit from less expensive transportation agreements that are now taking effect.

In financial services, Global Payments Inc. is a provider of electronic payments transaction processing services for consumers, merchants, financial institutions, government agencies and corporations. We trimmed our position on the strength of the company’s 60% climb, which ranked the company as the top contributor in 2015. Global Payments issued fiscal first quarter top and bottom line results ahead of consensus estimates with strong revenue trends, better-than-expected cash operating margins and solid execution across all geographies. Its U.S. Direct business grew by double digits year-over-year on an organic basis for the fifth consecutive quarter, and management raised earnings guidance for 2016. In December, Global Payments announced the acquisition of another payments processor, Heartland Payment Systems, in a cash and stock deal. Throughout the year, Global Payments enjoyed a string of solid quarterly reports despite facing foreign exchange headwinds. Equifax Inc. provides information solutions and human resources business process outsourcing services including credit scoring, mortgage loan origination information and identity verification. Earlier in the year, Equifax benefitted from strong results from its U.S. information services operations, particularly that portion that handled consumer mortgage data. A recently acquired Equifax subsidiary won a new multiyear contract to streamline the debt recovery services for six U.K. government departments. The company also benefitted from its most recent quarterly report with revenue and earnings beats, as margin improvement, organic revenue growth and improving mortgage origination growth all helped to drive Equifax shares up by 39% for the year. Australia-based Veda Group, which provides core credit bureau and other data services, agreed to Equifax’s acquisition terms, and with little geographical overlap between the two companies, we believe the prospects of this combination bode well for Equifax’s future growth. Vantiv, Inc. provides integrated payment processing services with a focus on PIN debit card transactions in the U.S., operating in two segments: merchant services and financial institution services. In the third quarter, management issued a quarterly earnings announcement that exceeded Wall Street expectations with solid net revenue growth in its merchant services channel. The company stands to benefit from newly signed contracts with the U.S. Postal Service and Capital One Bank. With Vantiv being credited with a 40% gain, we trimmed our position on strength.

Within health care, United Therapeutics Corp. develops treatments for pulmonary arterial hypertension (PAH) as well as infectious diseases and cancer. In the first quarter, management highlighted that they had the fastest launch yet with the company’s newest PAH treatment Orenitram, which are extended-release tablets. Shares also benefitted from revenues and earnings that bested expectations with the first quarter of Orenitram sales. With shares up 30%, we closed our position in the third quarter given the growing threat of generic erosion to the majority of United Therapeutics’s revenue; three of the company’s four PAH drugs will lose exclusivity patents between 2017-2018, and the remaining PAH drug, Orenitram, will face competition even sooner. Boston Scientific Corporation specializes in products and technologies used to diagnose or treat a wide range of medical conditions, including heart, digestive, pulmonary, vascular, urological, women’s health and chronic pain conditions. In the first quarter, Boston Scientific settled a claim for a lawsuit stemming back to 2006, when Johnson & Johnson filed against a potential merger partner that was acquired by Boston Scientific. The settlement amount was a fraction of the claim, less than Boston Scientific’s legal reserve, and removed a significant legal uncertainty. In October, Boston Scientific beat fiscal third quarter expectations and raised guidance. The company is beginning to utilize its recent acquisition from Endo for the male urology segment. Shares appreciated by 39% for the year, and we trimmed our position on strength. Conversely, we added to our positions in Envision and DaVita, taking advantage of the relative weakness in their share prices. Envision Healthcare Holdings, Inc. operates American Medical Response, the nation’s leading ambulance service provider, EmCare, which provides outsourced emergency department and facility-based physician services, and Evolution Health, which provides comprehensive care to patients, many of whom suffer from advanced illnesses and chronic diseases. Disappointing quarterly results announced in October missed both top- and bottom-line expectations as overstaffing issues in the face of lighter-than-expected volumes of emergency room visits and higher startup losses from new contracts weighed on its shares. We believe that the former can be managed, and the latter should be temporary. Envision finished the year with a -25% decline. Down -8%, DaVita HealthCare Partners Inc. provides dialysis services for patients suffering from chronic kidney failure. In the fourth quarter, shares fell despite DaVita reporting upside to revenue expectations and inline earnings results. Better-than-expected dialysis revenues and increased levels of share repurchases were more than offset by a bearish outlook for operating income for its HealthCare Partners unit. Management expects reimbursement cuts and investments in information technology, data warehouse and compliance/legal needs to weigh on HealthCare Partners.

We closed our position in Belden Inc. from the materials and processing sector. Belden focuses on global signal transmissions solutions for broadcast, enterprise and industrial applications including broadband connectivity products, routers and copper and fiber optic cabling. Its shares tumbled by (44)% during the time we held the stock from May to September. Management meaningfully reduced their revenue and earnings outlook for the second half of the year on lower growth expectations for its broadcast business in which customers have begun to defer capital

15

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

investment. Additionally, Belden’s industrial segment was negatively impacted by exposure to oil and gas, as well as China.

Turning to producer durables, we closed our position in Pall Corporation. In May, the manufacturer of water-filtration and purification systems announced its agreement to be acquired by the industrial product provider Danaher. The deal made sense to us, and as no other bidders appeared, we booked our gain. Genesee & Wyoming Inc. is an operator of short line and regional freight railroads and provider of railcar switching services in the United States, Australia, Canada, the Netherlands and Belgium. In the fourth quarter, shares declined despite management announcing a beat to third-quarter estimates. Solid cost controls resulted in operating margin improvement, but upside in Australia was offset by weakness in North American and European revenues. Management later reduced quarterly earnings guidance, echoing similar reductions from earlier in the year. With shares down -40% for the year, we added to our position and continue to monitor the impact of volume weakness due to commodity price headwinds in coal, metals and Australian iron ore.

Lastly, in the technology sector, Amdocs Limited provides business and operations support systems for the telecommunications industry, including revenue and customer management products. Amdocs rang up an 18% gain for the year, and we trimmed our position on strength. In the first quarter, Amdocs reported revenues that were in line with expectations, though its earnings were better than expected. Management was optimistic regarding the pipeline of future business and highlighted a multiservice contract win from Telefonica in Brazil. In July, Amdocs gained on a solid quarterly report with earnings that beat expectations and continued strong free cash flow generation. Amdocs is seeing both new wins and extensions with existing customers and still stands to benefit from its integration of the Comverse deal as the Amdocs salesforce is trained to upsell Amdocs products into the Comverse customer base. SBA Communications Corp. owns and operates wireless communications towers, leasing antenna space to wireless service providers. In July, SBA reported solid quarterly results, but its shares suffered due to the company’s exposure to the weak Brazilian Real. In November, management reported solid quarterly results but lowered guidance for 2016, which came as a surprise to most investors. AT&T has been slow to spend on its network in 2015, but activity has been picking up for that company while Verizon and T-Mobile remain steady. SBA shares retreated by (5)%, and we added to our position. SBA continues to aggressively buy back shares, and we expect growth to improve over the course of 2016 with the signing of new leases and installation of antennas.

The slightly positive returns of the broad U.S. equity markets in 2015, which were lifted out of negative territory by a narrow section of stocks, may foreshadow challenges for the coming year. Weakness overseas, especially in Europe and China, should produce headwinds for those companies with significant revenue sources in foreign markets. That said, one cloud of uncertainty finally cleared as the Fed raised the federal funds rate to shift the monetary environment’s dynamic. As usual, however, we believe no matter what 2016 brings, our disciplined bottom-up analysis of business models and management teams should find superior opportunities for investment. For the new year, we remain dedicated to adding value to the assets you have entrusted to us and look forward to working with you throughout 2016. As always, please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of the TimesSquare Capital Management, LLC as of 12/31/15 and is not intended as a forecast or guarantee of future results.

16

AMG TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG TimesSquare Mid Cap Fund’s Institutional Class on December 31, 2005, to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2015.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG TimesSquare Mid Cap Growth Fund [2,3]
Institutional Class	0.67%	11.05%	8.85%
Premier Class	0.49%	10.84%	8.67%

Russell Midcap® Growth Index[4]	(0.20)%	11.54%	8.16%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[3]	Mid capitalization securities are subject to market, liquidity and information risk. Mid-size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.
[4]	The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

17

AMG TimesSquare Mid Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG TimesSquare
	Mid Cap	Russell Midcap®
Sector	Growth Fund**	Growth Index
Industrials	23.8%	15.7%
Information Technology	19.0%	19.9%
Consumer Discretionary	16.5%	24.2%
Health Care	13.4%	13.6%
Financials	11.6%	12.1%
Consumer Staples	4.6%	8.4%
Telecommunication Services	4.2%	0.4%
Materials	2.6%	4.9%
Energy	1.2%	0.7%
Utilities	0.0%	0.1%
Other Assets and Liabilities	3.1%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
SBA Communications Corp., Class A*	4.2%
Alliance Data Systems Corp.*	3.6
DaVita HealthCare Partners, Inc.*	3.5
Nielsen N.V.*	3.3
Equifax, Inc.*	2.5
Gartner, Inc.*	2.1
McGraw Hill Financial, Inc.	2.1
O’Reilly Automotive, Inc.*	1.9
RenaissanceRe Holdings, Ltd.	1.7
Amdocs, Ltd.*	1.7

Top Ten as a Group	26.6%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

18

AMG TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks - 96.9%
Consumer Discretionary - 16.5%
BorgWarner, Inc.	482,717	$20,867,856
Charter Communications, Inc., Class A*,1	189,684	34,731,140
Dollar Tree, Inc.*	420,882	32,500,508
Domino’s Pizza, Inc.	241,407	26,856,529
Hanesbrands, Inc.	948,224	27,906,232
O’Reilly Automotive, Inc.*	161,198	40,850,797
Polaris Industries, Inc.[1]	124,836	10,729,654
Pool Corp.	316,456	25,563,316
Ross Stores, Inc.	417,188	22,448,886
ServiceMaster Global Holdings, Inc.*	682,706	26,789,383
Tempur Sealy International, Inc.*	262,019	18,461,859
Tractor Supply Co.	310,339	26,533,984
Williams-Sonoma, Inc.	320,645	18,728,874
Wyndham Worldwide Corp.	305,769	22,214,118
Total Consumer Discretionary		355,183,136
Consumer Staples - 4.6%
Brown-Forman Corp., Class B	221,573	21,997,767
Church & Dwight Co., Inc.	337,950	28,685,196
Mead Johnson Nutrition Co.	282,922	22,336,692
The WhiteWave Foods Co.*	648,216	25,222,085
Total Consumer Staples		98,241,740
Energy - 1.2%
Oceaneering International, Inc.	399,007	14,970,743
Range Resources Corp.[1]	482,230	11,867,680
Total Energy		26,838,423
Financials - 11.6%
Allied World Assurance Co. Holdings AG	301,778	11,223,124
Apollo Global Management LLC, Class A1	1,338,675	20,321,087
Assured Guaranty, Ltd.	875,792	23,147,183
CBRE Group, Inc., Class A*	772,427	26,710,526
Invesco, Ltd.	731,026	24,474,750
Markit, Ltd.*,1	767,241	23,147,661
McGraw Hill Financial, Inc.	448,858	44,248,422
Nasdaq, Inc.	472,411	27,480,148
Och-Ziff Capital Management Group LLC., Class A	1,866,017	11,625,286
RenaissanceRe Holdings, Ltd.	331,047	37,471,210
Total Financials		249,849,397

	Shares	Value
Health Care - 13.4%
Boston Scientific Corp.*	1,589,259	$29,305,936
Catalent, Inc.*	677,942	16,968,888
DaVita HealthCare Partners, Inc.*	1,092,796	76,178,809
Endo International PLC*	435,174	26,641,352
Envision Healthcare Holdings, Inc.*	1,206,450	31,331,507
Health Net, Inc.*	395,604	27,083,050
Medivation, Inc.	562,343	27,183,661
Premier, Inc., Class A*	786,444	27,737,880
Universal Health Services, Inc., Class B	217,198	25,952,989
Total Health Care		288,384,072
Industrials - 23.8%
AerCap Holdings N.V.*	665,497	28,722,851
AMETEK, Inc.	482,717	25,868,804
Avis Budget Group, Inc.*	804,041	29,178,648
Copart, Inc.*	551,697	20,970,003
Equifax, Inc.	482,717	53,760,192
Fastenal Co.[1]	613,774	25,054,255
Flowserve Corp.	396,479	16,683,836
Genesee & Wyoming, Inc., Class A*	434,494	23,327,983
Hexcel Corp.	599,968	27,868,514
Hubbell, Inc.	224,101	22,643,165
IHS, Inc., Class A*	148,267	17,559,261
L-3 Communications Holdings, Inc.	251,713	30,082,221
Nielson Holdings PLC[1]	1,527,483	71,180,708
Rockwell Collins, Inc.	286,154	26,412,014
Ryanair Holdings PLC, Sponsored ADR	329,517	28,490,040
TransDigm Group, Inc.*	85,485	19,529,048
Verisk Analytics, Inc.*	282,727	21,736,052
WABCO Holdings, Inc.*	224,101	22,916,568
Total Industrials		511,984,163
Information Technology - 19.0%
Alliance Data Systems Corp.*	281,755	77,924,980
Amdocs, Ltd.	657,039	35,854,618
Amphenol Corp., Class A	362,062	18,910,498
Booz Allen Hamilton Holding Corp.	954,933	29,459,683
CoStar Group, Inc.*	128,822	26,626,219
Gartner, Inc.*	499,998	45,349,819
Global Payments, Inc.	442,369	28,537,224

The accompanying notes are an integral part of these financial statements.

19

AMG TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 19.0% (continued)
Lam Research Corp.	141,364	$11,227,129
Match Group, Inc.*,1	675,911	9,158,594
NeuStar, Inc., Class A*,1	847,014	20,302,926
NXP Semiconductors N.V.*	268,970	22,660,722
Qlik Technologies, Inc.*	786,266	24,893,182
Vantiv, Inc., Class A*	635,139	30,118,291
Xilinx, Inc.	569,051	26,728,325
Total Information Technology		407,752,210
Materials - 2.6%
Ecolab, Inc.	258,620	29,580,956
Martin Marietta Materials, Inc.	51,724	7,064,464
RPM International, Inc.	420,452	18,525,115
Total Materials		55,170,535
Telecommunication Services - 4.2%
SBA Communications Corp., Class A*	865,487	90,936,719
Total Common Stocks (cost $1,517,266,167)		2,084,340,395

	Principal
	Amount
Short-Term Investments - 6.4%
Repurchase Agreements - 4.3%[3]
BNP Paribas Securities Corp., dated 12/31/15, due 01/04/16, 0.300%, total to be received $1,829,560 (collateralized by various U.S. Government Agency Obligations, 0.000% - 5.500%, 06/06/16—05/04/37, totaling $1,866,089)	$1,829,499	1,829,499
Cantor Fitzgerald Securities, Inc., dated 12/31/15, due 01/04/16, 0.34%, total to be received $13,174,984 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 09/01/49, totaling $13,437,976)	13,174,486	13,174,486
Daiwa Capital Markets America, dated 12/31/15, due 01/04/16, 0.35%, total to be received $11,539,682 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 01/21/16 - 02/01/49, totaling $11,770,018)	11,539,233	11,539,233

	Principal Amount	Value
HSBC Securities USA, Inc, dated 12/31/2015, due 01/04/2016, 0.290%, total to be received $13,268,944 (collateralized by U.S. Government Agency Obligations, 3.000%, 11/15/44, totaling $13,533,924)	$13,268,516	$13,268,516
Mitsubishi UFJ Securities USA, Inc., dated 12/31/15, due 01/04/16, 0.310%, total to be received $22,130,558 (collateralized by various U.S. Government Agency Obligations, 1.994%—6.035%, 04/01/24—04/20/65, totaling $22,572,392)	22,129,796	22,129,796
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $22,130,607 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 12/01/65 totaling $22,572,392)	22,129,796	22,129,796
State of Wisconsin Investment Board, dated 12/31/15, due 01/04/16, 0.410%, total to be received $9,106,415 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 01/15/17 - 02/15/42, totaling $9,294,809)	9,106,000	9,106,000
Total Repurchase Agreements		93,177,326

	Shares
Other Investment Companies - 2.1%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.22%	14,301,318	14,301,318
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.25%	15,080,044	15,080,044
JPMorgan US Government Money Market Fund, 0.21%	15,000,154	15,000,154
Total Other Investment Companies		44,381,516
Total Short-Term Investments (cost $137,558,842)		137,558,842
Total Investments - 103.3% (cost $1,654,825,009)		2,221,899,237
Other Assets, less Liabilities - (3.3)%		(71,493,684)
Net Assets - 100.0%		$2,150,405,553

The accompanying notes are an integral part of these financial statements.

20

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare International Small Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies located outside the United States.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Magnus Larsson and Robert Madsen, the investment team at TimesSquare believes that its fundamental international equity research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of business models and valuation discrepancies, enable the team to build a diversified portfolio of international small-cap stocks with the potential to generate superior risk-adjusted returns. When selecting international small-cap stocks, we utilize a research-intensive approach to identify international small-cap stocks with what we believe to be the greatest potential to achieve price appreciation over a 12- to 18-month horizon.

THE YEAR IN REVIEW

For the year ended December 31, 2015, the Fund’s Institutional Class returned 12.8%, while its benchmark, the MSCI EAFE Small Cap Index (the “Index”), returned 9.6%.

Despite end-of-year climbs, many equity markets failed to end 2015 in positive territory. Small caps were one of the few areas of strength in international markets as the MSCI EAFE Small Cap Index annual return of 9.6% stood well above (0.8)% for MSCI EAFE and (14.9)% for MSCI Emerging Markets. The Chinese economy, the world’s second largest following the U.S., grew at a steadily slower rate while number three Japan saw its economy contract. Europe’s export-oriented economies also slowed, and the final reading for the most recent quarter’s U.S. GDP growth was revised down to 2.0%. The European

Central Bank (ECB) and nearly every other individual country’s bank continued policies of monetary easing — with the significant exception of the U.S., which began its well-telegraphed tightening at the year’s end.

Performance Attribution

The Fund outperformed the MSCI EAFE Small Cap Index in 2015. While there were some challenges among our holdings in Japan and the Emerging Markets, those were more than offset by relative strength from Asia/Pacific Ex-Japan, the Middle East and Europe.

Regional Performance: Europe

Small capitalization stocks, as measured by the MSCI Europe Small Cap Index, far outpaced large capitalization stocks with a 10.9% return for 2015 compared with (2.8)% for the MSCI Europe Index. For much of the year, the economic difficulties of Greece commanded the European Union’s attention, as the group worked to counter concerns of either a Grexit (Greek withdrawal from the European Union) or Brexit (British withdrawal from the European Union). While some countries that also had past challenges continued to lag — such as Portugal and Spain — Ireland showed notable improvement and was the region’s top performing market. Late in the year, the ECB lowered the overnight deposit rate further into negative territory and continued quantitative easing with its expanded asset purchasing program.

This region’s greatest detractor and contributor both resided in the U.K. At the bottom was Cambian Group, the provider of specialized behavioral health services to children and adults. In October, the company preannounced a significant reduction to revenues and earnings because of difficulty hiring and retaining staff, which led to reduced admission rates. We were troubled that management previously expressed no concerns regarding the prevailing expectations, and thought that Cambian’s recent growth may have been too aggressive. That called into question our prior assessment of management’s credibility, so we exited the position at a (31)% loss. Also leaving the Fund this year, though for a more positive reason, was the top contributor HellermannTyton Group. In July, Delphi Automotive announced an agreement to acquire this producer of specialized cables, wires and cable management tools for the electrical and automotive markets. With no other bidders apparent, we sold our position for a solid gain. To the north, the Irish hotel operator Dalata Hotel Group booked a 71% return. As the Irish economy recovered early in 2015, Dalata’s fundamentals improved and we began increasing the position. During the second half of the year, the company steadily improved the key metric of revenue per available room (RevPAR) and raised additional funds for the purchase of new hotel properties. Growth in RevPAR continued and during the Dalata’s subsequent price climb we trimmed the position.

There was weakness among Scandinavian positions in 2015, with Bufab Holding as a prime example. The Swedish manufacturer of industrial connectors (or “C-parts”) and supply chain management began the year reporting weaker results than its industrial peers. Bufab operates in a segment where there were high costs associated with switching vendors, so when it later lost several significant contracts we grew concerned with management’s ability. Lacking confidence in the company, we exited our position in July, which had declined by (22)% to that point.

Greater success was found further south. In Germany, CTS Eventim’s share price climbed 36%. The vertically-integrated operator of leisure events marketed through its Ticketing and Live Entertainment businesses reported a series of favorable year-on-year comparisons. In particular, CTS showed strong summer-to-summer results because in 2014 soccer’s World Cup captured most of Germany’s attention, so few concerts or other events occurred during that time. CTS also has been increasing the portion of its sales derived from its online operations, which have more

21

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

favorable margins than its traditional brick and mortar business. The French call center outsourcing firm Teleperformance SE dialed in a 25% return for the year. While the company’s stock began 2015 slowly, when management reported on the beneficial integration of 2014’s acquisition of U.S.-based Aegis, its price climbed. Year-on-year results for the combined company grew significantly and Teleperformance benefited as more companies outsourced their call center operations to specialists who could manage them more efficiently and at a lower cost. Finally, with a fashionable return of 69%, was the newly-christened YOOX Net-A-Porter. Originally in the Fund as YOOX S.p.A., the high-end online Italian fashion and luxury retailer increased its market presence dramatically merging with Richemont’s Net-A-Porter operation earlier in the year. There were significant strategic benefits, which combined the leaders in the fast growing online luxury market. YOOX has been a far more efficient operation and manages the online presence for a number of brands such as Armani, Diesel, Bally, Dolce & Gabbana and Zegna. With the addition of Net-A-Porter, YOOX gained access to new designer brands such as Jimmy Choo and Christian Louboutin.

Regional Performance: Japan

Cracks seemed to spread across the Japanese economy with two consecutive quarters of contracting Gross Domestic Product (GDP) creating the second technical recession under Prime Minister Abe. Lower corporate spending levels obstructed the goals of Abenomics, though the stock market continued to gain. One segment that showed weakness was the Japanese exporters, particularly those with exposure to China.

While the MSCI Japan and MSCI Japan Small Cap indices gained 9.6% and 15.3%, respectively, in 2015, several of our positions lagged the market. Two of our industrial holdings saw retrenchments in their share prices, namely Nabtesco Corporation by (14)% and THK Co. by (21)%. Both firms were attractively exposed to increased factory automation: Nabtesco by manufacturing a range of industrial motion control products, such as gears, actuators, valves and pumps; THK by manufacturing linear motion guides used in automated production facilities. Each commanded large market shares in their key component areas with high barriers to entry, and both enjoyed strong balance sheets. However, both had notable end market exposures to China, which was penalized this year by the market. We remained optimistic on the longer-term prospects for both companies, which also saw steady demand from their other markets. We were less sanguine regarding CMIC Holdings, a contract clinical research organization (CRO) providing medical research-related services primarily to pharmaceuticals and medical organizations. Early in the year, CMIC was under pressure from the slow recovery of Japanese health care spending. Mid-year outsourcing activity recovered and CMIC continued to consolidate its leading position. However, the company faced repeated difficulty improving the profitability in its manufacturing centers so we exited the position, which had declined (17)% while we owned it this year. Brightening the Fund and one of its top contributors was a 36% return from Koito Manufacturing, the manufacturer of automotive lighting — such as LED headlamps, discharge headlamps and halogen headlamps. Also one of the best holdings in 2014, Koito’s stock began the year weak, likely as the result of investor profit taking — though we added to our position then. It recovered strongly in the spring as the automotive industry continued to migrate toward high-margin LED headlights where Koito has a dominant market share, and we trimmed back the position during that recovery. That proved prescient as Koito’s stock was not spared the summer downdraft that affected any company with significant exposure to China, a market that represented 20% of Koito’s sales. Our patience was rewarded when later in the year the stock resumed its upward trajectory following Koito’s better-than-expected reported profits, benefiting from higher sales in North America and improved cost controls. Another healthy position in 2015 was Sugi Holdings, a chain of community drug stores in Japan that dispenses prescription medication and offers advice on over-the-counter drugs and cosmetics. Sugi began the year with improving operating margins despite the weight of Japan’s consumption tax hike and the National Health Insurance’s drug price revisions. Later, same-store sales increased, with prescription sales growing at twice the industry average as a result of the close, consultative relationships that Sugi’s in-store pharmacists have with the elderly population that relies on them. The final diagnosis was a 37% surge for Sugi’s shares

Regional Performance: Asia/Pacific Ex-Japan and Middle East

China’s shadow loomed larger than usual over the Asia/Pacific region for much of 2015. One example was Hong Kong-listed Nirvana Asia, the largest integrated death care service provider in Asia. We initiated the position in April and while the company’s headquarters was in Malaysia along with most of its sales, China’s stock market collapse spilled over to Hong Kong listings. Even though Nirvana’s stock was down (2)% since we began buying, we have continued to add to the position. It was a similar story for another new position, Australia’s Steadfast Group. Founded in 1996 as a group of 43 independently-owned insurance brokerages, Steadfast has become the area’s largest general insurance broker network with over 500 offices across Australia and New Zealand. Steadfast focuses on small- to medium-sized businesses that have complex needs, but were too small in scale to be attractive to the large insurance companies. Those clients appreciate the value brought by Steadfast, and renew with the company at a 98% annual rate. Since initiating the position in June it decline (2)%, though we have maintained our building the position. With regards to the Australian law firm Slater & Gordon, we were fortunate in timing our exit. Slater contributed to our performance in the first quarter with strong results, and we trimmed the position as it approached our target price. Then the company made a substantial acquisition in the U.K. that we regarded with uncertainty and we accelerated our exit, which we completed in June. Questions

22

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

subsequently were raised about the high price Slater paid for the U.K. firm and the accounting treatment, which led to the resignation of the CFO. While we held it during the year, Slater’s price was up 1% and after our exit its price later fell by more than (80)%. Better full year results came from fellow countryman Challenger Limited, a financial services firm offering primarily annuities and other fixed-income products. Challenger benefited when potential sales impediments from means testing rules were eliminated after government evaluations of new regulations. Combined with strong sales earlier in the year, Challenger ended 2015 with a 24% gain. Heading east, we benefited from the 74% climb in Frutarom Industries, the Israeli manufacturer of specialty flavors and ingredients for food, beverage, fragrance, pharmaceutical and cosmetic products. Frutarom made 13 beneficial acquisitions over the year —designed to extend the company’s global reach and reduce its overall cost structure. In addition, Frutarom’s internal growth continued apace with strong increases in revenues and earnings.

Regional Performance: Emerging Markets

The same issues that dragged on the Asia/Pacific Ex-Japan region, namely weakness from China and commodities, were exacerbated in the Emerging Markets. Though our holdings had no direct exposure to either force, for some stocks those pulls could not be avoided. For example, the

Malaysian low-cost passenger airline AirAsia Bhd. descended by (61)% in 2015 and was the Fund’s greatest detractor. Revenues declined sequentially, partly from lower passenger volumes and partly from the weaker Malaysian Ringgit values. Across its various operating areas, Malaysia and Thailand were strong and the formerly troubled Indonesian business — that had weighed on results earlier in the year — was recovering. Also with a notable decline was Shriram Transport Finance, a non-bank financing company primarily for commercial vehicle loans. Shriram repeatedly needed to take losses in the loan portfolio for construction equipment, which, while relatively small compared with Shriram’s total loan portfolio, still became a focal point for investors. That pushed down its stock by (25)% although we remain bullish on the longer-term prospects for the firm’s core business of lending toward smaller operators of used commercial vehicles. Much better was the 62% return for Indiabulls Housing Finance, the country’s second-largest private sector mortgage finance company. Throughout most of 2015, Indiabulls repeatedly reported loan growth and net interest income that bested expectations. The stock retreated slightly in the fourth quarter on concerns that such strong results might encourage competition, but we saw Indiabulls continuing to gain overall share in a very underpenetrated market.

CONCLUSION

Macroeconomic weakness seems to be the universal constant. Europe has not yet found secure footing on the path to recovery while China seemed to be using every tool available to reaccelerate growth. That could lead to varying levels of headwinds for companies located there or with significant revenue sources from there. While one cannot avoid being affected by the environment, we can and will focus on the intrinsic aspects of companies, business models and managements that we believe should prove to create superior long-term investments. For the new year, we remain dedicated to adding value to the assets you have entrusted to us, and look forward to working with you throughout 2016. This commentary reflects the viewpoints of the TimesSquare Capital Management, LLC as of 12/ 31/15 and is not intended as a forecast or guarantee of future results.

This commentary reflects the viewpoints of the TimesSquare Capital Management, LLC as of 12/31/15 and is not intended as a forecast or guarantee of future results.

23

AMG TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare International Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG TimesSquare International Small Cap Fund’s Institutional Class on January 2, 2013, to a $10,000 investment made in the MSCI EAFE Small Cap Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare International Small Cap Fund and the MSCI EAFE Small Cap Index for the same time periods ended December 31, 2015.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG TimsSquare International Small Cap Fund [2,3,4]
Institutional Class	12.78%	12.88%	01/02/13
Premier Class	12.51%	12.70%	01/02/13

MSCI EAFE Small Cap Index[5,6]	9.59%	9.89%	01/02/13	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[3]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local government attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[4]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.
[5]	The MSCI EAFE Small Cap Index is a market capitalization-weighted index that measures the performance of those MSCI EAFE Small Cap Index companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.
[6]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

24

AMG TimesSquare International Small Cap Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG TimesSquare
	International	MSCI EAFE
Sector	Small Cap Fund**	Small Cap Index
Consumer Discretionary	27.1%	17.4%
Financials	26.1%	22.4%
Industrials	22.5%	22.1%
Health Care	10.2%	7.9%
Information Technology	8.3%	9.8%
Consumer Staples	4.2%	6.9%
Materials	0.6%	8.1%
Energy	0.0%	2.4%
Telecommunication Services	0.0%	1.5%
Utilities	0.0%	1.5%
Other Assets and Liabilities	1.0%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Melrose Industries PLC*	3.3%
Sugi Holdings Co., Ltd.*	3.2
CTS Eventim AG & Co. KGaA*	3.1
Teleperformance*	3.1
Koito Manufacturing Co., Ltd.*	3.1
KION Group AG	3.1
Greene King PLC	3.0
Horiba, Ltd.*	2.9
Orpea	2.6
ABC-Mart, Inc.*	2.6

Top Ten as a Group	30.0%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

25

AMG TimesSquare International Small Cap Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks - 99.0%
Consumer Discretionary - 27.1%
ABC-Mart, Inc. (Japan)	14,200	$777,281
CTS Eventim AG & Co. KGaA (Germany)	24,012	952,068
Dalata Hotel Group PLC (Ireland)*	82,130	490,904
De’Longhi S.P.A. (Italy)	7,254	216,683
Greene King PLC (United Kingdom)	66,130	905,327
Gulliver International Co., Ltd. (Japan)[1]	54,700	545,230
Izumi Co., Ltd. (Japan)	8,900	345,519
Koito Manufacturing Co., Ltd. (Japan)	23,000	943,171
Nirvana Asia, Ltd. (Malaysia)(a)	628,000	190,448
Paddy Power PLC (Ireland)	1,828	244,144
Samsonite International, S.A. (United States)	210,850	631,913
Skylark Co., Ltd. (Japan)	41,300	533,641
Tamedia AG (Switzerland)	2,160	368,770
William Hill PLC (United Kingdom)	105,900	618,046
Yoox Net-A-Porter Group S.P.A. (Italy)*	12,975	483,332
Total Consumer Discretionary		8,246,477
Consumer Staples - 4.2%
Sugi Holdings Co., Ltd. (Japan)	17,430	961,661
Viscofan, S.A. (Spain)	5,000	301,615
Total Consumer Staples		1,263,276
Financials - 26.1%
Avanza Bank Holding AB (Sweden)	12,300	534,190
Bolsas y Mercados Espanoles, S.A. (Spain)[1]	12,900	434,725
Challenger, Ltd. (Australia)	114,815	723,606
Credito Real, S.A.B. de C.V. (Mexico)	102,264	259,362
FinecoBank Banca Fineco S.P.A. (Italy)	59,800	491,733
GRENKELEASING AG (Germany)	975	194,502
Hoist Finance AB (Sweden)(a),[1]	56,400	587,568
Indiabulls Housing Finance, Ltd. (India)	43,950	487,439
kabu.com Securities Co., Ltd. (Japan)	171,000	533,789
Kennedy Wilson Europe Real Estate PLC (United Kingdom)	32,100	570,860
Qualitas Controladora SAB de CV (Mexico)*	77,125	98,361
Shriram Transport Finance Co., Ltd. (India)	27,525	355,883
St. James’s Place PLC (United Kingdom)	45,567	675,383
Steadfast Group, Ltd. (Australia)	254,900	287,968
Tamburi Investment Partners SpA, 06/30/20 (Italy)	75,700	278,127

	Shares	Value
Tokyo Tatemono Co., Ltd. (Japan)	30,000	$326,514
Topdanmark A/S (Denmark)	16,750	475,906
Yes Bank, Ltd. (India)	58,950	643,190
Total Financials		7,959,106
Health Care - 10.2%
DiaSorin S.P.A. (Italy)	8,725	458,253
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	37,500	227,970
Korian, S.A. (France)	6,800	248,728
Miraca Holdings, Inc. (Japan)	10,030	441,336
Orpea (France)	10,080	807,070
Recipharm AB (Sweden)[1]	22,700	340,173
Tecan Group AG (Switzerland)	3,650	591,252
Total Health Care		3,114,782
Industrials - 22.5%
AirAsia BHD (Malaysia)	280,300	83,855
Alimak Group AB (Sweden)(a),*,1	24,500	248,151
Bossard Holding AG (Switzerland)*	3,135	343,356
Daetwyler Holding AG (Switzerland)	1,884	269,158
Diploma PLC (United Kingdom)	26,925	302,064
Interpump Group S.P.A. (Italy)	49,950	774,342
KION Group AG (Germany)*	19,000	942,171
LISI (France)	10,190	276,357
Melrose Industries PLC (United Kingdom)*	232,996	998,031
Nabtesco Corp. (Japan)	15,300	310,821
Norma Group SE (Germany)	4,665	257,843
Palfinger AG (Austria)	8,940	255,372
Prosegur Cia de Seguridad, S.A. (Spain)	56,110	258,410
Rotork PLC (United Kingdom)	63,000	169,544
Stabilus, S.A. (Luxembourg)*	4,100	171,390
Teleperformance (France)	11,300	950,193
THK Co., Ltd. (Japan)	13,400	248,357
Total Industrials		6,859,415
Information Technology - 8.3%
accesso Technology Group PLC (United Kingdom)*	14,040	172,827
Altran Technologies SA (France)	44,050	589,966
Datalogic S.P.A (Italy)	23,100	410,792
Horiba, Ltd. (Japan)	22,595	872,461
RIB Software AG (Germany)[1]	18,000	219,393

The accompanying notes are an integral part of these financial statements.

26

AMG TimesSquare International Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 8.3% (continued)
Telit Communications PLC (United Kingdom)*	85,825	$270,129
Total Information Technology		2,535,568
Materials - 0.6%
Frutarom Industries, Ltd. (Israel)	3,120	167,516
Total Common Stocks (cost $27,214,338)		30,146,140
Warrants - 0.0%#
Financials - 0.0%#
Tamburi Investment Partners S.P.A., 06/30/20 (Italy)*,2
(cost $0)	8,925	3,972

	Principal Amount
Short-Term Investments - 4.6%
Repurchase Agreements - 4.4%[3]
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $1,000,0037 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/16 - 12/20/65 totaling $1,020,000)	$1,000,000	1,000,000

	Principal Amount	Value
RBC Capital Markets LLC, dated 12/31/15, due 01/04/16, 0.280%, total to be received $344,495 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.000%, 04/20/25 - 03/20/65, totaling $351,374)	$344,484	$344,484
Total Repurchase Agreements		1,344,484

	Shares
Other Investment Companies - 0.2%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	66,092	66,092
Total Short-Term Investments (cost $1,410,576)		1,410,576
Total Investments - 103.6% (cost $28,624,914)		31,560,688
Other Assets, less Liabilities - (3.6)%		(1,104,687)
Net Assets - 100.0%		$30,456,001

The accompanying notes are an integral part of these financial statements.

27

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2015, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG TimesSquare Small Cap Growth Fund	$976,371,032	$249,326,014	$(49,838,396)	$199,487,618
AMG TimesSquare Mid Cap Growth Fund	1,674,173,802	659,235,846	(111,510,411)	547,725,435
AMG TimesSquare International Small Cap Fund	28,852,993	4,939,148	(2,231,453)	2,707,695

*	Non-income producing security.
#	Rounds to less than 0.1%.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2015, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG TimeSquare International Small Cap Fund	$1,026,167	3.4%

[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG TimesSquare Small Cap Growth Fund	$85,307,156	7.9%
AMG TimesSquare Mid Cap Growth Fund	90,482,229	4.2%
AMG TimesSquare International Small Cap Fund	1,075,655	3.5%

[2]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The market value of Illiquid securities at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG TimesSquare Small Cap Growth Fund	$405	0.00	%#
AMG TimesSquare International Small Cap Fund	3,972	0.01%

[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[4]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

28

Notes to Schedules of Portfolio Investments (continued)

Country	AMG TimesSquare International Small Cap Fund†	MSCI EAFE Small Cap Index (unaudited)
Australia	3.4%	5.6%
Austria	0.8%	0.8%
Belgium	0.0%	1.7%
Denmark	1.6%	1.8%
Finland	0.0%	1.3%
France	9.5%	4.4%
Germany	8.5%	6.0%
Hong Kong	0.0%	2.7%
India	4.9%	0.0%
Ireland	2.4%	1.2%
Israel	0.6%	1.2%
Italy	10.3%	4.0%
Japan	22.7%	30.2%
Luxembourg	0.6%	0.0%

Country	AMG TimesSquare International Small Cap Fund†	MSCI EAFE Small Cap Index (unaudited)
Malaysia	0.9%	0.0%
Mexico	1.2%	0.0%
Netherlands	0.0%	1.8%
New Zealand	0.8%	1.1%
Norway	0.0%	1.6%
Portugal	0.0%	0.3%
Singapore	0.0%	1.9%
Spain	3.3%	2.5%
Sweden	5.7%	5.2%
Switzerland	5.2%	4.2%
United Kingdom	15.5%	20.5%
United States	2.1%	0.0%

	100.0%	100.0%

†	As a percentage of total long term investments as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

29

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare Small Cap Growth Fund
Investments in Securities
Common Stocks†	$1,011,488,705	—	—	$1,011,488,705
Exchange Traded Funds	10,455,750	—	—	10,455,750
Warrants	—	—	$405	405
Short-Term Investments
Repurchase Agreements	—	$88,410,037	—	88,410,037
Other Investment Companies	65,503,753	—	—	65,503,753

Total Investments in Securities	$1,087,448,208	$88,410,037	$405	$1,175,858,650

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare Mid Cap Growth Fund
Investments in Securities
Common Stocks†	$2,084,340,395	—	—	$2,084,340,395
Short-Term Investments
Repurchase Agreements	—	$93,177,326	—	93,177,326
Other Investment Companies	44,381,516	—	—	44,381,516

Total Investments in Securities	$2,128,721,911	$93,177,326	—	$2,221,899,237

The accompanying notes are an integral part of these financial statements.

30

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare International Small Cap Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$859,674	$7,386,803	—	$8,246,477
Financials	357,723	7,601,383	—	7,959,106
Industrials	550,215	6,309,200	—	6,859,415
Health Care	340,173	2,774,609	—	3,114,782
Information Technology	442,956	2,092,612	—	2,535,568
Consumer Staples	—	1,263,276	—	1,263,276
Materials	—	167,516	—	167,516
Warrants	3,972	—	—	3,972
Short-Term Investments
Repurchase Agreements	—	1,344,484	—	1,344,484
Other Investment Companies	66,092	—	—	66,092

Total Investments in Securities	$2,620,805	$28,939,883	—	$31,560,688

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2015, AMG TimesSquare Mid Cap Growth Fund had no transfers between levels from the beginning of the reporting period and AMG TimesSquare Small Cap Growth Fund transferred an investment from Level 2 to Level 3. There were no purchases, sales or change in unrealized depreciation for the investment.

As of December 31, 2015, the AMG TimesSquare International Small Cap Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$28,737	$(163,264)	$163,264	$(28,737)

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

31

Statement of Assets and Liabilities

December 31, 2015

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund
Assets:
Investments at value* (including securities on loan valued at $85,307,156, $90,482,229 and $1,075,655, respectively)	$1,175,858,650	$2,221,899,237	$31,560,688
Foreign currency**	—	—	188,453
Receivable for investments sold	2,123,317	93,139,234	—
Receivable for Fund shares sold	8,103,705	1,752,496	48,362
Dividends, interest and other receivables	854,223	618,963	46,008
Prepaid expenses	5,164	8,224	15,161
Receivable from affiliate	—	1,579	12,840
Total assets	1,186,945,059	2,317,419,733	31,871,512
Liabilities:
Payable upon return of securities loaned	88,410,037	93,177,326	1,344,484
Payable for investments purchased	3,295,669	4,269,808	—
Payable for Fund shares repurchased	14,809,464	67,291,338	—
Accrued expenses:
Investment advisory and management fees	934,101	1,909,467	23,277
Shareholder servicing fees - Premier Class	49,125	148,039	71
Trustees fees and expenses	481	1,068	44
Other	92,667	217,134	47,635
Total liabilities	107,591,544	167,014,180	1,415,511
Net Assets	$1,079,353,515	$2,150,405,553	$30,456,001
Net Assets Represent:
Paid-in capital	$854,117,519	$1,566,445,006	$27,673,288
Undistributed (distribution in excess of) net investment income	—	3,386,291	(154,576)
Accumulated net realized gain from investments	19,976,507	13,500,028	6,397
Net unrealized appreciation of investments and foreign currency translations	205,259,489	567,074,228	2,930,892
Net Assets	$1,079,353,515	$2,150,405,553	$30,456,001
Institutional Class:
Net Assets	$806,744,539	$1,283,160,895	$30,119,326
Shares outstanding	53,275,688	74,050,274	2,373,169
Net asset value, offering and redemption price per share	$15.14	$17.33	$12.69
Premier Class:
Net Assets	$272,608,976	$867,244,658	$336,675
Shares outstanding	18,374,012	50,963,272	26,612
Net asset value, offering and redemption price per share	$14.84	$17.02	$12.65
* Investments at cost	$970,599,161	$1,654,825,009	$28,624,914
** Foreign currency at cost	—	—	$192,462

The accompanying notes are an integral part of these financial statements.

32

Statement of Operations

For the year ended December 31, 2015

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund
Investment Income:
Dividend income	$6,590,672 [1]	$19,930,860 [2]	$658,606
Securities lending income	338,341	1,063,329	19,288
Interest income	4,034	507	—
Foreign withholding tax	—	(141,820)	(43,214)
Total investment income	6,933,047	20,852,876	634,680
Expenses:
Investment advisory and management fees	11,240,184	24,440,949	273,890
Shareholder servicing fees - Premier Class	587,755	1,921,716	590
Transfer agent	24,011	68,863	1,184
Custodian	82,010	173,134	38,158
Professional fees	99,837	173,196	44,074
Registration fees	60,822	71,923	32,606
Trustees fees and expenses	65,359	141,107	1,162
Reports to shareholders	27,446	159,850	3,377
Miscellaneous	19,279	43,468	1,384
Total expenses before offsets	12,206,703	27,194,206	396,425
Expense reimbursements	—	—	(75,935)
Expense reductions	(158,680)	(278,627)	—
Fee waivers	—	(18,082)	—
Net expenses	12,048,023	26,897,497	320,490
Net investment income (loss)	(5,114,976)	(6,044,621)	314,190
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	113,078,343	216,760,066 [3]	987,399
Net realized loss on foreign currency transactions	—	—	(2,007)
Net change in unrealized appreciation (depreciation) of investments	(96,062,726)	(195,156,802)	2,605,682
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	(4,505)
Net realized and unrealized gain	17,015,617	21,603,264	3,586,569
Net increase in net assets resulting from operations	$11,900,641	$15,558,643	$3,900,759

1 Includes non-recurring dividends of $1,291,313.

2 Includes non-recurring dividends of $1,694,117.

3 Includes realized gains of $40,889,884 relating to redemptions in-kind. See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

33

Statements of Changes in Net Assets

For the year ended December 31,

	AMG TimesSquare Small Cap Growth Fund		AMG TimesSquare Mid Cap Growth Fund		AMG TimesSquare International Small Cap Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(5,114,976)	$(3,870,218)	$(6,044,621)	$(5,293,740)	$314,190	$35,117
Net realized gain on investments and foreign currency transactions	113,078,343	89,653,236	216,760,066	143,146,824	985,392	77,989
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(96,062,726)	(124,157,574)	(195,156,802)	(9,441,811)	2,601,177	(39,716)
Net increase (decrease) in net assets resulting from operations	11,900,641	(38,374,556)	15,558,643	128,411,273	3,900,759	73,390
Distributions to Shareholders:
From net investment income:
Institutional Class	—	—	—	—	(427,651)	(35,615)
Premier Class	—	—	—	—	(4,307)	(394)
From net realized gain on investments:
Institutional Class	(85,443,044)	(37,844,925)	(98,198,571)	(75,929,164)	(1,011,160)	(67,873)
Premier Class	(30,456,473)	(16,310,661)	(62,483,366)	(44,947,399)	(11,576)	(749)
Total distributions to shareholders	(115,899,517)	(54,155,586)	(160,681,937)	(120,876,563)	(1,454,694)	(104,631)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	94,528,326	(66,483,826)	(163,226,583)	(82,320,236)	24,931,425	322,152
Total increase (decrease) in net assets	(9,470,550)	(159,013,968)	(308,349,877)	(74,785,526)	27,377,490	290,911
Net Assets:
Beginning of year	1,088,824,065	1,247,838,033	2,458,755,430	2,533,540,956	3,078,511	2,787,600
End of year	$1,079,353,515	$1,088,824,065	$2,150,405,553	$2,458,755,430	$30,456,001	$3,078,511
End of year undistributed (distribution in excess of) net investment income	—	—	$3,386,291	$1,746,600	$(154,576)	—

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

34

AMG TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$16.75	$18.08	$13.00	$12.76	$13.01
Income from Investment Operations:
Net investment loss[1,2]	(0.07)[17]	(0.05)[4]	(0.08)[5]	(0.02)[6]	(0.06)
Net realized and unrealized gain (loss) on investments	0.26	(0.39)	6.28	1.66	0.41
Total from investment operations	0.19	(0.44)	6.20	1.64	0.35
Less Distributions to Shareholders from:
Net realized gain on investments	(1.80)	(0.89)	(1.12)	(1.40)	(0.60)
Net Asset Value, End of Year	$15.14	$16.75	$18.08	$13.00	$12.76
Total Return[2]	1.03%	(2.48)%	47.69%	13.01%[7]	2.64%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.02%	1.01%	1.06%[8]	1.03%[9]	1.03%
Ratio of expenses to average net assets (with offsets)	1.03%	1.04%	1.07%[8]	1.05%[9]	1.05%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.03%	1.04%	1.07%[8]	1.06%[9]	1.06%
Ratio of net investment loss to average net assets[2]	(0.40)%	(0.29)%	(0.53)%[8]	(0.12)%[9]	(0.48)%
Portfolio turnover	71%	48%	61%	65%	44%
Net assets at end of year (000’s omitted)	$806,745	$768,312	$896,706	$665,011	$520,075

	For the years ended December 31,
Premier Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$16.44	$17.80	$12.82	$12.59	$12.86
Income from Investment Operations:
Net investment loss[1,2]	(0.10)[17]	(0.08)[4]	(0.10)[5]	(0.04)[6]	(0.08)
Net realized and unrealized gain (loss) on investments	0.27	(0.40)	6.18	1.65	0.40
Total from investment operations	0.17	(0.48)	6.08	1.61	0.32
Less Distributions to Shareholders from:
Net realized gain on investments	(1.77)	(0.88)	(1.10)	(1.38)	(0.59)
Net Asset Value, End of Year	$14.84	$16.44	$17.80	$12.82	$12.59
Total Return[2]	0.90%	(2.78)%	47.44%	12.95%	2.46%
Ratio of net expenses to average net assets (with offsets/reductions)	1.22%	1.19%	1.19%[8]	1.14%[9]	1.14%
Ratio of expenses to average net assets (with offsets)	1.23%	1.22%	1.20%[8]	1.16%[9]	1.16%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.23%	1.22%	1.20%[8]	1.17%[9]	1.18%
Ratio of net investment loss to average net assets[2]	(0.60)%	(0.47)%	(0.63)%[8]	(0.27)%[9]	(0.59)%
Portfolio turnover	71%	48%	61%	65%	44%
Net assets at end of year (000’s omitted)	$272,609	$320,512	$351,132	$133,093	$184,685

35

AMG TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.54	$18.49	$15.05	$13.34	$14.04
Income from Investment Operations:
Net investment loss[1,2]	(0.03)[18]	(0.02)[4]	(0.03)[10]	(0.02)[6]	(0.04)
Net realized and unrealized gain (loss) on investments	0.16	1.02	5.54	2.51	(0.22)
Total from investment operations	0.13	1.00	5.51	2.49	(0.26)
Less Distributions to Shareholders from:
Net realized gain on investments	(1.34)	(0.95)	(2.07)	(0.78)	(0.44)
Net Asset Value, End of Year	$17.33	$18.54	$18.49	$15.05	$13.34
Total Return[2]	0.67%	5.34%	36.72%	18.71%	(1.89)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.02%	1.03%	1.04%[11]	1.06%[12]	1.06%
Ratio of expenses to average net assets (with offsets)	1.03%	1.04%	1.05%[11]	1.07%[12]	1.07%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.03%	1.04%	1.05%[11]	1.07%[12]	1.07%
Ratio of net investment loss to average net assets[2]	(0.17)%	(0.12)%	(0.17)%[11]	(0.16)%[12]	(0.29)%
Portfolio turnover	47%	43%	54%	42%	60%
Net assets at end of year (000’s omitted)	$1,283,161	$1,542,214	$1,319,016	$952,858	$854,828

	For the years ended December 31,
Premier Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$18.24	$18.23	$14.87	$13.21	$13.92
Income from Investment Operations:
Net investment loss[1,2]	(0.07)[18]	(0.06)[4]	(0.07)[10]	(0.05)[6]	(0.07)
Net realized and unrealized gain (loss) on investments	0.17	1.00	5.47	2.48	(0.21)
Total from investment operations	0.10	0.94	5.40	2.43	(0.28)
Less Distributions to Shareholders from:
Net realized gain on investments	(1.32)	(0.93)	(2.04)	(0.77)	(0.43)
Net Asset Value, End of Year	$17.02	$18.24	$18.23	$14.87	$13.21
Total Return[2]	0.49%	5.12%	36.43%	18.44%	(2.01)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.22%	1.22%	1.24%[11]	1.26%[12]	1.26%
Ratio of expenses to average net assets (with offsets)	1.23%	1.23%	1.25%[11]	1.27%[12]	1.27%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.23%	1.24%	1.25%[11]	1.27%[12]	1.27%
Ratio of net investment loss to average net assets[2]	(0.37)%	(0.34)%	(0.38)%[11]	(0.36)%[12]	(0.49)%
Portfolio turnover	47%	43%	54%	42%	60%
Net assets at end of year (000’s omitted)	$867,245	$916,541	$1,214,525	$663,656	$648,295

36

AMG TimesSquare International Small Cap Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2015	2014	2013*
Net Asset Value, Beginning of Year	$11.82	$11.98	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.13	0.14	0.10 [13]
Net realized and unrealized gain (loss) on investments	1.38	0.12	2.36
Total from investment operations	1.51	0.26	2.46
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.14)	(0.21)
Net realized gain on investments	(0.45)	(0.28)	(0.09)
Paid-in capital	—	—	(0.18)
Total distributions to shareholders	(0.64)	(0.42)	(0.48)
Net Asset Value, End of Year	$12.69	$11.82	$11.98
Total Return[2]	12.78%	2.15%[7]	24.77%[7,15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.05%	1.07%[14,16]
Ratio of expenses to average net assets (with offsets)	1.05%	1.05%	1.07%[14,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.30%	4.17%	8.05%[14,16]
Ratio of net investment income to average net assets[2]	1.04%	1.13%	0.88%[14,16]
Portfolio turnover	95%	61%	58%[15]
Net assets at end of year (000’s omitted)	$30,119	$3,045	$2,768

	For the years ended December 31,
Premier Class	2015	2014	2013*
Net Asset Value, Beginning of Year	$11.79	$11.98	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.05	0.11	0.11 [13]
Net realized and unrealized gain (loss) on investments	1.43	0.11	2.35
Total from investment operations	1.48	0.22	2.46
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.14)	(0.21)
Net realized gain on investments	(0.45)	(0.27)	(0.09)
Paid-in capital	—	—	(0.18)
Total distributions to shareholders	(0.62)	(0.41)	(0.48)
Net Asset Value, End of Year	$12.65	$11.79	$11.98
Total Return[2]	12.51%	1.89%[7]	24.77%[7,15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.30%	1.30%	1.08%[14,16]
Ratio of expenses to average net assets (with offsets)	1.30%	1.30%	1.08%[14,16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.59%	4.47%	8.50%[14,16]
Ratio of net investment income to average net assets[2]	0.37%	0.90%	0.97%[14,16]
Portfolio turnover	95%	61%	58%[15]
Net assets at end of year (000’s omitted)	$337	$33	$19

37

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commencement of operations was on January 2, 2013.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.10) and $(0.12) for AMG TimesSquare Small Cap Growth Fund’s Institutional Class and Premier Class, respectively, and $(0.04) and $(0.08) for AMG TimesSquare Mid Cap Growth Fund’s Institutional Class and Premier Class, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.09) and $(0.11) for the Institutional Class and Premier Class, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.06) and $(0.08) for AMG TimesSquare Small Cap Growth Fund’s Institutional Class and Premier Class, respectively, and $(0.04) and $(0.06) for AMG TimesSquare Mid Cap Growth Fund’s Institutional Class and Premier Class, respectively.
[7]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[8]	Includes non-routine extraordinary expenses amounting to 0.018% and 0.017% of average net assets for the Institutional Class and Premier Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.003% of average net assets for the Institutional Class and Premier Class, respectively.
[10]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.06) and $(0.10) for the Institutional Class and Premier Class, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.019% and 0.019% of average net assets for the Institutional Class and Premier Class, respectively.
[1][2]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.004% of average net assets for the Institutional Class and Premier Class, respectively.
[13]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09 and $0.10 for the Institutional Class and Premier Class, respectively.
[14]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.028% of average net assets for the Institutional Class and Premier Class, respectively.
[15]	Not annualized.
[16]	Annualized.
[17]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.09) and $(0.12) for the Institutional Class and Premier Class, respectively.
[18]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04) and $(0.08) for the Institutional Class and Premier Class, respectively.

38

Notes to Financial Statements

December 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”) and AMG TimesSquare International Small Cap Fund (“International Small Cap”), each a “Fund” and collectively the “Funds.” International Small Cap will deduct a 2.00% redemption fee from the proceeds of redemptions (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2015, International Small Cap had redemption fees amounting to $891.

The Funds offer both Institutional Class and Premier Class shares. Each class represents an interest in the same assets of the Funds. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Small Cap and Mid Cap are closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or

39

Notes to Financial Statements (continued)

liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on ex-date, and if after the fact, as soon as the Trust becomes aware of the ex-dividend date except for Korean securities where dividends are recorded on confirmation date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2015, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Small Cap - $158,680 or 0.014% and Mid Cap - $278,627 or 0.011%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2015, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, overdraft fees for International Small Cap equaled $253.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The permanent differences are primarily due to a net operating loss, redemptions in-kind, foreign currency and a reclassification of short-term gain dividends paid to ordinary income. The temporary differences are due to differing treatments for losses deferred due to excise tax regulations, mark-to market on passive foreign investment companies and wash sales.

40

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	Small Cap		Mid Cap		International Small Cap
Distributions paid from:	2015	2014	2015	2014	2015	2014
Ordinary income	—	—	—	—	$466,759	$34,316
Short-term capital gains	$13,007,343	$5,189,310	—	$8,132,133	908,770	22,055
Long-term capital gains	102,892,174	48,966,276	$160,681,937	112,744,430	79,165	48,260

	$115,899,517	$54,155,586	$160,681,937	$120,876,563	$1,454,694	$104,631

As of December 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap
Capital loss carryforward	—	—	—
Undistributed ordinary income	—	—	$44,114
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	$26,690,500	$36,235,113	35,786
Late year loss deferral	942,122	—	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2015 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2016, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the year ended December 31, 2015, Mid Cap transferred securities and cash to certain shareholders in connection with redemption-in-kind transactions in the amount of $103,352,960. For the purposes of U.S. GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

41

Notes to Financial Statements (continued)

For the years ended December 31, 2015 and 2014, the capital stock transactions by class for Small Cap, Mid Cap and International Small Cap were as follows:

	Small Cap				Mid Cap
	2015		2014		2015		2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Institutional Class:
Proceeds from sale of shares	8,282,082	$143,492,310	7,188,285	$122,592,540	8,223,494	$159,029,491	24,097,176	$457,170,681
Reinvestment of distributions	5,447,145	83,450,264	2,214,281	37,487,786	4,896,481	85,247,738	3,458,589	64,813,970
Cost of shares repurchased	(6,330,594)	(110,556,900)	(13,130,854)	(222,460,863)	(22,256,523)	(416,207,597)[1]	(15,709,792)	(296,189,552)

Net increase (decrease)	7,398,633	$116,385,674	(3,728,288)	$(62,380,537)	(9,136,548)	$(171,930,368)	11,845,973	$225,795,099

Premier Class:
Proceeds from sale of shares	3,354,676	$57,077,325	4,440,404	$72,422,662	11,299,019	$215,207,791	9,937,477	$183,948,674
Reinvestment of distributions	2,028,421	30,446,605	980,235	16,301,316	3,641,628	62,271,843	2,425,403	44,724,439
Cost of shares repurchased	(6,503,413)	(109,381,278)	(5,649,046)	(92,827,267)	(14,219,152)	(268,775,849)	(28,745,282)	(536,788,448)

Net increase (decrease)	(1,120,316)	$(21,857,348)	(228,407)	$(4,103,289)	721,495	$8,703,785	(16,382,402)	$(308,115,335)

1Includes redemptions in-kind in the amount of $103,352,960.

	International Small Cap
	2015		2014
	Shares	Amount	Shares	Amount
Institutional Class:
Proceeds from sale of shares	2,557,518	$30,287,908	54,677	$664,487
Reinvestment of distributions	113,815	1,438,615	8,706	103,343
Cost of shares repurchased	(555,821)	(7,098,297)	(36,772)	(459,991)

Net increase	2,115,512	$24,628,226	26,611	$307,839

Premier Class:
Proceeds from sale of shares	40,973	$521,716	1,111	$13,170
Reinvestment of distributions	1,261	15,883	96	1,143
Cost of shares repurchased	(18,449)	(234,400)	—	—

Net increase	23,785	$303,199	1,207	$14,313

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap - three collectively own 47%; Mid Cap - three collectively own 47%; International Small Cap - one collectively owns 83%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If

42

Notes to Financial Statements (continued)

the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Small Cap, Mid Cap and International Small Cap were $88,410,037, $93,177,326 and $1,344,484, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	1.00%
Mid Cap	1.00%
International Small Cap	0.90%

Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a reimbursement agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to the following percentages of Small Cap, Mid Cap and International Small Cap Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances.

	Small Cap	Mid Cap	International Small Cap
Institutional Class	1.05%	1.19%	1.05%
Premier Class	1.25%	1.39%	1.30%

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective contractual expense limitation amount.

43

Notes to Financial Statements (continued)

For the year ended December 31, 2015, International Small Cap’s components of reimbursement available are detailed in the following chart:

International Small Cap
Reimbursement Available - 12/31/14	$235,230
Additional Reimbursements	75,935
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/15	$311,165

The expiration of the Fund’s reimbursement are as follows:

Expiration Period	International Small Cap
Less than 1 year	$137,774
Within 2 years	97,456
Within 3 years	75,935

Total amount subject to reimbursement	$311,165

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares and JPMorgan US Government Money Market Fund. For the year ended December 31, 2015, the management fee for Mid Cap was reduced by $18,082 or 0.06%.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively, the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trust within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG

Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For the Premier Class of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Premier Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below. The impact on the annualized expense ratios for the year ended December 31, 2015, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Small Cap
Premier Class	0.20%	0.20%
Mid Cap
Premier Class	0.20%	0.20%
International Small Cap
Premier Class	0.25%	0.25%

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Small Cap lent varying amounts not exceeding $34,175,337 for 11 days earning interest of $4,034 and Mid Cap lent varying amount not exceeding $3,788,946 for 11 days earning interest of $507. The interest earned is included in the Statement of Operations as interest income. For the year ended December 31, 2015,

44

Notes to Financial Statements (continued)

International Small Cap borrowed $1,227,401 for five days paying interest of $109 to other Funds in the AMG Funds family. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2015, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2015, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$747,099,220	$763,331,710
Mid Cap	1,103,885,848	1,347,257,780
International Small Cap	50,139,765	26,603,988

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2015.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements.

At December 31, 2015, the value of the securities loaned and cash collateral received, were as follows.

Fund	Securities Loaned	Cash Collateral Received
Small Cap	$85,307,156	$88,410,037
Mid Cap	90,482,229	93,177,326
International Small Cap	1,075,655	1,344,484

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

45

Notes to Financial Statements (continued)

The following tables are a summary of the Funds’ open repurchase agreements which are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Small Cap
Citigroup Global Markets, Inc.	$20,997,590	$20,997,590	—	—
ING Financial Markets, LLC	16,777,177	16,777,177	—	—
Mitsubishi UFJ Securities USA, Inc.	20,997,590	20,997,590	—	—
Nomura Securities International, Inc.	20,997,590	20,997,590	—	—
State of Wisconsin Investment Board	8,640,090	8,640,090	—	—

Total	$88,410,037	$88,410,037	—	—

Mid Cap
BNP Paribas Securities Corp.	$1,829,499	$1,829,499	—	—
Cantor Fitzgerald Securities, Inc.	13,174,486	13,174,486	—	—
Daiwa Capital Markets America	11,539,233	11,539,233	—	—
HSBC Securities USA, Inc.	13,268,516	13,268,516	—	—
Mitsubishi UFJ Securities USA, Inc.	22,129,796	22,129,796	—	—
Nomura Securities International, Inc.	22,129,796	22,129,796	—	—
State of Wisconsin Investment Board	9,106,000	9,106,000	—	—

Total	$93,177,326	$93,177,326	—	—

International Small Cap
Nomura Securities International, Inc.	$1,000,000	$1,000,000	—	—
RBC Capital Markets LLC	344,484	344,484	—	—

Total	$1,344,484	$1,344,484	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements except that Mid Cap has reopened to new investors effective January 1, 2016.

TAX INFORMATION (unaudited)

AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Fund elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its period ended December 31, 2015.

AMG TimesSquare International Small Cap Fund

•	The total amount of taxes paid and income sourced from foreign countries was $36,522 and $658,088, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund and AMG TimesSquare International Small Cap Fund each hereby designates $102,892,174, $175,767,843 and $79,165 respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such year.

46

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AND AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, and AMG TimesSquare International Small Cap Fund (the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

47

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 72 Funds in Fund Complex	Bruce B. Bingham, 67 Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman • Trustee since 1999 • Oversees 72 Funds in Fund Complex

William E. Chapman, II, 74

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 • Oversees 72 Funds in Fund Complex

Edward J. Kaier, 70

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 74 Funds in Fund Complex

Kurt A. Keilhacker, 52

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 72 Funds in Fund Complex

Steven J. Paggioli, 65

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 72 Funds in Fund Complex	Richard F. Powers III, 70 Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 • Oversees 74 Funds in Fund Complex

Eric Rakowski, 57

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013 • Oversees 74 Funds in Fund Complex	Victoria L. Sassine, 50 Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 • Oversees 72 Funds in Fund Complex

Thomas R. Schneeweis, 68

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

48

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 74 Funds in Fund Complex

Christine C. Carsman, 63

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2014 • Principal Executive Officer since 2014

Jeffrey T. Cerutti, 48

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 57

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 51

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Fund II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 53

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 41

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

49

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

TimesSquare Capital Management, LLC

7 Times Square,

42nd Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC .

Current net asset values per share for the Funds are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG Yacktman Focused Fund

Service Class: YAFFX     |     Institutional Class: YAFIX

AMG Yacktman Fund

Service Class: YACKX

www.amgfunds.com	AR071-1215

AMG Funds

Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG Yacktman Focused Fund	6
AMG Yacktman Fund	10

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	15

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	17
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	18
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	19
Detail of changes in assets for the past two years

Financial Highlights	20
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

TRUSTEES AND OFFICERS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI All Country World ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Bond Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World ex USA Index)	(5.66)%	1.50%	1.06%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.22%	0.17%	0.19%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2015	Expense Ratio for the Period	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expenses Paid During the Period*
AMG Yacktman Focused Fund
Service Class
Based on Actual Fund Return	1.23%	$1,000	$1,003	$6.21
Hypothetical (5% return before expenses)	1.23%	$1,000	$1,019	$6.26
Institutional Class
Based on Actual Fund Return	1.05%	$1,000	$1,004	$5.30
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.35
AMG Yacktman Fund
Service Class
Based on Actual Fund Return	0.72%	$1,000	$994	$3.62
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,022	$3.67

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Portfolio Manager’s Comments (unaudited)

The AMG Yacktman Focused Fund (Service Class) returned (5.1)% for the 12 months ending December 31, 2015 compared with 1.4% for the benchmark, the S&P 500 Index. The AMG Yacktman Fund returned (5.6)% for the 12 months ending December 31, 2015 compared with 1.4% for the benchmark, the S&P 500 Index.

“It’s like déjà vu all over again.”

Last year marked the passing of baseball legend and American hero Yogi Berra, who was one of the most quoted figures in American history. His statement above captured the investment climate we saw in 2015, when market behavior was similar to the late 1990s and already high-priced momentum stocks went significantly higher while shares of companies with short-term challenges and, in our opinion, substantially more attractive valuations, were unpopular.

The S&P 500 Growth Index, driven by momentum tech names, increased 5.5% in 2015, while the S&P 500 Value Index declined (3.1)%. You may remember that in 1999 our approach similarly went out of favor while the tech bubble was still in full swing. Then, as now, the market favored growth and discarded what we thought was true value. That set up an amazing decade where the AMG Yacktman Focused Fund compounded at 11.8% and the AMG Yacktman Fund compounded at 11.9% annually while the market declined (0.95)% per year. Much like a boom often sets up a bust, we believe “underperformance can often set up the best outperformance.”

We seek to achieve solid appreciation over a full market cycle while managing risk. We do this by purchasing stakes in individual securities when we think that each has a potential reward sufficient for the risk we are taking with the investment. We diversify our holdings to further manage the risk that any individual security poses to the Funds’ objectives. We continue to adhere to this approach even during periods like last year where it may not work well in the short term. Having been through many market cycles, we believe the most important time to be disciplined investors is when others are being reckless.

Last year we were able to meaningfully increase positions in several of our favorite stocks that underperformed, because we thought the largest reason for the declines was market sentiment rather than long-term business fundamental issues. We believe this will pay off well over the next few years. In the AMG Yacktman Focused Fund, we sold positions in Anthem, Clorox, eBay and Sigma-Aldrich. In the AMG Yacktman Fund, we sold positions in eBay, Liberty Interactive, Patterson Companies and Sigma-Aldrich and trimmed our position in Comcast.

In early 2016, markets around the globe have begun to collapse and the U.S. stock market posted its worst start of the year in history. We prepared for this environment and continue to have excess cash to deploy as stocks go on sale. We also have Fund portfolios full of what we think are some of the best quality franchises in the world selling at reasonable prices. Difficult market environments are our favorite times at Yacktman because the best values often occur during periods of uncertainty or panic. We recommend reading a report called “A Manager for Riskier Times” that discusses how the AMG Yacktman Focused Fund and the AMG Yacktman Fund performed during the more turbulent market periods.

CONTRIBUTORS

For the AMG Yacktman Focused Fund, top contributors for 2015 included Microsoft Corp. (Microsoft), PepsiCo (Pepsi) and Samsung Electronics Preferred (Samsung). For the AMG Yacktman Fund, top contributors for 2015 included Microsoft, Pepsi and Sysco Corp (Sysco).

Microsoft’s shares were strong in 2015 as investors gained enthusiasm for the company’s cloud-based business prospects. We have owned Microsoft shares for many years and have been pleased by the improved discipline that Satya Nadella has brought to the company since he was named Chief Executive Officer.

Pepsi performed solidly last year as the company executed well, even in the face of a significant currency headwind. We continue to have a significant weighting in consumer products companies like Pepsi due to their ability to produce consistent results in both good and bad economic times.

Samsung’s shares surged during the latter part of the year after reporting better-than-expected results and a transformative share repurchase plan. We significantly increased our Samsung position in 2015 and think the company’s increased commitment to shareholder returns could attract more attention to the stock over time. Samsung remains incredibly inexpensive, selling at only four times earnings after subtracting the excess cash and investments which the company does not need to run the business.

Last year, Sysco was forced to terminate its proposed merger with US Foods due to antitrust challenges. The shares rebounded shortly after the merger termination as investors turned their focus to Sysco’s potential to improve profit margins, which have suffered in recent years.

DETRACTORS

For the AMG Yacktman Focused Fund and the AMG Yacktman Fund top detractors included 21st Century Fox (Fox), Oracle and Viacom.

In 2015, many media stocks were out of favor due to concerns that customers were eliminating or reducing the traditional cable bundle in the United States. Fox has strong domestic properties like Fox News, Fox Sports and FX, and an incredibly robust global presence, especially in high-growth markets like India, where its Star unit captures approximately 25% of television viewing. We increased our weighting in the shares because we think they are inexpensive off of current earnings, and we expect significant growth over the next several years.

4

Portfolio Manager’s Comments (continued)

Oracle’s shares struggled in 2015 as business momentum slowed and a strong Dollar impacted sales. We think the company is well-positioned to navigate its changing business landscape and possesses a solid and disciplined management team.

Viacom’s stock underperformed last year due to significant ratings challenges and management turmoil. We reduced the position last year because we think Fox offers better risk/reward going forward. Viacom remains a small position because the shares are very inexpensive.

CONCLUSION

We have long believed it is impossible to predict short-term moves in the market. We focus on individual securities, their valuations and project potential rates of return when considering a wide range of risk factors. For the last several years we have operated with a strong emphasis on high-quality businesses and have held excess cash as we waited for more compelling opportunities. If we continue to see declines in individual securities, that may change. Having the patience to wait for prices to become more attractive has proven to be valuable over the years.

To close with another quote from the great Yogi Berra, “It ain’t over ‘till it’s over.” We remind investors that it is important to judge results over a full market cycle. After many years of stocks appreciating, especially through expanding valuations, we are now seeing declines, which could allow us to observe the full cycle. We will continue to be patient, diligent and objective when managing the AMG Yacktman Focused Fund and the AMG Yacktman Fund.

This commentary reflects the viewpoints of the Yacktman Asset Management LP as of 12/31/15 and is not intended as a forecast or guarantee of future results.

5

AMG Yacktman Focused Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG Yacktman Focused Fund’s Service Class on December 31, 2005, to a $10,000 investment made in the S&P 500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund and the S&P 500 Index for the same time periods ended December 31, 2015.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Yacktman Focused Fund [2,3,4,5,6,7,8]
Service Class	(5.08)%	9.64%	10.24%	9.12%	05/01/97
Institutional Class	(4.89)%	—	—	10.84%	07/24/12
S&P 500 Index [9]	1.38%	12.57%	7.31%	7.13%	05/01/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Service Class of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The Fund can invest in securities of different market capitalizations (small, mid and large capitalizations) and styles (growth vs. value), each of which will react differently to various market movements.
[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[8]	The Fund inception dates and returns for all periods beginning prior to June 29, 2012 reflects performance of the predecessor Fund, The Yacktman Focused Fund, which was reorganized into the AMG Yacktman Focused Fund and was managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies.
[9]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Yacktman Focused Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG Yacktman	S&P 500
Sector	Focused Fund**	Index
Consumer Staples	34.4%	10.1%
Information Technology	23.8%	20.7%
Consumer Discretionary	14.3%	12.9%
Health Care	5.3%	15.1%
Energy	3.1%	6.5%
Financials	2.7%	16.5%
Industrials	2.0%	10.0%
Materials	0.0%	2.8%
Telecommunication Services	0.0%	2.4%
Utilities	0.0%	3.0%
Other Assets and Liabilities	14.4%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
The Procter & Gamble Co.*	12.9%
Samsung Electronics Co., Ltd, 2.150%.*	10.6
PepsiCo, Inc.*	8.7
Twenty-First Century Fox, Inc., Class B*	7.7
Twenty-First Century Fox, Inc., Class A*	6.3
Cisco Systems, Inc.*	4.9
Oracle Corp.*	4.9
Sysco Corp.*	4.9
The Coca-Cola Co.*	4.9
Johnson & Johnson	4.8

Top Ten as a Group	70.6%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Yacktman Focused Fund

Fund Snapshots (continued)

For the six months ended December 31, 2015

NEW CORPORATE BOND & NOTE POSITIONS

Current
New Purchases	Par Held
Avon Products, Inc., 6.750%, 03/15/23	$14,105,000
Avon Products, Inc., 8.700%, 03/15/43	$65,740,000

EQUITY PURCHASES & SALES

	Net Shares	Current
Purchases	Purchased	Shares Held
Samsung Electronics Co., Ltd.	102,300	615,317
Twenty-First Century Fox, Inc., Class A	83,600	12,500,000
Twenty-First Century Fox, Inc., Class B	1,155,400	15,200,000

	Net Shares	Current
Sales	Sold	Shares Held
Avon Products, Inc.	1,900,000	13,300,000
C.H. Robinson Worldwide, Inc.	1,200,000	700,000
Cisco Systems, Inc.	4,900,000	9,700,000
ConocoPhillips	450,000	1,400,000
CR Bard, Inc.	810,000	140,000
eBay, Inc.	2,000,000	—
Exxon Mobil Corp.	700,000	1,300,000
Microsoft Corp.	2,600,000	3,300,000
Oracle Corp.	4,900,000	7,200,000
PepsiCo, Inc.	3,050,000	4,700,000
Sigma-Aldrich Corp.	400,000	—
State Street Corp.	300,000	400,000
Stryker Corp.	1,600,000	—
Sysco Corp.	8,300,000	6,400,000
The Bank of New York Mellon Corp.	500,000	1,300,000
The Coca-Cola Co.	4,100,000	6,100,000
The Procter & Gamble Co.	3,150,000	8,700,000
Unilever NV, ADR	1,693,000	—
US Bancorp	950,000	1,600,000
Viacom, Inc., Class B	2,650,000	350,000

CORPORATE BONDS & NOTES PURCHASES

	Net Par	Current
Purchases	Purchased	Par Held
Avon Products, Inc., 6.750%, 03/15/23	$14,105,000	$14,105,000
Avon Products, Inc., 8.700%, 03/15/43	65,740,000	65,740,000
CONSOL Energy, Inc. 5.875%, 04/15/22	38,000,000	38,000,000

8

AMG Yacktman Focused Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—73.5%
Consumer Discretionary—14.3%
Twenty-First Century Fox, Inc., Class A	12,500,000	$339,500,000
Twenty-First Century Fox, Inc., Class B	15,200,000	413,896,000
Viacom, Inc., Class B	350,000	14,406,000
Total Consumer Discretionary		767,802,000
Consumer Staples—33.3%
Avon Products, Inc.	13,300,000	53,865,000
The Coca-Cola Co.	6,100,000	262,056,000
Hengan International Group Co., Ltd.	5,622,300	52,782,907
PepsiCo, Inc.	4,700,000	469,624,000
The Procter & Gamble Co.	8,700,000	690,867,000
Sysco Corp.	6,400,000	262,400,000
Total Consumer Staples		1,791,594,907
Energy—3.1%
ConocoPhillips	1,400,000	65,366,000
Exxon Mobil Corp.	1,300,000	101,335,000
Total Energy		166,701,000
Financials—2.7%
The Bank of New York Mellon Corp.	1,300,000	53,586,000
State Street Corp.	400,000	26,544,000
US Bancorp	1,600,000	68,272,000
Total Financials		148,402,000
Health Care—5.3%
CR Bard, Inc.	140,000	26,521,600
Johnson & Johnson	2,500,000	256,800,000
Total Health Care		283,321,600
Industrials—1.6%
Aggreko PLC	3,050,000	41,058,459
C.H. Robinson Worldwide, Inc.	700,000	43,414,000
Total Industrials		84,472,459
Information Technology—13.2%
Cisco Systems, Inc.	9,700,000	263,403,500
Microsoft Corp.	3,300,000	183,084,000
Oracle Corp.	7,200,000	263,016,000
Total Information Technology		709,503,500
Total Common Stocks (cost $3,042,856,593)		3,951,797,466

	Shares	Value
Preferred Stocks—10.6%
Samsung Electronics Co., Ltd., 2.150% (Information Technology) (cost $573,886,147)	615,317	$568,791,710

	Principal
	Amount
Corporate Bonds and Notes—1.5%
Consumer Staples—1.1%
Avon Products, Inc., 6.750%, 03/15/23(a)	$14,105,000	9,732,450
Avon Products, Inc., 8.700%, 03/15/43(a)	65,740,000	47,332,800
Total Consumer Staples		57,065,250
Industrials—0.4%
CONSOL Energy, Inc. 5.875%, 04/15/22[1]	38,000,000	23,560,000
Total Corporate Bonds and Notes (cost $83,829,737)		80,625,250
Short-Term Investments—13.5%
Repurchase Agreements—0.0%2,#
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $578,703 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—12/01/65 totaling $590,256)	578,682	578,682

	Shares
Other Investment Companies—13.5%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	99,365,566	99,365,566
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.25%	435,853,500	435,853,500
JPMorgan Prime Money Market Fund, Capital Shares, 0.21%	190,777,578	190,777,578
Total Other Investment Companies		725,996,644
Total Short-Term Investments (cost $726,575,326)		726,575,326
Total Investments—99.1% (cost $4,427,147,803)		5,327,789,752
Other Assets, less Liabilities—0.9%		46,875,652
Net Assets—100.0%		$5,374,665,404

The accompanying notes are an integral part of these financial statements.

9

AMG Yacktman Fund

Portfolio Manager’s Comments (unaudited)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the AMG Yacktman Fund’s Service Class on December 31, 2005, to a $10,000 investment made in the S&P 500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Fund and the S&P 500 Index for the same time periods ended December 31, 2015.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Yacktman Fund [2,3,4,5,6,7]
Service Class	(5.63)%	9.93%	9.83%
S&P 500 Index[8]	1.38%	12.57%	7.31%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors. High-yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The Fund can invest in securities of different market capitalizations (small, mid and large capitalizations) and styles (growth vs. value), each of which will react differently to various market movements.
[7]	The Fund inception date and returns for all periods beginning prior to June 29, 2012 reflects performance of the predecessor Fund, The Yacktman Fund, which was recognized into the AMG Yacktman Fund and was managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies.
[8]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

10

AMG Yacktman Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG Yacktman	S&P 500®
Sector	Fund**	Index
Consumer Staples	31.7%	10.1%
Information Technology	18.8%	20.7%
Consumer Discretionary	12.1%	12.9%
Health Care	9.2%	15.1%
Financials	6.6%	16.5%
Energy	3.2%	6.5%
Industrials	2.2%	10.0%
Materials	0.0%	2.8%
Telecommunication Services	0.0%	2.4%
Utilities	0.0%	3.0%
Other Assets and Liabilities	16.2%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
The Procter & Gamble Co.*	8.2%
PepsiCo, Inc.*	7.9
Twenty-First Century Fox, Inc., Class A*	6.0
Cisco Systems, Inc.*	4.9
Sysco Corp.*	4.9
Oracle Corp.*	4.9
The Coca-Cola Co.*	4.9
Microsoft Corp.*	4.6
Johnson & Johnson	4.1
Twenty-First Century Fox, Inc., Class B *	2.8

Top Ten as a Group	53.2%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

AMG Yacktman Fund

Fund Snapshots (continued)

For the six months ended December 31, 2015

NEW CORPORTATE BOND & NOTE POSITIONS

Current
New Purchases	Par Held
Avon Products, Inc., 6.750%, 03/15/23	$80,880,000
Avon Products, Inc., 8.700%, 03/15/43	15,000,000
CONSOL Energy, Inc., 5.875%, 04/15/22	57,050,000

EQUITY PURCHASES & SALES

	Net Shares	Current
Purchases	Purchased	Shares Held
Johnson & Johnson	100,000	3,600,000

Sales	Net Shares Sold	Current Shares Held
Bank of America Corp.	1,300,000	2,500,000
C.H. Robinson Worldwide, Inc.	900,000	1,800,000
Cisco Systems, Inc.	4,200,000	16,200,000
Colgate-Palmolive Co.	100,000	1,200,000
Comcast Corp., Class A	900,000	1,900,000
ConocoPhillips	450,000	2,300,000
CR Bard, Inc.	450,000	900,000
eBay, Inc.	3,100,000	—
Exxon Mobil Corp.	800,000	2,300,000
Hewlett-Packard Co.	2,600,000	—
Intel Corp.	300,000	1,800,000
Lancaster Colony Corp.	90,000	370,000
Microsoft Corp.	1,800,000	7,400,000
Oracle Corp.	1,200,000	12,000,000
PepsiCo, Inc.	3,700,000	7,100,000
Sigma-Aldrich Corp.	800,000	—
Stryker Corp.	700,000	1,700,000
Sysco Corp.	2,781,700	10,700,000
The Bank of New York Mellon Corp.	200,000	3,800,000
The Clorox Co.	550,000	250,000
The Coca-Cola Co.	4,300,000	10,200,000
The Procter & Gamble Co.	2,900,000	9,200,000
Twenty-First Century Fox, Inc., Class A	296,000	19,600,000
US Bancorp	1,100,000	4,200,000
Viacom, Inc., Class B	830,000	3,900,000
Wal-Mart Stores, Inc.	100,000	1,500,000
Wells Fargo & Co.	200,000	1,700,000

CORPORATE BONDS & NOTES PURCHASES

	Net Par	Current
Purchases	Purchased	Par Held
Avon Products, Inc., 6.750%, 03/15/23	$80,880,000	$80,880,000
Avon Products, Inc., 8.700%, 03/15/43	15,000,000	15,000,000
CONSOL Energy, Inc., 5.875%, 04/15/22	57,050,000	57,050,000

12

AMG Yacktman Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks—80.4%
Consumer Discretionary—12.1%
Apollo Education Group, Inc.*,1	1,875,000	$14,381,250
Comcast Corp., Class A	1,900,000	107,217,000
Staples, Inc.	2,000,000	18,940,000
Twenty-First Century Fox, Inc., Class A	19,600,000	532,336,000
Twenty-First Century Fox, Inc., Class B	9,200,000	250,516,000
Viacom, Inc., Class B	3,900,000	160,524,000
Total Consumer Discretionary		1,083,914,250
Consumer Staples—31.0%
Avon Products, Inc.	16,400,000	66,420,000
The Clorox Co.	250,000	31,707,500
The Coca-Cola Co.	10,200,000	438,192,000
Colgate-Palmolive Co.	1,200,000	79,944,000
Hengan International Group Co., Ltd.	6,685,400	62,763,432
Lancaster Colony Corp.[1]	370,000	42,720,200
PepsiCo, Inc.	7,100,000	709,432,000
The Procter & Gamble Co.	9,200,000	730,572,000
Sysco Corp.	10,700,000	438,700,000
Unilever NV, ADR	1,835,000	79,492,200
Wal-Mart Stores, Inc.	1,500,000	91,950,000
Total Consumer Staples		2,771,893,332
Energy—3.2%
ConocoPhillips	2,300,000	107,387,000
Exxon Mobil Corp.	2,300,000	179,285,000
Total Energy		286,672,000
Financials—6.6%
Bank of America Corp.	2,500,000	42,075,000
The Bank of New York Mellon Corp.	3,800,000	156,636,000
The Goldman Sachs Group, Inc.	250,000	45,057,500
State Street Corp.	1,140,000	75,650,400
US Bancorp	4,200,000	179,214,000
Wells Fargo & Co.	1,700,000	92,412,000
Total Financials		591,044,900
Health Care—9.2%
Anthem, Inc.	850,000	118,524,000
CR Bard, Inc.	900,000	170,496,000
Johnson & Johnson	3,600,000	369,792,000

	Shares	Value
Stryker Corp.	1,700,000	$157,998,000
Total Health Care		816,810,000
Industrials—1.8%
Aggreko PLC	3,728,228	50,188,622
C.H. Robinson Worldwide, Inc.	1,800,000	111,636,000
Total Industrials		161,824,622
Information Technology—16.5%
Cisco Systems, Inc.	16,200,000	439,911,000
Corning, Inc.	2,810,000	51,366,800
Hewlett Packard Enterprise Co.	2,500,000	38,000,000
HP, Inc.	2,500,000	29,600,000
Intel Corp.	1,800,000	62,010,000
Microsoft Corp.	7,400,000	410,552,000
Oracle Corp.	12,000,000	438,360,000
Total Information Technology		1,469,799,800
Total Common Stocks (cost $5,084,990,236)		7,181,958,904
Preferred Stocks—2.3%
Samsung Electronics Co., Ltd., 2.150% (Information Technology) (cost $205,802,411)	221,551	204,799,107

	Principal Amount
Corporate Bonds and Notes—1.1%
Consumer Staples—0.7%
Avon Products, Inc., 6.750%, 03/15/23(a),[1]	$80,880,000	55,807,200
Avon Products, Inc., 8.700%, 03/15/43(a)	15,000,000	10,800,000
Total Consumer Staples		66,607,200
Industrials—0.4%
CONSOL Energy, Inc., 5.875%, 04/15/22[1]	57,050,000	35,371,000
Total Corporate Bonds and Notes (cost $99,425,274)		101,978,200
Short-Term Investments—15.7%
Repurchase Agreements—0.2%[2]
BNP Paribas Securities Corp., dated 12/31/15,due 01/04/16, 0.300%, total to be received $3,847,029 (collateralized by various U.S. Government Agency Obligations, 0.000% - 5.500%, 6/6/16—5/4/37, totaling $3,923,839)	3,846,901	3,846,901

The accompanying notes are an integral part of these financial statements.

13

AMG Yacktman Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/31/15,due 01/04/16, 0.340%, total to be received $3,847,046 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 01/15/16—04/01/51, totaling $3,923,839)	$3,846,901	$3,846,901
HSBC Securities USA, Inc., dated 12/31/15, due 01/04/16, 0.290%, total to be received $3,073,927 (collateralized by a U.S. Government Agency Obligation, 3.000%, 11/15/44, totaling $3,135,313)	3,073,828	3,073,828
Nomura Securities International, Inc., dated 12/31/15, due 01/04/16, 0.330%, total to be received $3,847,042 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.500%, 01/15/16—12/20/65 totaling $3,923,839)	3,846,901	3,846,901
State of Wisconsin Investment Board, dated 12/31/15, due 01/04/16, 0.410%, total to be received $1,582,874 (collateralized by various U.S. Government Agency Obligations, 0.125%—2.500%, 01/15/17—02/15/42, totaling $1,615,621)	1,582,802	1,582,802
Total Repurchase Agreements		16,197,333

	Shares	Value
Other Investment Companies—15.5%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	95,291,958	$95,291,958
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.25%	591,261,623	591,261,623
JPMorgan Prime Money Market Fund, Capital Shares, 0.21%	701,225,872	701,225,872
Total Other Investment Companies		1,387,779,453
Total Short-Term Investments (cost $1,403,976,786)		1,403,976,786
Total Investments—99.5% (cost $6,794,194,707)		8,892,712,997
Other Assets, less Liabilities—0.5%		43,894,512
Net Assets—100.0%		$8,936,607,509

The accompanying notes are an integral part of these financial statements.

14

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2015, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Yacktman Focused Fund	$4,427,911,251	$1,210,813,613	$(310,935,112)	$899,878,501
AMG Yacktman Fund	6,796,462,919	2,486,694,916	(390,444,838)	2,096,250,078

*	Non-income producing security.
#	Rounds to less than 0.1%.
(a)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Yacktman Focused Fund	$551,800	0.0	%#
AMG Yacktman Fund	15,449,339	0.2%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Funds’ investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Yacktman Focused Fund
Investments in Securities
Common Stocks
Consumer Staples	$1,738,812,000	$52,782,907	—	$1,791,594,907
Consumer Discretionary	767,802,000	—	—	767,802,000
Information Technology	709,503,500	—	—	709,503,500
Health Care	283,321,600	—	—	283,321,600
Energy	166,701,000	—	—	166,701,000
Financials	148,402,000	—	—	148,402,000
Industrials	43,414,000	41,058,459	—	84,472,459
Preferred Stocks†	—	568,791,710	—	568,791,710
Corporate Bonds and Notes††	—	80,625,250	—	80,625,250
Short-Term Investments
Repurchase Agreements	—	578,682	—	578,682
Other Investment Companies	725,996,644	—	—	725,996,644

Total Investments in Securities	$4,583,952,744	$743,837,008	—	$5,327,789,752

The accompanying notes are an integral part of these financial statements.

15

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Yacktman Fund
Investments in Securities
Common Stocks
Consumer Staples	$2,709,129,900	$62,763,432	—	$2,771,893,332
Information Technology	1,469,799,800	—	—	1,469,799,800
Consumer Discretionary	1,083,914,250	—	—	1,083,914,250
Health Care	816,810,000	—	—	816,810,000
Financials	591,044,900	—	—	591,044,900
Energy	286,672,000	—	—	286,672,000
Industrials	111,636,000	50,188,622	—	161,824,622
Preferred Stocks†	—	204,799,107	—	204,799,107
Corporate Bonds and Notes††	—	101,978,200	—	101,978,200
Short-Term Investments
Repurchase Agreements	—	16,197,333	—	16,197,333
Other Investment Companies	1,387,779,453	—	—	1,387,779,453

Total Investments in Securities	$8,456,786,303	$435,926,694	—	$8,892,712,997

†	All preferred stocks held in the Fund are level 2 securities. For a detailed breakout of the preferred stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.
††	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed break out of the corporate bonds and notes by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2015, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2015

	AMG Yacktman Focused Fund	AMG Yacktman Fund
Assets:
Investments at value* (including securities on loan valued at $551,800 and $15,449,339, respectively)	$5,327,789,752	$8,892,712,997
Receivable for investments sold	54,047,810	42,997,968
Receivable for Fund shares sold	20,378,035	22,887,760
Receivable from affiliate for interfund lending	—	24,808,626
Dividends, interest and other receivables	15,737,745	16,342,682
Receivable from affiliate	34,886	65,853
Prepaid expenses	11,227	10,373
Total assets	5,417,999,455	8,999,826,259
Liabilities:
Payable for Fund shares repurchased	36,166,966	40,174,772
Payable for investments purchased	105,924	202,003
Payable upon return of securities loaned	578,682	16,197,333
Accrued expenses:
Investment advisory and management fees	4,980,008	4,436,221
Shareholder servicing fees—Service Class	756,307	1,216,754
Administrative fees	102,997	162,398
Trustees fees and expenses	12,876	13,625
Other	630,291	815,644
Total liabilities	43,334,051	63,218,750
Net Assets	$5,374,665,404	$8,936,607,509
Net Assets Represent:
Paid-in capital	$4,293,224,100	$6,677,261,407
Undistributed net investment income	17,111,843	19,683,828
Accumulated net realized gain from investments and foreign currency transactions	163,742,164	141,164,600
Net unrealized appreciation of investments and foreign currency translations	900,587,297	2,098,497,674
Net Assets	$5,374,665,404	$8,936,607,509
Service Class:
Net Assets	$4,062,290,915	$8,936,607,509
Shares outstanding	205,428,212	428,123,692
Net asset value, offering and redemption price per share	$19.77	$20.87
Institutional Class:
Net Assets	$1,312,374,489	n/a
Shares outstanding	66,446,438	n/a
Net asset value, offering and redemption price per share	$19.75	n/a
* Investments at cost	$4,427,147,803	$6,794,194,707

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the year ended December 31, 2015

	AMG Yacktman Focused Fund	AMG Yacktman Fund
Investment Income:
Dividend income	$177,131,710	$234,856,403
Securities lending income	51,698	68,599
Interest income	2,033,283	1,210,853
Foreign withholding tax	(4,107,682)	(1,888,475)
Total investment income	175,109,009	234,247,380
Expenses:
Investment advisory and management fees	84,012,027	65,183,481
Shareholder servicing fees—Service Class	10,281,542	12,647,733
Administrative fees	1,720,241	2,383,036
Professional fees	576,729	766,378
Trustees fees and expenses	534,265	729,263
Custodian	402,499	557,024
Transfer agent	387,345	416,113
Reports to shareholders	380,595	545,153
Registration fees	135,008	228,068
Miscellaneous	187,876	243,690
Total expenses before offsets	98,618,127	83,699,939
Fee waivers	(492,498)	(774,991)
Net expenses	98,125,629	82,924,948
Net investment income	76,983,380	151,322,432
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,215,653,556	1,158,924,428
Net realized gain (loss) on foreign currency transactions	(232,043)	6,199
Net change in unrealized appreciation (depreciation) of investments	(1,820,196,970)	(2,054,442,797)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(53,366)	(19,662)
Net realized and unrealized loss	(604,828,823)	(895,531,832)
Net decrease in net assets resulting from operations	$(527,845,443)	$(744,209,400)

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

For the year ended December 31,

	AMG Yacktman Focused Fund		AMG Yacktman Fund
	2015	2014	2015	2014
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$76,983,380	$80,155,003	$151,322,432	$150,098,993
Net realized gain on investments and foreign currency transactions	1,215,421,513	948,974,649	1,158,930,627	607,410,711
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(1,820,250,336)	140,652,556	(2,054,462,459)	738,838,615
Net increase (decrease) in net assets resulting from operations	(527,845,443)	1,169,782,208	(744,209,400)	1,496,348,319
Distributions to Shareholders:
From net investment income:
Service Class	(40,547,901)	(50,178,998)	(131,644,803)	(145,498,654)
Institutional Class	(16,368,710)	(28,198,472)	—	—
From net realized gain on investments:
Service Class	(786,169,218)	(512,802,995)	(970,575,959)	(456,523,228)
Institutional Class	(253,692,890)	(224,675,213)	—	—
Total distributions to shareholders	(1,096,778,719)	(815,855,678)	(1,102,220,762)	(602,021,882)
Capital Share Transactions:
Service Class:
Proceeds from sale of shares	454,434,166	1,121,706,931 [1]	1,494,272,982	2,037,800,943 [1]
Reinvestment of dividends and distributions	808,542,306	549,986,566	1,007,652,915	542,945,270
Cost of shares repurchased	(3,844,525,744)	(2,718,143,646)	(5,935,905,661)	(3,189,501,211)
Net decrease from Service Class share transactions	(2,581,549,272)	(1,046,450,149)	(3,433,979,764)	(608,754,998)
Institutional Class:
Proceeds from sale of shares	570,863,017	733,138,854	—	—
Reinvestment of dividends and distributions	179,172,986	180,148,985	—	—
Cost of shares repurchased	(2,430,892,631)	(890,290,974)	—	—
Net increase (decrease) from Institutional Class share transactions	(1,680,856,628)	22,996,865	—	—
Total decrease from capital share transactions	(4,262,405,900)	(1,023,453,284)	(3,433,979,764)	(608,754,998)
Total increase (decrease) in net assets	(5,887,030,062)	(669,526,754)	(5,280,409,926)	285,571,439
Net Assets:
Beginning of year	11,261,695,466	11,931,222,220	14,217,017,435	13,931,445,996
End of year	$5,374,665,404	$11,261,695,466	$8,936,607,509	$14,217,017,435
End of year undistributed net investment income	$17,111,843	—	$19,683,828	—

Share Transactions:
Service Class:
Sale of shares	18,360,379	43,745,093	62,035,107	84,370,480
Reinvested shares from dividends and distributions	40,712,052	20,943,895	48,006,332	21,308,685
Shares repurchased	(156,831,556)	(104,689,331)	(247,805,578)	(131,487,623)
Net decrease in Service Class shares	(97,759,125)	(40,000,343)	(137,764,139)	(25,808,458)
Institutional Class:
Sale of shares	23,780,920	28,333,706	—	—
Reinvested shares from dividends and distributions	9,035,451	6,860,205	—	—
Shares repurchased	(98,290,366)	(34,518,463)	—	—
Net increase (decrease) in Institutional Class shares	(65,473,995)	675,448	—	—

[1]	Includes a contribution of capital by the subadvisor. (See Note 2 in the Notes to the Financial Statements.)

The accompanying notes are an integral part of these financial statements.

19

AMG Yacktman Focused Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Service Class	2015	2014	2013	2012†	2011††
Net Asset Value, Beginning of Year	$25.88	$25.15	$20.52	$18.78	$17.68
Income from Investment Operations:
Net investment income[2]	0.22 [1]	0.17 [1]	0.15 [1]	0.18 [1]	0.12
Net realized and unrealized gain (loss) on investments	(1.51)	2.54	5.39	1.79	1.19
Total from investment operations	(1.29)	2.71	5.54	1.97	1.31
Distributions to Shareholders from:
Net investment income	(0.24)	(0.18)	(0.14)	(0.16)	(0.12)
Net realized gain on investments	(4.58)	(1.80)	(0.77)	(0.07)	(0.09)
Total distributions to shareholders	(4.82)	(1.98)	(0.91)	(0.23)	(0.21)
Net Asset Value, End of Year	$19.77	$25.88	$25.15	$20.52	$18.78
Total Return[2]	(5.08)%	10.67%	27.01%	10.57%	7.41%
Ratio of net expenses to average net assets (with offsets/reductions)	1.22%	1.22%	1.25%[4]	1.25%[5]	1.25%
Ratio of expenses to average net assets (with offsets)	1.22%	1.22%	1.25%[4]	1.25%[5]	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.22%	1.23%	1.26%[4]	1.26%[5]	1.25%
Ratio of net investment income to average net assets[2]	0.86%	0.65%	0.62%[4]	0.90%[5]	0.89%
Portfolio turnover	6%	16%	17%	3%	2%
Net assets at end of year (000’s omitted)	$4,062,291	$7,847,093	$8,630,019	$6,603,059	$4,443,199

	For the years ended December 31,			For the period ended
Institutional Class	2015	2014	2013	December 31, 2012*
Net Asset Value, Beginning of Period	$25.88	$25.15	$20.52	$19.46
Income from Investment Operations:
Net investment income[1,2]	0.26	0.21	0.19	0.08
Net realized and unrealized gain (loss) on investments	(1.50)	2.56	5.39	1.13
Total from investment operations	(1.24)	2.77	5.58	1.21
Distributions to Shareholders from:
Net investment income	(0.30)	(0.23)	(0.18)	(0.11)
Net realized gain on investments	(4.59)	(1.81)	(0.77)	(0.04)
Total distributions to shareholders	(4.89)	(2.04)	(0.95)	(0.15)
Net Asset Value, End of Period	$19.75	$25.88	$25.15	$20.52
Total Return[2]	(4.89)%	10.88%	27.19%	6.22%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.05%	1.08%[4]	1.08%[5,9]
Ratio of expenses to average net assets (with offsets)	1.05%	1.05%	1.08%[4]	1.08%[5,9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.05%	1.06%	1.09%[4]	1.08%[5,9]
Ratio of net investment income to average net assets[2]	1.03%	0.82%	0.78%[4]	0.91%[5,9]
Portfolio turnover	6%	16%	17%	3%[8]
Net assets at end of period (000’s omitted)	$1,312,374	$3,414,602	$3,301,204	$712,316

20

AMG Yacktman Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Service Class	2015	2014	2013	2012 †	2011††
Net Asset Value, Beginning of Period	$25.12	$23.54	$19.12	$17.51	$16.54
Income from Investment Operations:
Net investment income[2]	0.31 [1]	0.26 [1]	0.23 [1]	0.26 [1]	0.18
Net realized and unrealized gain (loss) on investments	(1.71)	2.43	5.07	1.73	1.02
Total from investment operations	(1.40)	2.69	5.30	1.99	1.20
Distributions to Shareholders from:
Net investment income	(0.34)	(0.27)	(0.21)	(0.25)	(0.18)
Net realized gain on investments	(2.51)	(0.84)	(0.67)	(0.13)	(0.05)
Total distributions to shareholders	(2.85)	(1.11)	(0.88)	(0.38)	(0.23)
Net Asset Value, End of Period	$20.87	$25.12	$23.54	$19.12	$17.51
Total Return[2]	(5.63)%	11.33%	27.74%	11.47%	7.30%
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.71%	0.74%[6]	0.76%[7]	0.80%
Ratio of expenses to average net assets (with offsets)	0.71%	0.71%	0.74%[6]	0.76%[7]	0.80%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.72%	0.71%	0.75%[6]	0.76%[7]	0.80%
Ratio of net investment income to average net assets[2]	1.29%	1.08%	1.05%[6]	1.41%[7]	1.28%
Portfolio turnover	2%	9%	17%	7%	3%
Net assets at end of period (000’s omitted)	$8,936,608	$14,217,017	$13,931,446	$8,670,983	$6,293,083

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

†	At the start of business June 29, 2012, the Yacktman Focused Fund and Yacktman Fund were re-organized into respective funds of the AMG Funds.
††	Audited by previous independent registered public accounting firm.
*	Commencement of operations was on July 24, 2012.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursement, fee waiver and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.017% of average net assets for the Service Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.006% of average net assets for the Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[8]	Not annualized.
[9]	Annualized.

21

Notes to Financial Statements

December 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Focused Fund (“Yacktman Focused”) and AMG Yacktman Fund (“Yacktman Fund”), each a “Fund” and collectively the “Funds.” The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2015, Yacktman Focused and Yacktman Fund had redemption fees amounting to $292,776 and $325,639, respectively.

Each Fund has established three classes of shares: Service Class, Investor Class and Institutional Class. Currently, Yacktman Focused offers Service Class shares and Institutional Class shares, Yacktman Fund offers only Service Class shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Yacktman Focused is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Effective June 22, 2015, Yacktman Focused and Yacktman Fund are accepting new investors. Prior to that date the Funds were closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Fund LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the

22

Notes to Financial Statements (continued)

differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENTS INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2015, the custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, the Funds did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to equalization, redesignation of dividends paid and currency gain/loss. Temporary differences are due to differing treatments for losses due to wash sales.

23

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	Yacktman Focused		Yacktman Fund
Distributions paid from:	2015	2014	2015	2014
Ordinary income	$59,639,494	$71,994,063	$131,644,803	$142,368,723
Short-term capital gains	47,476,189	73,928,807	12,874,514	8,829,669
Long-term capital gains	989,663,036	669,932,808	957,701,445	450,823,490

Totals	$1,096,778,719	$815,855,678	$1,102,220,762	$602,021,882

As of December 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Yacktman Focused	Yacktman Fund
Capital loss carryforward	—	—
Undistributed ordinary income	$17,111,843	$19,683,828
Undistributed short-term capital gains	—	1,055,059
Undistributed long-term capital gains	164,505,612	142,377,753
Post-October loss deferral	—	—

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2015 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2015, such amounts may be used to offset future realized capital gains for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of these securities in accordance with the Funds’ policy on investment valuation.

At December 31, 2015, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Focused—two collectively own 54%; Yacktman Fund—three collectively own 57%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the

24

Notes to Financial Statements (continued)

agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding for Yacktman Focused and Yacktman Fund were $578,682 and $16,197,333, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes and the Funds would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2015, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Yacktman Focused	1.00%
Yacktman Fund
on first $500 million	0.65%
on next $500 million	0.60%
on balance over $1 billion	0.55%

The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of the Yacktman Focused Fund Service Class’s average daily net assets and 2.00% of the Yacktman Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective contractual expense limitation amount. As of December 31, 2015, the Funds had no reimbursement available for repayment.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds may have made in JPMorgan Liquid Assets Money Market Fund, Capital Shares and JPMorgan Prime Money Market Fund, Capital Shares. For the year ended December 31, 2015, the management fee for Yacktman Focused and Yacktman Fund was reduced by $492,498 and $774,991, respectively.

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.03% of average net assets of each

25

Notes to Financial Statements (continued)

Fund for the first $300 million of assets under management, 0.025% for the next $200 million and 0.02% on amounts in excess of $500 million per annum.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For Service Class shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2015, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Yacktman Focused
Service Class	0.20%	0.17%
Yacktman Fund
Service Class	0.20%	0.11%

During the year end December 31, 2014, the Service Class of Yacktman Focused and Yacktman Fund recorded a capital contribution by Yacktman of $22,119 and $25,956, respectively, representing a payment in connection with a foreign currency exchange trading error made by Yacktman.

The Securities and Exchange Commission granted an exemptive order that permits each Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the following Funds either borrowed from or lent to other funds in the AMG Funds family: Yacktman Focused lent varying amounts not exceeding $21,256,544 for 13 days earning interest of $956 and Yacktman Fund lent varying amounts not exceeding $24,808,626 for six days earning interest of $2,320. The interest amounts are included in the Statement of Operations as interest income. At December 31, 2015, the Yacktman Fund had $24,808,626 in loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2015, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Yacktman Focused	$441,137,939	$4,509,886,772
Yacktman Fund	225,922,916	3,637,445,080

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2015.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the

26

Notes to Financial Statements (continued)

market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2015, the value of the securities loaned and cash collateral received, were as follows.

	Securities	Cash Collateral
Fund	Loaned	Received
Yacktman Focused	$551,800	$578,682
Yacktman Fund	15,449,339	16,197,333
.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Yacktman Focused
Nomura Securities International, Inc.	$578,682	$578,682	—	—
Yacktman Fund
BNP Paribas Securities Corp.	$3,846,901	$3,846,901	—	—
Citigroup Global Markets, Inc.	3,846,901	3,846,901	—	—
HSBC Securities USA, Inc.	3,073,828	3,073,828	—	—
Nomura Securities International, Inc.	3,846,901	3,846,901	—	—
State of Wisconsin Investment Board	1,582,802	1,582,802	—	—

Total	$16,197,333	$16,197,333	—	—

27

Notes to Financial Statements (continued)

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

AMG Yacktman Focused Fund and AMG Yacktman Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Focused and AMG Yacktman Fund each hereby designates $1,215,806,964 and $1,131,571,912, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such year.

28

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG YACKTMAN FOCUSED FUND AND AMG YACKTMAN FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Yacktman Fund and AMG Yacktman Focused Fund (the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for the period ended December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

29

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012	Bruce B. Bingham, 67

• Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 74

• Trustee since 1999 • Oversees 72 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999	Edward J. Kaier, 70

• Oversees 72 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 52

• Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004	Steven J. Paggioli, 65

• Oversees 72 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 70

• Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999	Eric Rakowski, 57

• Oversees 74 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 50

• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004	Thomas R. Schneeweis, 68

• Oversees 72 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

30

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds	Name, Age, Principal Occupation(s) During Past 5 Years and Other
Overseen in Fund Complex	Directorships Held by Trustee
• Trustee since 2011 • Oversees 74 Funds in Fund Complex	Christine C. Carsman, 63
Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014	Jeffrey T. Cerutti, 48

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007	Keitha L. Kinne, 57

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015	Mark J. Duggan, 51

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008	Donald S. Rumery, 57

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Fund II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014	John C. Ball, 40
Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010	John J. Ferencz, 53

Vice President, Chief Compliance Officer—AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering Compliance Officer since 2014	Patrick J. Spellman, 41

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

31

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300 Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300 Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Funds’ proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com    |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap

    Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid

    Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap

    Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration

    Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2015

AMG Yacktman Special Opportunities Fund

Service Class: YASSX     |     Institutional Class: YASLX

www.amgfunds.com	AR079-1215

AMG Yacktman Special Opportunities Fund

Annual Report—December 31, 2015

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	12

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	15
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	16
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	17
Detail of changes in assets for the periods

Financial Highlights	18
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	19

Notes To Financial Statements	20
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

Overall, U.S. equity investors achieved modest positive returns for the year ended December 31, 2015, although the second half of the year was characterized by a notable increase in volatility. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 1.4% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August, losing just over 10% of its value in a little more than a week. Fortunately, those losses were almost entirely recovered by the end of the period. Investors had to process the first rate increase from the U.S. Federal Reserve +0.25% in nearly six years, a continued slowing of growth in China and the implications for global economic growth and the impact of commodity prices falling to lows not seen since 2009. During the year, there was significant dispersion in performance across sectors, with consumer discretionary and health care stocks returning 6% while companies within the energy sector fell (23)%. Meanwhile, international stocks fell during the prior year, returning (5.7)%, as measured by the MSCI All Country World ex USA Index (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 0.6% for the year ended December 31, 2015. Interest rates rose modestly during 2015, providing some pressure on bond prices. Investors’ appetite for risk declined during the second half of 2015, reflected in the (4.5)% decline in the Barclays U.S. Corporate High Yield Bond Index.

Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2015
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	1.38%	15.13%	12.57%
Small Caps	(Russell 2000® Index)	(4.41)%	11.65%	9.19%
International	(MSCI All Country World ex USA Index)	(5.66)%	1.50%	1.06%

Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	0.55%	1.44%	3.25%
High Yield	(Barclays U.S. High Yield Bond Index)	(4.47)%	1.69%	5.04%
Tax-exempt	(Barclays Municipal Bond Index)	3.30%	3.16%	5.35%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.22%	0.17%	0.19%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning	Ending	Expenses
Six Months Ended	Ratio for	Account Value	Account Value	Paid During
December 31, 2015	the Period	07/01/15	12/31/15	the Period*
AMG Yacktman Special Opportunities Fund
Service Class[1]
Based on Actual Fund Return	0.85%	$1,000	$865	$3.97
Hypothetical (5% return before expenses)	0.85%	$1,000	$1,021	$4.31
Institutional Class
Based on Actual Fund Return	0.88%	$1,000	$866	$4.14
Hypothetical (5% return before expenses)	0.88%	$1,000	$1,021	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.
[1]	Commenced operations on July 1, 2015, and as such, the expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (unaudited)

2015 YEAR-END COMMENTARY

For the twelve months ending December 31, 2015, the AMG Yacktman Special Opportunities Fund-Institutional Class (the Fund) returned (14.22)%. The benchmark, the MSCI All Country World Index (ACWI) All-Cap, returned (2.16)% during the same period.

Although 2015 was a challenging year, we never wavered from our value investing principles. The good news is the discount to intrinsic value in our core holdings increased, boosting our estimate of future returns. The Fund decline was due to poor business results from some holdings exacerbated by exposure to underperforming and unpopular areas of the market. Weightings in international and small-cap stocks proved to be headwinds in the short-term even though we believe this exposure will be a long-term positive. Value in general was out-of-favor, but such periods have often set up strong absolute and relative performance. Perseverance is required to stick with a value investing strategy, but the challenge of maintaining this discipline allows value investing to work in the first place.

Some of our inexpensive holdings declined and became even cheaper throughout the year. Rather unusually, we had no “big winners” to offset the declines in our top holdings, as some of our better performing ideas had only a small initial weighting in the Fund. Negative business momentum was punished swiftly and harshly this year, while a shrinking group of high-growth stocks continued to levitate. As stock prices declined in many holdings, we reexamined the underlying investment thesis and valuation. We responded by adding to many of our positions and now own more of our best ideas at even cheaper prices. We believe this strategy will produce superior results over time.

PORTFOLIO REVIEW

	YASLX /	MSCI ACWI
	YASSX	All-Cap	S&P 500
Price/Earnings (P/E)	9.84x	16.39x	18.20x
Price/Book Value	0.78x	1.72x	2.36x
Price/Cash Flow	6.00x	10.29x	11.75x
Price/Sales	0.49x	1.20x	1.69x
Debt to Equity	30.5%	88.2%	93.6%
Return on Assets (ROA)%	7.1%	6.7%	8.1%

The Fund trades at a significant discount to the valuation of the market. Yet our companies generate roughly equal return on assets and utilize much less leverage. Therefore, we believe the Fund consists of better-than-average companies at below-average prices. In many cases, we believe normalized earnings for these companies are much higher, making the relative metrics even more attractive.

At year-end, the Fund owned 47 holdings. There has been quite a bit of change with position resizing despite little movement in the number of holdings. Importantly, this activity understates the amount of analysis and due diligence which occurred over the last year. We turned over a lot of rocks in search of gems, but growing our watch list of potential ideas will be a key factor in future performance.

Holdings outside of the U.S. continue to represent the majority of the Fund, led by Australia (16)%, the United Kingdom (8)% and South Korea (9)%. This foreign currency exposure continued to be a drag on performance as currency declines caused our foreign holdings to be worth less when translated back to U.S. Dollars (USD). We do not try to forecast currency movements, but believe it is unlikely for the USD to strengthen against all major currencies indefinitely. Any future tailwind from currency would be a nice bonus but we are not counting on it and expect to perform regardless.

The cash position is less than 5% of the Fund. Given our wide investment universe (a key feature of the Fund’s investment mandate), there are always potential ideas to consider. The opportunities have grown richer in the last few months as volatility increases, and we are more excited about potential ideas today than we have been in the last several years.

IDEA OVERVIEW

Our focus remains on equity investing, but having a flexible approach to finding value is important. At times, dislocations happen in the market where other pieces of the capital structure become more attractive. One newer idea that became a bigger position is the debt of Emeco Holdings Ltd. (EHL AU), specifically the 9.875% bonds due in 2019. With the Emeco bonds, we believe we are getting equity-like returns (in fact, very attractive equity returns with a YTW of 29.5% as of December 31, 2015) while taking much less risk. Emeco’s capital structure is straightforward with only a single $335m (USD) bond. We believe the opportunity is available because Emeco’s bond is somewhat orphaned – a micro-cap Australian mining company with a small issue of USD-denominated 144A debt, which limits the pool of potential investors.

Emeco is the largest mining equipment rental company in the world. The mining and oil and gas downturn has put severe pressure on pricing and utilization. New management took over last summer and placed machines back to work while cutting costs and selling off excess assets for cash. While the financials are messy and the credit agencies outlook is negative, Emeco still generates enough cash to make interest payments.

In addition to over $30m (AUD) of cash on the balance sheet and positive working capital, Emeco also benefits from semi-liquid property, plant and equipment (PP&E), which is rare. The majority of Emeco’s equipment is Caterpillar bulldozers and dump trucks, where there is a robust resale market. This secondary market gives Emeco the option of shrinking the business by turning metal into cash to manage leverage. While there is a decent chance Emeco can make it through the downturn, the debt is attractive as the required recovery rate on the over $500m (AUD) in PP&E is very low if the business deteriorates further.

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AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

Management’s recent repurchase of $72.5m (AUD) of the bonds at a steep discount shows the company is open to all steps for managing its capital structure. The presence of two activist investors with over 35% ownership in the business also gives us comfort. Holding debt with substantial asset backing makes it much easier to sit on the position in the face of a downturn. Equity investing continues to be our focus, but we are happy to take advantage of opportunities like Emeco when available.

CONTRIBUTORS / DETRACTORS

One of our largest contributors to performance was SK Kaken Co. Ltd (4628 JP), a company selling a broad range of architectural coatings throughout Japan and Southeast Asia. SK Kaken is the market leader in Japan for many of its product categories, with close to 50% market share. From FY00-FY14, sales grew every single year (a remarkable achievement given the Japanese economic situation) before falling 4.5% in FY15, following an increase in the country’s sales tax rate. Even with the slight pause in growth, we believe the business remains a high quality one. The share price increased markedly in 2015, so we reduced the position but kept a small weighting.

Tessi SA (TES PA) is one of the largest business process outsourcing (BPO) companies in France. Besides BPO services and a small division offering marketing promotional services, one of Tessi’s business segments consists of CPoR Devices (CPoR). CPoR holds a monopoly position in France as the official broker for foreign currency and gold transactions within the country. Gold is often viewed as a safe haven during market crashes, so Tessi is especially attractive in our Fund as its main division should perform better in times of market fear and panic. Since peaking in 2011 at the height of the Euro crisis, CPoR earnings have fallen along with the decline in gold prices. Even so, the division earns 30% operating margins, with room to increase earnings if fear sweeps the world again. Tessi has been far more active on the acquisition front in the last 6-12 months, a positive for future returns.

LG Household & Health Care Ltd. (LGH&H) (051905 KS) is a consumer products company based in South Korea with operations across cosmetics, health/personal goods and beverages. As a fast-growing consumer products stock, LGH&H has usually enjoyed a rich valuation. However, we own the stock via its preferred shares, which traded at over a 50% discount to common shares for most of the year. We believe the preferred shares allow us to own one of the highest-quality companies in South Korea at more than 50% off. Driven by strong growth overseas, the stock doubled in 2015 and we trimmed the position. Although not as cheap as before, the preferred shares still trade at a large discount to the common shares. Samsung Electronics’ recent shareholder return announcement (including a preference for buying back preferred shares over common shares) could be a catalyst for other Korean companies to follow, including LGH&H.

The top three detractors – Hargreaves Services Plc (HSP LN), IMF Bentham Ltd. (IMF AU) and America’s Car-Mart Inc. (CRMT US) – contributed the majority of the Fund’s decline this year.

Investing in Hargreaves at higher prices has proven to be a mistake, and shows the perils of investing in commodity-related businesses (our direct commodity exposure is limited across the Fund, although we have felt some indirect pain via related industries and countries). The bad news for Hargreaves has been unrelenting, with low coal prices, stricter emission policies, warm winter weather and the closure of the last remaining steel plant in the U.K. all impacting the business. We were forced to reduce our estimate of intrinsic value, but believe upside remains as the share price decline has been far greater. Thankfully, management has acted rationally in cutting costs and preserving balance sheet flexibility. Despite the terrible macro environment, the business remains profitable and traded at just 60% of tangible book value at the end of the year. We also believe the balance sheet is understated, with a major real estate development project providing further upside into FY17.

IMF Bentham showcased one of its most valuable attributes – non-correlation to the equity markets – but unfortunately in the wrong direction. As a reminder, the business suffered a string of case losses in the early part of FY15. While the last twelve months were poor, litigation financing is a lumpy business. One year of results does not represent the normalized earnings of the more than $2b in active cases. At the start of 2016, the selling continued and the stock traded below book value. Litigation financing is booming worldwide, and Bentham possesses some advantages as the most successful and longest-running firm in this space. With Bentham below book value, the market is forecasting the company will likely lose money on the money invested in active cases. If this is true, there is little incentive for outside capital to enter the litigation finance industry. Why commit capital to new cases and wait 2-3 years for a payoff when entrants could invest in a seasoned portfolio of cases at a discount to the original investment via Bentham? We do not believe the company has suddenly lost its ability to source quality case investments. For context, Bentham generated an ROI of over 150% across 175 cases, running up a 94% success rate even with the recent losses. At less than 2x our estimate of normalized operating profits, we believe Bentham remains one of the most attractive stocks in the Fund despite the market ruling against us so far.

America’s Car-Mart was one of the top contributors as noted in our inaugural letter, but has since reversed course. While we reduced our position somewhat at higher prices, the price decline in Q4 has allowed us to build it once again into a top three holding. The subprime used car market has experienced intense competitive pressure over the last several years, as companies reach for yield in a low-interest-rate environment. Car-Mart has faced squeezing margins on car purchases, slowing same-store sales growth at its older dealerships and reduced recovery rates on repossessions. Competitors are picking off some of Car-Mart’s better customers by offering more attractive terms (i.e. 72-month loans) despite the somewhat questionable merits of this behavior long-term (a six-year loan on a seven-to-ten-year-old car strikes us as foolish for both parties). The pressures culminated in the quarter ending October 31, 2015, as management was forced to raise the provision for credit

5

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

losses and reset inventory levels. However, some of these problems have been self-inflicted. Car-Mart opened a number of new dealerships and implemented a long IT project and compliance overhaul, which has proved distracting. The combination of an increased focus on making good loans and the seasoning of newer dealerships (credit losses typically improve as dealerships mature) allows for better execution even if the credit environment does not turn immediately. The business remains highly cash generative, conservatively funded and management has shown a willingness to aggressively repurchase shares. At year-end, Car-Mart was also trading at a discount to tangible book value and our estimate of run-off value. Car-Mart has been in business since 1982 and management has been through many cycles before. We are confident they will prosper coming out of this cycle as well.

LOOKING FORWARD

We are excited about the prospects for the Fund in 2016 and beyond. On balance, we feel we hold good companies at below-average prices, measured on both an absolute and relative basis. After several years of operating in a steadily rising market, volatility has returned in a big way in 2016. As value investors, we relish this environment. We continue to be diligent in managing the Fund and our goal remains to protect and grow shareholder capital over the long-term.

This commentary reflects the viewpoints of the Yacktman Asset Management LP as of December 31, 2015 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class to a $10,000 investment made in the MSCI ACWI All Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

6

AMG Yacktman Special Opportunities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the total returns for the AMG Yacktman Special Opportunities Fund and the MSCI ACWI All Cap Index for the same time period ended December 31, 2015.

	One	Since	Inception
Average Total Returns[1]	Year	Inception	Date
AMG Yacktman Special Opportunities Fund[2,3,4,5,6,7,8]
Service Class	—	(13.51)%	06/30/15
Institutional Class	(14.22)%	(12.96)%	06/30/14
MSCI ACWI All Cap Index [9]	(2.16)%	(2.97)%	06/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Institutional Class, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2015. All returns are in U.S. dollars ($).
[2]	During the period, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.
[4]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[5]	The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products. The Fund is subject to risks associated with investments in small- and mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. High-yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities, which may place the Fund at greater risk than a more diversified fund. Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[8]	Beginning June 30, 2015, the Fund’s investment management fees are subject to a performance adjustment, which could increase or reduce the investment management fees paid by the Fund. The prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund. The performance adjustment could increase the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee (and, in turn, the Subadvsior’s fee) even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.
[9]	The MSCI All Country World Index (ACWI) All Cap captures large, mid, small and micro cap representation across 23 Developed Markets countries and large, mid and small cap representation across 23 Emerging Markets Countries. Unlike the Fund, the Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided ’as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC Insured, nor bank guaranteed. May lose value.

7

AMG Yacktman Special Opportunities Fund

Fund Snapshots (unaudited)

December 31, 2015

PORTFOLIO BREAKDOWN

	AMG Yacktman	MSCI ACWI
	Special Opportunities	All Cap
Sector	Fund**	Index
Industrials	31.5%	11.3%
Consumer Discretionary	20.7%	13.3%
Information Technology	17.9%	14.7%
Energy	9.9%	5.7%
Financials	9.6%	21.8%
Materials	2.2%	4.9%
Health Care	2.7%	12.3%
Consumer Staples	1.3%	9.5%
Utilities	0.5%	3.2%
Telecommunication Services	0.0%	3.3%
Other Assets and Liabilities	3.7%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Emeco Pty, Ltd., 9.875%, 03/15/19*	8.0%
Samsung Electronics Co., Ltd., 2.150%*	6.3
America’s Car-Mart, Inc.*	5.5
Computer Services, Inc.*	5.4
IMF Bentham, Ltd.*	5.2
Texhong Textile Group, Ltd.*	5.1
Hargreaves Services PLC*	3.8
Pardee Resources Co., Inc.	3.7
Retail Holdings N.V.	3.7
Spice Private Equity AG	3.2

Top Ten as a Group	49.9%

*	Top Ten Holdings as of June 30, 2015.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Yacktman Special Opportunities Fund

Fund Snapshots (continued)

For the six months ended December 31, 2015

NEW EQUITY POSITIONS

Current
New Purchases	Shares Held
Immunodiagnostic Systems Holdings PLC	53,788
Master Drilling Group, Ltd.	230,000

EQUITY PURCHASES & SALES

	Net Shares	Current
Purchases	Purchased	Shares Held
Aggreko PLC	4,600	22,000
America’s Car-Mart, Inc.	23,000	35,500
Catering International Services	6,300	20,000
CMI, Ltd.	47,813	431,100
Hargreaves Services PLC	22,039	172,039
IMF Bentham, Ltd.	300,000	950,000
Lai Sun Development Co., Ltd.	2,700,000	13,495,000
Lamprell PLC	50,000	280,000
Maxim Power Corp.	7,500	42,200
MOCON, Inc.	7,336	34,000
Ocean Wilsons Holdings, Ltd.	16,000	46,000
Pardee Resources Co., Inc.	2,100	4,000
Raven Industries, Inc.	6,000	34,000
Retail Holdings N.V.	20,700	39,700
Rocky Mountain Dealerships, Inc.	10,000	33,000
Samsung Electronics Co., Ltd.	200	1,180

	Net Shares	Current
Sales	Sold	Shares Held
Computer Services, Inc.	(6,600)	23,168
Daekyo Co., Ltd.	(16,498)	22,000
DreamWorks Animation SKG, Inc., Class A	(3,000)	3,000
Goldlion Holdings, Ltd.	(390,000)	—
Hogy Medical Co., Ltd.	(500)	2,000
II-VI, Inc.	(3,000)	5,000
LG Household & Health Care, Ltd.	(310)	190
Martha Stewart Living Omnimedia, Inc., Class A	(25,000)	—
Mitani Corp.	(5,100)	17,000
NAC Co., Ltd.	(6,000)	31,000
Nexen Corp.	(401)	1,900
Preformed Line Products Co.	(200)	4,000
Sebang Co., Ltd.	(8,700)	13,300
SK Kaken Co., Ltd.	(4,000)	1,000

CORPORATE BONDS & NOTES PURCHASES

	Net Par	Current
Purchases	Purchased	Par Held
Emeco Pty, Ltd., 9.875%, 03/15/19	$750,000	$2,250,000

9

AMG Yacktman Special Opportunities Fund

Schedule of Portfolio Investments

December 31, 2015

	Shares	Value
Common Stocks - 79.3%
Consumer Discretionary - 19.7%
America’s Car-Mart, Inc. (United States)*	35,500	$947,495
Automodular Corp. (Canada)*	88,406	159,728
DreamWorks Animation SKG, Inc., Class A (United States)*	3,000	77,310
Retail Holdings N.V. (Curacao)*	39,700	639,170
Sotsu Co., Ltd. (Japan)	14,500	261,030
Texhong Textile Group, Ltd. (Hong Kong)	1,175,000	887,238
Twenty-First Century Fox, Inc., Class A (United States)	15,800	429,128
Total Consumer Discretionary		3,401,099
Consumer Staples - 0.8%
Amsterdam Commodities N.V. (Netherlands)	5,500	138,670
Energy - 9.9%
Hargreaves Services PLC (United Kingdom)	172,039	654,343
Lamprell PLC (United Arab Emirates)*	280,000	410,715
Pardee Resources Co., Inc. (United States)	4,000	640,000
Total Energy		1,705,058
Financials - 9.6%
IMF Bentham, Ltd. (Australia)	950,000	903,643
Lai Sun Development Co., Ltd. (Hong Kong)	13,495,000	206,206
Spice Private Equity AG (Switzerland)[1]	22,500	553,500
Total Financials		1,663,349
Health Care - 2.7%
Hogy Medical Co., Ltd. (Japan)	2,000	100,638
Immunodiagnostic Systems Holdings PLC (United Kingdom)	53,788	188,325
Stallergenes Greer PLC (United Kingdom)*	5,100	177,359
Total Health Care		466,322
Industrials - 22.7%
Aggreko PLC (United Kingdom)	22,000	296,159
Catering International Services (France)	20,000	347,762
CMI, Ltd. (Australia)	431,100	342,415
Emeco Holdings, Ltd. (Australia)*	2,500,000	74,692
Freund Corp. (Japan)[1]	20,200	236,883
Mitani Corp. (Japan)	17,000	423,577
NAC Co., Ltd. (Japan)[1]	31,000	252,019
Nam Lee Pressed Metal Industries, Ltd. (Singapore)	390,000	88,017
Ocean Wilsons Holdings, Ltd. (Bermuda)	46,000	518,774
Preformed Line Products Co. (United States)	4,000	168,400

	Shares	Value
Raven Industries, Inc. (United States)	34,000	$530,400
Rocky Mountain Dealerships, Inc. (Canada)	33,000	148,818
Utoc Corp. (Japan)	19,100	67,611
Valmont Industries, Inc. (United States)[1]	4,000	424,080
Total Industrials		3,919,607
Information Technology - 11.2%
Computer Services, Inc. (United States)	23,168	926,720
II-VI, Inc. (United States)*	5,000	92,800
MOCON, Inc. (United States)[1]	34,000	494,360
Tessi, S.A. (France)	3,000	414,739
Total Information Technology		1,928,619
Materials - 2.2%
Agro-Kanesho Co., Ltd. (Japan)	10,800	85,972
Master Drilling Group, Ltd. (South Africa)*	230,000	199,289
SK Kaken Co., Ltd. (Japan)	1,000	94,846
Total Materials		380,107
Utilities - 0.5%
Maxim Power Corp. (Canada)*	42,200	90,274
Total Common Stocks (cost $17,461,670)		13,693,105
Preferred Stocks - 9.0%
Consumer Discretionary - 1.0%
Daekyo Co., Ltd., 4.470% (South Korea)	22,000	103,006
Nexen Corp., 1.540% (South Korea)	1,900	68,057
Total Consumer Discretionary		171,063
Consumer Staples - 0.5%
LG Household & Health Care, Ltd., 0.740% (South Korea)	190	87,774
Industrials - 0.8%
Daelim Industrial Co., Ltd., 0.600% (South Korea)	2,600	53,922
Sebang Co., Ltd., 2.010% (South Korea)	13,300	87,638
Total Industrials		141,560
Information Technology - 6.7%
Daeduck GDS Co., Ltd., 4.560% (South Korea)	10,705	60,606
Samsung Electronics Co., Ltd., 2.150% (South Korea)	1,180	1,090,778
Total Information Technology		1,151,384
Total Preferred Stocks (cost $1,616,534)		1,551,781

The accompanying notes are an integral part of these financial statements.

10

AMG Yacktman Special Opportunities Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Corporate Bonds and Notes - 8.0%
Industrials - 8.0%
Emeco Pty, Ltd., 9.875%, 03/15/19 (Australia)(a),[1,4]	$2,250,000	$1,372,500
Total Corporate Bonds and Notes (cost $1,671,821)		1,372,500
Short-Term Investments - 8.8%
Repurchase Agreements - 5.5%[2]
BNP Paribas Securities Corp., dated 12/31/15,due 01/04/16, 0.310%, total to be received $952,161 (collateralized by various U.S. Government Agency Obligations, 0.000% - 4.500%, 06/09/16 - 05/20/45, totaling $971,172)	952,129	952,129

	Shares	Value
Other Investment Companies - 3.3%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.26%	570,925	$570,925
Total Short-Term Investments (cost $1,523,054)		1,523,054
Total Investments - 105.1% (cost $22,273,079)		18,140,440
Other Assets, less Liabilities - (5.1)%		(880,563)
Net Assets - 100.0%		$17,259,877

The accompanying notes are an integral part of these financial statements.

11

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $22,307,359 for federal income tax purposes at December 31, 2015, the aggregate gross unrealized appreciation and depreciation were $709,998 and $4,876,917 respectively, resulting in net unrealized depreciation of investments of $4,166,919.

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2015, the value of this security amounted to $1,372,500 or 8.0% of net assets.
[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2015, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Yacktman Special Opportunities Fund	$911,400	5.3%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2015, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The market value of Illiquid securities at December 31, 2015, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Yacktman Special Opportunities Fund	$1,372,500	8.0%

The accompanying notes are an integral part of these financial statements.

12

Notes to Schedule of Portfolio Investments (continued)

Country	AMG Yacktman Special Opportunities Fund†	MSCI ACWI All Cap Index††
Australia	16.2%	2.4%
Austria	0.0%	0.1%
Belgium	0.0%	0.5%
Bermuda	3.1%	0.0%
Brazil	0.0%	0.5%
Canada	2.4%	2.8%
Chile	0.0%	0.1%
China	0.0%	2.5%
Colombia	0.0%	0.0%#
Curacao	3.9%	0.0%
Czech Republic	0.0%	0.0%#
Denmark	0.0%	0.7%
Egypt	0.0%	0.0%#
Finland	0.0%	0.4%
France	4.6%	3.1%
Germany	0.0%	3.0%
Greece	0.0%	0.0%#
Hong Kong	6.6%	1.1%
Hungary	0.0%	0.0%#
India	0.0%	0.9%
Indonesia	0.0%	0.3%
Ireland	0.0%	0.2%
Israel	0.0%	0.3%
Italy	0.0%	0.9%
Japan	9.2%	8.6%
Malaysia	0.0%	0.3%
Mexico	0.0%	0.4%
Netherlands	0.8%	1.0%

Country	AMG Yacktman Special Opportunities Fund†	MSCI ACWI All Cap Index††
New Zealand	0.0%	0.1%
Norway	0.0%	0.2%
Peru	0.0%	0.0%#
Philippines	0.0%	0.2%
Poland	0.0%	0.1%
Portugal	0.0%	0.1%
Russia	0.0%	0.3%
Singapore	0.5%	0.5%
South Africa	1.2%	0.6%
South Korea	9.3%	0.0%
Spain	0.0%	1.1%
Sweden	0.0%	1.1%
Switzerland	3.3%	3.0%
Taiwan	0.0%	1.2%
Thailand	0.0%	0.2%
Turkey	0.0%	0.1%
United Arab Emirates	2.5%	0.0%
United Kingdom	7.9%	6.8%
United States	28.5%	52.6%
Supranational & Other	0.0%	1.7%

	100.0%	100.0%

#	Rounds to less than 0.1%.
†	As a percentage of long-term investments at December 31, 2015.
††	Unaudited

The accompanying notes are an integral part of these financial statements.

13

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2015: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active
	Markets for Identical	Significant Other	Significant
	Investments	Observable Inputs	Unobservable Inputs
	Level 1	Level 2	Level 3	Total
AMG Yacktman Special Opportunities Fund
Investments in Securities
Common Stocks
Industrials	$2,643,358	$1,276,249	—	$3,919,607
Consumer Discretionary	2,252,831	1,148,268	—	3,401,099
Information Technology	1,928,619	—	—	1,928,619
Energy	1,705,058	—	—	1,705,058
Financials	553,500	1,109,849	—	1,663,349
Health Care	365,684	100,638	—	466,322
Materials	294,135	85,972	—	380,107
Consumer Staples	138,670	—	—	138,670
Utilities	90,274	—	—	90,274
Preferred Stocks
Information Technology	—	1,151,384	—	1,151,384
Consumer Discretionary	171,063	—	—	171,063
Industrials	—	141,560	—	141,560
Consumer Staples	—	87,774	—	87,774
Corporate Bonds and Notes†	—	1,372,500	—	1,372,500
Short-Term Investments
Repurchase Agreements	—	952,129	—	952,129
Other Investment Companies	570,925	—	—	570,925

Total Investments in Securities	$10,714,117	$7,426,323	—	$18,140,440

†	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes by major industry, please refer to the Schedule of Portfolio Investments.

As of December 31, 2015, the AMG Yacktman Special Opportunities Fund had transfers between levels 1 and level 2 as follows:

	Transfer	Transfer out of	Transfer into	Transfer out of
	into Level 1[1]	Level 1[1]	Level 2[1]	Level 2[1]
Assets:
Common Stocks	$1,804,941	$(338,524)	$338,524	$(1,804,941)

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments at value* (including securities on loan valued at $911,400)	$18,140,440
Foreign currency**	1,766
Dividends and other receivables	96,908
Receivable from affiliate	10,897
Prepaid expenses	14,113
Total assets	18,264,124
Liabilities:
Payable upon return of securities loaned	952,129
Accrued expenses:
Investment advisory and management fees	11,232
Administrative fees	439
Shareholder servicing fees - Service Class	6
Trustees fees and expenses	45
Other	40,396
Total liabilities	1,004,247
Net Assets	$17,259,877
Net Assets Represent:
Paid-in capital	$21,521,142
Distributions in excess of net investment income	(46,021)
Accumulated net realized loss from investments	(82,098)
Net unrealized depreciation of investments and foreign currency translations	(4,133,146)
Net Assets	$17,259,877
Service Class Shares:
Net Assets	$82,601
Shares outstanding	10,661
Net asset value, offering and redemption price per share	$7.75
Institutional Class Shares:
Net Assets	$17,177,276
Shares outstanding	2,216,486
Net asset value, offering and redemption price per share	$7.75
* Investments at cost	$22,273,079
** Foreign currency at cost	$1,760

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the year ended December 31, 2015

Investment Income:
Dividend income	$504,314
Securities lending income	7,068
Interest income	154,642
Foreign withholding tax	(28,305)
Total investment income	637,719
Expenses:
Investment advisory and management fees	186,412
Administrative fees	5,157
Shareholder servicing fees - Service Class	6
Professional fees	30,170
Registration fees	39,878
Custodian	16,120
Report to shareholders	18,964
Trustees fees and expenses	1,032
Transfer agent	628
Miscellaneous	1,159
Total expenses before offsets	299,526
Expense reimbursements	(87,322)
Net expenses	212,204
Net investment income	425,515
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	152,599
Net realized loss on foreign currency transactions	(22,647)
Net change in unrealized appreciation (depreciation) of investments	(3,163,836)
Net change in unrealized appreciation (depreciation) of foreign currency translations	(389)
Net realized and unrealized loss	(3,034,273)
Net decrease in net assets resulting from operations	$(2,608,758)

The accompanying notes are an integral part of these financial statements.

16

Statement of Changes in Net Assets

For the year ended December 31, 2015

	AMG Yacktman Special
	Opportunities Fund
	2015	2014*
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$425,515	$(3,321)
Net realized gain on investments and foreign currency transactions	129,952	86,379
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(3,164,225)	(968,921)
Net decrease in net assets resulting from operations	(2,608,758)	(885,863)
Distributions to Shareholders:
From net investment income:
Service Class	(2,299)	—
Institutional Class	(479,382)	(21,139)
From net realized gain on investments:
Service Class	(1,323)	—
Institutional Class	(275,083)	—
Total distributions to shareholders	(758,087)	(21,139)
Capital Share Transactions:
Service Class:**
Proceeds from sale of shares	91,100	—
Reinvestment of dividends	3,622	—
Cost of shares repurchased	—	—
Net increase from Service Class share transactions	94,722	—
Institutional Class:
Proceeds from sale of shares	2,234,514	18,431,013
Reinvestment of dividends	752,336	21,139
Cost of shares repurchased	—	—
Net increase from Institutional Class share transactions	2,986,850	18,452,152
Total increase from capital share transactions	3,081,572	18,452,152
Total increase (decrease) in net assets	(285,273)	17,545,150
Net Assets:
Beginning of period	17,545,150	—
End of period	$17,259,877	$17,545,150
End of period distributions in excess of net investment income	$(46,021)	$(13,523)

Share Transactions:
Service Class:**
Sale of shares	10,193	—
Reinvested shares from dividends	468	—
Shares repurchased	—	—
Net increase in Service Class shares	10,661	—
Institutional Class:
Sale of shares	262,738	1,854,286
Reinvested shares from dividends	97,201	2,261
Shares repurchased	—	—
Net increase in Institutional Class shares	359,939	1,856,547

*	Commencement of operations was on June 30, 2014.
**	Commencement of operations was on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

17

AMG Yacktman Special Opportunities Fund

Financial Highlights

For a share outstanding throughout each period

For the period ended
Service Class	December 31, 2015**
Net Asset Value, Beginning of Period	$9.40
Income from Investment Operations:
Net investment income[1,2]	0.20
Net realized and unrealized loss on investments	(1.49)
Total from investment operations	(1.29)
Distributions to Shareholders from:
Net investment income	(0.23)
Net realized gain on investments	(0.13)
Total distributions to shareholders	(0.36)
Net Asset Value, End of Period	$7.75
Total Return[2]	(13.77)%[4,6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.27%[5,7]
Ratio of expenses to average net assets (with offsets)	1.27%[5,7]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.88%[5,7]
Ratio of net investment income to average net assets[2]	3.40%[5,7]
Portfolio turnover	30%[6]
Net assets at end of period (000’s omitted)	$83

	For the year ended	For the period ended
Institutional Class	December 31, 2015	December 31, 2014*
Net Asset Value, Beginning of Period	$9.45	$10.00
Income from Investment Operations:
Net investment Income (loss)[1,2]	0.22	(0.00)#
Net realized and unrealized loss on investments	(1.56)	(0.54)
Total from investment operations	(1.34)	(0.54)
Distributions to Shareholders from:
Net investment income	(0.23)	(0.01)
Net realized gain on investments	(0.13)	—
Total distributions to shareholders	(0.36)	(0.01)
Net Asset Value, End of Period	$7.75	$9.45
Total Return[2]	(14.22)%[4]	(5.39)%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.24%[5]	1.65%[7]
Ratio of expenses to average net assets (with offsets)	1.24%[5]	1.65%[7]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.74%[5]	2.60%[7]
Ratio of net investment income (loss) to average net assets[2]	2.47%[5]	(0.04)%[7]
Portfolio turnover	30%	7%[6]
Net assets at end of period (000’s omitted)	$17,177	$17,545

18

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

*	Commencement of operations was on June 30, 2014.
**	Commencement of operations was on July 1, 2015.
#	Rounds to less than $(0.01) per share or (0.01)%.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been reduced.
[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 of Notes to Financial Statements.)
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[5]	Includes a performance adjustment amounting to (0.42)% of average daily net assets. (See Note 2 of Notes to Financial Statements.)
[6]	Not annualized.
[7]	Annualized.

19

Notes to Financial Statement

December 31, 2015

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the AMG Yacktman Special Opportunities Fund (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended December 31, 2015, the Fund received no redemption fees.

The Fund has established three classes of shares: Service Class, Investor Class and Institutional Class. The Fund currently offers two classes of shares: Service Class Shares (which was effective July 1, 2015) and Institutional Class shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Fund LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

20

Notes to Financial Statement (continued)

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact as soon as the Fund becomes aware of the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Fund has a balance credit arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2015, the Fund’s custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2015, the Fund did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to reclass of foreign currency gains/losses and mark-to-market of passive foreign investment company income. Temporary differences are due to post October and late year loss deferrals and passive foreign investment companies.

21

Notes to Financial Statement (continued)

The tax character of distributions paid during the year ended December 31, 2015 and December 31, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	$481,593	—
Short-term capital gains	276,494	—
Long-term capital gains	—	—

Totals	$758,087	—

As of December 31, 2015, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Late-year loss deferral	$(93,839)

e. FEDERAL TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2015, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Capital losses may be carried forward for an unlimited time period. Capital losses that are carried forward retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2015, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2015, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2015, certain affiliated shareholders of record, individually or collectively held greater than 10% of the net assets of the Fund as follows: three collectively own 87%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Fund may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Fund participates on a prorate basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchases or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM.

At December 31, 2015, the market value of repurchase agreements or joint repurchase agreements outstanding was $952,129.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

22

Notes to Financial Statement (continued)

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

The Fund has a performance-based fee structure that consists of a base fee and a performance adjustment (“Performance Adjustment”), with the Performance Adjustment commencing June 30, 2015. The Fund pays a monthly base investment management fee to the Investment Manager at an annual rate of 1.50% of the Fund’s average daily net assets for the month. Beginning June 30, 2015, this monthly fee was increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months. The Performance Adjustment Rate for the Fund may not exceed plus or minus 0.75%. For the year ended December 31, 2015, the Performance Adjustment decreased management fee by $71,447, resulting in the Fund paying the Investment Manager an effective rate of 1.08%.

The Investment Manager has contractually agreed through at least May 1, 2016, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of investment management fees, shareholder servicing fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, dividends payable with respect to securities sold short, and extraordinary expenses) of the Fund to an annual rate of 0.15% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For purposes of this contractual expense limitation, investment management fees includes any performance adjustments.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s respective contractual expense limitation amount. For the year ended December 31, 2015, the Fund’s components of reimbursement available consisted of:

Reimbursement Available - 12/31/14	$72,757
Additional Reimbursements	87,322
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/15	$160,079

The expiration of the Fund’s reimbursement is as follows:

Expiration Period
Less than 1 year	—
Within 2 years	$72,757
Within 3 years	87,322

Total Amount Subject To Reimbursement	$160,079

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.03% of average net assets of the Fund for the first $300 million of assets under management, 0.025% for the next $200 million and 0.02% on amounts in excess of $500 million per annum.

Effective January 1, 2015, the Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds. Previously, the Board provided supervision to only the Trust and other trusts within the AMG Funds family.

Beginning January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board is $200,000, plus $16,000, $4,000 or $2,000 for each regular, in-person special or telephonic special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $55,000 per year. The Chairman of the Audit Committee receives an additional payment of $25,000 per year.

23

Notes to Financial Statement (continued)

Prior to January 1, 2015, the aggregate annual retainer paid to each Independent Trustee of the Board was $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $35,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $15,000 per year.

Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the funds in the Trust, other trusts within the AMG Funds family and other affiliated funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were generally allocated among all of the funds in the Trust and other trusts within the AMG Funds family. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid to the Independent Trustees of the Board.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For Service Class shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each financial intermediary’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2015, were as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Yacktman Special Opportunities
Service Class	0.10%	0.02%

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund.

The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2015, the Fund lent varying amounts not exceeding $861,609 for two days earning interest of $23. The interest earned is included in the Statement of Operations as interest income. At December 31, 2015, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the year ended December 31, 2015, were $9,599,209 and $4,825,570, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2015, the value of the securities loaned and cash collateral received was $911,400 and $952,129, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expect the risks of loss to be remote.

24

Notes to Financial Statement (continued)

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open repurchase agreements which are subject to a master netting agreement as of December 31, 2015:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets
	Presented in the Statement	Financial	Cash Collateral
	of Assets and Liabilities	Instruments Collateral	Received	Net Amount
BNP Paribas Securities Corp.	$952,129	$952,129	—	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

TAX INFORMATION (unaudited)

AMG Yacktman Special Opportunities Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the Fund elects to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, The Fund hereby makes the following designations regarding its year ended December 31, 2015:

•	The total amount of taxes paid and income sourced from foreign countries were $19,657 and $452,015, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Special Opportunities Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2015, or if subsequently determined to be different, the net capital gains of such year.

25

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG YACKTMAN SPECIAL OPPORTUNITIES FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG Yacktman Special Opportunities Fund (the “Fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 29, 2016

26

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67
• Oversees 72 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 74
• Trustee since 1999 • Oversees 72 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999	Edward J. Kaier, 70
• Oversees 72 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 52
• Oversees 74 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004	Steven J. Paggioli, 65
• Oversees 72 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 70
• Oversees 72 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999	Eric Rakowski, 57
• Oversees 74 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 50
• Oversees 74 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004	Thomas R. Schneeweis, 68
• Oversees 72 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education), (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Trustee of Aston Funds (27 portfolios) (2010-Present).

27

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 63
• Oversees 74 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); Chief Executive Officer and President, Aston Funds (2015-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer	Keitha L. Kinne, 57
since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer	Donald S. Rumery, 57
since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds I, AMG Fund II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer	John C. Ball, 40
since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer	John J. Ferencz, 53
since 2010	Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Anti-Money Laundering	Patrick J. Spellman, 41
Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

28

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at www.amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a) (1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds	Fiscal 2015	Fiscal 2014
AMG GW&K Municipal Enhanced Yield Fund	$31,002	$37,461
AMG GW&K Small Cap Core Fund	$24,059	$36,152
AMG GW&K Municipal Bond Fund	$38,937	$33,428
AMG GW&K Small Cap Growth Fund	$19,167	$0
AMG Managers Skyline Special Equities Portfolio	$32,187	$36,633
AMG TimesSquare Mid Cap Growth Fund	$36,633	$42,743
AMG TimesSquare Small Cap Growth Fund	$30,722	$35,705
AMG Times Square International Small Cap Growth Fund	$34,217	$25,624
AMG Renaissance Large Cap Growth Fund	$21,635	$24,746
AMG Renaissance International Equity Fund	$19,665	$19,712
AMG Yacktman Focused Fund	$86,146	$101,988
AMG Yacktman Fund	$113,572	$122,790
AMG Yacktman Special Opportunities Fund	$21,825	$20,721
AMG Chicago Equity Partners Small Cap Value Fund	$19,172	$0

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds	Fiscal 2015	Fiscal 2014
AMG GW&K Municipal Enhanced Yield Fund	$8,035	$7,665
AMG GW&K Small Cap Core Fund	$7,225	$6,885
AMG GW&K Municipal Bond Fund	$8,035	$7,665
AMG GW&K Small Cap Growth Fund	$5,415	$0
AMG Managers Skyline Special Equities Portfolio	$7,225	$6,885
AMG TimesSquare Mid Cap Growth Fund	$7,225	$6,885
AMG TimesSquare Small Cap Growth Fund	$7,225	$6,885
AMG Times Square International Small Cap Growth Fund	$8,075	$6,320
AMG Renaissance Large Cap Growth Fund	$7,225	$6,885
AMG Renaissance International Equity Fund	$7,320	$6,880
AMG Yacktman Focused Fund	$8,035	$7,665
AMG Yacktman Fund	$8,035	$7,665
AMG Yacktman Special Opportunities Fund	$7,370	$6,340
AMG Chicago Equity Partners Small Cap Value Fund	$5,415	$0

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2015 and $0 for fiscal 2014, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2015 and 2014 for non-audit services rendered to the Funds and Fund Service Providers were $167,860 and $150,625, respectively. For the fiscal years ended September 30, 2015 and September 30, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), with no additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 9, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	March 9, 2016